                                            REGISTRATION NOS. 333-80547/811-4001
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM N-4

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.
                                                                             [ ]

                            ------------------------

                        POST-EFFECTIVE AMENDMENT NO. 11                      [X]
                                     AND/OR
        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 119                             [X]

                            ------------------------

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (EXACT NAME OF REGISTRANT)

                      METROPOLITAN LIFE INSURANCE COMPANY
                           (EXACT NAME OF DEPOSITOR)

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (212) 578-9414
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                            ------------------------

                            JAMES L. LIPSCOMB, ESQ.
                  EXECUTIVE VICE-PRESIDENT AND GENERAL COUNSEL
                      METROPOLITAN LIFE INSURANCE COMPANY
                                200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:
                             DIANE E. AMBLER, ESQ.
                 KIRKPATRICK & LOCKHART PRESTON GATES ELLIS LLP
                              1601 K STREET, N.W.
                             WASHINGTON, D.C. 20006

                            ------------------------

IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:

     [ ] immediately upon filing pursuant to paragraph (b) of Rule 485


     [X] on April 28, 2008 pursuant to paragraph (b) of Rule 485


     [ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

     [ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule 485

     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS REGISTERED AN INDEFINITE AMOUNT OF SECURITIES. REGISTRANT'S RULE 24f-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 2007 WAS FILED WITH THE COMMISSION ON OR ABOUT MARCH 15, 2008.

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                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    FORM N-4
                                     UNDER
       THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940

                             CROSS REFERENCE SHEET
                           (PURSUANT TO RULE 481(A))

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
      1.  Cover Page................................    Cover Page
      2.  Definitions...............................    Important Terms You Should Know
      3.  Synopsis..................................    Table of Expenses
      4.  Condensed Financial Information...........    General Information--Advertising Performance;
                                                          General Information--Financial Statements
      5.  General Description of Registrant,            MetLife; Metropolitan Life Separate Account E;
            Depositor, and Portfolio Companies......    Investment Choices; General Information--Voting
                                                          Rights
      6.  Deductions and Expenses...................    Table of Expenses; Contract Fee; Assignment
                                                          Fee; Premium and Other Taxes; Charges;
                                                          General Information--Who Sells the Income
                                                          Annuity; Appendix; Premium Tax Table
      7.  General Description of Variable Annuity...    The Income Annuity--Purchasing an Income
                                                        Annuity; Income Annuity--Allocation; General
                                                          Information--Administration/Changes to the
                                                          Income Annuity
      8.  Annuity Period............................    Important Terms You Should Know; Income
                                                          Annuity--Income Payment Types/The Value of
                                                          Your Income Payments
      9.  Death Benefit.............................    Not Applicable
     10.  Purchases Values..........................    MetLife; Metropolitan Life Separate Account E;
                                                          Income Annuity/Allocation of Purchase
                                                          Payment/ The Value of Your Income Payments;
                                                          General Information--Administration
     11.  Redemptions...............................    General Information; When We May Cancel the
                                                          Income Annuity
     12.  Taxes.....................................    Federal Tax Treatment
     13.  Legal Proceedings.........................    Legal Proceedings
     14.  Table of Contents of the Statement of         Table of Contents of the Statement of
            Additional Information..................      Additional Information
     15.  Cover Page................................    Cover Page
     16.  Table of Contents.........................    Table of Contents
     17.  General Information and History...........    Not Applicable
     18.  Services..................................    Independent Registered Public Accounting Firm;
                                                          Services; Distribution of Certificates and
                                                          Interests in the Income Annuity
     19.  Purchase of Securities Being Offered......    Not Applicable

FORM N-4
ITEM NO.                                                              PROSPECTUS HEADING
--------                                                              ------------------
     20.  Underwriters..............................    Distribution of Certificates and Interests in
                                                          the Income Annuity
     21.  Annuity Payments..........................    Variable Income Payments
     22.  Financial Statements......................    Financial Statements of the Separate Account;
                                                          Financial Statements of MetLife

                                                              APRIL 28, 2008


METLIFE SETTLEMENT PLUS(SM), A VARIABLE INCOME ANNUITY ISSUED

BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes an income annuity contract (the "Income Annuity") which may be used to fund the financial obligations for periodic payments under a structured settlement.

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M oney is allocated among the Income Annuity's available investment choices. The choices may include the Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the corresponding portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund") and a Portfolio of the Met Investors Series Trust ("Met Investors Fund"). For convenience, the portfolios are referred to as "Portfolios" in this Prospectus.

    MET INVESTORS FUND         METROPOLITAN FUND
BLACKROCK LARGE CAP CORE   BLACKROCK DIVERSIFIED
                           LEHMAN BROTHERS(R)
                           AGGREGATE BOND INDEX
                           METLIFE STOCK INDEX
                           MFS(R) VALUE+
                           T. ROWE PRICE LARGE CAP
                           GROWTH




+ This Portfolio has been subject to a name change. Please see Appendix B for more information.


HOW TO LEARN MORE:


Before agreeing to a structured settlement pursuant to which settlement money may be invested in an Income Annuity, read this Prospectus. The Prospectus contains information about the Income Annuity and Metropolitan Life Separate Account E which you should know before making your decision. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 28, 2008. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 27 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
Attn: MetLife Settlement Plus
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Phone: (800) 427-9409

The Securities and Exchange Commission has a website (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund and Met Investors Fund prospectuses which are attached to the back of this Prospectus. You should also read the Metropolitan Fund and Met Investors Fund prospectuses carefully before agreeing to a structured settlement pursuant to which an Income Annuity may be purchased.


 INCOME ANNUITY
 This Income Annuity provides a stream of payments. Your income payments will vary to reflect the performance of the Portfolios underlying the selected investment divisions. In addition, the amount of your income payment is also based on the amount of the purchase payment, the income payment type and personal factors such as your age.


 A WORD ABOUT
 INVESTMENT RISK:
 An investment in any variable annuity involves investment risk. As a result, the value of your income payments will fluctuate and may decrease. Money invested is NOT:
   - a bank deposit or obligation;
   - federally insured or guaranteed; or
   - endorsed by any bank or other financial institution.



                                 (METLIFE LOGO)

TABLE OF CONTENTS

IMPORTANT TERMS YOU SHOULD KNOW...............................................     4
TABLE OF EXPENSES ............................................................     6
METLIFE ......................................................................    10
METROPOLITAN LIFE SEPARATE ACCOUNT E .........................................    10
SETTLING YOUR CLAIM ..........................................................    10
THE INCOME ANNUITY ...........................................................    11
INVESTMENT CHOICES ...........................................................    11
  Certain Payments We Receive with Regard to the Portfolios .................     12
  Income Payment Types ......................................................     13
  Allocation of Purchase Payment ............................................     14
  The Value of Your Income Payments .........................................     16
    Initial Variable Income Payment ..........................................    16
    Annuity Units ............................................................    16
    AIR as a Benchmark for Income Payments ...................................    17
    Calculating Annuity Unit Values ..........................................    17
  Contract Fee ..............................................................     18
  Assignment Fee ............................................................     18
  Premium and Other Taxes ...................................................     18
  Charges ...................................................................     19
    Separate Account Charge ..................................................    19
    Investment-Related Charge ................................................    19
GENERAL INFORMATION ..........................................................    19
  Administration ............................................................     19
    Purchase Payments ........................................................    19
    Receiving Income Payments and Information ................................    20
  Valuation -- Suspension of Payment.........................................     20
  Advertising Performance ...................................................     21
  Changes to the Income Annuity .............................................     21
  Voting Rights .............................................................     22
  Who Sells the Income Annuity ..............................................     22
  Purchases in Certain States ...............................................     23
  Financial Statements ......................................................     23
  When We May Cancel the Income Annuity .....................................     23
FEDERAL TAX TREATMENT ........................................................    24
  Tax Treatment of Income Payments Received in Settlement of Personal
    Physical Injury Claims ...................................................    24
  A Defendant May Assign Its Obligation to Make Income Payments to You ......     24
  Using the Income Annuity to Fund Qualified Assignments ....................     25
  Owners Other than MTRGI ...................................................     26

LEGAL PROCEEDINGS ............................................................    26
TABLE OF CONTENTS FOR THE STATEMENT FOR ADDITIONAL INFORMATION ...............    27
APPENDIX A -- PREMIUM TAX TABLE ..............................................    28
APPENDIX B -- ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS ................    29




The Income Annuity is not intended to be offered anywhere that it may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Income Annuity other than the information in this Prospectus, the attached prospectus, supplements to the prospectuses or any supplemental sales material we authorize.

IMPORTANT TERMS YOU SHOULD KNOW

ANNUITY UNITS

An annuity unit is the unit of measurement used to determine the amount of each variable income payment. The initial variable income payment is converted into annuity units for a specific investment division by dividing the initial variable income payment by the annuity unit value for that investment division on the day we receive all documents in good order. The resulting number of annuity units under the Income Annuity remains constant for the life of the contract.

ANNUITY UNIT VALUE


We determine the value of annuity units at the close of the Exchange (see definition below) for each investment division each day the Exchange (see definition below) is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.


ASSUMED INVESTMENT RETURN (AIR)

Under the Income Annuity, the AIR is the assumed percentage rate of return used to determine the amount of the initial variable income payment. The AIR is also the benchmark that is used to measure the investment performance of a given investment division to determine the amount of all subsequent income payments to you.

CLAIM

A claim is your request to be compensated or provided with other relief for a loss because of a personal physical injury or physical sickness. Your claim may be resolved in a number of ways including, for example, voluntary agreement of the parties, as in a pre-trial settlement, operation of law, a court ordered judgment, or an administrative ruling. For convenience, we use this term regardless of whether or not a legal proceeding has been instituted.

CONTRACT

A contract is the legal agreement between the owner and MetLife. Although you are not the owner of the contract, usually you will receive a copy of the contract and the income payments under the contract. The contract contains the relevant provisions of the Income Annuity. MetLife issues the contract for the Income Annuity described in this Prospectus. In some cases, you may receive a certificate rather than a contract which contains the relevant provisions of the Income Annuity. Throughout this Prospectus we refer to either a contract or a certificate as a contract.

DEFENDANT

The defendant is the person or entity you allege is responsible for your claim. The defendant's liability insurance company may make payments to you and/or may assume the responsibility to respond to your claim or may also be a party to your claim. For convenience, when we refer to the defendant, we also mean the defendant's liability insurance company. We use the term "defendant" even if no lawsuit has begun.


EXCHANGE



In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When money is allocated to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund or Met Investors Fund.

METLIFE

MetLife is Metropolitan Life Insurance Company which is the company that issues the Income Annuity. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."


METLIFE DESIGNATED OFFICE

The MetLife Designated Office will handle the administration of all requests concerning the Income Annuity. MetLife will notify you and provide you with the address of the MetLife Designated Office.

METLIFE TOWER RESOURCES GROUP, INC. (MTRGI)

MetLife Tower Resources Group, Inc. is a wholly-owned subsidiary of MetLife. Typically, the liability for making the payments to an injured party under a settlement of your claim is assigned by the defendant to MTRGI under a qualified assignment. MTRGI assumes the obligation to make income payments to you and may purchase the Income Annuity to fund its obligation. MTRGI owns the Income Annuity. However, another subsidiary of MetLife may act as the assignee. For convenience, we use MTRGI throughout this Prospectus when discussing assignments to MTRGI or any other MetLife affiliate.

OWNER

The owner of the Income Annuity is the entity which purchases the Income Annuity to provide for payments due to you under a settlement of your claim. The owner exercises all rights of ownership. You are not the owner.


SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Income Annuity are pooled in the Separate Account and maintained for the benefit of investors in the Income Annuity and other MetLife products.



VARIABLE ANNUITY

A variable annuity is an annuity in which income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk in a variable annuity. Your income payment will fluctuate based on the performance of the investment divisions listed in the contract.


YOU (YOUR)



In this Prospectus, "you" means the injured party(ies) for whom the Income Annuity is purchased to provide the payments due under a settlement of a claim.

 TABLE OF EXPENSES -- INCOME ANNUITY

T he following tables describe the expenses that apply to the Income Annuity. The first table describes charges that apply at the time of purchase of the Income Annuity. The tables do not show premium and other taxes which may apply.

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  CONTRACT OWNER TRANSACTION EXPENSES(1).................................    None


(1) PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME CONTRACT FEE OF $350 IS PAID TO US FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT. IN ADDITION, PRIOR TO THE PURCHASE OF AN INCOME ANNUITY, A ONE TIME ASSIGNMENT FEE OF $750 IS PAID TO MTRGI OR ONE OF OUR OTHER AFFILIATES WHEN THE DEFENDANT ASSIGNS ITS LIABILITY TO MAKE PAYMENTS TO YOU UNDER THE STRUCTURED SETTLEMENT. THIS $750 IS ALSO DEDUCTED FROM THE AMOUNT THAT THE DEFENDANT MAKES AVAILABLE UNDER THE STRUCTURED SETTLEMENT.

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The second table describes the fees and expenses that apply while the Income Annuity is held, but does not include fees and expenses for the Portfolios.

Separate Account Charge (as a percentage of average account         Current and Maximum
  value)(2)......................................................   Guaranteed Charge: 1.25%



(2) WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO.


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The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, for the Income Annuity. More details concerning the Metropolitan Fund and Met Investors Fund fees and expenses are contained in their respective prospectuses.

                                                                      Minimum   Maximum
Total Annual Metropolitan Fund and Met Investors Fund                 -------   -------
  Operating Expenses for the fiscal year ending December 31, 2007
     (expenses that are deducted from these Funds' assets include
     management fees and other expenses)............................    0.29%     0.77%
  After Waiver and/or Reimbursement of Expenses.....................    0.28%     0.70%





MET INVESTORS FUND ANNUAL EXPENSES
for fiscal year ending December 31, 2007                                                                              NET TOTAL
(as a percentage of average daily net                            ACQUIRED FUND  TOTAL ANNUAL     CONTRACTUAL FEE       ANNUAL
assets)                                    MANAGEMENT    OTHER      FEES AND      OPERATING   WAIVER AND/OR EXPENSE   OPERATING
                                               FEE     EXPENSES    EXPENSES*      EXPENSES        REIMBURSEMENT      EXPENSES**
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BlackRock Large Cap Core Portfolio.......     0.58%      0.07%         --           0.65%               --              0.65%





METROPOLITAN FUND ANNUAL EXPENSES
for fiscal year ending December 31, 2007                                                                                  NET TOTAL
(as a percentage of average daily net                                ACQUIRED FUND  TOTAL ANNUAL     CONTRACTUAL FEE       ANNUAL
assets)                                   MANAGEMENT         OTHER      FEES AND      OPERATING   WAIVER AND/OR EXPENSE   OPERATING
                                              FEE          EXPENSES    EXPENSES*      EXPENSES        REIMBURSEMENT      EXPENSES**
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BlackRock Diversified Portfolio.........     0.44%           0.06%         --           0.50%                --             0.50%
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.............................     0.25%           0.05%         --           0.30%             0.01%             0.29%(1)
MetLife Stock Index Portfolio...........     0.25%           0.04%         --           0.29%             0.01%             0.28%(2)
MFS(R) Value Portfolio..................     0.72%           0.05%         --           0.77%             0.07%             0.70%(3)
T. Rowe Price Large Cap Growth
  Portfolio.............................     0.60%           0.07%         --           0.67%                --             0.67%

METROPOLITAN FUND ANNUAL EXPENSES
for fiscal year ending December 31, 2007
(as a percentage of average daily net
assets)

                      -

BlackRock Diversified Portfolio.........
Lehman Brothers(R) Aggregate Bond Index
  Portfolio.............................
MetLife Stock Index Portfolio...........
MFS(R) Value Portfolio..................
T. Rowe Price Large Cap Growth
  Portfolio.............................






* ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.



** NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.



++ FEES AND EXPENSES OF THIS PORTFOLIO ARE BASED ON THE PORTFOLIO'S FISCAL YEAR ENDED OCTOBER 31, 2007.



++++ FEES AND EXPENSES OF THIS PORTFOLIO ARE BASED ON THE PORTFOLIO'S FISCAL
     YEAR ENDED JANUARY 31, 2008.


------------------


(1) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.244%.



(2) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.





(3) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD APRIL 28, 2008 THROUGH APRIL 30, 2009, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

EXAMPLES

   T his example is intended to help you compare the cost of the Income Annuity with the cost of other variable annuity contracts. These costs include the Separate Account and other costs incurred while holding the Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).EXAMPLE.

This example shows the dollar amount of expenses on a $10,000 investment for the time periods indicated. The example assumes the minimum or maximum fees and expenses of any of the Portfolios and a 5% annual return on assets and a 5% AIR. The example assumes that no income payments were made during the period. As a result, the numbers reflect the highest amount you would pay. Actual costs may be higher or lower.

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
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Maximum...............................................   $207     $640    $1,098    $2,366
Minimum...............................................   $158     $490    $  845    $1,845

 ANNUITY UNIT VALUES

This table shows the change in the Annuity Unit Values for each investment division. The information has been derived from the Separate Account's full financial statements or other reports (such as the annual report) and reflects the application of a 5% AIR.



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                                                                                                      NUMBER OF
                                                       BEGINNING OF YEAR          END OF YEAR       ANNUITY UNITS
                                            YEAR    ANNUITY UNIT VALUE (a)    ANNUITY UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------------------
BlackRock Diversified Division..........    1999            $ 9.47                  $ 9.94                 0.00
                                            2000              9.94                    9.45            11,600.00
                                            2001              9.45                    8.32            25,665.01
                                            2002              8.32                    6.74            59,578.67
                                            2003              6.74                    7.64            82,706.41
                                            2004              7.64                    7.80           100,207.39
                                            2005              7.80                    7.56           108,269.95
                                            2006              7.56                    7.86           106,536.97
                                            2007              7.86                    7.83            107,251.06

BlackRock Large Cap Core Division*(b)...    2007              6.63                    6.49            102,288.48

BlackRock Large Cap Division............    1999              9.19                   10.12                 0.00
                                            2000             10.12                    8.93            14,099.99
                                            2001              8.93                    6.97            58,436.99
                                            2002              6.97                    4.84            75,283.39
                                            2003              4.84                    5.93            84,637.24
                                            2004              5.93                    6.18           100,549.09
                                            2005              6.18                    6.03           103,931.97
                                            2006              6.03                    6.47           102,125.94
                                            2007              6.47                    6.69                  0.00

MFS(R) Value Division (formerly Harris
  Oakmark Large Cap Value Division).....    1999              8.04                    7.92                  0.00
                                            2000              7.92                    8.38             29,700.00
                                            2001              8.38                    9.32             91,187.12
                                            2002              9.32                    7.53            123,412.13
                                            2003              7.53                    8.89            157,224.04
                                            2004              8.89                    9.31            219,544.93
                                            2005              9.31                    8.64            242,076.73
                                            2006              8.64                    9.60            245,771.10
                                            2007              9.60                    8.68            251,298.56

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                                                                                                      NUMBER OF
                                                       BEGINNING OF YEAR          END OF YEAR       ANNUITY UNITS
                                            YEAR    ANNUITY UNIT VALUE (a)    ANNUITY UNIT VALUE     END OF YEAR
-----------------------------------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index
  Division..............................    1999            $ 9.84                  $ 9.71                 0.00
                                            2000              9.71                   10.17            12,200.00
                                            2001             10.17                   10.11            47,093.66
                                            2002             10.11                   10.48            57,962.14
                                            2003             10.48                   10.22            73,957.00
                                            2004             10.22                   10.00            97,625.70
                                            2005             10.00                    9.60           109,194.76
                                            2006              9.60                    9.41           107,502.62
                                            2007              9.41                    9.45            108,036.55

MetLife Stock Index Division............    1999              9.45                   10.17                 0.00
                                            2000             10.17                    8.67            17,400.00
                                            2001              8.67                    7.16           174,323.20
                                            2002              7.16                    5.23           256,854.00
                                            2003              5.23                    6.31           288,363.63
                                            2004              6.31                    6.56           340,227.55
                                            2005              6.56                    6.45           363,167.99
                                            2006              6.45                    7.01           398,859.37
                                            2007              7.01                    6.94            437,798.68

T. Rowe Price Large Cap Growth
  Division..............................    1999              9.47                   10.67                 0.00
                                            2000             10.67                    9.99            43,800.00
                                            2001              9.99                    8.46           189,600.83
                                            2002              8.46                    6.11           240,500.03
                                            2003              6.11                    7.52           261,237.16
                                            2004              7.52                    7.77           304,857.38
                                            2005              7.77                    7.79           339,785.89
                                            2006              7.79                    8.30           336,340.82
                                            2007              8.30                    8.54            346,564.70




---------

A     THE INCEPTION DATE FOR THE INCOME ANNUITY WAS NOVEMBER 1, 1999.


B THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.



* WE ARE WAIVING A PORTION OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.

METLIFE

M etropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET). MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of insurance and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its domestic and international subsidiaries and affiliates, MetLife, Inc. reaches more than 70 million customers around the world and MetLife is the largest life insurer in the United States (based on life insurance in-force). The MetLife companies offer life insurance, annuities, auto and home insurance, retail banking services and other financial services to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.


METROPOLITAN LIFE SEPARATE ACCOUNT E

W e established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie some other of the variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").


The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Income Annuity even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains, and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts issued from this Separate Account without regard to our other business.

SETTLING YOUR CLAIM


I f you have brought a claim for personal physical injury or physical sickness (sometimes you are called the claimant or plaintiff), your claim may be resolved to include a schedule of future payments to be made to you. Because the frequency of the income payments, the period of time over which the payments are made and the amount of each payment may be "structured" by you and the defendant to meet your financial and medical needs, it is called a "Structured Settlement."

This Structured Settlement is then generally reflected in a contract between you and the defendant based on your mutual agreement (a settlement agreement) or in an order issued by a court or administrative tribunal (judgment).

Customarily, as part of the Structured Settlement, the defendant will be released from any further liability related to the claim provided that you receive future income payments at the specified times. Often the defendant, with your consent, will assign the liability to make your scheduled income payments to another person or company (an assignee) through a "qualified assignment." Under the qualified assignment, the assignee (also the purchaser) assumes the obligation to pay you according to the schedule of payments contained in the qualified assignment.

When the liability is assigned to another person or company, the assignee will purchase the Income Annuity to use as the funding vehicle for making the income payments to you. The Income Annuity provides a stream of periodic income payments. MTRGI (or other assignee) is the owner of the Income Annuity. As the owner, MTRGI has the right to designate the payee of each income payment we make under the Income Annuity. Usually, you and/or your beneficiary are designated as the payees to receive income payments. In the case of the assignee's insolvency or bankruptcy, you may be entitled to continue to receive the income payments under the Income Annuity, depending on the terms of your qualified assignment.

You are the annuitant. An annuitant is the person whose life is the measure for determining the timing and sometimes the dollar amount of payments under an annuity. If the Income Annuity that is purchased so provides, upon your death, your beneficiaries may receive continuing payments.

THE INCOME ANNUITY


T his Income Annuity can be designed to provide you with a stream of payments that is customized to meet your anticipated income needs. This includes payments for your lifetime or over a specified period. It is a "variable" annuity because the amount of each income payment varies based on the investment performance of the investment divisions identified in the Structured Settlement. In short, the value of your income payments under the Income Annuity may go up or down. Since the investment performance is not guaranteed, your income payment amount is at risk. The degree of risk will depend on the investment divisions selected. The Annuity Unit Value for each investment division rises or falls relative to the AIR based on the investment performance (or "experience") of the Portfolio with the same name.


The Income Annuity is purchased with one purchase payment. The amount of the income payments you receive will depend on such personal factors such as your age, the income payment type selected and the amount of the purchase payment under the Structured Settlement intended to be allocated to the investment divisions of the Income Annuity. The frequency you receive income payments will be in accordance with the schedule of payments stipulated in the Structured Settlement.




Certain versions of the Income Annuity have a fixed payment option called the Fixed Income Option. Under the Fixed Income Option, we guarantee the amount of your fixed income payments. The Fixed Income Option is not described in this Prospectus although we occasionally refer to it.

INVESTMENT CHOICES


T he Metropolitan Fund and Met Investors Fund and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund and Met Investors Fund prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before agreeing to a Structured Settlement pursuant to which it is contemplated that the Income Annuity will be purchased to fund the obligation to make periodic payments to you. The class of shares available to the Income Annuity does not impose any 12b-1 Plan fees.


                                                               INVESTMENT MANAGER/SUB-
PORTFOLIO                    INVESTMENT OBJECTIVE              INVESTMENT MANAGER
---------                    --------------------              -----------------------
    MET INVESTORS FUND
BlackRock Large Cap Core     Seeks long-term capital growth.   Met Investors Advisory,
  Portfolio                                                    LLC
                                                               Sub-investment manager:
                                                               BlackRock Advisors, LLC
     METROPOLITAN FUND
BlackRock Diversified        Seeks high total return while     MetLife Advisers, LLC
  Portfolio                  attempting to limit investment    Sub-investment manager:
                             risk and preserve capital.        BlackRock Advisors, LLC
Lehman Brothers(R)           Seeks to equal the performance    MetLife Advisers, LLC
  Aggregate Bond Index       of the Lehman Brothers(R)         Sub-investment manager:
  Portfolio                  Aggregate Bond Index.             MetLife Investment
                                                               Advisors Company, LLC
MetLife Stock Index          Seeks to equal the performance    MetLife Advisers, LLC
  Portfolio                  of the Standard & Poor's 500(R)   Sub-investment manager:
                             Composite Stock Price Index.      MetLife Investment
                                                               Advisors Company, LLC
MFS(R) Value Portfolio       Seeks capital appreciation and    MetLife Advisers, LLC
                             reasonable income.                Sub-investment manager:
                                                               Massachusetts Financial
                                                               Services Company
T. Rowe Price Large Cap      Seeks long-term growth of         MetLife Advisers, LLC
  Growth Portfolio           capital and, secondarily,         Sub-investment manager:
                             dividend income.                  T. Rowe Price
                                                               Associates, Inc.

We reserve the right to limit the number of investment divisions to which your settlement can be allocated.


The investment choices are listed in alphabetical order. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the Fund prospectus for more information regarding the Portfolios' investment objectives and investment practices of each Portfolio. Since your variable income payments are subject to risks associated with investing in stocks and bonds, your income payments based on amounts allocated to the investment divisions may go down as well as up.


The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund and Met Investors Fund, invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed under the Income Annuity. There are no transaction expenses (i.e., front-end sales or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public.


The Metropolitan Fund and Met Investors Fund are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the Fund.


The Portfolios of the Metropolitan Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as investment manager. The Portfolios of the Met Investors Fund pay Met Investors Advisory LLC, a MetLife affiliate, a monthly fee for its services as investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectus and SAI for Metropolitan Fund and Met Investors Fund.

In addition, the Metropolitan Fund and Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory, LLC) or sub-investment manager of an investment portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Because your income payments are based upon the investment experience of the Portfolios, you bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment managers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the manager makes a profit with respect to the advisory fees it receives from the Portfolio. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisers. (See the Table of Expenses for information on the management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid to the investment managers and the sub-investment managers.)


We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of account value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.


WE DO NOT PROVIDE INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF DECLINE IN INCOME PAYMENTS RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS.

INCOME PAYMENT TYPES

Currently, we provide a wide variety of income payment types.

Your income payment amount will depend in large part on the type of income payment type chosen under the terms of the structured settlement agreement. For example, if a "Lifetime Income Annuity for Two" is selected, your income payments will typically be lower than if a "Lifetime Income Annuity" is selected. The terms of the Structured Settlement will also determine when your income payments will start and the frequency with which you will receive income payments. For income payment types providing for a guaranteed period, we may provide for payment of a commuted value upon your death if the Structured Settlement so provides or where required by law. For this purpose, the commuted value will be determined as the present value of all benefit payments that would be payable during the guarantee period, discounted at the assumed investment return (described later in the prospectus) and valued using the Annuity Unit Value(s) as of the date of death and the number of Annuity Units for each investment division shown in the specifications pages of the contract.

We reserve the right to limit the income payment types offered in connection with a settlement. For example, we may refuse to issue variable annuities with guarantee periods or with joint annuitants unless the payment stream begins within one payment period of the issue date of the Income Annuity (e.g., within one month of the issue date in the case of monthly income payments; within three months of the issue date in the case of quarterly payments;

and within six months of the issue date in the case of semi-annual payments; and within twelve months of the issue date in the case of annual payments).

Factors to consider when agreeing to the terms for your income payments in the Structured Settlement are:

  -  The amount of income you need;

  -  The amount you expect to receive from other sources;

  -  The growth potential of other investments; and

  -  How long you would like your income to last.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as you are living. Upon your death, payments stop.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as you are living but is guaranteed to be paid for a number of years. If you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. No payments are made once the guarantee period has expired and you are no longer living.

LIFETIME WITH NON-GUARANTEE PERIOD ANNUITY: A variable income payable during your life or a number of years. Payments stop at your death or at the end of the time period, whichever happens first.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as you and another person are alive. After one of you dies, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both of you are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as you and another person are alive, but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both of you die before all of the guaranteed payments have been made, payments are made to your beneficiary until the end of the guarantee period. If one of you dies after the guarantee period has expired, payments continue to be made as long as the other person is living. In that event, payments may be the same as those made while both of you were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both of you are no longer living.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 1 to 40 years. If you die before the end of the guarantee period, payments are made to your beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type.

ALLOCATION OF PURCHASE PAYMENT

Money is allocated among the Fixed Income Option and the investment divisions according to the terms of the Structured Settlement and, where applicable, the qualified assignment agreement. We may require that a certain percentage of the purchase payment be allocated to the Fixed Income Option. Under certain versions of the Income Annuity, certain investment divisions or the Fixed Income Option may not be available. Once an allocation is chosen it may not be changed. Fixed periodic payments under the settlement agreement may be assigned under a separate qualified assignment agreement and may be funded using an income annuity contract other than the one described in this Prospectus.

REALLOCATIONS: You are not permitted to make reallocations of your income payment between the investment divisions or between the Fixed Income Option and the investment divisions.

Frequent requests from contract owners to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the contracts (e.g., annuitants and beneficiaries).



We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield portfolios and we monitor transfer/reallocation activity in those Portfolios (the "Monitored Portfolios"). None of the Monitored Portfolios are available under the Income Annuity.


We do not believe that Portfolios available under this Contract present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered in a written agreement, as required by SEC regulation with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or reallocations/transfers by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners and other persons with interests in the contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance Contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual contract owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more reallocation/transfer requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

THE VALUE OF YOUR INCOME PAYMENTS

INITIAL VARIABLE INCOME PAYMENT

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units credited to the contract owner. IT IS NOT THE AMOUNT OF YOUR ACTUAL FIRST VARIABLE INCOME PAYMENT UNLESS YOUR FIRST INCOME PAYMENT HAPPENS TO BE WITHIN 10 DAYS AFTER WE ISSUE THE INCOME ANNUITY.

ANNUITY UNITS

Annuity units are credited for that portion of the purchase payment allocated to an investment division on the day we receive all documents in good order. Before we determine the number of annuity units credited under the Income Annuity, we reduce the purchase payment by the contract fee, assignment fee, if applicable, and premium taxes, if applicable. We then compute an initial variable income payment amount using the net purchase payment the AIR, the income payment type and the age and sex of the annuitant which is the measuring life (or lives if income payments are to be paid over the lives of more than one person). We then divide the initial variable income payment allocated to an investment division by the investment division's Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The number of annuity units remains the same for the life of the Income Annuity.


EXAMPLE: DETERMINING THE NUMBER OF ANNUITY UNITS; ASSUME THE FOLLOWING:


* We calculate an initial variable income payment based on the AIR, income payment type, and the age and sex of the measuring lives) and the amount of the net purchase payment and the first income payment date as specified in the Structured Settlement (For example, if we assume that the AIR, income payment type, age and sex of the measuring lives results in a purchase rate of $100 and the net purchase payment is $100,000, the initial variable income payment is $1,000. $100,000 / $100 = $1,000);

* The Structured Settlement provides that this $1,000 is allocated in equal amounts to two investment divisions (e.g., $500 to each); and

* On the day we receive all documents in good order and issue the Contract, the annuity unit values for investment division A is $10.00 and for investment division B is $12.50.

We credit the Income Annuity with annuity units as follows:

     $500 / 10.00 = 50 ANNUITY UNITS ALLOCATED TO INVESTMENT
                      DIVISION A
     $500 / 12.50 = 40 ANNUITY UNITS ALLOCATED TO INVESTMENT
                      DIVISION B

Then, when we calculate your variable income payment, we multiply the number of annuity units by the current annuity unit value. See the example under "Calculating Annuity Unit Values."

AIR AS A BENCHMARK FOR INCOME PAYMENTS

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. The AIR is stated in your contract and may range from 3% to 6%. The current contract AIR is 5%. A contract could also reflect a different AIR negotiated by the parties to the Structured Settlement. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience for the chosen investment divisions (for the time period between the payments) for the underlying Portfolios minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date or on the contract's issue date, if later than the income payment date.

THE EFFECT OF THE AIR ON VARIABLE INCOME PAYMENTS

If the net investment experience:    Your variable income payment will
                                     (relative to the previous income
                                     payment):
  Exceeds the AIR                      Increase
  Equals the AIR                       Stay the Same
  Is less than the AIR                 Decrease


EXAMPLE FOR A 5% AIR

Assume that the initial variable income payment for an investment division is $1,000. And, one year later when we calculate your actual first income payment the investment experience for the underlying Portfolio (minus the Separate Account charge) is up 10% (exceeds the AIR). Your variable income payment attributed to that investment division is $1,047.62. The percentage change between the initial variable income payment and your next income payment is a 4.7% INCREASE.

However, assume instead that the investment experience for the underlying Portfolio (minus the Separate Account charge) is down 10% (does not exceed the AIR). Your next variable income payment is $857.14. Note that the percentage change between the initial variable income payment and your next income payment is a 14.3% DECREASE.

CALCULATING ANNUITY UNIT VALUES

We separately determine the annuity unit value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations, but we will give the owner 30 days' notice.

This is how we calculate the annuity unit value for each investment division:

* First, we determine the change in investment experience (which reflects the deductions for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of the Separate Account charge for each day since the last day the annuity unit value was calculated. The resulting number is the net investment return;

* Then, we multiply by an adjustment based on the AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result.

EXAMPLE: CALCULATING THE ANNUITY UNIT VALUE

Assume the following:

  -  Yesterday's Annuity Unit Value was $10.20;

  - The number we calculate for today's change in investment experience (which reflects the deduction for the investment-related charge) is 1.02 (up 2%);

  -  The daily equivalent of the Separate Account charge is .000034035; and,

  -  The daily equivalent of the adjustment for a 5% AIR is .99986634.

The new Annuity Unit Value is:
  (1.02 - .000034035) X .99986634 X $10.20 = $10.40

However, now assume that today's change in investment experience (which reflects the deduction for the investment-related charge) is .98 (down 2%) instead of 1.02.

The new Annuity Unit Value is:
  (.98 - .000034035) X .99986634 X $10.20 = $9.99

CONTRACT FEE

A one time $350 contract fee is taken from the amount made available by the defendant for the Structured Settlement before an Income Annuity is purchased. This charge covers our administrative costs including preparation of the Income Annuity, review of applications and recordkeeping.

ASSIGNMENT FEE

I f the Income Annuity is purchased by MTRGI, there is a one time assignment fee of $750. The fee is deducted from the amount made available by the defendant for the Structured Settlement only if the obligation to pay you is assigned to MTRGI. This charge covers MTRGI's administrative and recordkeeping costs associated with assuming the liability for making payments to you and for being the owner of the Income Annuity.

PREMIUM AND OTHER TAXES

S ome jurisdictions tax purchase payments for the Income Annuity. We deduct money from the purchase payment to pay "premium" taxes (also known as "annuity" taxes).


A chart in Appendix A shows the jurisdictions where premium taxes are currently charged and the percentage amount which must be added to the purchase payment to pay for the premium taxes.


We reserve the right to reduce income payments to you and/or your beneficiary or surviving annuitant to pay generation skipping transfer taxes or similar taxes chargeable to the Income Annuity or chargeable to income payments made under the Income Annuity.

CHARGES

T here are two types of charges paid if any of the purchase payment is allocated to the investment divisions:

* Separate Account charge; and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The charges paid will not reduce the number of annuity units credited under the Income Annuity. Instead, we deduct the charges as part of the calculation of Annuity Unit Value.

SEPARATE ACCOUNT CHARGE

There is a Separate Account charge. This charge is no more than 1.25% annually of the average value of amounts in the Separate Account. This charge includes insurance-related charges for the risk that you may live longer than we estimated. Then, we would be obligated to pay you more in payments than we anticipated. The charge also includes the risk that our expenses in administering the Income Annuity will be greater than we estimated. The Separate Account charge also pays us for our miscellaneous administrative costs. These costs which we incur include financial, actuarial, accounting and legal expenses.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses. The class of shares available to the Income Annuity does not have 12b-1 Plan fees, which pay for distribution expenses. The percentage paid for the investment-related charge depends on the selected investment divisions. Amounts for each investment division for the previous year are listed in the Table of Expenses.

GENERAL INFORMATION


ADMINISTRATION

A ll transactions will be processed in the manner described below.

PURCHASE PAYMENTS


The purchase payment is sent by check, cashier's check or certified check or wire made payable to "MetLife" to MetLife SSP, PO Box 406848, Atlanta, GA 30384-6848. We do not accept cash, money orders or traveler's checks. We will provide all necessary forms. We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. We must have all documents in good order to credit the purchase payment. If the purchase payment is sent to an address other than the one we have designated for receipt of such purchase payments, we may return the purchase payment, or there may be a delay in applying the purchase payment to the Contract.

Purchase payments are effective and valued as of the close of the Exchange, on the day we receive them in good order at the MetLife Designated Office, except when they are received:

* On a day when the Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Annuity Unit Value is calculated.

We reserve the right to credit the initial purchase payment under the Income Annuity within two days after its receipt at the MetLife Designated Office of documentation that an Income Annuity is to be purchased. However, if the forms are filled out incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify the purchaser and give the reasons for the delay. At that time, the purchaser will be asked whether or not they agree to let us keep the money until the problem is resolved. If the purchaser does not agree or we cannot reach the purchaser by the fifth business day, the money will be returned.

Alternatively, we may agree with the purchaser that the purchase payment will be used to purchase an insurance contract until such time as the documents are received in good order. The insurance contract will credit a fixed interest rate which will be adjusted quarterly.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

RECEIVING INCOME PAYMENTS AND INFORMATION

Based on the provisions of the Structured Settlement, the Income Annuity may provide you with income payments that begin immediately after the issue date of the Income Annuity and/or income payments that begin at some future date (i.e., delayed income payments). Each income payment stream, whether immediate or delayed, will be paid from each of the investment divisions and/or Fixed Income Option based on the allocation for that income payment described in the Structured Settlement. Lump sum income payments are paid only from the Fixed Income Option.

You may elect to have your payments sent to your residence or have us deposit payments directly into your bank account. If you elect to have your payment direct deposited, you will receive in the mail a stub statement for the payment. Your stub statement will indicate information, such as the amount of your payment, the number of units for each investment division and the corresponding annuity unit value. Unless you inform us of any errors within 60 days of receipt, we will consider this information to be accurate and complete. Periodically, you may receive additional information from us about the Income Annuity.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

We reserve the right to suspend or postpone payment of an income payment when:

  - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

  - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

W e periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your statements, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may demonstrate performance in terms of "yield," "change in annuity unit value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ANNUITY UNIT VALUE is calculated by determining the percentage change in the value of an annuity unit for a certain period. These numbers may also be annualized.

ANNUALIZED CHANGE IN ANNUITY VALUE (I.E., AVERAGE ANNUAL TOTAL RETURN) calculations reflect the Separate Account charge and the 5% AIR. These figures also assume a steady annual rate of return. The average annual total return calculations are since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Income Annuity.

We may demonstrate hypothetical values of income payments (e.g., beginning with an initial income payment of $1,000) over a specified period based on historical net asset values of the Portfolios and historical Annuity Unit Values. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge.

We may assume that the Income Annuity was in existence prior to the inception date of the investment divisions in the Separate Account that fund the Income Annuity. We calculate performance based on the historical performance of the underlying Portfolio for the period. We use the actual annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Income Annuity had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions which reflect deduction of the Separate Account charge and investment-related charge only when accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

CHANGES TO THE INCOME ANNUITY

W e have the right to make certain changes to the Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Income Annuity. If the law requires, we will also get the owner's approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include the right to:

* Operate the Separate Account in any form permitted by law.

* Take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws).

* Transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* Substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, the shares of another class of the Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* Change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Income Annuity.

* Make any necessary technical changes in the Income Annuity in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division for which annuity units have been credited, we will notify the owner of the change. The Structured Settlement may provide for an alternate choice of investment division in which an equivalent number of annuity units will be credited if an investment division to which money has been allocated becomes no longer available or for which there is a change in the underlying Portfolio. Otherwise, you will not have any right to choose an alternate investment division. Where required by law, we will ask the owner's approval before making any technical changes.

VOTING RIGHTS

B ased on our current view of applicable law, the owner has voting interests under the Income Annuity concerning Metropolitan Fund or Met Investors Fund proposals that are subject to a shareholder vote. Therefore, the owner is entitled to give us instructions for the number of shares which are deemed attributable to the Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment. In those cases where MTRGI is the owner of the Income Annuity, the shares of each underlying Portfolio will be voted in the same proportion as the shares for which voting instructions are received by the Separate Account.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive voting instructions, we will vote the interests under the Income Annuity in the same proportion as represented by the voting instructions we receive from other investors. The effect of this proportional voting is that a small number of contract owners may control the outcome of a vote. Shares of the Metropolitan Fund or Met Investors Fund that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of the shares:

* For which voting instructions are received, and

* That are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE INCOME ANNUITY


T he Income Annuity is sold through registered broker-dealers. The commissions paid by the principal underwriter and distributor range from 0% to 5% of the purchase payment (without regard to any additional amounts earned in an insurance contract prior to the time documentation is received in good order), less the Contract Fee and the Assignment Fee, if any. MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority. An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. There is no front-end sales load or back-end sales load deducted from purchase payments to pay sales commissions.

The Separate Account does not pay sales commissions. Distribution costs are recovered through the Separate Account charge.



MLIDC pays compensation for the sale of Contracts by unaffiliated broker-dealers. Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of non-affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation items. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative for further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a contract.


ADDITIONAL COMPENSATION PAID TO SELLING FIRMS AND OTHER INTERMEDIARIES


MetLife enters into arrangements with a variety of agents, brokers, consultants, third party administrators, general agents, associations, and other parties that may participate in the sale of MetLife products (each an "Intermediary"). If you purchase a MetLife product through an Intermediary, MetLife may pay the Intermediary base commission and other forms of compensation for the sale, renewal and/or administration of MetLife products, or remit compensation to the Intermediary on your behalf. Compensation may include payments, commissions, fees, awards, overrides, bonuses, supplemental compensation, loans, gifts, prizes, stock options or any other form of valuable consideration. Additionally, MetLife may have a variety of other relationships with your Intermediary or its affiliates that involve the payment of compensation and benefits that may or may not be related to your relationship with MetLife (e.g., consulting or reinsurance arrangements). More information about the eligibility criteria, limitations, payment calculations and other terms and conditions of MetLife's intermediary compensation plans can be found on MetLife's Web site at www.whymetlife.com/brokercompensation. Questions regarding Intermediary compensation can be directed to ask4met@metlife.com, or if you would like to speak to someone about Intermediary compensation, please call (800) ASK 4MET (275-4638). The prospect of receiving, or the receipt of, additional compensation as described above may provide Intermediaries with an incentive to favor sales of MetLife products.


PURCHASES IN CERTAIN STATES

Although we may generally not cancel the Income Annuity, the owner may cancel the Income Annuity within a certain time period if the Income Annuity is purchased in New York, Massachusetts or North Carolina.

FINANCIAL STATEMENTS

The financial statements and related notes for the Separate Account and MetLife, which are in the SAI and are available from MetLife upon request, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing in the SAI and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

WHEN WE MAY CANCEL THE INCOME ANNUITY

We reserve the right to cancel the Income Annuity and pay its then current replacement cost (less applicable taxes and fees) if we are notified in writing of a determination by the Internal Revenue Service that any portion of the settlement proceeds applied to the purchase of the Income Annuity are includable in your taxable income or your beneficiary's taxable income.

FEDERAL TAX TREATMENT


The following tax information is only a general discussion of the tax consequences of use of the Income Annuity in connection with the settlement of a claim. The Internal Revenue Code ("Code") is complex and changes regularly. Because of the complexity of the Code, the applicability of the tax laws to the Income Annuity and to the parties to a claim and/or an assignment are subject to varying interpretations, each party should consult his/her own tax advisor about his/her circumstances and how the tax law and any recent developments may affect him/her if the Income Annuity is used in connection with the settlement of a claim.

The Structured Settlement is an arrangement between you, the defendant and/or the defendant's insurer. Neither we nor any of our affiliates assumes responsibility for any legal, tax, or financial consequences of the Structured Settlement to any of the parties to the claim or any assignee. In particular, neither we nor any of our affiliates make any representations, warranties, or guarantees as to the tax consequences of any decision you and other parties make to settle your claim and to have income payments to you funded by an Income Annuity.

Estate tax and generation skipping transfer taxes or similar taxes may apply to the remaining stream of income payments on your death. Consult your tax advisor. To the extent permitted under the Federal income tax laws, we may claim the benefit of certain tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

TAX TREATMENT OF INCOME PAYMENTS RECEIVED IN SETTLEMENT OF PERSONAL PHYSICAL INJURY CLAIMS

Section 104(a)(2) of the Code excludes from gross income any amounts received as damages on account of personal physical injuries or physical sickness. However, such exclusion does not apply to amounts received as punitive damages or amounts attributable to previously deducted medical expenses. These non-qualifying amounts cannot be included in an assignment of a structured settlement obligation. For amounts excludable under Section 104(a)(2), the tax "exclusion applies whether the amounts are paid in a lump sum or as periodic payments."

If the Income Annuity will be used to provide periodic payments to you as a result of your claim, the periodic payments will be excludable from your income only if the Income Annuity is owned by a person other than you. The Income Annuity typically will be owned by MTRGI.

We take no responsibility for determining if payments made to you as a result of a claim, whether by use of the Income Annuity or otherwise, are excludable from your income under Section 104(a)(2) of the Code.

A DEFENDANT MAY ASSIGN ITS OBLIGATION TO MAKE INCOME PAYMENTS TO YOU

Pursuant to Section 130 of the Code, the defendant or the defendant's insurer may assign, with your consent, its obligation under the Structured Settlement to make income payments to you. The entity, called the assignee, that assumes the obligation to make income payments to you, typically will be MTRGI. The assignment by the defendant to MTRGI of its obligation to make income payments to you will be treated as a "qualified assignment" under Section 130(c) of the Code only if the following requirements are met:

* The Structured Settlement provides that you will receive income payments on specified dates to compensate you for your personal injury or sickness (in a case involving physical injury or physical sickness);

* MTRGI assumes the liability to make payments to you from a party to the suit or the Structured Settlement;

* The income payments that will be made to you are fixed and determinable as to amount and time of payment;

* You cannot accelerate, defer, increase, or decrease your income payments;

* The amount MTRGI is obligated to pay you under the assignment is no greater than the obligation of the person who assigned the liability to MTRGI; and

* The income payments to you are excludable from your gross income under Section 104(a)(1) or (2) of the Code.

If these requirements are satisfied, and the assignment to MTRGI is treated as a "qualified assignment," the defendant may deduct the full payment it makes to MTRGI in the year in which the payment is made. In addition, if these requirements are satisfied and MTRGI purchases one or more "qualified funding assets" to fund its obligation to make income payments to you under the assignment, the purchase payment MTRGI receives from the defendant will be excluded from MTRGI's gross income to the extent the purchase payment does not exceed the aggregate cost of the qualified funding assets.

USING THE INCOME ANNUITY TO FUND QUALIFIED ASSIGNMENTS

I f you and the defendant intend to have the Income Annuity fund a qualified assignment, the amount of the purchase payment that is to be allocated to each investment division, the formula for determining the number of annuity units to be credited to each investment division, and the schedule for making the variable income payments must be specified in the Structured Settlement.

The Internal Revenue Service (IRS) has issued a private letter ruling to Metropolitan Life and Annuity Company ("MIAC"), a former subsidiary of MetLife, as the assignee of a defendant's obligation to make payments to a party that was physically injured. In the private letter ruling, MIAC proposed to purchase a variable income annuity as a "qualified funding asset." Under the settlement agreement involved in the private ruling, at least 50 percent of the damages to be applied to the purchase of the variable income annuity was to be allocated to a fixed income option. In the private letter ruling, the IRS determined, among other things, that:

* Periodic payments of damages that are calculated pursuant to an objective formula based on the performance of the S&P 500 Stock Index and/or a mutual fund designed to achieve long-term growth of capital and moderate income are fixed and determinable as to amount and time of payment; and

* A variable income annuity purchased by MIAC from MetLife would not fail to qualify as a qualified funding asset within the meaning of Section 130(c) of the Code solely because of the variable payments under the annuity, which would be reasonably related to the periodic payments under the qualified assignment.

* If you, the owner and the defendant agree, you may be granted a security interest in the Income Annuity. Merely granting a security interest in the Income Annuity to you will not cause the assignment to fail to qualify as a qualified funding asset within the meaning of Section 130 of the Code.

* MIAC merged into Metropolitan Tower Life Insurance Company as of October 8, 2004. Subsequent to that date, MTRGI, a subsidiary of MetLife will generally accept qualified assignments in place of MIAC. However, we reserve the right to designate another affiliate of MetLife to accept assignments that use this annuity. Private letter rulings may be relied upon only by the taxpayer(s) who requested the ruling and only with respect to the specific facts involved in the ruling. However, the reasoning used by the IRS in reaching its determinations in the ruling may be useful to defendants, defendant's liability insurers, and other assignees considering the tax treatment of the Income Annuity in connection with the settlement of a claim. Such persons should, of course, consult their own tax advisors to determine the tax consequences of entering into a Structured Settlement or assigning (or accepting an assignment of) liability in connection with which the Income Annuity will be used to fund payments to the claimant.

Transfers may not be made between investment divisions or into or out of the Fixed Income Option due to the requirements of the Federal law with respect to the receipt of periodic payments intended to be excludable from the recipient's income under Section 104(a)(1) or 104(a)(2) of the Code.

OWNERS OTHER THAN MTRGI

E ntities (such as corporations) that are considering purchasing an Income Annuity should consult with their own tax advisors prior to the purchase to determine the tax consequences of owning the Income Annuity.

In general, under Section 72(u) of the Code, if an annuity contract is owned by a non-natural person, the contract is not treated as an annuity for income tax purposes and the income under the contract is treated as ordinary income received or accrued by the owner in each taxable year. There are exceptions to this general rule. These exceptions include contracts that are "qualified funding assets" within the meaning of Section 130(c) of the Code (without regard to whether there is a qualified assignment) and contracts that are "immediate annuities" within the meaning of Section 72(u)(4) of the Code. If a contract satisfies one of these exceptions, the income under the contract generally is not taxed until it is received.

In addition, pursuant to Section 264(f) of the Code, if an Income Annuity is owned by a non-natural person, or held for the benefit of a non-natural person, a portion of the owner's otherwise deductible interest may no longer be deductible. Similar adverse income tax consequences may occur pursuant to Sections 805, 807 and 832 of the Code, if an Income Annuity is owned by or for the benefit of an insurance company.

LEGAL PROCEEDINGS


I n the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                               PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................     2

PRINCIPAL UNDERWRITER........................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................     2

EXPERIENCE FACTOR............................................................     2

VARIABLE INCOME PAYMENTS.....................................................     2

CALCULATING THE ANNUITY UNIT VALUE...........................................     3

DISREGARDING VOTING INSTRUCTIONS.............................................     5

INVESTOR CONTROL.............................................................     5

ADVERTISEMENT OF THE SEPARATE ACCOUNT........................................     5

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.................................     i

FINANCIAL STATEMENTS OF METLIFE..............................................   F-1

APPENDIX A


PREMIUM TAX TABLE

If the annuitant is a resident of or domiciled in one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate which will be applied to the Income Annuity.

                                                                            Income Annuities
                                                                            ----------------
California............................................................            2.35%
Maine.................................................................            2.00%
Nevada................................................................            3.50%
Puerto Rico...........................................................            1.00%
South Dakota..........................................................            1.25%
West Virginia.........................................................            1.00%
Wyoming...............................................................            1.00%

APPENDIX B



ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS





PORTFOLIO NAME CHANGES



                FORMER NAME                                       NEW NAME
-------------------------------------------     -------------------------------------------
METROPOLITAN SERIES FUND, INC.                  METROPOLITAN SERIES FUND, INC.
  Harris Oakmark Large Cap Value Portfolio        MFS(R) Value Portfolio

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund Inc.

[ ] Met Investors Series Trust

[ ] I have changed my address. My current address is:


                                    Name -----------------------
------------------------------
       (Contract Number)

                                  Address ----------------------

------------------------------           -----------------------
          (Signature)                                        zip




Metropolitan Life Insurance Company
Structured Settlement Group
2300 Lakeview Parkway
Suite 600
Alpharetta, GA 30004
Attention: MetLife Settlement Plus(SM)

SSSPROSP(0407)

                      METROPOLITAN LIFE INSURANCE COMPANY
                      METROPOLITAN LIFE SEPARATE ACCOUNT E

                          METLIFE SETTLEMENT PLUS(SM),
                           A VARIABLE INCOME ANNUITY

                      STATEMENT OF ADDITIONAL INFORMATION
                               FORM N-4    PART B

                                 April 28, 2008



     This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus for MetLife Settlement Plus(SM), A Variable Income Annuity dated April 28, 2008 and should be read in conjunction with the Prospectus. Copies of the Prospectus may be obtained from Metropolitan Life Insurance Company, Attn:
MetLife Settlement Plus, Structured Settlement Group, 2300 Lakeview Parkway, Suite 600, Alpharetta, GA 30004.


     A Statement of Additional Information for the Metropolitan Series Fund, Inc. is attached at the end of this Statement of Additional Information.


     Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section entitled "Important Terms You Should Know" of the Prospectus for MetLife Settlement Plus, A Variable Income Annuity dated April 28, 2008.

                            ------------------------

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Independent Registered Public Accounting Firm...............     2
Principal Underwriter.......................................     2
Distribution and Principal Underwriting Agreement...........     2
Experience Factor...........................................     2
Variable Income Payments....................................     2
Calculating the Annuity Unit Value..........................     3
Disregarding Voting Instructions............................     5
Investor Control............................................     5
Advertisement of the Separate Account.......................     5
Financial Statements of the Separate Account................     i
Financial Statements of MetLife.............................   F-1

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     The financial statements of each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.



     The consolidated financial statements of Metropolitan Life Insurance Company (the "Company") included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the fact that the Company changed its method of accounting for deferred acquisition costs, and for income taxes, as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans, as required by accounting guidance adopted on December 31, 2006), and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.



PRINCIPAL UNDERWRITER



     MetLife Investors Distribution Company ("MLIDC") serves as principal underwriter for the Separate Account and the Contracts. The offering is continuous. MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is affiliated with the Company and the Separate Account.



DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT



     Information about the distribution of the Contracts is contained in the prospectus (see "Who Sells the Income Annuity"). Additional information is provided below.



     Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.



     The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.



                            UNDERWRITING COMMISSIONS



                               UNDERWRITING       AMOUNT OF
                               COMMISSIONS      UNDERWRITING
                               PAID TO THE       COMMISSIONS
                              DISTRIBUTOR BY     RETAINED BY
YEAR                           THE COMPANY     THE DISTRIBUTOR
----                          --------------   ---------------
2007........................  $282,717,096*     $ 9,036,720**
2006........................  $  3,219,944*     $27,377,844**
2005........................  $  3,436,680*     $24,662,414**


---------------


* 2007 reflects commissions paid to third party broker-dealers, independent agents and affiliated broker-dealers. 2005 and 2006 reflect commissions paid to third party broker-dealers. Prior to May 1, 2007, Metropolitan Life Insurance Company served as the selling broker-dealer for the Contracts.



** For the period January 1, 2007 through April 30, 2007, and for prior years, reflects withdrawal charges imposed by Metropolitan Life Insurance Company upon the early withdrawal of amounts from or surrender of the Contracts. MLIDC retains no underwriting commissions, and, therefore, for the period May 1, 2007 through December 31, 2007, the amount is $0.


EXPERIENCE FACTOR

     We use the term "experience factor" to describe the investment performance for an investment division. The experience factor changes from Valuation Period (described later) to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the valuation period not to exceed .000034035 (the daily equivalent of an effective annual rate of 1.25%).

VARIABLE INCOME PAYMENTS

     "Variable income payments" include variable income payments made under the various Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)

     The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 5% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS

     The income payment you receive periodically from an investment division (except for any payment paid within 10 days of the day we receive all properly completed documents) will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

     The Income Annuity specifies the dollar amount of the initial variable income payment for each investment division (this equals the first payment amount if paid within 10 days of the day we receive all properly completed documents). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or contract charge), the AIR, the age and/or sex of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division on the day we receive all properly completed documents. The number of annuity units held remains fixed for the duration of the contract.

     The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

     For example, on an annual basis, if an investment division has a cumulative net investment performance of 6% over a one year period, the first variable income payment in the next year will be approximately 1% greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the investment division. If such investment performance return is 4% over a one year period, the first variable income payment in the next year will be approximately 1% less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment performance of the applicable division.

ANNUITY UNIT VALUE

     The Annuity Unit Value is based on the change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

CALCULATING THE ANNUITY UNIT VALUE

     We calculate Annuity Unit Values once a day at the close of the New York Stock Exchange on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period." We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All income payments are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account expenses and the deduction for the AIR, Annuity Unit Values will go down.

     To calculate an Annuity Unit Value, we first multiply the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. For an AIR of 5% and a one day Valuation Period, the factor is ..99986634, which is the daily discount factor for an effective annual rate of 5%. (The AIR may be in the range of 1% to 6%, as defined in your Income Annuity and the laws in the state.) The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

     The following examples show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments:

                  EXAMPLE OF CALCULATION OF ANNUITY UNIT VALUE

 1. Annuity Unit Value, beginning of period.................  $ 10.20000

 2. "Experience factor" for period..........................    1.023558

 3. Daily adjustment for 5% of Assumed Investment Return....   .99986634

 4. (2) X (3)...............................................    1.023421

 5. Annuity Unit Value, end of period (1) X (4).............  $ 10.43889

                           EXAMPLE OF INCOME PAYMENTS
 (ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed

 1. Net Purchase Payment....................................    $50,000.00

 2. First monthly income payment per $1,000 of Annuity
    Value...................................................    $     7.71

 3. First monthly income payment (1) X (2) / 1,000..........    $   385.50

 4. Assume Annuity Unit Value (see Example of Calculation of
    Annuity Unit Value above) as of Annuity Date equal to...    $ 10.80000

 5. Number of Annuity Units (3) / (4).......................      35.69444

 6. Assume Annuity Unit Value for the second month equal to
    (10 days prior to payment)..............................    $ 10.97000

 7. Second monthly Annuity Payment (5) X (6)................    $   391.57

 8. Assume Annuity Unit Value for third month equal to......    $ 10.52684

 9. Next monthly Annuity Payment (5) X (8)..................    $   375.75

DETERMINING THE VARIABLE INCOME PAYMENT

     Variable income payments can go up or down based upon the investment performance of the investment divisions in the Separate Account. The AIR is the rate used to determine the initial variable income payment and serves as a benchmark against which the investment performance of the investment divisions is compared. The higher the AIR, the higher the initial variable income payment will be. Variable income payments will increase only to the extent that the investment performance of the investment divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the investment divisions.

DISREGARDING VOTING INSTRUCTIONS


     MetLife may disregard voting instructions under the following circumstances
(1) to make or refrain from making any change in the investments or investment policies for any portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests, the Metropolitan Fund's board of directors, or the Met Investor Fund's board of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any investment management agreement or underwriting contract, if required by any insurance regulatory authority.


     In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.



INVESTOR CONTROL


     In some circumstances, owners of variable annuity contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contracts, we believe that the owner of a contract should not be treated as the owner of the separate account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modification be necessary to prevent an owner of the contract from being treated as the owner of the underlying separate account assets.

ADVERTISEMENT OF THE SEPARATE ACCOUNT

     From time to time we advertise the performance of various Separate Account investment divisions. Performance will be stated in terms of either "yield," "change in annuity unit value" or "average annual total return" or some combination of the foregoing. Yield, change in annuity unit value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Yield figures quoted in advertisements will refer to the net income generated by an investment in a particular investment division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Change in annuity unit value refers to the comparison between values of annuity units over specified periods in which an investment division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. Average annual total return differs from the change in annuity unit value because it assumes a steady rate of return. It also reflects all expenses.

     We may demonstrate hypothetical values of income payments (e.g. beginning with an initial income payment of $500) over a specified period based on historical net asset values of the Portfolios. These presentations reflect the benchmark AIR, deduction of the Separate Account charge and the investment-related charge. We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolios for the period before the inception date of the Income Annuity. We use the actual annuity unit data after the inception date.

     We may state performance for the investment divisions which reflect deduction of the separate account charge and investment-related charge only when accompanied by the annualized change in annuity unit value.

     Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred or tax-exempt investments. From time to time, the Separate Account may compare the performance of its investment divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Registered) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers(R) Aggregate Bond Index, and/or the Lehman Brothers(R) Government/ Corporate Bond Index, or the Merrill Lynch High Yield Bond Index.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Metropolitan Life Separate Account E
and the Board of Directors of
Metropolitan Life Insurance Company:

We have audited the accompanying statements of assets and liabilities of the Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Appendix A as of December 31, 2007, and the related statements of operations for each of the periods in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. We have also audited the statement of operations for each of the periods presented in the year ended December 31, 2007, and the statements of changes in net assets for each of the periods presented in the two years then ended of the individual Investment Division listed in Appendix
B. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2007, the results of their operations for each of the periods presented in the year then ended, and the changes in their net assets for each of the periods presented in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, FL
March 24, 2008

                                  APPENDIX A

MSF BlackRock Diversified Investment Division
MSF BlackRock Aggressive Growth Investment Division
MSF MetLife Stock Index Investment Division
MSF FI International Stock Investment Division
MSF FI Mid Cap Opportunities Investment Division
MSF T. Rowe Price Small Cap Growth Investment Division
MSF Oppenheimer Global Equity Investment Division
MSF Harris Oakmark Large Cap Value Investment Division
MSF Neuberger Berman Mid Cap Value Investment Division
MSF T. Rowe Price Large Cap Growth Investment Division
MSF Lehman Brothers Aggregate Bond Index Investment Division
MSF Morgan Stanley EAFE Index Investment Division
MSF Russell 2000 Index Investment Division
MSF Jennison Growth Investment Division
MSF BlackRock Strategic Value Investment Division
MSF MetLife Mid Cap Stock Index Investment Division
MSF Franklin Templeton Small Cap Growth Investment Division
MSF BlackRock Large Cap Value Investment Division
MSF BlackRock Bond Income Investment Division
MSF BlackRock Money Market Investment Division
MSF Davis Venture Value Investment Division
MSF Loomis Sayles Small Cap Investment Division
MSF Harris Oakmark Focused Value Investment Division
MSF Western Asset Management Strategic Bond Opportunities Investment Division MSF Western Asset Management U.S. Government Investment Division
MSF FI Value Leaders Investment Division
MSF MFS Total Return Investment Division
MSF BlackRock Legacy Large Cap Growth Investment Division
MSF MetLife Conservative Allocation Investment Division
MSF MetLife Conservative to Moderate Allocation Investment Division
MSF MetLife Moderate Allocation Investment Division
MSF MetLife Moderate to Aggressive Allocation Investment Division
MSF MetLife Aggressive Allocation Investment Division
MSF FI Large Cap Investment Division
Fidelity VIP Money Market Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP Growth Investment Division
Fidelity VIP Overseas Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Calvert Social Balanced Investment Division
Calvert Social Mid Cap Growth Investment Division
MIST Lord Abbett Bond Debenture Investment Division
MIST MFS Research International Investment Division
MIST T. Rowe Price Mid-Cap Growth Investment Division
MIST PIMCO Total Return Investment Division
MIST RCM Technology Investment Division
MIST Lazard Mid-Cap Investment Division
MIST Met/AIM Small Cap Growth Investment Division
MIST Harris Oakmark International Investment Division
MIST Oppenheimer Capital Appreciation Investment Division
MIST Legg Mason Partners Aggressive Growth Investment Division
MIST Third Avenue Small Cap Value Investment Division
MIST Neuberger Berman Real Estate Investment Division
MIST Legg Mason Value Equity Investment Division

MIST Cyclical Growth ETF Investment Division
MIST Cyclical Growth and Income ETF Investment Division
MIST PIMCO Inflation Protected Bond Investment Division
MIST Janus Forty Investment Division
MIST BlackRock Large Cap Core Investment Division
Variable B Investment Division
Variable C Investment Division
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division
American Funds Bond Investment Division

                                  APPENDIX B

MSF BlackRock Large Cap Investment Division

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2007

                               MSF BLACKROCK       MSF BLACKROCK        MSF METLIFE           MSF FI
                                DIVERSIFIED      AGGRESSIVE GROWTH      STOCK INDEX     INTERNATIONAL STOCK
                            INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                            ------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.  $   1,170,377,169  $      701,672,908   $   3,329,402,162   $     310,502,218
 Other receivables.........                 --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company.......                 --                  --                  --                  --
                             -----------------  ------------------   -----------------   -----------------
     Total Assets..........      1,170,377,169         701,672,908       3,329,402,162         310,502,218
                             -----------------  ------------------   -----------------   -----------------
LIABILITIES:
 Other payables............                 --                 287                  --                  --
 Due to Metropolitan Life
   Insurance Company.......                746               1,002                 892                 863
                             -----------------  ------------------   -----------------   -----------------
     Total Liabilities.....                746               1,289                 892                 863
                             -----------------  ------------------   -----------------   -----------------

NET ASSETS.................  $   1,170,376,423  $      701,671,619   $   3,329,401,270   $     310,501,355
                             =================  ==================   =================   =================
 Units outstanding.........         32,591,838          17,334,970          74,008,454          14,317,870
 Unit value (accumulation).    $13.83 - $51.10     $17.53 - $59.59     $13.38 - $52.14     $16.68 - $23.76

  The accompanying notes are an integral part of these financial statements.

  MSF FI MID CAP     MSF T. ROWE PRICE    MSF OPPENHEIMER   MSF HARRIS OAKMARK  MSF NEUBERGER BERMAN  MSF T. ROWE PRICE
   OPPORTUNITIES     SMALL CAP GROWTH      GLOBAL EQUITY      LARGE CAP VALUE      MID CAP VALUE      LARGE CAP GROWTH
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- -------------------- -------------------
 $    629,436,975    $    232,143,911    $    258,147,678    $    383,588,615     $    592,653,087    $    249,942,011
               --                 287                  --                  --                   --                  --

               --                  --                  --                  --                   --                  --
 ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
      629,436,975         232,144,198         258,147,678         383,588,615          592,653,087         249,942,011
 ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
               --                  --                  --                  --                   --                  --

            1,134               1,415                 675                 929                  980               1,048
 ----------------    ----------------    ----------------    ----------------     ----------------    ----------------
            1,134               1,415                 675                 929                  980               1,048
 ----------------    ----------------    ----------------    ----------------     ----------------    ----------------

 $    629,435,841    $    232,142,783    $    258,147,003    $    383,587,686     $    592,652,107    $    249,940,963
 ================    ================    ================    ================     ================    ================
       29,442,363          14,098,367          12,316,636          26,877,885           21,798,028          16,111,584
  $14.24 - $22.13     $14.43 - $17.54     $16.24 - $21.82     $11.83 - $15.16      $14.47 - $28.95     $13.96 - $16.51

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                    MSF LEHMAN BROTHERS  MSF MORGAN STANLEY      MSF RUSSELL        MSF JENNISON
                                    AGGREGATE BOND INDEX     EAFE INDEX          2000 INDEX            GROWTH
                                    INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                    -------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.........   $    936,493,258    $    498,966,209    $    297,397,480    $     39,852,461
 Other receivables.................                 --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company...............                 --                  --                  --                  --
                                      ----------------    ----------------    ----------------    ----------------
     Total Assets..................        936,493,258         498,966,209         297,397,480          39,852,461
                                      ----------------    ----------------    ----------------    ----------------
LIABILITIES:
 Other payables....................                 --                  --                  --                  --
 Due to Metropolitan Life Insurance
   Company.........................                945               1,042               1,077                 914
                                      ----------------    ----------------    ----------------    ----------------
     Total Liabilities.............                945               1,042               1,077                 914
                                      ----------------    ----------------    ----------------    ----------------

NET ASSETS.........................   $    936,492,313    $    498,965,167    $    297,396,403    $     39,851,547
                                      ================    ================    ================    ================
 Units outstanding.................         66,587,191          29,199,070          16,225,570           7,214,781
 Unit value (accumulation).........    $11.31 - $15.00     $15.38 - $21.38     $16.25 - $19.36      $5.07 - $13.79

  The accompanying notes are an integral part of these financial statements.

   MSF BLACKROCK        MSF METLIFE     MSF FRANKLIN TEMPLETON    MSF BLACKROCK       MSF BLACKROCK       MSF BLACKROCK
  STRATEGIC VALUE   MID CAP STOCK INDEX    SMALL CAP GROWTH      LARGE CAP VALUE       BOND INCOME        MONEY MARKET
INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ---------------------- ------------------- ------------------- -------------------
 $    501,625,003    $    370,256,073      $     49,972,121     $    226,139,116    $    499,800,009    $     40,245,210
               --                  --                    --                   --                  --                  --

               --                  --                    --                   --                  --                  --
 ----------------    ----------------      ----------------     ----------------    ----------------    ----------------
      501,625,003         370,256,073            49,972,121          226,139,116         499,800,009          40,245,210
 ----------------    ----------------      ----------------     ----------------    ----------------    ----------------
               --                  --                    --                   --                  --                  --

            1,020               1,155                 1,292                1,076                 987                 633
 ----------------    ----------------      ----------------     ----------------    ----------------    ----------------
            1,020               1,155                 1,292                1,076                 987                 633
 ----------------    ----------------      ----------------     ----------------    ----------------    ----------------

 $    501,623,983    $    370,254,918      $     49,970,829     $    226,138,040    $    499,799,022    $     40,244,577
 ================    ================      ================     ================    ================    ================
       24,340,161          21,967,595             4,412,289           15,330,139          14,060,432           1,760,491
  $15.09 - $21.67     $14.45 - $18.38       $10.52 - $13.09      $13.85 - $15.43     $12.54 - $60.40     $19.19 - $25.08

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                                                                               MSF WESTERN
                                MSF DAVIS          MSF LOOMIS      MSF HARRIS OAKMARK        ASSET MANAGEMENT
                              VENTURE VALUE     SAYLES SMALL CAP      FOCUSED VALUE    STRATEGIC BOND OPPORTUNITIES
                           INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION
                           ------------------- ------------------- ------------------- ----------------------------
ASSETS:
 Investments at fair value  $    568,535,200    $    140,311,820    $    343,238,795         $    298,533,645
 Other receivables........                --                  --                  --                       --
 Due from Metropolitan
   Life Insurance Company.                --                  --                  --                       --
                            ----------------    ----------------    ----------------         ----------------
     Total Assets.........       568,535,200         140,311,820         343,238,795              298,533,645
                            ----------------    ----------------    ----------------         ----------------
LIABILITIES:
 Other payables...........                --                  --                  --                       --
 Due to Metropolitan Life
   Insurance Company......               831               1,145                 976                    1,141
                            ----------------    ----------------    ----------------         ----------------
     Total Liabilities....               831               1,145                 976                    1,141
                            ----------------    ----------------    ----------------         ----------------

NET ASSETS................  $    568,534,369    $    140,310,675    $    343,237,819         $    298,532,504
                            ================    ================    ================         ================
 Units outstanding........        14,389,463           3,903,502           9,230,377               13,871,667
 Unit value (accumulation)   $13.80 - $43.56     $15.16 - $39.88     $12.31 - $40.90          $11.50 - $23.81


  The accompanying notes are an integral part of these financial statements.

    MSF WESTERN                                                                                                 MSF METLIFE
 ASSET MANAGEMENT         MSF FI              MSF MFS            MSF BLACKROCK            MSF METLIFE         CONSERVATIVE TO
  U.S. GOVERNMENT      VALUE LEADERS       TOTAL RETURN     LEGACY LARGE CAP GROWTH CONSERVATIVE ALLOCATION MODERATE ALLOCATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION   INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION
------------------- ------------------- ------------------- ----------------------- ----------------------- -------------------
 $    218,630,709    $     99,284,573    $    137,607,149      $     52,009,946        $    117,555,076      $    480,508,252
               --                  --                  --                    --                      --                    --

               --                  --                  --                    --                      --                    --
 ----------------    ----------------    ----------------      ----------------        ----------------      ----------------
      218,630,709          99,284,573         137,607,149            52,009,946             117,555,076           480,508,252
 ----------------    ----------------    ----------------      ----------------        ----------------      ----------------

               --                  --                  --                    --                      --                    --
            1,134               1,190                 823                   786                     784                   815
 ----------------    ----------------    ----------------      ----------------        ----------------      ----------------
            1,134               1,190                 823                   786                     784                   815
 ----------------    ----------------    ----------------      ----------------        ----------------      ----------------

 $    218,629,575    $     99,283,383    $    137,606,326      $     52,009,160        $    117,554,292      $    480,507,437
 ================    ================    ================      ================        ================      ================
       12,931,474           3,074,825           4,423,374             2,051,563              10,371,872            40,868,924
  $10.92 - $18.68     $13.99 - $36.41     $12.67 - $55.35       $13.98 - $33.08         $11.03 - $11.58       $11.45 - $12.01

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                                             MSF METLIFE
                                        MSF METLIFE          MODERATE TO           MSF METLIFE            MSF FI
                                    MODERATE ALLOCATION AGGRESSIVE ALLOCATION AGGRESSIVE ALLOCATION      LARGE CAP
                                    INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                    ------------------- --------------------- --------------------- -------------------
ASSETS:
 Investments at fair value.........  $  1,243,038,742     $  1,105,870,002      $     82,686,894     $      6,025,822
 Other receivables.................                --                   --                    --                   --
 Due from Metropolitan Life
   Insurance Company...............                --                   --                    --                   --
                                     ----------------     ----------------      ----------------     ----------------
     Total Assets..................     1,243,038,742        1,105,870,002            82,686,894            6,025,822
                                     ----------------     ----------------      ----------------     ----------------
LIABILITIES:
 Other payables....................                --                   --                    --                   --
 Due to Metropolitan Life Insurance
   Company.........................               653                  542                   741                8,710
                                     ----------------     ----------------      ----------------     ----------------
     Total Liabilities.............               653                  542                   741                8,710
                                     ----------------     ----------------      ----------------     ----------------

NET ASSETS.........................  $  1,243,038,089     $  1,105,869,460      $     82,686,153     $      6,017,112
                                     ================     ================      ================     ================
 Units outstanding.................       101,678,257           87,197,888             6,357,316              336,491
 Unit value (accumulation).........   $11.91 - $12.49      $12.36 - $12.97       $12.64 - $13.27      $16.43 - $19.14

  The accompanying notes are an integral part of these financial statements.


   FIDELITY VIP        FIDELITY VIP        FIDELITY VIP        FIDELITY VIP         FIDELITY VIP        CALVERT SOCIAL
   MONEY MARKET        EQUITY-INCOME          GROWTH             OVERSEAS       INVESTMENT GRADE BOND      BALANCED
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- --------------------- -------------------
 $     15,686,013    $    120,473,616    $    145,295,256    $     45,320,791     $     20,883,287     $     62,179,311
               --                  --                  --                  --                   --                   --

               --                  --                  --                  --                   --                   --
 ----------------    ----------------    ----------------    ----------------     ----------------     ----------------
       15,686,013         120,473,616         145,295,256          45,320,791           20,883,287           62,179,311
 ----------------    ----------------    ----------------    ----------------     ----------------     ----------------
               --                  --                  --                  --                   --                   --

               --                  --                  --                  --                   --                  300
 ----------------    ----------------    ----------------    ----------------     ----------------     ----------------
               --                  --                  --                  --                   --                  300
 ----------------    ----------------    ----------------    ----------------     ----------------     ----------------

 $     15,686,013    $    120,473,616    $    145,295,256    $     45,320,791     $     20,883,287     $     62,179,011
 ================    ================    ================    ================     ================     ================
          933,116           2,280,472           2,815,092           1,276,513              841,730            2,076,677
           $16.80              $52.83              $51.61              $35.50               $24.81      $23.59 - $30.84

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007

                                      CALVERT SOCIAL     MIST LORD ABBETT    MIST MFS RESEARCH  MIST T. ROWE PRICE
                                      MID CAP GROWTH      BOND DEBENTURE       INTERNATIONAL      MID-CAP GROWTH
                                    INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
                                    ------------------- ------------------- ------------------- -------------------
ASSETS:
 Investments at fair value.........  $     12,291,484    $    250,881,929    $    206,952,402    $    193,010,726
 Other receivables.................                --                  --                  --                  --
 Due from Metropolitan Life
   Insurance Company...............                --                  --                  --                  --
                                     ----------------    ----------------    ----------------    ----------------
     Total Assets..................        12,291,484         250,881,929         206,952,402         193,010,726
                                     ----------------    ----------------    ----------------    ----------------
LIABILITIES:
 Other payables....................                --                  --                  --                  --
 Due to Metropolitan Life Insurance
   Company.........................                --               1,271               1,185                 994
                                     ----------------    ----------------    ----------------    ----------------
     Total Liabilities.............                --               1,271               1,185                 994
                                     ----------------    ----------------    ----------------    ----------------

NET ASSETS.........................  $     12,291,484    $    250,880,658    $    206,951,217    $    193,009,732
                                     ================    ================    ================    ================
 Units outstanding.................           395,084          14,655,505          11,282,779          19,400,128
 Unit value (accumulation).........            $31.11     $12.30 - $21.37     $16.84 - $19.49      $9.18 - $16.14


  The accompanying notes are an integral part of these financial statements.

    MIST PIMCO           MIST RCM           MIST LAZARD        MIST MET/AIM     MIST HARRIS OAKMARK   MIST OPPENHEIMER
   TOTAL RETURN         TECHNOLOGY            MID-CAP        SMALL CAP GROWTH      INTERNATIONAL    CAPITAL APPRECIATION
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- ------------------- ------------------- ------------------- --------------------
 $    488,860,344    $    109,743,509    $     71,204,445    $     33,580,238    $    364,952,239     $     29,079,638
               --                  --                  --                  --                  --                   --

               --                  --                  --                  --                  --                   --
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------
      488,860,344         109,743,509          71,204,445          33,580,238         364,952,239           29,079,638
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------
               --                  --                  --                  --                  --                   --

            1,166               1,227               1,188               1,305                 972                  779
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------
            1,166               1,227               1,188               1,305                 972                  779
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------

 $    488,859,178    $    109,742,282    $     71,203,257    $     33,578,933    $    364,951,267     $     29,078,859
 ================    ================    ================    ================    ================     ================
       36,359,366          15,828,573           4,506,764           2,078,620          18,591,597            2,700,894
  $11.59 - $14.18       $6.02 - $8.14     $12.66 - $16.48     $14.54 - $16.96     $16.12 - $20.62       $9.70 - $13.22


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONTINUED)
                               DECEMBER 31, 2007


                            MIST LEGG MASON PARTNERS  MIST THIRD AVENUE  MIST NEUBERGER BERMAN   MIST LEGG MASON
                               AGGRESSIVE GROWTH       SMALL CAP VALUE        REAL ESTATE         VALUE EQUITY
                              INVESTMENT DIVISION    INVESTMENT DIVISION  INVESTMENT DIVISION  INVESTMENT DIVISION
                            ------------------------ ------------------- --------------------- -------------------
ASSETS:
 Investments at fair value.     $     28,434,560      $      6,558,400     $    289,686,156     $     31,322,924
 Other receivables.........                   --                    --                   --                   --
 Due from Metropolitan Life
   Insurance Company.......                   --                    --                   --                   --
                                ----------------      ----------------     ----------------     ----------------
     Total Assets..........           28,434,560             6,558,400          289,686,156           31,322,924
                                ----------------      ----------------     ----------------     ----------------
LIABILITIES:
 Other payables............                   --                    --                   --                   --
 Due to Metropolitan Life
   Insurance Company.......                  933                   193                  806                1,090
                                ----------------      ----------------     ----------------     ----------------
     Total Liabilities.....                  933                   193                  806                1,090
                                ----------------      ----------------     ----------------     ----------------

NET ASSETS.................     $     28,433,627      $      6,558,207     $    289,685,350     $     31,321,834
                                ================      ================     ================     ================
 Units outstanding.........            3,543,970               372,086           17,742,339            3,317,525
 Unit value
   (accumulation)..........       $7.38 - $12.29       $17.25 - $18.31       $2.76 - $16.85        $8.61 - $9.88

  The accompanying notes are an integral part of these financial statements.

                       MIST CYCLICAL
   MIST CYCLICAL        GROWTH AND      MIST PIMCO INFLATION     MIST JANUS        MIST BLACKROCK
    GROWTH ETF          INCOME ETF         PROTECTED BOND           FORTY          LARGE CAP CORE        VARIABLE B
INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION  INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION
------------------- ------------------- -------------------- ------------------- ------------------- -------------------
 $     12,580,322    $      5,202,942     $     41,964,115   $       50,513,019   $  1,097,475,395    $      28,073,493
               --                  --                   --                   --                 --                   --

               --                  --                   --                   --                 --                   --
 ----------------    ----------------     ----------------   ------------------   ----------------    -----------------
       12,580,322           5,202,942           41,964,115           50,513,019      1,097,475,395           28,073,493
 ----------------    ----------------     ----------------   ------------------   ----------------    -----------------
               --                  --                   --                   --                 --                   --

              712                 643                  798                  963              1,296                   --
 ----------------    ----------------     ----------------   ------------------   ----------------    -----------------
              712                 643                  798                  963              1,296                   --
 ----------------    ----------------     ----------------   ------------------   ----------------    -----------------

 $     12,579,610    $      5,202,299     $     41,963,317   $       50,512,056   $  1,097,474,099    $      28,073,493
 ================    ================     ================   ==================   ================    =================
        1,055,765             447,213            3,447,591              277,193         25,948,608              167,124

  $11.65 - $12.13     $11.37 - $11.84      $11.63 - $12.70    $141.84 - $304.58    $14.57 - $95.85     $48.23 - $178.48

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENT OF ASSETS AND LIABILITIES -- (CONCLUDED)
                               DECEMBER 31, 2007

                                                  AMERICAN FUNDS      AMERICAN FUNDS          AMERICAN FUNDS
                                VARIABLE C            GROWTH           GROWTH-INCOME    GLOBAL SMALL CAPITALIZATION
                            INVESTMENT DIVISION INVESTMENT DIVISION INVESTMENT DIVISION     INVESTMENT DIVISION
                            ------------------- ------------------- ------------------- ---------------------------
ASSETS:
 Investments at fair value. $        2,233,560   $   1,339,639,395   $     901,351,134       $    728,760,108
 Other receivables.........                 --                  --                  --                     --
 Due from Metropolitan Life
   Insurance Company.......                 38                  --                  --                     --
                            ------------------   -----------------   -----------------       ----------------
     Total Assets..........          2,233,598       1,339,639,395         901,351,134            728,760,108
                            ------------------   -----------------   -----------------       ----------------
LIABILITIES:
 Other payables............                 --                  --                  --                     --
 Due to Metropolitan Life
   Insurance Company.......                 --                 907                 978                    940
                            ------------------   -----------------   -----------------       ----------------
     Total Liabilities.....                 --                 907                 978                    940
                            ------------------   -----------------   -----------------       ----------------

NET ASSETS................. $        2,233,598   $   1,339,638,488   $     901,350,156       $    728,759,168
                            ==================   =================   =================       ================
 Units outstanding.........             11,081           7,732,180           7,633,730             20,755,088
 Unit value (accumulation).  $178.48 - $221.14    $15.36 - $206.31    $13.47 - $140.21        $20.82 - $37.63

  The accompanying notes are an integral part of these financial statements.

                                AMERICAN FUNDS
                                     BOND
                              INVESTMENT DIVISION
                              -------------------
                               $    179,629,288
                                             --

                                             --
                               ----------------
                                    179,629,288
                               ----------------
                                             --

                                          1,429
                               ----------------
                                          1,429
                               ----------------

                               $    179,627,859
                               ================
                                     11,482,973
                                $14.02 - $17.18

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                            STATEMENT OF OPERATIONS
                     For the year ended December 31, 2007

                                               MSF BlackRock         MSF BlackRock       MSF BlackRock        MSF MetLife
                                                 Large Cap            Diversified      Aggressive Growth      Stock Index
                                          Investment Division (a) Investment Division Investment Division Investment Division
                                          ----------------------- ------------------- ------------------- -------------------
Investment Income:
   Dividends.............................    $     18,100,333      $     31,752,724    $             --    $     34,451,943
                                             ----------------      ----------------    ----------------    ----------------
Expenses:
   Mortality and expense risk
     charges.............................           4,865,347            15,687,367           8,385,967          43,639,935
                                             ----------------      ----------------    ----------------    ----------------
   Net investment income (loss)..........          13,234,986            16,065,357         (8,385,967)         (9,187,992)
                                             ----------------      ----------------    ----------------    ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........                  --                    --                  --          70,496,212
   Realized gains (losses) on sale of
     investments.........................        (11,836,638)             1,268,342        (12,628,626)          73,077,926
                                             ----------------      ----------------    ----------------    ----------------
       Net realized gains (losses).......        (11,836,638)             1,268,342        (12,628,626)         143,574,138
                                             ----------------      ----------------    ----------------    ----------------
   Change in unrealized gains (losses)
     on investments......................          56,710,883            38,016,540         138,463,003         (1,489,352)
                                             ----------------      ----------------    ----------------    ----------------
   Net realized and unrealized gains
     (losses) on investments.............          44,874,245            39,284,882         125,834,377         142,084,786
                                             ----------------      ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
     resulting from operations...........    $     58,109,231      $     55,350,239    $    117,448,410    $    132,896,794
                                             ================      ================    ================    ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

      MSF FI               MSF FI          MSF T. Rowe Price    MSF Oppenheimer   MSF Harris Oakmark  MSF Neuberger Berman
International Stock Mid Cap Opportunities  Small Cap Growth      Global Equity      Large Cap Value      Mid Cap Value
Investment Division  Investment Division  Investment Division Investment Division Investment Division Investment Division
------------------- --------------------- ------------------- ------------------- ------------------- --------------------
 $      3,100,656     $        794,568     $             --    $      2,760,786    $      3,005,882     $      2,725,504
 ----------------     ----------------     ----------------    ----------------    ----------------     ----------------

        3,864,353            8,222,684            2,997,386           3,252,067           5,569,951            8,058,263
 ----------------     ----------------     ----------------    ----------------    ----------------     ----------------
        (763,697)          (7,428,116)          (2,997,386)           (491,281)         (2,564,069)          (5,332,759)
 ----------------     ----------------     ----------------    ----------------    ----------------     ----------------
       15,853,648                   --                   --           3,784,492          11,912,055           18,310,149

       16,401,266            4,502,884           16,625,280           8,602,793          16,753,724           20,998,314
 ----------------     ----------------     ----------------    ----------------    ----------------     ----------------
       32,254,914            4,502,884           16,625,280          12,387,285          28,665,779           39,308,463
 ----------------     ----------------     ----------------    ----------------    ----------------     ----------------

      (5,978,087)           49,089,439            6,111,024             820,107        (46,344,683)         (24,173,672)
 ----------------     ----------------     ----------------    ----------------    ----------------     ----------------

       26,276,827           53,592,323           22,736,304          13,207,392        (17,678,904)           15,134,791
 ----------------     ----------------     ----------------    ----------------    ----------------     ----------------

 $     25,513,130     $     46,164,207     $     19,738,918    $     12,716,111    $   (20,242,973)     $      9,802,032
 ================     ================     ================    ================    ================     ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                           MSF T. Rowe Price  MSF Lehman Brothers  MSF Morgan Stanley          MSF
                                           Large Cap Growth   Aggregate Bond Index     EAFE Index      Russell 2000 Index
                                          Investment Division Investment Division  Investment Division Investment Division
                                          ------------------- -------------------- ------------------- -------------------
Investment Income:
   Dividends.............................  $        835,667     $     39,356,385    $      8,820,111    $      2,715,439
                                           ----------------     ----------------    ----------------    ----------------
Expenses:
   Mortality and expense risk
     charges.............................         3,097,287           11,993,686           6,212,320           4,161,861
                                           ----------------     ----------------    ----------------    ----------------
   Net investment income (loss)..........       (2,261,620)           27,362,699           2,607,791         (1,446,422)
                                           ----------------     ----------------    ----------------    ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........         2,100,304                   --           5,002,202          24,596,242
   Realized gains (losses) on sale of
     investments.........................         6,369,407            (404,477)          22,270,598          16,569,315
                                           ----------------     ----------------    ----------------    ----------------
       Net realized gains (losses).......         8,469,711            (404,477)          27,272,800          41,165,557
                                           ----------------     ----------------    ----------------    ----------------
   Change in unrealized gains (losses)
     on investments......................        11,263,963           20,257,126           9,221,141        (48,379,022)
                                           ----------------     ----------------    ----------------    ----------------
   Net realized and unrealized gains
     (losses) on investments.............        19,733,674           19,852,649          36,493,941         (7,213,465)
                                           ----------------     ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
     resulting from operations...........  $     17,472,054     $     47,215,348    $     39,101,732    $    (8,659,887)
                                           ================     ================    ================    ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

   MSF Jennison        MSF BlackRock        MSF MetLife     MSF Franklin Templeton    MSF BlackRock       MSF BlackRock
      Growth          Strategic Value   Mid Cap Stock Index    Small Cap Growth      Large Cap Value       Bond Income
Investment Division Investment Division Investment Division  Investment Division   Investment Division Investment Division
------------------- ------------------- ------------------- ---------------------- ------------------- -------------------
 $        136,731    $      1,216,351    $      2,428,002      $             --     $      1,811,879    $     15,742,521
 ----------------    ----------------    ----------------      ----------------     ----------------    ----------------

          498,652           7,322,603           4,827,833               691,372            2,970,614           6,411,875
 ----------------    ----------------    ----------------      ----------------     ----------------    ----------------
        (361,921)         (6,106,252)         (2,399,831)             (691,372)          (1,158,735)           9,330,646
 ----------------    ----------------    ----------------      ----------------     ----------------    ----------------
        1,386,809          66,636,690          14,982,494             3,683,502            8,253,908                  --

        2,079,032           7,542,114          10,987,498             1,885,578            6,306,446             316,835
 ----------------    ----------------    ----------------      ----------------     ----------------    ----------------
        3,465,841          74,178,804          25,969,992             5,569,080           14,560,354             316,835
 ----------------    ----------------    ----------------      ----------------     ----------------    ----------------

          584,283        (93,057,997)         (3,036,301)           (3,224,364)         (10,520,877)          13,745,787
 ----------------    ----------------    ----------------      ----------------     ----------------    ----------------

        4,050,124        (18,879,193)          22,933,691             2,344,716            4,039,477          14,062,622
 ----------------    ----------------    ----------------      ----------------     ----------------    ----------------

 $      3,688,203    $   (24,985,445)    $     20,533,860      $      1,653,344     $      2,880,742    $     23,393,268
 ================    ================    ================      ================     ================    ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007


                                             MSF BlackRock         MSF Davis       MSF Loomis Sayles  MSF Harris Oakmark
                                             Money Market        Venture Value         Small Cap         Focused Value
                                          Investment Division Investment Division Investment Division Investment Division
                                          ------------------- ------------------- ------------------- -------------------
Investment Income:
   Dividends.............................  $      1,825,336    $      3,578,786    $         37,764    $      1,879,438
                                           ----------------    ----------------    ----------------    ----------------
Expenses:
   Mortality and expense risk
     charges.............................           584,615           7,236,837           1,624,776           5,205,006
                                           ----------------    ----------------    ----------------    ----------------
   Net investment income (loss)..........         1,240,721         (3,658,051)         (1,587,012)         (3,325,568)
                                           ----------------    ----------------    ----------------    ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........                --                  --          13,001,745          50,876,948
   Realized gains (losses) on sale of
     investments.........................                --          13,529,472           3,522,803          14,747,474
                                           ----------------    ----------------    ----------------    ----------------
       Net realized gains (losses).......                --          13,529,472          16,524,548          65,624,422
                                           ----------------    ----------------    ----------------    ----------------
   Change in unrealized gains (losses)
     on investments......................                --           5,503,204         (4,729,355)        (92,557,316)
                                           ----------------    ----------------    ----------------    ----------------
   Net realized and unrealized gains
     (losses) on investments.............                --          19,032,676          11,795,193        (26,932,894)
                                           ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
     resulting from operations...........  $      1,240,721    $     15,374,625    $     10,208,181    $   (30,258,462)
                                           ================    ================    ================    ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

        MSF Western              MSF Western
      Asset Management        Asset Management         MSF FI              MSF MFS       MSF BlackRock Legacy
Strategic Bond Opportunities   U.S. Government      Value Leaders       Total Return       Large Cap Growth
    Investment Division      Investment Division Investment Division Investment Division Investment Division
---------------------------- ------------------- ------------------- ------------------- --------------------
      $      7,542,672        $      5,411,016    $        756,465    $      2,592,530     $          3,709
      ----------------        ----------------    ----------------    ----------------     ----------------

             3,900,689               2,861,231           1,380,351           1,586,654              403,657
      ----------------        ----------------    ----------------    ----------------     ----------------
             3,641,983               2,549,785           (623,886)           1,005,876            (399,948)
      ----------------        ----------------    ----------------    ----------------     ----------------
               276,794                      --           9,177,848           4,157,812                   --

               241,491                (52,907)           3,252,860           2,334,046            1,538,667
      ----------------        ----------------    ----------------    ----------------     ----------------
               518,285                (52,907)          12,430,708           6,491,858            1,538,667
      ----------------        ----------------    ----------------    ----------------     ----------------

             3,005,180               3,365,489         (9,357,778)         (4,331,514)            2,970,884
      ----------------        ----------------    ----------------    ----------------     ----------------

             3,523,465               3,312,582           3,072,930           2,160,344            4,509,551
      ----------------        ----------------    ----------------    ----------------     ----------------

      $      7,165,448        $      5,862,367    $      2,449,044    $      3,166,220     $      4,109,603
      ================        ================    ================    ================     ================

      MSF MetLife
Conservative Allocation
  Investment Division
-----------------------
   $             --
   ----------------

          1,061,879
   ----------------
        (1,061,879)
   ----------------
             38,656

            926,411
   ----------------
            965,067
   ----------------

          3,629,986
   ----------------

          4,595,053
   ----------------

   $      3,533,174
   ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                              MSF MetLife                              MSF MetLife
                                            Conservative to       MSF MetLife          Moderate to           MSF MetLife
                                          Moderate Allocation Moderate Allocation Aggressive Allocation Aggressive Allocation
                                          Investment Division Investment Division  Investment Division   Investment Division
                                          ------------------- ------------------- --------------------- ---------------------
Investment Income:
   Dividends.............................  $             --    $        238,524     $        307,564      $         72,227
                                           ----------------    ----------------     ----------------      ----------------
Expenses:
   Mortality and expense risk charges....         4,659,633          11,551,683           10,105,357               882,493
                                           ----------------    ----------------     ----------------      ----------------
   Net investment income (loss)..........       (4,659,633)        (11,313,159)          (9,797,793)             (810,266)
                                           ----------------    ----------------     ----------------      ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........           515,980           1,062,887              785,735               108,842
   Realized gains (losses) on sale of
     investments.........................         1,086,304             786,347            1,316,666             1,479,706
                                           ----------------    ----------------     ----------------      ----------------
       Net realized gains (losses).......         1,602,284           1,849,234            2,102,401             1,588,548
                                           ----------------    ----------------     ----------------      ----------------
   Change in unrealized gains (losses)
     on investments......................        12,421,508          22,083,653            8,665,318             (689,990)
                                           ----------------    ----------------     ----------------      ----------------
   Net realized and unrealized gains
     (losses) on investments.............        14,023,792          23,932,887           10,767,719               898,558
                                           ----------------    ----------------     ----------------      ----------------
   Net increase (decrease) in net assets
     resulting from operations...........  $      9,364,159    $     12,619,728     $        969,926      $         88,292
                                           ================    ================     ================      ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.


      MSF FI           Fidelity VIP        Fidelity VIP        Fidelity VIP        Fidelity VIP         Fidelity VIP
     Large Cap         Money Market        Equity-Income          Growth             Overseas       Investment Grade Bond
Investment Division Investment Division Investment Division Investment Division Investment Division  Investment Division
------------------- ------------------- ------------------- ------------------- ------------------- ---------------------
 $            676    $        679,104    $      2,285,066    $      1,110,308    $      1,426,014     $        790,279
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------
           62,564             126,899           1,238,684           1,273,468             402,330              192,071
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------
         (61,888)             552,205           1,046,382           (163,160)           1,023,684              598,208
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------
          268,625                  --          10,077,050             118,809           2,713,296                   --

          126,571                  --           1,830,706         (1,569,428)           2,361,171            (195,328)
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------
          395,196                  --          11,907,756         (1,450,619)           5,074,467            (195,328)
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------

        (283,973)                  --        (11,883,023)          32,118,226              39,878              269,086
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------

          111,223                  --              24,733          30,667,607           5,114,345               73,758
 ----------------    ----------------    ----------------    ----------------    ----------------     ----------------

 $         49,335    $        552,205    $      1,071,115    $     30,504,447    $      6,138,029     $        671,966
 ================    ================    ================    ================    ================     ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                            Calvert Social      Calvert Social     MIST Lord Abbett          MIST MFS
                                               Balanced         Mid Cap Growth      Bond Debenture    Research International
                                          Investment Division Investment Division Investment Division  Investment Division
                                          ------------------- ------------------- ------------------- ----------------------
Investment Income:
   Dividends.............................  $      1,527,149    $             --    $     12,281,443      $      2,332,611
                                           ----------------    ----------------    ----------------      ----------------
Expenses:
   Mortality and expense risk
     charges.............................           738,690             118,491           3,133,049             2,344,514
                                           ----------------    ----------------    ----------------      ----------------
   Net investment income (loss)..........           788,459           (118,491)           9,148,394              (11,903)
                                           ----------------    ----------------    ----------------      ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........         3,494,830             248,095             290,396            24,613,037
   Realized gains (losses) on sale of
     investments.........................           136,925             254,493           2,900,548             7,256,564
                                           ----------------    ----------------    ----------------      ----------------
       Net realized gains (losses).......         3,631,755             502,588           3,190,944            31,869,601
                                           ----------------    ----------------    ----------------      ----------------
   Change in unrealized gains (losses)
     on investments......................       (3,428,909)             694,117           (686,059)          (13,386,442)
                                           ----------------    ----------------    ----------------      ----------------
   Net realized and unrealized gains
     (losses) on investments.............           202,846           1,196,705           2,504,885            18,483,159
                                           ----------------    ----------------    ----------------      ----------------
   Net increase (decrease) in net assets
     resulting from operations...........  $        991,305    $      1,078,214    $     11,653,279      $     18,471,256
                                           ================    ================    ================      ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

MIST T. Rowe Price  MIST PIMCO Total       MIST RCM           MIST Lazard        MIST Met/AIM     MIST Harris Oakmark
  Mid-Cap Growth    Return Investment     Technology            Mid-Cap        Small Cap Growth      International
Investment Division     Division      Investment Division Investment Division Investment Division Investment Division
------------------- ----------------- ------------------- ------------------- ------------------- -------------------
 $        143,177   $     15,080,807   $             --    $        324,882    $             --    $      3,256,955
 ----------------   ----------------   ----------------    ----------------    ----------------    ----------------

        1,931,502          5,935,855            837,550           1,046,538             412,459           5,229,030
 ----------------   ----------------   ----------------    ----------------    ----------------    ----------------
      (1,788,325)          9,144,952          (837,550)           (721,656)           (412,459)         (1,972,075)
 ----------------   ----------------   ----------------    ----------------    ----------------    ----------------
        5,837,614                 --          1,913,373           6,573,299             398,095          31,529,483

        6,340,526          1,288,205          3,414,488           (244,675)           1,295,674          19,529,705
 ----------------   ----------------   ----------------    ----------------    ----------------    ----------------
       12,178,140          1,288,205          5,327,861           6,328,624           1,693,769          51,059,188
 ----------------   ----------------   ----------------    ----------------    ----------------    ----------------

        8,019,597         17,341,489         11,395,210        (10,867,276)           1,033,409        (60,237,702)
 ----------------   ----------------   ----------------    ----------------    ----------------    ----------------

       20,197,737         18,629,694         16,723,071         (4,538,652)           2,727,178         (9,178,514)
 ----------------   ----------------   ----------------    ----------------    ----------------    ----------------

 $     18,409,412   $     27,774,646   $     15,885,521    $    (5,260,308)    $      2,314,719    $   (11,150,589)
 ================   ================   ================    ================    ================    ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Continued)
                     For the year ended December 31, 2007

                                   MIST Oppenheimer        MIST Legg Mason        MIST Third Avenue  MIST Neuberger Berman
                                 Capital Appreciation Partners Aggressive Growth   Small Cap Value        Real Estate
                                 Investment Division     Investment Division     Investment Division  Investment Division
                                 -------------------- -------------------------- ------------------- ---------------------
Investment Income:
   Dividends....................   $          1,344        $         37,734       $         55,900     $      3,634,267
                                   ----------------        ----------------       ----------------     ----------------
Expenses:
   Mortality and expense risk
     charges....................            247,906                 395,528                 71,555            4,970,056
                                   ----------------        ----------------       ----------------     ----------------
   Net investment income
     (loss).....................          (246,562)               (357,794)               (15,655)          (1,335,789)
                                   ----------------        ----------------       ----------------     ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain
     distributions..............            972,342               2,897,927                367,168           34,239,613
   Realized gains (losses) on
     sale of investments........            285,253                 823,261                 55,476           21,084,323
                                   ----------------        ----------------       ----------------     ----------------
       Net realized gains
         (losses)...............          1,257,595               3,721,188                422,644           55,323,936
                                   ----------------        ----------------       ----------------     ----------------
   Change in unrealized gains
     (losses) on investments....            765,329             (2,932,855)              (750,746)        (118,107,390)
                                   ----------------        ----------------       ----------------     ----------------
   Net realized and unrealized
     gains (losses) on
     investments................          2,022,924                 788,333              (328,102)         (62,783,454)
                                   ----------------        ----------------       ----------------     ----------------
   Net increase (decrease) in
     net assets resulting from
     operations.................   $      1,776,362        $        430,539       $      (343,757)     $   (64,119,243)
                                   ================        ================       ================     ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

  MIST Legg Mason      MIST Cyclical        MIST Cyclical     MIST PIMCO Inflation
   Value Equity         Growth ETF      Growth and Income ETF    Protected Bond       MIST Janus Forty
Investment Division Investment Division  Investment Division  Investment Division  Investment Division (b)
------------------- ------------------- --------------------- -------------------- -----------------------
 $          1,185    $             --     $             17      $        403,747      $             --
 ----------------    ----------------     ----------------      ----------------      ----------------

          466,716              97,814               56,762               313,456               119,143
 ----------------    ----------------     ----------------      ----------------      ----------------

        (465,531)            (97,814)             (56,745)                90,291             (119,143)
 ----------------    ----------------     ----------------      ----------------      ----------------

           39,967                  --                  275                    --                    --

          546,507             459,096              205,128               104,897                52,778
 ----------------    ----------------     ----------------      ----------------      ----------------

          586,474             459,096              205,403               104,897                52,778
 ----------------    ----------------     ----------------      ----------------      ----------------

      (2,491,612)           (182,242)             (44,450)             2,068,740             2,096,211
 ----------------    ----------------     ----------------      ----------------      ----------------


      (1,905,138)             276,854              160,953             2,173,637             2,148,989
 ----------------    ----------------     ----------------      ----------------      ----------------


 $    (2,370,669)    $        179,040     $        104,208      $      2,263,928      $      2,029,846
 ================    ================     ================      ================      ================

    MIST BlackRock
    Large Cap Core
Investment Division (b)
-----------------------
    $           --
    --------------

         9,155,867
    --------------

       (9,155,867)
    --------------

                --

           859,655
    --------------

           859,655
    --------------

        11,649,148
    --------------


        12,508,803
    --------------


    $    3,352,936
    ==============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENT OF OPERATIONS -- (Concluded)
                     For the year ended December 31, 2007

                                                                                    American Funds      American Funds
                                              Variable B          Variable C            Growth           Growth-Income
                                          Investment Division Investment Division Investment Division Investment Division
                                          ------------------- ------------------- ------------------- -------------------
Investment Income:
   Dividends.............................  $        491,781    $         34,366    $     10,144,955    $     13,850,904
                                           ----------------    ----------------    ----------------    ----------------
Expenses:
   Mortality and expense risk charges....           289,763               8,097          18,508,872          13,069,537
                                           ----------------    ----------------    ----------------    ----------------
   Net investment income (loss)..........           202,018              26,269         (8,363,917)             781,367
                                           ----------------    ----------------    ----------------    ----------------
Net Realized and Unrealized
  Gains (Losses) on Investments:
   Realized gain distributions...........                --                  --          85,074,620          29,134,784
   Realized gains (losses) on sale of
     investments.........................         (596,216)             514,899          25,573,769          14,246,649
                                           ----------------    ----------------    ----------------    ----------------
       Net realized gains (losses).......         (596,216)             514,899         110,648,389          43,381,433
                                           ----------------    ----------------    ----------------    ----------------
   Change in unrealized gains (losses)
     on investments......................         2,121,375           (407,879)          19,967,396        (15,278,624)
                                           ----------------    ----------------    ----------------    ----------------
   Net realized and unrealized gains
     (losses) on investments.............         1,525,159             107,020         130,615,785          28,102,809
                                           ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
     resulting from operations...........  $      1,727,177    $        133,289    $    122,251,868    $     28,884,176
                                           ================    ================    ================    ================

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                      American Funds          American Funds
                Global Small Capitalization        Bond
                    Investment Division     Investment Division
                --------------------------- -------------------
                     $     18,946,315        $     12,194,609
                     ----------------        ----------------
                            9,277,019               2,196,446
                     ----------------        ----------------
                            9,669,296               9,998,163
                     ----------------        ----------------
                           47,024,336                      --

                           28,207,777                 883,331
                     ----------------        ----------------
                           75,232,113                 883,331
                     ----------------        ----------------

                           11,944,938             (8,588,996)
                     ----------------        ----------------

                           87,177,051             (7,705,665)
                     ----------------        ----------------

                     $     96,846,347        $      2,292,498
                     ================        ================

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                      STATEMENTS OF CHANGES IN NET ASSETS
                For the years ended December 31, 2007 and 2006

                                    MSF BlackRock                        MSF BlackRock                   MSF BlackRock
                                      Large Cap                           Diversified                  Aggressive Growth
                                 Investment Division                  Investment Division             Investment Division
                           -------------------------------       -----------------------------    ---------------------------
                               2007 (a)             2006              2007              2006          2007          2006
                               --------             ----              ----              ----          ----          ----
Increase (Decrease) in
  Net Assets:
From Operations:
 Net investment income
   (loss)................. $     13,234,986    $      957,949    $   16,065,357    $   15,719,867 $ (8,385,967) $ (8,381,066)
 Net realized gains
   (losses)...............     (11,836,638)      (46,296,059)         1,268,342      (19,936,803)  (12,628,626)  (47,448,722)
 Change in unrealized
   gains (losses) on
   investments............       56,710,883       189,712,187        38,016,540       116,715,614   138,463,003    91,882,111
                           ----------------    --------------    --------------    -------------- ------------- -------------
   Net increase
     (decrease) in net
     assets resulting
     from operations......       58,109,231       144,374,077        55,350,239       112,498,678   117,448,410    36,052,323
                           ----------------    --------------    --------------    -------------- ------------- -------------
Contract Transactions:
 Purchase payments
   received from
   contract owners........       11,293,832        34,349,830        34,492,312        37,174,704    18,380,390    21,386,853
 Net transfers (including
   fixed account).........  (1,236,670,398)      (96,990,484)      (64,493,300)      (80,436,444)  (19,707,441)  (38,176,940)
 Contract charges.........              (8)                --         (197,218)                --      (63,737)            --
 Transfers for contract
   benefits and
   terminations...........     (46,430,197)     (135,704,502)     (138,486,147)     (149,550,543)  (71,882,619)  (75,566,378)
                           ----------------    --------------    --------------    -------------- ------------- -------------
 Net increase (decrease)
   in net assets resulting
   from contract
   transactions...........  (1,271,806,771)     (198,345,156)     (168,684,353)     (192,812,283)  (73,273,407)  (92,356,465)
                           ----------------    --------------    --------------    -------------- ------------- -------------
 Net increase (decrease)
   in net assets..........  (1,213,697,540)      (53,971,079)     (113,334,114)      (80,313,605)    44,175,003  (56,304,142)
Net Assets:
 Beginning of period......    1,213,697,540     1,267,668,619     1,283,710,537     1,364,024,142   657,496,616   713,800,758
                           ----------------    --------------    --------------    -------------- ------------- -------------
 End of Period............ $             --    $1,213,697,540    $1,170,376,423    $1,283,710,537 $ 701,671,619 $ 657,496,616
                           ================    ==============    ==============    ============== ============= =============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

         MSF MetLife                    MSF FI                      MSF FI                 MSF T. Rowe Price
         Stock Index              International Stock        Mid Cap Opportunities         Small Cap Growth
     Investment Division          Investment Division         Investment Division         Investment Division
----------------------------- --------------------------- --------------------------- ---------------------------
     2007           2006          2007          2006          2007          2006          2007          2006
     ----           ----          ----          ----          ----          ----          ----          ----

$  (9,187,992) $   23,093,535 $   (763,697) $     441,433 $ (7,428,116) $ (8,105,337) $ (2,997,386) $ (3,109,098)

   143,574,138    148,655,770    32,254,914    14,122,229     4,502,884  (42,902,657)    16,625,280    13,540,948


   (1,489,352)    259,030,308   (5,978,087)    22,842,792    49,089,439   115,576,551     6,111,024   (4,631,796)
-------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------



   132,896,794    430,779,613    25,513,130    37,406,454    46,164,207    64,568,557    19,738,918     5,800,054
-------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------


   218,891,625    235,457,047    16,493,302    22,659,871    31,368,010    36,657,483    12,737,806    18,024,486

  (94,831,231)  (143,055,783)       975,048    12,694,940  (37,971,819)  (43,721,000)  (16,854,175)   (8,428,762)
   (1,407,086)             --     (110,022)            --      (98,524)            --      (62,090)            --


 (338,425,280)  (328,120,499)  (26,933,596)  (24,467,901)  (72,069,102)  (67,487,893)  (25,351,633)  (23,810,917)
-------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------



 (215,771,972)  (235,719,235)   (9,575,268)    10,886,910  (78,771,435)  (74,551,410)  (29,530,092)  (14,215,193)
-------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------

  (82,875,178)    195,060,378    15,937,862    48,293,364  (32,607,228)   (9,982,853)   (9,791,174)   (8,415,139)
 3,412,276,448  3,217,216,070   294,563,493   246,270,129   662,043,069   672,025,922   241,933,957   250,349,096
-------------- -------------- ------------- ------------- ------------- ------------- ------------- -------------
$3,329,401,270 $3,412,276,448 $ 310,501,355 $ 294,563,493 $ 629,435,841 $ 662,043,069 $ 232,142,783 $ 241,933,957
============== ============== ============= ============= ============= ============= ============= =============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                      MSF Oppenheimer           MSF Harris Oakmark         MSF Neuberger Berman
                                       Global Equity              Large Cap Value              Mid Cap Value
                                    Investment Division         Investment Division         Investment Division
                                --------------------------- --------------------------- ---------------------------
                                    2007          2006          2007          2006          2007          2006
                                    ----          ----          ----          ----          ----          ----
Increase (Decrease) in
  Net Assets:
From Operations:
 Net investment income
   (loss)...................... $   (491,281) $   2,962,268 $ (2,564,069) $ (2,390,687) $ (5,332,759) $ (4,860,572)
 Net realized gains
   (losses)....................    12,387,285     9,138,064    28,665,779    15,683,928    39,308,463    74,199,726
 Change in unrealized gains
   (losses) on investments.....       820,107    20,077,478  (46,344,683)    48,930,039  (24,173,672)  (18,020,276)
                                ------------- ------------- ------------- ------------- ------------- -------------
   Net increase (decrease) in
     net assets resulting from
     operations................    12,716,111    32,177,810  (20,242,973)    62,223,280     9,802,032    51,318,878
                                ------------- ------------- ------------- ------------- ------------- -------------
Contract Transactions:
 Purchase payments received
   from contract owners........    17,320,537    20,931,240    27,554,369    33,399,231    53,972,583    68,483,136
 Net transfers (including
   fixed account)..............     (361,809)     7,801,220  (19,751,620)  (37,339,424)   (6,120,832)  (11,690,943)
 Contract charges..............      (98,152)            --     (237,026)            --     (406,236)            --
 Transfers for contract
   benefits and
   terminations................  (22,876,530)  (20,034,932)  (35,997,224)  (34,172,523)  (48,279,009)  (41,726,841)
                                ------------- ------------- ------------- ------------- ------------- -------------
 Net increase (decrease) in
   net assets resulting from
   contract transactions.......   (6,015,954)     8,697,528  (28,431,501)  (38,112,716)     (833,494)    15,065,352
                                ------------- ------------- ------------- ------------- ------------- -------------
 Net increase (decrease) in
   net assets..................     6,700,157    40,875,338  (48,674,474)    24,110,564     8,968,538    66,384,230
Net Assets:
 Beginning of period...........   251,446,846   210,571,508   432,262,160   408,151,596   583,683,569   517,299,339
                                ------------- ------------- ------------- ------------- ------------- -------------
 End of Period................. $ 258,147,003 $ 251,446,846 $ 383,587,686 $ 432,262,160 $ 592,652,107 $ 583,683,569
                                ============= ============= ============= ============= ============= =============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

     MSF T. Rowe Price          MSF Lehman Brothers         MSF Morgan Stanley                  MSF
     Large Cap Growth          Aggregate Bond Index             EAFE Index              Russell 2000 Index
    Investment Division         Investment Division         Investment Division         Investment Division
--------------------------- --------------------------- --------------------------- ---------------------------
    2007          2006          2007          2006          2007          2006          2007          2006
    ----          ----          ----          ----          ----          ----          ----          ----

$ (2,261,620) $ (2,020,887) $  27,362,699 $  22,994,377 $   2,607,791 $   1,183,759 $ (1,446,422) $ (1,496,374)

    8,469,711     2,474,859     (404,477)     (311,746)    27,272,800    17,322,950    41,165,557    21,539,795

   11,263,963    22,117,285    20,257,126   (2,085,917)     9,221,141    60,074,408  (48,379,022)    23,274,100
------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------


   17,472,054    22,571,257    47,215,348    20,596,714    39,101,732    78,581,117   (8,659,887)    43,317,521
------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

   22,701,745    18,831,497   116,092,922   128,375,546    55,950,828    54,577,278    29,589,065    31,554,712

   10,058,513     1,807,069   (3,505,979)   (1,225,278)    13,656,333     3,439,574  (16,516,508)     9,210,140
    (138,333)            --     (854,973)            --     (414,241)            --     (197,386)            --


 (20,815,134)  (17,198,220)  (71,998,691)  (66,489,361)  (33,634,789)  (26,836,889)  (26,251,384)  (24,080,336)
------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------


   11,806,791     3,440,346    39,733,279    60,660,907    35,558,131    31,179,963  (13,376,213)    16,684,516
------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------

   29,278,845    26,011,603    86,948,627    81,257,621    74,659,863   109,761,080  (22,036,100)    60,002,037
  220,662,118   194,650,515   849,543,686   768,286,065   424,305,304   314,544,224   319,432,503   259,430,466
------------- ------------- ------------- ------------- ------------- ------------- ------------- -------------
$ 249,940,963 $ 220,662,118 $ 936,492,313 $ 849,543,686 $ 498,965,167 $ 424,305,304 $ 297,396,403 $ 319,432,503
============= ============= ============= ============= ============= ============= ============= =============


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                             MSF                   MSF BlackRock                MSF MetLife
                                       Jennison Growth            Strategic Value           Mid Cap Stock Index
                                     Investment Division        Investment Division         Investment Division
                                  ------------------------- --------------------------- ---------------------------
                                      2007         2006         2007          2006          2007          2006
                                      ----         ----         ----          ----          ----          ----
Increase (Decrease) in
  Net Assets:
From Operations:
 Net investment income
   (loss)........................ $  (361,921) $  (485,715) $ (6,106,252) $ (5,782,860) $ (2,399,831) $   (626,130)
 Net realized gains (losses).....    3,465,841    1,481,580    74,178,804   122,910,852    25,969,992    30,608,412
 Change in unrealized gains
   (losses) on investments.......      584,283    (514,633)  (93,057,997)  (39,026,250)   (3,036,301)   (4,366,410)
                                  ------------ ------------ ------------- ------------- ------------- -------------
   Net increase (decrease) in
     net assets resulting from
     operations..................    3,688,203      481,232  (24,985,445)    78,101,742    20,533,860    25,615,872
                                  ------------ ------------ ------------- ------------- ------------- -------------
Contract Transactions:
 Purchase payments received
   from contract owners..........    2,393,131    4,337,987    31,811,011    41,047,211    36,022,381    40,357,816
 Net transfers (including fixed
   account)......................  (1,938,137)      776,865  (37,823,921)  (30,405,883)     5,298,018     9,219,029
 Contract charges................     (18,053)           --     (298,964)            --     (251,883)            --
 Transfers for contract benefits
   and terminations..............  (3,477,236)  (3,507,419)  (47,816,109)  (46,307,185)  (27,293,304)  (22,555,708)
                                  ------------ ------------ ------------- ------------- ------------- -------------
 Net increase (decrease) in net
   assets resulting from contract
   transactions..................  (3,040,295)    1,607,433  (54,127,983)  (35,665,857)    13,775,212    27,021,137
                                  ------------ ------------ ------------- ------------- ------------- -------------
 Net increase (decrease) in
   net assets....................      647,908    2,088,665  (79,113,428)    42,435,885    34,309,072    52,637,009
Net Assets:
 Beginning of period.............   39,203,639   37,114,974   580,737,411   538,301,526   335,945,846   283,308,837
                                  ------------ ------------ ------------- ------------- ------------- -------------
 End of Period................... $ 39,851,547 $ 39,203,639 $ 501,623,983 $ 580,737,411 $ 370,254,918 $ 335,945,846
                                  ============ ============ ============= ============= ============= =============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

 MSF Franklin Templeton          MSF BlackRock               MSF BlackRock              MSF BlackRock
    Small Cap Growth            Large Cap Value               Bond Income               Money Market
   Investment Division        Investment Division         Investment Division        Investment Division
-------------------------  -------------------------- --------------------------- -------------------------
    2007          2006         2007          2006         2007          2006          2007         2006
    ----          ----         ----          ----         ----          ----          ----         ----

$  (691,372)  $  (628,279) $ (1,158,735) $  (486,415) $   9,330,646 $  21,793,557 $  1,240,721 $    865,076
   5,569,080     4,623,536    14,560,354    6,653,507       316,835       191,165           --           --

 (3,224,364)     (457,219)  (10,520,877)   12,455,703    13,745,787   (7,478,355)           --           --
------------  ------------ ------------- ------------ ------------- ------------- ------------ ------------


   1,653,344     3,538,038     2,880,742   18,622,795    23,393,268    14,506,367    1,240,721      865,076
------------  ------------ ------------- ------------ ------------- ------------- ------------ ------------

   4,698,335     5,108,203    37,894,427   28,951,101    30,024,041    41,515,410    7,979,964    7,004,164

 (1,335,069)     1,816,541    18,731,715   72,932,257     (480,978)   (9,024,442)    9,181,845    (242,654)
    (36,985)            --     (231,298)           --     (252,069)            --     (74,151)           --

 (4,643,900)   (3,885,607)  (12,584,935)  (7,216,039)  (49,521,709)  (50,331,163)  (7,953,205)  (4,198,190)
------------  ------------ ------------- ------------ ------------- ------------- ------------ ------------


 (1,317,619)     3,039,137    43,809,909   94,667,319  (20,230,715)  (17,840,195)    9,134,453    2,563,320
------------  ------------ ------------- ------------ ------------- ------------- ------------ ------------

     335,725     6,577,175    46,690,651  113,290,114     3,162,553   (3,333,828)   10,375,174    3,428,396
  49,635,104    43,057,929   179,447,389   66,157,275   496,636,469   499,970,297   29,869,403   26,441,007
------------  ------------ ------------- ------------ ------------- ------------- ------------ ------------
$ 49,970,829  $ 49,635,104 $ 226,138,040 $179,447,389 $ 499,799,022 $ 496,636,469 $ 40,244,577 $ 29,869,403
============  ============ ============= ============ ============= ============= ============ ============


  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                          MSF Davis              MSF Loomis Sayles         MSF Harris Oakmark
                                        Venture Value                Small Cap                Focused Value
                                     Investment Division        Investment Division        Investment Division
                                 --------------------------- ------------------------- ---------------------------
                                     2007          2006          2007         2006         2007          2006
                                     ----          ----          ----         ----         ----          ----
Increase (Decrease) in
  Net Assets:
From Operations:
 Net investment income
   (loss)....................... $ (3,658,051) $ (2,493,796) $(1,587,012) $(1,041,754) $ (3,325,568) $ (4,354,414)
 Net realized gains (losses)....    13,529,472     4,982,999   16,524,548   10,203,057    65,624,422    61,515,993
 Change in unrealized gains
   (losses) on investments......     5,503,204    50,274,049  (4,729,355)      226,128  (92,557,316)  (15,217,073)
                                 ------------- ------------- ------------ ------------ ------------- -------------
   Net increase (decrease) in
     net assets resulting from
     operations.................    15,374,625    52,763,252   10,208,181    9,387,431  (30,258,462)    41,944,506
                                 ------------- ------------- ------------ ------------ ------------- -------------
Contract Transactions:
 Purchase payments received
   from contract owners.........    65,094,903    71,850,716   14,598,757   13,913,544    24,230,605    36,045,476
 Net transfers (including fixed
   account).....................    27,571,230    73,715,427   22,095,701   29,415,556  (34,302,290)  (40,301,143)
 Contract charges...............     (499,823)            --    (108,462)           --     (234,647)            --
 Transfers for contract benefits
   and terminations.............  (38,127,120)  (27,045,387)  (7,592,169)  (5,248,520)  (34,850,717)  (32,707,930)
                                 ------------- ------------- ------------ ------------ ------------- -------------
 Net increase (decrease) in
   net assets resulting
   from contract transactions...    54,039,190   118,520,756   28,993,827   38,080,580  (45,157,049)  (36,963,597)
                                 ------------- ------------- ------------ ------------ ------------- -------------
 Net increase (decrease) in
   net assets...................    69,413,815   171,284,008   39,202,008   47,468,011  (75,415,511)     4,980,909
Net Assets:
 Beginning of period............   499,120,554   327,836,546  101,108,667   53,640,656   418,653,330   413,672,421
                                 ------------- ------------- ------------ ------------ ------------- -------------
 End of Period.................. $ 568,534,369 $ 499,120,554 $140,310,675 $101,108,667 $ 343,237,819 $ 418,653,330
                                 ============= ============= ============ ============ ============= =============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

MSF Western Asset Management MSF Western Asset Management          MSF FI                     MSF MFS
Strategic Bond Opportunities       U.S. Government              Value Leaders              Total Return
    Investment Division          Investment Division         Investment Division        Investment Division
---------------------------  ---------------------------  ------------------------- ---------------------------
    2007           2006          2007           2006          2007         2006         2007          2006
    ----           ----          ----           ----          ----         ----         ----          ----

$   3,641,983  $   9,046,062 $   2,549,785  $   3,316,027 $  (623,886) $  (434,182) $   1,005,876 $   2,292,942
      518,285      2,825,317      (52,907)      (474,718)   12,430,708    4,474,356     6,491,858     3,164,891

    3,005,180    (2,640,796)     3,365,489      2,133,509  (9,357,778)    3,640,058   (4,331,514)     5,611,141
-------------  ------------- -------------  ------------- ------------ ------------ ------------- -------------


    7,165,448      9,230,583     5,862,367      4,974,818    2,449,044    7,680,232     3,166,220    11,068,974
-------------  ------------- -------------  ------------- ------------ ------------ ------------- -------------

   28,710,601     40,502,979    21,400,555     29,306,103   11,256,138   20,348,324    14,117,632    12,171,477

    3,019,494     22,698,121     6,575,430      6,971,272  (8,558,454)   22,262,237    16,438,537     6,736,469
    (270,312)             --     (199,786)             --    (101,501)           --      (66,006)            --

 (21,904,854)   (19,579,996)  (17,299,476)   (15,291,501)  (5,783,360)  (4,911,671)  (14,010,581)  (11,006,826)
-------------  ------------- -------------  ------------- ------------ ------------ ------------- -------------


    9,554,929     43,621,104    10,476,723     20,985,874  (3,187,177)   37,698,890    16,479,582     7,901,120
-------------  ------------- -------------  ------------- ------------ ------------ ------------- -------------

   16,720,377     52,851,687    16,339,090     25,960,692    (738,133)   45,379,122    19,645,802    18,970,094
  281,812,127    228,960,440   202,290,485    176,329,793  100,021,516   54,642,394   117,960,524    98,990,430
-------------  ------------- -------------  ------------- ------------ ------------ ------------- -------------
$ 298,532,504  $ 281,812,127 $ 218,629,575  $ 202,290,485 $ 99,283,383 $100,021,516 $ 137,606,326 $ 117,960,524
=============  ============= =============  ============= ============ ============ ============= =============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                         MSF BlackRock              MSF MetLife               MSF MetLife
                                    Legacy Large Cap Growth   Conservative Allocation  Conservative to Moderate Allocation
                                      Investment Division       Investment Division       Investment Division
                                   ------------------------- ------------------------- -----------------------------------
                                       2007         2006         2007         2006         2007               2006
                                       ----         ----         ----         ----            ----              ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)..... $  (399,948) $  (244,891) $(1,061,879) $    367,385 $ (4,659,633)      $  1,005,647
 Net realized gains (losses)......    1,538,667      556,239      965,067      209,761     1,602,284         1,932,665
 Change in unrealized gains
   (losses) on investments........    2,970,884      218,184    3,629,986    1,128,045    12,421,508         7,743,098
                                   ------------ ------------ ------------ ------------   -------------      ------------
   Net increase (decrease) in net
     assets resulting from
     operations...................    4,109,603      529,532    3,533,174    1,705,191     9,364,159        10,681,410
                                   ------------ ------------ ------------ ------------   -------------      ------------
Contract Transactions:
 Purchase payments received from
   contract owners................    6,406,504    4,770,396   28,995,189   15,354,139   149,527,563        88,250,619
 Net transfers (including fixed
   account).......................   21,296,807    4,944,278   49,841,700   14,671,406   130,511,391        71,458,396
 Contract charges.................     (36,246)           --    (114,345)           --     (477,730)                --
 Transfers for contract benefits
   and terminations...............  (1,891,131)  (1,211,536)  (6,478,951)  (2,653,577)  (20,763,150)       (5,675,045)
                                   ------------ ------------ ------------ ------------   -------------      ------------
 Net increase (decrease) in
   net assets resulting
   from contract transactions.....   25,775,934    8,503,138   72,243,593   27,371,968   258,798,074       154,033,970
                                   ------------ ------------ ------------ ------------   -------------      ------------
 Net increase (decrease) in
   net assets.....................   29,885,537    9,032,670   75,776,767   29,077,159   268,162,233       164,715,380
Net Assets:
 Beginning of period..............   22,123,623   13,090,953   41,777,525   12,700,366   212,345,204        47,629,824
                                   ------------ ------------ ------------ ------------   -------------      ------------
 End of Period.................... $ 52,009,160 $ 22,123,623 $117,554,292 $ 41,777,525 $ 480,507,437      $212,345,204
                                   ============ ============ ============ ============   =============      ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

        MSF MetLife                  MSF MetLife                      MSF MetLife               MSF FI
    Moderate Allocation      Moderate to Aggressive Allocation   Aggressive Allocation         Large Cap
    Investment Division          Investment Division              Investment Division     Investment Division
---------------------------- --------------------------------- ------------------------- ---------------------
     2007          2006           2007             2006            2007         2006        2007     2006 (b)
     ----          ----            ----             ----           ----         ----        ----     --------
$ (11,313,159) $     245,413 $  (9,797,793)    $  (667,405)    $  (810,266) $  (121,531) $ (61,888) $ (12,907)
     1,849,234     5,374,312      2,102,401       4,952,796       1,588,548    1,132,185    395,196      2,511

    22,083,653    23,338,620      8,665,318      21,988,468       (689,990)    2,759,207  (283,973)    186,531
-------------- -------------  --------------    ------------   ------------ ------------ ---------- ----------


    12,619,728    28,958,345        969,926      26,273,859          88,292    3,769,861     49,335    176,135
-------------- -------------  --------------    ------------   ------------ ------------ ---------- ----------

   461,716,037   222,975,475    476,251,298     196,850,414      27,945,493   16,486,401  1,983,618  1,051,270

   326,048,153   156,234,630    254,492,847     124,512,359      14,979,959   17,073,323  1,405,648  1,663,151
   (1,539,452)            --    (1,529,410)              --        (87,418)           --    (4,026)         --

  (40,016,196)  (11,452,055)   (25,732,472)     (6,361,669)     (3,432,067)  (1,486,409)  (247,620)   (60,399)
-------------- -------------  --------------    ------------   ------------ ------------ ---------- ----------


   746,208,542   367,758,050    703,482,263     315,001,104      39,405,967   32,073,315  3,137,620  2,654,022
-------------- -------------  --------------    ------------   ------------ ------------ ---------- ----------

   758,828,270   396,716,395    704,452,189     341,274,963      39,494,259   35,843,176  3,186,955  2,830,157
   484,209,819    87,493,424    401,417,271      60,142,308      43,191,894    7,348,718  2,830,157         --
-------------- -------------  --------------    ------------   ------------ ------------ ---------- ----------
$1,243,038,089 $ 484,209,819 $1,105,869,460    $401,417,271    $ 82,686,153 $ 43,191,894 $6,017,112 $2,830,157
============== =============  ==============    ============   ============ ============ ========== ==========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                        Fidelity VIP               Fidelity VIP                Fidelity VIP
                                        Money Market               Equity-Income                  Growth
                                     Investment Division        Investment Division         Investment Division
                                  ------------------------- --------------------------- ---------------------------
                                      2007         2006         2007          2006          2007          2006
                                      ----         ----         ----          ----          ----          ----
Increase (Decrease) in
  Net Assets:
From Operations:
 Net investment income
   (loss)........................ $    552,205 $    436,319 $   1,046,382 $   3,027,352 $   (163,160) $   (694,862)
 Net realized gains (losses).....           --           --    11,907,756    16,036,051   (1,450,619)   (4,239,529)
 Change in unrealized gains
   (losses) on investments.......           --           --  (11,883,023)     2,787,431    32,118,226    12,604,530
                                  ------------ ------------ ------------- ------------- ------------- -------------
   Net increase (decrease) in
     net assets resulting from
     operations..................      552,205      436,319     1,071,115    21,850,834    30,504,447     7,670,139
                                  ------------ ------------ ------------- ------------- ------------- -------------
Contract Transactions:
 Purchase payments received
   from contract owners..........    4,184,569    2,594,451     6,313,998     6,000,261     6,213,300     7,450,729
 Net transfers (including fixed
   account)......................    2,068,392    6,062,232   (3,383,132)   (1,909,987)   (3,516,281)   (7,700,700)
 Contract charges................           --           --       (2,473)            --       (3,264)            --
 Transfers for contract benefits
   and terminations..............  (2,299,314)  (4,113,763)  (15,733,391)  (17,906,700)  (15,773,382)  (20,909,643)
                                  ------------ ------------ ------------- ------------- ------------- -------------
 Net increase (decrease) in net
   assets resulting from contract
   transactions..................    3,953,647    4,542,920  (12,804,998)  (13,816,426)  (13,079,627)  (21,159,614)
                                  ------------ ------------ ------------- ------------- ------------- -------------
 Net increase (decrease) in
   net assets....................    4,505,852    4,979,239  (11,733,883)     8,034,408    17,424,820  (13,489,475)
Net Assets:
 Beginning of period.............   11,180,161    6,200,922   132,207,499   124,173,091   127,870,436   141,359,911
                                  ------------ ------------ ------------- ------------- ------------- -------------
 End of Period................... $ 15,686,013 $ 11,180,161 $ 120,473,616 $ 132,207,499 $ 145,295,256 $ 127,870,436
                                  ============ ============ ============= ============= ============= =============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

      Fidelity VIP              Fidelity VIP             Calvert Social            Calvert Social
        Overseas            Investment Grade Bond           Balanced               Mid Cap Growth
   Investment Division       Investment Division       Investment Division       Investment Division
------------------------- ------------------------- ------------------------- -------------------------
    2007         2006         2007         2006         2007         2006         2007         2006
    ----         ----         ----         ----         ----         ----         ----         ----

$  1,023,684 $   (28,963) $    598,208 $    614,868 $    788,459 $    709,324 $  (118,491) $  (114,143)
   5,074,467    2,244,704    (195,328)    (134,311)    3,631,755    1,197,659      502,588    (273,525)

      39,878    3,579,948      269,086      144,400  (3,428,909)    2,520,036      694,117    1,125,302
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


   6,138,029    5,795,689      671,966      624,957      991,305    4,427,019    1,078,214      737,634
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

   2,816,386    2,599,211    2,169,532    1,923,063    5,149,832    5,317,660    1,129,029    1,176,651

   1,538,751    1,686,442    1,761,065    (899,521)  (1,959,599)  (1,818,498)    (172,737)    (988,498)
       (895)           --        (901)           --      (4,869)           --        (956)           --

 (4,893,133)  (4,405,967)  (3,161,109)  (3,009,570)  (5,063,221)  (5,171,946)  (1,701,983)  (1,530,925)
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------


   (538,891)    (120,314)      768,587  (1,986,028)  (1,877,857)  (1,672,784)    (746,647)  (1,342,772)
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

   5,599,138    5,675,375    1,440,553  (1,361,071)    (886,552)    2,754,235      331,567    (605,138)
  39,721,653   34,046,278   19,442,734   20,803,805   63,065,563   60,311,328   11,959,917   12,565,055
------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
$ 45,320,791 $ 39,721,653 $ 20,883,287 $ 19,442,734 $ 62,179,011 $ 63,065,563 $ 12,291,484 $ 11,959,917
============ ============ ============ ============ ============ ============ ============ ============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                      MIST Lord Abbett           MIST MFS Research          MIST T. Rowe Price
                                       Bond Debenture              International              Mid-Cap Growth
                                     Investment Division        Investment Division        Investment Division
                                 --------------------------- -------------------------- --------------------------
                                     2007          2006          2007          2006         2007          2006
                                     ----          ----          ----          ----         ----          ----
Increase (Decrease) in
  Net Assets:
From Operations:
 Net investment income
   (loss)....................... $   9,148,394 $   9,359,243 $    (11,903) $    219,039 $ (1,788,325) $(1,485,639)
 Net realized gains (losses)....     3,190,944     1,596,391    31,869,601   10,211,492    12,178,140   10,829,829
 Change in net unrealized
   gains (losses) on
   investments..................     (686,059)     3,032,569  (13,386,442)   10,374,621     8,019,597  (4,404,620)
                                 ------------- ------------- ------------- ------------ ------------- ------------
   Net increase (decrease) in
     net assets resulting from
     operations.................    11,653,279    13,988,203    18,471,256   20,805,152    18,409,412    4,939,570
                                 ------------- ------------- ------------- ------------ ------------- ------------
Contract Transactions:
 Purchase payments received
   from contract owners.........    25,910,027    27,764,289    21,537,076   19,054,573    16,682,150   18,147,597
 Net transfers (including fixed
   account).....................    23,575,253    24,544,402    31,543,550   59,687,861    50,271,696    9,434,550
 Contract charges...............     (194,314)            --     (153,465)           --     (115,826)           --
 Transfers for contract benefits
   and terminations.............  (20,893,544)  (15,285,877)  (11,678,263)  (6,588,223)  (11,087,494)  (8,334,967)
                                 ------------- ------------- ------------- ------------ ------------- ------------
 Net increase (decrease) in net
   assets resulting from
   capital transactions.........    28,397,422    37,022,814    41,248,898   72,154,211    55,750,526   19,247,180
                                 ------------- ------------- ------------- ------------ ------------- ------------
 Net increase (decrease) in net
   assets.......................    40,050,701    51,011,017    59,720,154   92,959,363    74,159,938   24,186,750
Net Assets:
 Beginning of period............   210,829,957   159,818,940   147,231,063   54,271,700   118,849,794   94,663,044
                                 ------------- ------------- ------------- ------------ ------------- ------------
 End of period.................. $ 250,880,658 $ 210,829,957 $ 206,951,217 $147,231,063 $ 193,009,732 $118,849,794
                                 ============= ============= ============= ============ ============= ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

        MIST PIMCO                  MIST RCM                 MIST Lazard               MIST Met/AIM
       Total Return                Technology                  Mid-Cap               Small Cap Growth
    Investment Division        Investment Division       Investment Division        Investment Division
--------------------------- ------------------------- -------------------------- -------------------------
    2007          2006          2007         2006         2007          2006         2007         2006
    ----          ----          ----         ----         ----          ----         ----         ----

$   9,144,952 $   5,909,798 $  (837,550) $  (676,756) $   (721,656) $  (423,294) $  (412,459) $  (302,685)
    1,288,205     1,435,526    5,327,861      649,346     6,328,624    5,676,560    1,693,769    3,596,554


   17,341,489     6,453,586   11,395,210    1,808,074  (10,867,276)      362,830    1,033,409    (698,241)
------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------


   27,774,646    13,798,910   15,885,521    1,780,664   (5,260,308)    5,616,096    2,314,719    2,595,628
------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------

   37,666,246    57,977,013    5,651,466    5,370,512    10,349,741    5,445,770    3,471,663    2,778,187

   23,826,828   (5,669,753)   42,844,704  (3,002,320)    16,611,588    5,045,463    3,891,707    2,746,564
    (358,856)            --     (49,813)           --      (67,121)           --     (28,460)           --

 (38,060,773)  (34,363,949)  (5,825,384)  (4,811,753)   (5,423,509)  (2,982,881)  (2,041,432)  (1,445,966)
------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------


   23,073,445    17,943,311   42,620,973  (2,443,561)    21,470,699    7,508,352    5,293,478    4,078,785
------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------

   50,848,091    31,742,221   58,506,494    (662,897)    16,210,391   13,124,448    7,608,197    6,674,413
  438,011,087   406,268,866   51,235,788   51,898,685    54,992,866   41,868,418   25,970,736   19,296,323
------------- ------------- ------------ ------------ ------------- ------------ ------------ ------------
$ 488,859,178 $ 438,011,087 $109,742,282 $ 51,235,788 $  71,203,257 $ 54,992,866 $ 33,578,933 $ 25,970,736
============= ============= ============ ============ ============= ============ ============ ============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                         MIST Harris Oakmark         MIST Oppenheimer          MIST Legg Mason
                                            International          Capital Appreciation   Partners Aggressive Growth
                                         Investment Division       Investment Division       Investment Division
                                     --------------------------- ------------------------ -------------------------
                                         2007          2006          2007        2006         2007          2006
                                         ----          ----          ----        ----         ----          ----
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)....... $ (1,972,075) $   2,237,703 $  (246,562) $ (103,576) $  (357,794)  $  (419,475)
 Net realized gains (losses)........    51,059,188    23,701,431    1,257,595      95,674    3,721,188     3,682,794
 Change in net unrealized gains
   (losses) on investments..........  (60,237,702)    31,114,541      765,329     594,079  (2,932,855)   (4,438,090)
                                     ------------- ------------- ------------ ----------- ------------  ------------
   Net increase (decrease) in net
     assets resulting from
     operations.....................  (11,150,589)    57,053,675    1,776,362     586,177      430,539   (1,174,771)
                                     ------------- ------------- ------------ ----------- ------------  ------------
Contract Transactions:
 Purchase payments received from
   contract owners..................    53,021,208    49,228,663    4,328,193   4,382,611    2,546,882     5,915,164
 Net transfers (including fixed
   account).........................     7,757,092    90,520,634   11,491,711   4,241,724  (4,288,505)     1,547,267
 Contract charges...................     (366,595)            --     (21,343)          --     (20,581)            --
 Transfers for contract benefits and
   terminations.....................  (26,091,782)  (13,049,354)  (1,269,835)   (480,388)  (2,284,387)   (2,328,418)
                                     ------------- ------------- ------------ ----------- ------------  ------------
 Net increase (decrease) in net
   assets resulting from capital
   transactions.....................    34,319,923   126,699,943   14,528,726   8,143,947  (4,046,591)     5,134,013
                                     ------------- ------------- ------------ ----------- ------------  ------------
 Net increase (decrease) in
   net assets.......................    23,169,334   183,753,618   16,305,088   8,730,124  (3,616,052)     3,959,242
Net Assets:
 Beginning of period................   341,781,933   158,028,315   12,773,771   4,043,647   32,049,679    28,090,437
                                     ------------- ------------- ------------ ----------- ------------  ------------
 End of period...................... $ 364,951,267 $ 341,781,933 $ 29,078,859 $12,773,771 $ 28,433,627  $ 32,049,679
                                     ============= ============= ============ =========== ============  ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

   MIST Third Avenue       MIST Neuberger Berman          MIST Legg Mason           MIST Cyclical
    Small Cap Value             Real Estate                Value Equity              Growth ETF
  Investment Division       Investment Division         Investment Division      Investment Division
----------------------- ---------------------------- ------------------------- -----------------------
   2007        2006          2007          2006          2007       2006 (b)      2007      2006 (b)
   ----        ----          ----          ----          ----       --------      ----      --------
$  (15,655) $  (27,262) $  (1,335,789) $ (1,040,698) $  (465,531) $  (240,311) $  (97,814) $    18,222
    422,644     273,613     55,323,936    17,690,279      586,474      634,114     459,096      27,285

  (750,746)     141,550  (118,107,390)    61,645,842  (2,491,612)    1,925,110   (182,242)     179,453
----------- ----------- -------------- ------------- ------------ ------------ ----------- -----------


  (343,757)     387,901   (64,119,243)    78,295,423  (2,370,669)    2,318,913     179,040     224,960
----------- ----------- -------------- ------------- ------------ ------------ ----------- -----------

  2,139,108   1,918,829     49,142,054    53,283,902    2,901,470    2,948,364   1,764,431     370,064

    103,227     320,744   (51,930,785)   106,343,823  (1,181,490)   30,805,406   7,249,580   3,122,552
    (7,188)          --      (323,450)            --     (27,047)           --     (8,024)          --

  (178,231)    (58,859)   (25,326,696)  (15,668,554)  (2,610,329)  (1,462,784)   (298,018)    (24,975)
----------- ----------- -------------- ------------- ------------ ------------ ----------- -----------


  2,056,916   2,180,714   (28,438,877)   143,959,171    (917,396)   32,290,986   8,707,969   3,467,641
----------- ----------- -------------- ------------- ------------ ------------ ----------- -----------

  1,713,159   2,568,615   (92,558,120)   222,254,594  (3,288,065)   34,609,899   8,887,009   3,692,601
  4,845,048   2,276,433    382,243,470   159,988,876   34,609,899           --   3,692,601          --
----------- ----------- -------------- ------------- ------------ ------------ ----------- -----------
$ 6,558,207 $ 4,845,048 $  289,685,350 $ 382,243,470 $ 31,321,834 $ 34,609,899 $12,579,610 $ 3,692,601
=========== =========== ============== ============= ============ ============ =========== ===========

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Continued)
                For the years ended December 31, 2007 and 2006

                                     MIST Cyclical             MIST PIMCO            MIST Janus        MIST BlackRock
                                 Growth and Income ETF  Inflation Protected Bond        Forty          Large Cap Core
                                  Investment Division     Investment Division    Investment Division Investment Division
                                ----------------------- ------------------------ ------------------- -------------------
                                   2007      2006 (b)       2007      2006 (b)        2007 (c)            2007 (c)
                                   ----      --------       ----      --------        --------            --------
Increase (Decrease) in
  Net Assets:
From Operations:
 Net investment income
   (loss)...................... $  (56,745) $    23,203 $     90,291 $  (69,864)     $ (119,143)       $  (9,155,867)
 Net realized gains (losses)...     205,403      11,632      104,897      25,327          52,778              859,655
 Change in net unrealized
   gains (losses) on
   investments.................    (44,450)     132,729    2,068,740     (8,122)       2,096,211           11,649,148
                                ----------- ----------- ------------ -----------     -----------       --------------
   Net increase (decrease) in
     net assets resulting from
     operations................     104,208     167,564    2,263,928    (52,659)       2,029,846            3,352,936
                                ----------- ----------- ------------ -----------     -----------       --------------
Contract Transactions:
 Purchase payments received
   from contract owners........     589,417     266,900    6,010,072   3,341,184       3,387,129           19,373,709
 Net transfers (including fixed
   account)....................   1,742,162   2,572,439   21,883,320  10,682,873      45,615,571        1,161,274,973
 Contract charges..............     (4,020)          --     (24,928)          --        (11,996)            (121,743)
 Transfers for contract
   benefits and
   terminations................   (212,118)    (24,253)  (1,853,211)   (287,262)       (508,494)         (86,405,776)
                                ----------- ----------- ------------ -----------     -----------       --------------
 Net increase (decrease) in net
   assets resulting from
   capital transactions........   2,115,441   2,815,086   26,015,253  13,736,795      48,482,210        1,094,121,163
                                ----------- ----------- ------------ -----------     -----------       --------------
 Net increase (decrease) in net
   assets......................   2,219,649   2,982,650   28,279,181  13,684,136      50,512,056        1,097,474,099
Net Assets:
 Beginning of period...........   2,982,650          --   13,684,136          --              --                   --
                                ----------- ----------- ------------ -----------     -----------       --------------
 End of period................. $ 5,202,299 $ 2,982,650 $ 41,963,317 $13,684,136     $50,512,056       $1,097,474,099
                                =========== =========== ============ ===========     ===========       ==============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                                                         American Funds               American Funds
       Variable B               Variable C                   Growth                    Growth-Income
   Investment Division      Investment Division        Investment Division          Investment Division
------------------------- ----------------------- ----------------------------- ---------------------------
    2007         2006        2007        2006          2007           2006          2007          2006
    ----         ----        ----        ----          ----           ----          ----          ----

$    202,018 $    126,356 $    26,269 $    21,262 $  (8,363,917) $  (5,920,728) $     781,367 $   1,549,908
   (596,216)  (1,299,720)     514,899    (91,377)    110,648,389     16,619,281    43,381,433    24,300,278


   2,121,375    5,225,213   (407,879)     384,603     19,967,396     73,139,372  (15,278,624)    67,505,598
------------ ------------ ----------- ----------- -------------- -------------- ------------- -------------


   1,727,177    4,051,849     133,289     314,488    122,251,868     83,837,925    28,884,176    93,355,784
------------ ------------ ----------- ----------- -------------- -------------- ------------- -------------

      18,364       35,830       7,542      12,045    134,836,516    166,051,231    85,617,553    93,483,336

   (605,844)            6          --          13     43,118,590    103,360,648    30,496,560    43,044,854
          --           --          --          --    (1,086,508)             --     (679,011)            --


 (5,141,649)  (6,443,188)   (162,239)   (602,437)   (90,455,120)   (65,280,668)  (68,668,111)  (52,831,786)
------------ ------------ ----------- ----------- -------------- -------------- ------------- -------------


 (5,729,129)  (6,407,352)   (154,697)   (590,379)     86,413,478    204,131,211    46,766,991    83,696,404
------------ ------------ ----------- ----------- -------------- -------------- ------------- -------------

 (4,001,952)  (2,355,503)    (21,408)   (275,891)    208,665,346    287,969,136    75,651,167   177,052,188
  32,075,445   34,430,948   2,255,006   2,530,897  1,130,973,142    843,004,006   825,698,989   648,646,801
------------ ------------ ----------- ----------- -------------- -------------- ------------- -------------
$ 28,073,493 $ 32,075,445 $ 2,233,598 $ 2,255,006 $1,339,638,488 $1,130,973,142 $ 901,350,156 $ 825,698,989
============ ============ =========== =========== ============== ============== ============= =============

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
              STATEMENTS OF CHANGES IN NET ASSETS -- (Concluded)
                For the years ended December 31, 2007 and 2006

                                                               American Funds             American Funds
                                                         Global Small Capitalization           Bond
                                                             Investment Division        Investment Division
                                                         --------------------------- -------------------------
                                                             2007          2006          2007          2006 (b)
                                                             ----          ----          ----          --------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)........................... $   9,669,296 $ (4,090,440) $  9,998,163    $   (47,011)
 Net realized gains (losses)............................    75,232,113    44,593,050      883,331           7,666
 Change in net unrealized gains (losses) on
   investments..........................................    11,944,938    38,349,644  (8,588,996)       1,130,100
                                                         ------------- ------------- ------------    ------------
   Net increase (decrease) in net assets resulting from
     operations.........................................    96,846,347    78,852,254    2,292,498       1,090,755
                                                         ------------- ------------- ------------    ------------
Contract Transactions:
 Purchase payments received from contract owners........    66,364,141    67,557,037   40,924,014      14,215,104
 Net transfers (including fixed account)................   109,813,093    78,241,529   89,559,631      41,926,664
 Contract charges.......................................     (532,280)            --    (129,859)              --
 Transfers for contract benefits and terminations.......  (44,986,297)  (27,644,609)  (9,239,302)     (1,011,646)
                                                         ------------- ------------- ------------    ------------
 Net increase (decrease) in net assets resulting from
   capital transactions.................................   130,658,657   118,153,957  121,114,484      55,130,122
                                                         ------------- ------------- ------------    ------------
 Net increase (decrease) in net assets..................   227,505,004   197,006,211  123,406,982      56,220,877
Net Assets:
 Beginning of period....................................   501,254,164   304,247,953   56,220,877              --
                                                         ------------- ------------- ------------    ------------
 End of period.......................................... $ 728,759,168 $ 501,254,164 $179,627,859    $ 56,220,877
                                                         ============= ============= ============    ============

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period May 1, 2006 to December 31, 2006.
(c)For the period April 30, 2007 to December 31, 2007.

  The accompanying notes are an integral part of these financial statements.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
                       NOTES TO THE FINANCIAL STATEMENTS

1. ORGANIZATION

Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York Department of Insurance.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding portfolio, series, or fund (with the same name) of registered investment management companies (the "Trusts") which are presented below:

Metropolitan Series Fund, Inc. ("MSF")
Fidelity Variable Insurance Products Funds ("Fidelity VIP")
Calvert Variable Series, Inc. ("Calvert")
Met Investors Series Trust ("MIST")
American Funds Insurance Series ("American Funds")

The assets of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.

Purchase payments applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions were available for investment as of December 31, 2007:

MSF BlackRock Diversified Investment Division*
MSF BlackRock Aggressive Growth Investment Division*
MSF MetLife Stock Index Investment Division*
MSF FI International Stock Investment Division*
MSF FI Mid Cap Opportunities Investment Division*
MSF T. Rowe Price Small Cap Growth Investment Division*
MSF Oppenheimer Global Equity Investment Division*
MSF Harris Oakmark Large Cap Value Investment Division*
MSF Neuberger Berman Mid Cap Value Investment Division*
MSF T. Rowe Price Large Cap Growth Investment Division*
MSF Lehman Brothers Aggregate Bond Index Investment Division*
MSF Morgan Stanley EAFE Index Investment Division*
MSF Russell 2000 Index Investment Division*
MSF Jennison Growth Investment Division*
MSF BlackRock Strategic Value Investment Division*
MSF MetLife Mid Cap Stock Index Investment Division*
MSF Franklin Templeton Small Cap Growth Investment Division*
MSF BlackRock Large Cap Value Investment Division*
MSF BlackRock Bond Income Investment Division*
MSF BlackRock Money Market Investment Division*
MSF Davis Venture Value Investment Division*
MSF Loomis Sayles Small Cap Investment Division*
MSF Harris Oakmark Focused Value Investment Division*
MSF Western Asset Management Strategic Bond Opportunities Investment Division* MSF Western Asset Management U.S. Government Investment Division*

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

1. ORGANIZATION -- (CONTINUED)

MSF FI Value Leaders Investment Division*
MSF MFS Total Return Investment Division*
MSF BlackRock Legacy Large Cap Growth Investment Division*
MSF MetLife Conservative Allocation Investment Division*
MSF MetLife Conservative to Moderate Allocation Investment Division* MSF MetLife Moderate Allocation Investment Division*
MSF MetLife Moderate to Aggressive Allocation Investment Division* MSF MetLife Aggressive Allocation Investment Division*
MSF FI Large Cap Investment Division*
Fidelity VIP Money Market Investment Division
Fidelity VIP Equity-Income Investment Division
Fidelity VIP Growth Investment Division
Fidelity VIP Overseas Investment Division
Fidelity VIP Investment Grade Bond Investment Division
Calvert Social Balanced Investment Division
Calvert Social Mid Cap Growth Investment Division
MIST Lord Abbett Bond Debenture Investment Division*
MIST MFS Research International Investment Division*
MIST T. Rowe Price Mid-Cap Growth Investment Division*
MIST PIMCO Total Return Investment Division*
MIST RCM Technology Investment Division*
MIST Lazard Mid-Cap Investment Division*
MIST Met/AIM Small Cap Growth Investment Division*
MIST Harris Oakmark International Investment Division*
MIST Oppenheimer Capital Appreciation Investment Division*
MIST Legg Mason Partners Aggressive Growth Investment Division*
MIST Third Avenue Small Cap Value Investment Division
MIST Neuberger Berman Real Estate Investment Division*
MIST Legg Mason Value Equity Investment Division*
MIST Cyclical Growth ETF Investment Division*
MIST Cyclical Growth and Income ETF Investment Division*
MIST PIMCO Inflation Protected Bond Investment Division*
MIST Janus Forty Investment Division*
MIST BlackRock Large Cap Core Investment Division*
Variable B Investment Division (a)
Variable C Investment Division (a)
Variable D Investment Division**
American Funds Growth Investment Division
American Funds Growth-Income Investment Division
American Funds Global Small Capitalization Investment Division American Funds Bond Investment Division

(a)Variable B Investment Division and Variable C Investment Division only invest in the BlackRock Large-Cap Core Portfolio.
* The Investment Division invests in two or more share classes within the underlying portfolio, series, or fund of the Trusts that may assess 12b-1 fees.
**This Investment Division had no net assets as of December 31, 2007.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

1. ORGANIZATION -- (Concluded)


The following Investment Division ceased operations during the year ended December 31, 2007:

MSF BlackRock Large Cap Investment Division

The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2007:

Name changes:

Old Name                               New Name
--------                               --------
RCM Global Technology Portfolio        RCM Technology Portfolio
Legg Mason Aggressive Growth Portfolio Legg Mason Partners Aggressive Growth Portfolio

Mergers:

Old Name                               New Name
--------                               --------
BlackRock Large Cap Portfolio          BlackRock Large-Cap Core Portfolio

This report is prepared for the general information of contract owners and is not an offer of units of the Separate Account or shares of the Separate Account's underlying investments. It should not be used in connection with any offer except in conjunction with the prospectus for the Separate Account products offered by the Company and the prospectus of the underlying portfolio, series, or fund, which collectively contain all the pertinent information, including additional information on charges and expenses.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for variable annuity separate accounts registered as unit investment trusts.

Valuation of Investments

Investments are reported at fair value and are based on the net asset value per share as determined by the underlying assets of the portfolio, series, or fund of the Trusts, which value their investment securities at fair value. Changes in fair value are recorded in the statement of operations.

Security Transactions

Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Federal Income Taxes

The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)

2. SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


ANNUITY PAYOUTS

Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is 4.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

PURCHASE PAYMENTS

Purchase payments received from contract owners by the Company are credited as accumulation or annuity units as of the end of the valuation period in which received, as provided in the prospectus.

NET TRANSFERS

The contract owner has the opportunity to transfer funds between Investment Divisions within the Separate Account or the fixed account, which is an investment option in the Company's general account.

USE OF ESTIMATES

The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

Effective January 1, 2007, the Company adopted Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FASB STATEMENT NO. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. The adoption of FIN 48 had no impact on the financial statements of the Separate Account.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value under GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require additional fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with certain exceptions. The Company believes the adoption of SFAS 157 will have no material impact on the financial statements of the Separate Account.

3. EXPENSES AND RELATED PARTY TRANSACTIONS

The following annual Separate Account charges are asset-based charges and assessed through a daily reduction in unit values which are recorded as expenses in the accompanying statement of operations:

   Mortality and Expense Risk--The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

3. EXPENSES AND RELATED PARTY TRANSACTIONS -- (Continued)

   greater than anticipated. The expense risk assumed is where expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

   Administrative--The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

   Optional Death Benefit Rider--For an additional charge, the total death benefit payable may be increased based on the earnings in the Contracts.

   Earnings Preservation Benefit--For an additional charge, the Company will provide this additional death benefit.

   The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2007:

                  Mortality & Expense Risk      0.50% - 1.95%
                  -------------------------------------------
                  Administrative                0.20% - 0.75%
                  -------------------------------------------
                  Optional Death Benefit Rider  0.10% - 0.35%
                  -------------------------------------------
                  Earnings Preservation Benefit         0.25%

   The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $15 to $30 is assessed on an annual basis for Contracts with a value of less than $50,000. In addition, most Contracts impose a surrender charge which ranges from 0% to 9% if the contract is partially or fully surrendered within the specified surrender charge period. For those contract owners who choose optional living benefit riders, these charges range from .50% to .95% of your account value and are charged at each contract anniversary date. These charges are assessed through the redemption of units and are recorded as contract charges in the accompanying statements of changes in net assets.

Certain investments in the various portfolios, series or funds of the MIST and MSF Trusts hold shares which are managed by Met Investors Advisory, LLC and MetLife Advisers, LLC, respectively. Both act in the capacity of investment advisor and are indirect affiliates of the Company.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

4. STATEMENT OF INVESTMENTS

                                                                        For the year ended
                                          As of December 31, 2007       December 31, 2007
                                          ------------------------ ----------------------------
                                                                      Cost of       Proceeds
                                            Shares     Cost ($)    Purchases ($) from Sales ($)
                                          ---------- ------------- ------------- --------------
 MSF BlackRock Large Cap Investment
   Division (a)..........................         --            --   21,777,046  1,280,348,931
 MSF BlackRock Diversified Investment
   Division.............................. 64,407,641 1,070,665,222   48,000,778    200,619,028
 MSF BlackRock Aggressive Growth
   Investment Division................... 24,350,414   540,477,646   23,194,717    104,853,088
 MSF MetLife Stock Index Investment
   Division.............................. 90,496,941 2,804,443,038  319,296,520    473,759,750
 MSF FI International Stock Investment
   Division.............................. 19,430,256   223,249,593   48,406,526     42,891,493
 MSF FI Mid Cap Opportunities Investment
   Division.............................. 29,852,697   614,164,696   21,734,659    107,933,250
 MSF T. Rowe Price Small Cap Growth
   Investment Division................... 13,502,511   164,281,345    9,741,411     42,267,645
 MSF Oppenheimer Global Equity
   Investment Division................... 14,766,994   202,058,550   30,676,468     33,398,693
 MSF Harris Oakmark Large Cap Value
   Investment Division................... 26,970,364   335,183,709   40,779,680     59,862,365
 MSF Neuberger Berman Mid Cap Value
   Investment Division................... 28,020,617   543,342,297   87,771,697     75,627,538
 MSF T. Rowe Price Large Cap Growth
   Investment Division................... 15,199,315   195,209,100   42,210,846     30,564,481
 MSF Lehman Brothers Aggregate Bond
   Index Investment Division............. 86,078,125   916,228,185  156,867,013     89,770,422
 MSF Morgan Stanley EAFE Index
   Investment Division................... 29,254,220   348,833,221   89,593,152     46,424,148
 MSF Russell 2000 Index Investment
   Division.............................. 21,101,195   274,911,774   58,088,178     48,313,696
 MSF Jennison Growth Investment
   Division..............................  2,932,489    34,184,456    8,362,703     10,377,413
 MSF BlackRock Strategic Value Investment
   Division.............................. 33,263,100   537,047,657   89,871,893     83,468,484
 MSF MetLife Mid Cap Stock Index
   Investment Division................... 24,727,623   323,592,559   65,783,609     39,424,821
 MSF Franklin Templeton Small Cap Growth
   Investment Division...................  4,723,010    48,762,855   12,758,346     11,082,637
 MSF BlackRock Large Cap Value
   Investment Division................... 16,687,069   217,721,609   83,395,786     32,489,814
 MSF BlackRock Bond Income Investment
   Division..............................  4,493,927   484,987,960   56,019,345     66,918,549
 MSF BlackRock Money Market Investment
   Division..............................    402,452    40,245,210   64,004,049     53,628,012
 MSF Davis Venture Value Investment
   Division.............................. 15,670,100   463,648,562   89,516,296     39,135,345

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

4. STATEMENT OF INVESTMENTS -- (Continued)

                                                                           For the year ended
                                             As of December 31, 2007       December 31, 2007
                                            ------------------------- ----------------------------
                                                                         Cost of       Proceeds
                                              Shares      Cost ($)    Purchases ($) from Sales ($)
                                            ----------- ------------- ------------- --------------
 MSF Loomis Sayles Small Cap Investment
   Division................................     571,725   135,798,434   55,224,108    14,814,635
 MSF Harris Oakmark Focused Value
   Investment Division.....................   1,580,221   366,450,813   75,509,851    73,114,585
 MSF Western Asset Management Strategic
   Bond Opportunities Investment Division..  23,547,970   294,536,613   54,332,244    40,857,743
 MSF Western Asset Management U.S.
   Government Investment Division..........  17,566,044   214,049,919   41,723,249    28,696,190
 MSF FI Value Leaders Investment
   Division................................     508,058    99,373,600   27,082,277    21,714,395
 MSF MFS Total Return Investment
   Division................................     895,101   130,803,825   50,307,700    28,664,065
 MSF BlackRock Legacy Large Cap Growth
   Investment Division.....................   1,975,714    47,709,551   35,201,013     9,824,489
 MSF MetLife Conservative Allocation
   Investment Division.....................  10,561,151   112,699,774   88,819,022    17,598,040
 MSF MetLife Conservative to Moderate
   Allocation Investment Division..........  41,642,306   459,707,632  268,293,082    13,638,907
 MSF MetLife Moderate Allocation
   Investment Division..................... 103,900,254 1,195,950,625  743,795,291     7,836,711
 MSF MetLife Moderate to Aggressive
   Allocation Investment Division..........  89,302,254 1,073,762,922  706,744,336    12,276,634
 MSF MetLife Aggressive Allocation
   Investment Division.....................   6,550,906    80,444,547   55,293,026    16,587,837
 MSF FI Large Cap Investment Division......     413,664     6,123,264    5,992,306     2,639,270
 Fidelity VIP Money Market Investment
   Division................................  15,686,013    15,686,013    9,304,943     4,799,091
 Fidelity VIP Equity-Income Investment
   Division................................   5,038,629   117,001,029   15,084,061    16,765,628
 Fidelity VIP Growth Investment Division...   3,220,196   128,514,346    4,026,219    17,150,199
 Fidelity VIP Overseas Investment Division.   1,789,921    31,207,412    8,908,894     5,710,804
 Fidelity VIP Investment Grade Bond
   Investment Division.....................   1,636,621    21,000,805    4,591,540     3,224,746
 Calvert Social Balanced Investment
   Division................................  32,418,827    62,810,232    7,549,493     5,143,940
 Calvert Social Mid Cap Growth Investment
   Division................................     402,472     9,586,305    1,403,799     2,020,841
 MIST Lord Abbett Bond Debenture
   Investment Division.....................  19,953,323   243,513,082   73,463,888    35,626,661
 MIST MFS Research International Investment
   Division................................  14,407,889   202,807,580  111,068,172    45,217,288
 MIST T. Rowe Price Mid-Cap Growth
   Investment Division.....................  19,838,392   172,352,775   81,464,705    21,664,068

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

4. STATEMENT OF INVESTMENTS -- (Concluded)

                                                                          For the year ended
                                            As of December 31, 2007       December 31, 2007
                                            ------------------------ ----------------------------
                                                                        Cost of       Proceeds
                                              Shares     Cost ($)    Purchases ($) from Sales ($)
                                            ---------- ------------- ------------- --------------
 MIST PIMCO Total Return Investment
   Division................................ 40,026,679   462,654,651    78,756,628   46,537,501
 MIST RCM Technology Investment
   Division................................ 16,216,463    92,631,161    62,326,696   18,628,823
 MIST Lazard Mid-Cap Investment
   Division................................  5,876,946    80,401,239    59,709,226   32,385,994
 MIST Met/AIM Small Cap Growth
   Investment Division.....................  2,279,315    31,502,576    13,627,896    8,347,568
 MIST Harris Oakmark International
   Investment Division..................... 21,328,392   375,200,876   148,147,675   84,269,629
 MIST Oppenheimer Capital Appreciation
   Investment Division.....................  2,945,111    27,619,240    18,035,450    2,780,314
 MIST Legg Mason Partners Aggressive
   Growth Investment Division..............  3,799,854    30,692,089     6,350,500    7,856,024
 MIST Third Avennue Small Cap Value
   Investment Division.....................    418,265     6,973,133     2,814,706      406,206
 MIST Neuberger Berman Real Estate
   Investment Division..................... 20,666,270   328,951,779   109,484,181  105,019,015
 MIST Legg Mason Value Equity Investment
   Division................................  2,987,211    31,889,426     5,513,911    6,855,781
 MIST Cyclical Growth ETF Investment
   Division................................  1,045,512    12,583,111    14,078,729    5,467,924
 MIST Cyclical Growth and Income ETF
   Investment Division.....................    443,425     5,114,663     3,969,728    1,910,160
 MIST PIMCO Inflation Protected Bond
   Investment Division.....................  3,835,806    39,903,497    36,196,146   10,090,054
 MIST Janus Forty Investment
   Division (b)............................    620,615    48,416,808    51,638,582    3,274,553
 MIST BlackRock Large Cap Core
   Investment Division (b)................. 98,573,118 1,085,826,247 1,217,571,371  132,604,779
 Variable B Investment Division............  2,520,062    27,778,088    33,443,626   38,970,737
 Variable C Investment Division............    200,499     2,209,609     2,324,304    2,452,771
 American Funds Growth Investment
   Division................................ 20,078,529 1,057,712,978   222,874,625   59,750,519
 American Funds Growth-Income Investment
   Division................................ 21,328,706   756,115,499   122,274,625   45,591,274
 American Funds Global Small Capitalization
   Investment Division..................... 27,041,191   604,143,491   249,291,052   61,938,045
 American Funds Bond Investment
   Division................................ 16,285,520   187,088,184   168,677,743   37,564,096

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS
  For the years ended December 31, 2007 and 2006

                                       MSF BlackRock            MSF BlackRock           MSF BlackRock
                                         Large Cap               Diversified          Aggressive Growth
                                    Investment Division      Investment Division     Investment Division
                                  ------------------------ ----------------------- -----------------------
                                    2007 (a)      2006        2007        2006        2007        2006
                                    --------      ----        ----        ----        ----        ----
Units beginning of year..........   30,422,708  35,962,693  37,524,987  43,701,026  19,462,810  22,315,188
Units issued and transferred from
  other funding options..........      496,505   1,624,601   2,028,793   2,339,811   1,899,154   1,999,851
Units redeemed and transferred
  to other funding options....... (30,919,213) (7,164,586) (6,961,942) (8,515,850) (4,026,994) (4,852,229)
                                  ------------ ----------- ----------- ----------- ----------- -----------
Units end of year................           --  30,422,708  32,591,838  37,524,987  17,334,970  19,462,810
                                  ============ =========== =========== =========== =========== ===========

                                     MSF T. Rowe Price         MSF Oppenheimer       MSF Harris Oakmark
                                      Small Cap Growth          Global Equity          Large Cap Value
                                    Investment Division      Investment Division     Investment Division
                                  ------------------------ ----------------------- -----------------------
                                      2007        2006        2007        2006        2007        2006
                                      ----        ----        ----        ----        ----        ----
Units beginning of year..........   15,920,124  16,882,027  12,575,044  12,088,855  28,712,177  31,545,152
Units issued and transferred from
  other funding options..........    1,915,838   3,236,946   2,561,031   3,489,462   4,447,517   5,195,790
Units redeemed and transferred
  to other funding options.......  (3,737,595) (4,198,849) (2,819,439) (3,003,273) (6,281,809) (8,028,765)
                                  ------------ ----------- ----------- ----------- ----------- -----------
Units end of year................   14,098,367  15,920,124  12,316,636  12,575,044  26,877,885  28,712,177
                                  ============ =========== =========== =========== =========== ===========

                                     MSF Morgan Stanley          MSF Russell            MSF Jennison
                                         EAFE Index              2000 Index                Growth
                                    Investment Division      Investment Division     Investment Division
                                  ------------------------ ----------------------- -----------------------
                                      2007        2006        2007        2006        2007        2006
                                      ----        ----        ----        ----        ----        ----
Units beginning of year..........   27,068,654  24,828,115  16,898,875  15,924,763   7,806,353   7,462,775
Units issued and transferred from
  other funding options..........    8,563,431   9,070,365   3,730,066   5,262,649   1,879,643   3,131,031
Units redeemed and transferred
  to other funding options.......  (6,433,015) (6,829,826) (4,403,371) (4,288,537) (2,471,215) (2,787,453)
                                  ------------ ----------- ----------- ----------- ----------- -----------
Units end of year................   29,199,070  27,068,654  16,225,570  16,898,875   7,214,781   7,806,353
                                  ============ =========== =========== =========== =========== ===========

                                       MSF BlackRock            MSF BlackRock           MSF BlackRock
                                      Large Cap Value            Bond Income            Money Market
                                    Investment Division      Investment Division     Investment Division
                                  ------------------------ ----------------------- -----------------------
                                      2007        2006        2007        2006        2007        2006
                                      ----        ----        ----        ----        ----        ----
Units beginning of year..........   12,384,350   5,368,892  15,090,608  16,263,054   1,356,596   1,240,999
Units issued and transferred from
  other funding options..........    7,436,184   8,762,821   2,184,760   2,574,843   3,231,801   2,053,318
Units redeemed and transferred
  to other funding options.......  (4,490,395) (1,747,363) (3,214,936) (3,747,289) (2,827,906) (1,937,721)
                                  ------------ ----------- ----------- ----------- ----------- -----------
Units end of year................   15,330,139  12,384,350  14,060,432  15,090,608   1,760,491   1,356,596
                                  ============ =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

         MSF MetLife                MSF FI                   MSF FI
         Stock Index          International Stock     Mid Cap Opportunities
     Investment Division      Investment Division      Investment Division
  ------------------------- ----------------------- ----------------------------
      2007         2006        2007        2006         2007           2006
      ----         ----        ----        ----          ----          ----
    78,739,098   84,618,319  14,686,869  13,964,525   33,093,245     37,066,246

    11,437,841   14,018,445   3,053,936   5,003,817    3,515,845      4,504,291

  (16,168,485) (19,897,666) (3,422,935) (4,281,473)  (7,166,727)    (8,477,292)
  ------------ ------------ ----------- -----------  ------------  ------------
    74,008,454   78,739,098  14,317,870  14,686,869   29,442,363     33,093,245
  ============ ============ =========== ===========  ============  ============

    MSF Neuberger Berman       MSF T. Rowe Price       MSF Lehman Brothers
        Mid Cap Value          Large Cap Growth       Aggregate Bond Index
     Investment Division      Investment Division      Investment Division
  ------------------------- ----------------------- ----------------------------
      2007         2006        2007        2006         2007           2006
      ----         ----        ----        ----          ----          ----
    21,851,504   21,232,326  15,304,972  15,057,106   63,513,866     58,769,971

     5,323,061    7,345,188   4,485,821   3,779,338   16,275,832     17,631,546

   (5,376,537)  (6,726,010) (3,679,209) (3,531,472) (13,202,507)   (12,887,651)
  ------------ ------------ ----------- -----------  ------------  ------------
    21,798,028   21,851,504  16,111,584  15,304,972   66,587,191     63,513,866
  ============ ============ =========== ===========  ============  ============

        MSF BlackRock             MSF MetLife       MSF Franklin Templeton Small
       Strategic Value        Mid Cap Stock Index          Cap Growth
     Investment Division      Investment Division      Investment Division
  ------------------------- ----------------------- ----------------------------
      2007         2006        2007        2006         2007           2006
      ----         ----        ----        ----          ----          ----
    26,813,221   28,603,886  21,158,755  19,346,717    4,513,538      4,244,927

     3,331,355    4,675,750   5,855,629   6,741,450    1,308,087      1,760,087

   (5,804,415)  (6,466,415) (5,046,789) (4,929,412)  (1,409,336)    (1,491,476)
  ------------ ------------ ----------- -----------  ------------  ------------
    24,340,161   26,813,221  21,967,595  21,158,755    4,412,289      4,513,538
  ============ ============ =========== ===========  ============  ============

          MSF Davis            MSF Loomis Sayles    MSF Harris Oakmark Focused
        Venture Value              Small Cap                  Value
     Investment Division      Investment Division      Investment Division
  ------------------------- ----------------------- ----------------------------
      2007         2006        2007        2006         2007           2006
      ----         ----        ----        ----          ----          ----
    13,009,427    9,616,873   3,097,546   1,880,156   10,325,748     11,283,242

     3,872,272    5,394,725   1,743,664   2,126,954    1,508,297      2,378,911

   (2,492,236)  (2,002,171)   (937,708)   (909,564)  (2,603,668)    (3,336,405)
  ------------ ------------ ----------- -----------  ------------  ------------
    14,389,463   13,009,427   3,903,502   3,097,546    9,230,377     10,325,748
  ============ ============ =========== ===========  ============  ============

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS -- (Continued)
  For the years ended December 31, 2007 and 2006

                                     MSF Western Asset        MSF Western Asset
                                   Management Strategic        Management U.S.             MSF FI
                                    Bond Opportunities           Government             Value Leaders
                                    Investment Division      Investment Division     Investment Division
                                  -----------------------  ----------------------- -----------------------
                                     2007         2006        2007        2006        2007        2006
                                     ----         ----        ----        ----        ----        ----
Units beginning of year..........  13,411,635   11,262,819  12,285,154  10,976,124   3,178,325   1,911,983
Units issued and transferred from
  other funding options..........   3,944,551    5,464,345   3,655,065   4,328,751     885,843   2,099,346
Units redeemed and transferred to
  other funding options.......... (3,484,519)  (3,315,529) (3,008,745) (3,019,721)   (989,343)   (833,004)
                                  -----------  ----------- ----------- ----------- ----------- -----------
Units end of year................  13,871,667   13,411,635  12,931,474  12,285,154   3,074,825   3,178,325
                                  ===========  =========== =========== =========== =========== ===========

                                        MSF MetLife                                      MSF MetLife
                                  Conservative to Moderate       MSF MetLife       Moderate to Aggressive
                                        Allocation           Moderate Allocation         Allocation
                                    Investment Division      Investment Division     Investment Division
                                  -----------------------  ----------------------- -----------------------
                                     2007         2006        2007        2006        2007        2006
                                     ----         ----        ----        ----        ----        ----
Units beginning of year..........  18,680,783    4,525,054  40,790,100   8,136,943  32,440,518   5,478,129
Units issued and transferred from
  other funding options..........  27,398,440   16,681,800  68,491,394  36,022,444  60,993,434  28,990,092
Units redeemed and transferred to
  other funding options.......... (5,210,299)  (2,526,071) (7,603,237) (3,369,287) (6,236,064) (2,027,703)
                                  -----------  ----------- ----------- ----------- ----------- -----------
Units end of year................  40,868,924   18,680,783 101,678,257  40,790,100  87,197,888  32,440,518
                                  ===========  =========== =========== =========== =========== ===========

                                       Fidelity VIP             Fidelity VIP            Fidelity VIP
                                       Equity-Income               Growth                 Overseas
                                    Investment Division      Investment Division     Investment Division
                                  -----------------------  ----------------------- -----------------------
                                     2007         2006        2007        2006        2007        2006
                                     ----         ----        ----        ----        ----        ----
Units beginning of year..........   2,516,843    2,814,629   3,115,761   3,645,885   1,300,083   1,302,806
Units issued and transferred from
  other funding options..........     203,145      262,598     248,119     241,006     264,337     326,056
Units redeemed and transferred to
  other funding options..........   (439,516)    (560,384)   (548,788)   (771,130)   (287,907)   (328,779)
                                  -----------  ----------- ----------- ----------- ----------- -----------
Units end of year................   2,280,472    2,516,843   2,815,092   3,115,761   1,276,513   1,300,083
                                  ===========  =========== =========== =========== =========== ===========

                                     MIST Lord Abbett         MIST MFS Research      MIST T. Rowe Price
                                      Bond Debenture            International          Mid-Cap Growth
                                    Investment Division      Investment Division     Investment Division
                                  -----------------------  ----------------------- -----------------------
                                     2007         2006        2007        2006        2007        2006
                                     ----         ----        ----        ----        ----        ----
Units beginning of year..........  13,210,287   11,143,052   8,960,338   4,118,785  13,821,848  11,533,257
Units issued and transferred from
  other funding options..........   5,584,210    4,645,758   6,831,762   9,856,218  10,477,347   7,188,713
Units redeemed and transferred to
  other funding options.......... (4,138,992)  (2,578,523) (4,509,321) (5,014,665) (4,899,067) (4,900,122)
                                  -----------  ----------- ----------- ----------- ----------- -----------
Units end of year................  14,655,505   13,210,287  11,282,779   8,960,338  19,400,128  13,821,848
                                  ===========  =========== =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.


            MSF MFS          MSF BlackRock Legacy         MSF MetLife
         Total Return          Large Cap Growth     Conservative Allocation
      Investment Division     Investment Division     Investment Division
    ----------------------- ----------------------- -----------------------
       2007        2006        2007        2006        2007        2006
       ----        ----        ----        ----        ----        ----
      3,947,313   3,604,722   1,062,045     640,982   3,839,929   1,232,690

      2,124,715   1,329,962   1,803,770     812,332   9,812,634   4,180,579

    (1,648,654)   (987,371)   (814,252)   (391,269) (3,280,691) (1,573,340)
    ----------- ----------- ----------- ----------- ----------- -----------
      4,423,374   3,947,313   2,051,563   1,062,045  10,371,872   3,839,929
    =========== =========== =========== =========== =========== ===========


          MSF MetLife               MSF FI               Fidelity VIP
     Aggressive Allocation         Large Cap             Money Market
      Investment Division     Investment Division     Investment Division
    ----------------------- ----------------------- -----------------------
       2007        2006        2007        2006        2007        2006
       ----        ----        ----        ----        ----        ----
      3,386,241     659,010     161,937          --     692,783     398,745

      5,153,864   3,778,992     357,810     225,400     709,939   1,426,632

    (2,182,789) (1,051,761)   (183,256)    (63,463)   (469,606) (1,132,594)
    ----------- ----------- ----------- ----------- ----------- -----------
      6,357,316   3,386,241     336,491     161,937     933,116     692,783
    =========== =========== =========== =========== =========== ===========

         Fidelity VIP           Calvert Social          Calvert Social
     Investment Grade Bond         Balanced             Mid Cap Growth
      Investment Division     Investment Division     Investment Division
    ----------------------- ----------------------- -----------------------
       2007        2006        2007        2006        2007        2006
       ----        ----        ----        ----        ----        ----
        809,998     896,213   2,131,161   2,181,124     419,490     466,889

        255,582     143,835     242,560     265,307      64,306      52,051

      (223,850)   (230,050)   (297,044)   (315,270)    (88,712)    (99,450)
    ----------- ----------- ----------- ----------- ----------- -----------
        841,730     809,998   2,076,677   2,131,161     395,084     419,490
    =========== =========== =========== =========== =========== ===========

          MIST PIMCO               MIST RCM               MIST Lazard
         Total Return             Technology                Mid-Cap
      Investment Division     Investment Division     Investment Division
    ----------------------- ----------------------- -----------------------
       2007        2006        2007        2006        2007        2006
       ----        ----        ----        ----        ----        ----
     34,594,371  33,143,919   9,455,156   9,833,932   3,342,852   2,877,414

      9,056,677  10,047,457  11,593,727   4,410,771   3,858,453   1,192,945

    (7,291,682) (8,597,005) (5,220,310) (4,789,547) (2,694,541)   (727,507)
    ----------- ----------- ----------- ----------- ----------- -----------
     36,359,366  34,594,371  15,828,573   9,455,156   4,506,764   3,342,852
    =========== =========== =========== =========== =========== ===========

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

5. SCHEDULES OF UNITS -- (Concluded)
  For the years ended December 31, 2007 and 2006

                                     MIST Met/AIM       MIST Harris Oakmark      MIST Oppenheimer
                                   Small Cap Growth        International       Capital Appreciation
                                  Investment Division   Investment Division     Investment Division
                                  ------------------- ----------------------- -----------------------
                                    2007      2006       2007        2006        2007        2006
                                    ----      ----       ----        ----        ----        ----
Units beginning of year.......... 1,763,663 1,475,123  16,996,340   9,989,980   1,339,707     448,382
Units issued and transferred from
  other funding options.......... 1,074,623   796,743   8,930,126  12,226,430   1,844,509   1,099,980
Units redeemed and transferred to
  other funding options.......... (759,666) (508,203) (7,334,869) (5,220,070)   (483,322)   (208,655)
                                  --------- --------- ----------- ----------- ----------- -----------
Units end of year................ 2,078,620 1,763,663  18,591,597  16,996,340   2,700,894   1,339,707
                                  ========= ========= =========== =========== =========== ===========

                                    MIST Legg Mason        MIST Cyclical           MIST Cyclical
                                     Value Equity           Growth ETF         Growth and Income ETF
                                  Investment Division   Investment Division     Investment Division
                                  ------------------- ----------------------- -----------------------
                                    2007      2006       2007        2006        2007        2006
                                    ----      ----       ----        ----        ----        ----
Units beginning of year.......... 3,401,505        --     322,952          --     266,996          --
Units issued and transferred from
  other funding options..........   834,740 3,948,332   1,277,923     419,071     382,080     330,294
Units redeemed and transferred to
  other funding options.......... (918,720) (546,827)   (545,110)    (96,119)   (201,863)    (63,298)
                                  --------- --------- ----------- ----------- ----------- -----------
Units end of year................ 3,317,525 3,401,505   1,055,765     322,952     447,213     266,996
                                  ========= ========= =========== =========== =========== ===========

                                                                                  American Funds
                                      Variable B            Variable C                Growth
                                  Investment Division   Investment Division     Investment Division
                                  ------------------- ----------------------- -----------------------
                                    2007      2006       2007        2006        2007        2006
                                    ----      ----       ----        ----        ----        ----
Units beginning of year..........   202,085   256,179      11,969      16,427   7,208,741   5,817,927
Units issued and transferred from
  other funding options..........   198,288     1,299      11,620          78   1,796,074   2,561,534
Units redeemed and transferred to
  other funding options.......... (233,249)  (55,393)    (12,508)     (4,536) (1,272,635) (1,170,720)
                                  --------- --------- ----------- ----------- ----------- -----------
Units end of year................   167,124   202,085      11,081      11,969   7,732,180   7,208,741
                                  ========= ========= =========== =========== =========== ===========

(a)For the period January 1, 2007 to April 27, 2007.
(b)For the period April 30, 2007 to December 31, 2007.

           MIST Legg Mason        MIST Third Avenue    MIST Neuberger Berman
       Partners Aggressive Growth  Small Cap Value          Real Estate
         Investment Division      Investment Division   Investment Division
       -------------------------- ------------------- -----------------------
          2007          2006        2007      2006       2007        2006
           ----          ----       ----      ----       ----        ----
         4,041,330     3,428,990   263,473   138,389   19,640,662  11,156,645

           771,652     2,290,121   167,104   174,972    7,389,239  12,321,018

       (1,269,012)   (1,677,781)  (58,491)  (49,888)  (9,287,562) (3,837,001)
        -----------  -----------  --------  --------  ----------- -----------
         3,543,970     4,041,330   372,086   263,473   17,742,339  19,640,662
        ===========  ===========  ========  ========  =========== ===========

              MIST PIMCO              MIST Janus        MIST BlackRock
         Inflation Protected Bond        Forty          Large Cap Core
          Investment Division     Investment Division Investment Division
         ------------------------ ------------------- -------------------
            2007         2006          2007 (b)            2007 (b)
             ----         ----         --------            --------
           1,228,621          --             --                    --

           3,473,734   1,459,749        315,406            29,704,228

         (1,254,764)   (231,128)       (38,213)           (3,755,620)
          -----------  ---------       --------           -----------
           3,447,591   1,228,621        277,193            25,948,608
          ===========  =========       ========           ===========

         American Funds          American Funds             American Funds
          Growth-Income      Global Small Capitalization         Bond
       Investment Division     Investment Division        Investment Division
     ----------------------- --------------------------- ---------------------
        2007        2006        2007          2006          2007       2006
        ----        ----         ----          ----         ----       ----
       7,224,552   6,416,996  17,064,435    12,642,767     3,656,960        --

       1,704,021   2,033,946   9,127,468     9,433,328    12,266,710 3,947,258

     (1,294,843) (1,226,390) (5,436,815)   (5,011,660)   (4,440,697) (290,298)
     ----------- -----------  -----------   -----------  ----------- ---------
       7,633,730   7,224,552  20,755,088    17,064,435    11,482,973 3,656,960
     =========== ===========  ===========   ===========  =========== =========

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS


The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying portfolio, series, or fund for each of the five years in the period ended December 31, 2007:

                                                     As of December 31                  For the year ended December 31
                                           -------------------------------------- -------------------------------------------
                                                      Unit Value/1/               Investment/2/ Expense Ratio/3/ Total Return/4/
                                                       Lowest to        Net          Income        Lowest to       Lowest to
                                             Units    Highest ($)    Assets ($)    Ratio (%)      Highest (%)     Highest (%)
                                           ---------- ------------- ------------- ------------  ---------------  --------------
  MSF BlackRock Large Cap             2007         --            --            --     1.52        0.95 - 2.30       5.00 - 5.11
   Investment Division/a/             2006 30,422,708 13.80 - 82.16 1,213,697,540     1.32        0.95 - 2.30     11.26 - 13.04
                                      2005 35,962,693 12.20 - 72.68 1,267,668,619     1.10        0.95 - 2.30       0.97 - 2.64
                                      2004 41,533,677 11.89 - 70.82 1,423,521,417     0.73        0.95 - 2.30      6.33 - 10.46
                                      2003 46,131,601 10.83 - 64.50 1,436,555,863     0.84        0.95 - 2.30     25.82 - 29.08

  MSF BlackRock Diversified           2007 32,591,838 13.83 - 51.10 1,170,376,423     2.58        0.95 - 2.30       3.20 - 4.90
   Investment Division                2006 37,524,987 13.19 - 48.72 1,283,710,537     2.46        0.95 - 2.30       7.76 - 9.49
                                      2005 43,701,026 12.04 - 44.49 1,364,024,142     1.59        0.95 - 2.30       0.48 - 2.09
                                      2004 49,414,541 11.80 - 43.58 1,509,148,475     1.89        0.95 - 2.30       5.75 - 8.00
                                      2003 53,723,371 10.97 - 40.55 1,521,354,910     3.72        0.95 - 2.30     17.67 - 19.44

  MSF BlackRock Aggressive Growth     2007 17,334,970 17.53 - 59.59   701,671,619       --        0.95 - 2.30     17.49 - 19.44
   Investment Division                2006 19,462,810 14.68 - 49.89   657,496,616       --        0.95 - 2.30       4.04 - 5.72
                                      2005 22,315,188 13.88 - 47.19   713,800,758       --        0.95 - 2.30       7.94 - 9.67
                                      2004 25,212,280 12.66 - 43.03   735,674,081       --        0.95 - 2.30      9.86 - 11.94
                                      2003 27,593,291 11.31 - 38.45   718,243,154       --        0.95 - 2.30     37.39 - 39.46

  MSF MetLife Stock Index             2007 74,008,454 13.38 - 52.14 3,329,401,270     1.00        0.50 - 2.30       2.58 - 4.55
   Investment Division                2006 78,739,098 12.91 - 49.92 3,412,276,448     1.96        0.50 - 2.30    (2.44) - 14.72
                                      2005 84,618,319 11.56 - 43.55 3,217,216,070     1.56        0.95 - 2.30       2.02 - 4.01
                                      2004 85,759,354 11.11 - 41.93 3,155,883,032     0.83        0.50 - 2.30       7.71 - 9.78
                                      2003 80,944,392 10.82 - 38.22 2,724,568,861     1.66        0.50 - 2.30     25.08 - 27.23

  MSF FI International Stock          2007 14,317,870 16.68 - 23.76   310,501,355     1.01        0.95 - 2.30       7.55 - 9.29
   Investment Division                2006 14,686,869 15.35 - 21.74   294,563,493     1.40        0.95 - 2.30     13.58 - 15.41
                                      2005 13,964,525 13.72 - 18.84   246,270,129     0.58        0.95 - 1.25     14.93 - 16.95
                                      2004 13,332,626 11.94 - 16.11   203,820,632     1.28        0.95 - 2.30     13.55 - 17.11
                                      2003 13,732,594 10.48 - 13.76   181,194,465     0.67        0.95 - 2.30     24.99 - 26.82

  MSF FI Mid Cap Opportunities        2007 29,442,363 14.24 - 22.13   629,435,841     0.12        0.65 - 2.30       5.64 - 7.63
   Investment Division                2006 33,093,245 13.33 - 20.62   662,043,069     0.01        0.65 - 2.30      9.00 - 11.13
                                      2005 37,066,246 12.04 - 18.61   672,025,922       --        0.65 - 2.30       4.27 - 6.21
                                      2004 41,657,278 11.44 - 17.57   715,717,082     0.49        0.65 - 2.30     12.01 - 16.38
                                      2003 43,573,347 11.28 - 15.14   647,159,872       --        0.95 - 2.30     31.50 - 33.33

  MSF T. Rowe Price Small Cap Growth  2007 14,098,367 14.43 - 17.54   232,142,783       --        0.50 - 2.30       7.03 - 9.15
   Investment Division                2006 15,920,124 13.48 - 16.09   241,933,957       --        0.50 - 2.30      1.28 - 12.45
                                      2005 16,882,027 13.31 - 15.24   250,349,096       --        0.65 - 2.30      0.65 - 10.22
                                      2004 17,980,002 12.30 - 13.86   243,468,250       --        0.65 - 2.30      5.98 - 10.41
                                      2003 18,783,855 11.38 - 12.60   231,644,470       --        0.95 - 2.30     37.43 - 40.23

  MSF Oppenheimer Global Equity       2007 12,316,636 16.24 - 21.82   258,147,003     1.06        0.95 - 2.30       3.83 - 5.49
   Investment Division                2006 12,575,044 15.47 - 20.69   251,446,846     2.50        0.95 - 2.30     13.71 - 15.53
                                      2005 12,088,855 14.88 - 17.91   210,571,508     0.54        0.95 - 2.30     13.36 - 15.13
                                      2004 11,372,844 12.93 - 15.56   172,750,812     1.57        0.95 - 2.30     11.68 - 15.47
                                      2003 11,753,027 11.21 - 13.49   155,401,839     2.07        0.95 - 2.30     27.40 - 29.30

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                    As of December 31                  For the year ended December 31
                                           ------------------------------------ --------------------------------------------
                                                      Unit Value/1/             Investment/2/ Expense Ratio/3/ Total Return/4/
                                                       Lowest to       Net         Income        Lowest to       Lowest to
                                             Units    Highest ($)   Assets ($)   Ratio (%)      Highest (%)     Highest (%)
                                           ---------- ------------- ----------- ------------  ---------------  ---------------
  MSF Harris Oakmark Large Cap Value  2007 26,877,885 11.83 - 15.16 383,587,686     0.70        0.50 - 2.30    (6.22) - (4.51)
   Investment Division                2006 28,712,177 12.48 - 15.88 432,262,160     0.69        0.50 - 2.30      15.16 - 17.35
                                      2005 31,545,152 11.58 - 13.45 408,151,596     0.64        0.60 - 2.30    (3.87) - (1.98)
                                      2004 29,629,917 11.85 - 13.75 395,114,883     0.46        0.60 - 2.30       7.27 - 10.72
                                      2003 25,185,615 10.74 - 12.45 306,337,319       --        0.50 - 2.30      22.49 - 24.32

  MSF Neuberger Berman Mid Cap Value  2007 21,798,028 14.47 - 28.95 592,652,107     0.44        0.50 - 2.30        0.83 - 2.67
   Investment Division                2006 21,851,504 14.20 - 28.20 583,683,569     0.41        0.50 - 2.30       8.67 - 10.64
                                      2005 21,232,326 12.86 - 25.48 517,299,339     0.24        0.50 - 2.30       9.39 - 11.20
                                      2004 16,214,942 14.37 - 22.61 358,032,635     0.22        0.95 - 2.30      11.76 - 21.78
                                      2003 11,300,706 11.80 - 18.57 206,461,099     0.31        0.95 - 2.30      33.28 - 35.25

  MSF T. Rowe Price Large Cap Growth  2007 16,111,584 13.96 - 16.51 249,940,963     0.35        0.50 - 2.30        6.66 - 8.60
   Investment Division                2006 15,304,972 12.95 - 14.90 220,662,118     0.27        0.95 - 2.30      10.30 - 15.81
                                      2005 15,057,106 11.90 - 13.29 194,650,515     0.50        0.95 - 2.30        2.31 - 5.61
                                      2004 14,178,974 11.45 - 12.58 174,634,867     0.19        0.95 - 2.30       7.30 - 10.18
                                      2003 12,978,905 10.71 - 11.56 147,759,339     0.11        0.95 - 2.30      27.61 - 29.63

  MSF Lehman Brothers Aggregate       2007 66,587,191 11.31 - 15.00 936,492,313     4.39        0.50 - 2.30        4.22 - 6.18
   Bond Index Investment Division     2006 63,513,866 10.74 - 14.13 849,543,686     4.21        0.50 - 2.30        1.48 - 3.45
                                      2005 58,769,971 10.42 - 13.68 768,286,065     3.67        0.50 - 2.30      (0.48) - 1.39
                                      2004 46,560,646 11.21 - 13.50 607,563,120     2.63        0.50 - 2.30        0.17 - 3.46
                                      2003 30,485,159 10.88 - 13.07 389,701,037     5.38        0.50 - 2.30        1.13 - 2.91

  MSF Morgan Stanley EAFE Index       2007 29,199,070 15.38 - 21.38 498,965,167     1.87        0.50 - 2.30        7.99 - 9.97
   Investment Division                2006 27,068,654 14.24 - 19.48 424,305,304     1.62        0.50 - 2.30      22.65 - 24.81
                                      2005 24,828,115 11.61 - 15.64 314,544,224     1.52        0.50 - 2.30      10.33 - 12.43
                                      2004 21,202,631 10.52 - 13.94 241,576,840     0.73        0.50 - 2.30      14.75 - 18.74
                                      2003 19,519,582  9.15 - 11.77 189,195,386     1.45        0.50 - 2.30      34.19 - 36.50

  MSF Russell 2000 Index              2007 16,225,570 16.25 - 19.36 297,396,403     0.85        0.50 - 2.30    (3.95) - (2.15)
   Investment Division                2006 16,898,875 16.66 - 19.79 319,432,503     0.75        0.50 - 2.30      14.88 - 17.20
                                      2005 15,924,763 14.26 - 16.92 259,430,466     0.71        0.50 - 2.30        1.97 - 3.80
                                      2004 15,279,970 13.77 - 16.30 242,131,144     0.47        0.50 - 2.30      13.80 - 16.85
                                      2003 14,716,651 11.81 - 13.95 200,997,329     0.61        0.50 - 2.30      42.69 - 45.01

  MSF Jennison Growth                 2007  7,214,781  5.07 - 13.79  39,851,547     0.35        0.95 - 2.30       8.84 - 10.62
   Investment Division                2006  7,806,353  4.65 - 12.47  39,203,639       --        0.65 - 2.30        0.20 - 2.09
                                      2005  7,462,775  4.64 - 12.25  37,114,974       --        0.65 - 2.30       9.94 - 11.90

  MSF BlackRock Strategic Value       2007 24,340,161 15.09 - 21.67 501,623,983     0.22        0.50 - 2.30    (5.89) - (4.17)
   Investment Division                2006 26,813,221 15.78 - 22.61 580,737,411     0.24        0.50 - 2.30      13.79 - 15.98
                                      2005 28,603,886 13.65 - 19.26 538,301,526       --        0.65 - 2.30        1.57 - 3.51
                                      2004 29,576,684 13.23 - 18.67 542,389,566       --        0.65 - 2.30      11.83 - 14.57
                                      2003 24,672,525 11.58 - 16.34 398,038,205       --        0.95 - 2.30      46.51 - 50.60

  MSF MetLife Mid Cap Stock Index     2007 21,967,595 14.45 - 18.38 370,254,918     0.66        0.50 - 2.30        5.06 - 7.08
   Investment Division                2006 21,158,755 13.61 - 16.55 335,945,846     1.09        0.50 - 2.30       7.32 - 13.52
                                      2005 19,346,717 13.72 - 15.07 283,308,837     0.61        0.65 - 2.30       6.82 - 11.38
                                      2004 16,857,835 12.53 - 13.53 223,266,641     0.52        0.60 - 2.30      11.33 - 15.05
                                      2003 16,640,765 11.14 - 11.76 192,970,729     0.43        0.50 - 2.30      31.71 - 33.69

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                   As of December 31                  For the year ended December 31
                                          ------------------------------------ --------------------------------------------
                                                     Unit Value/1/             Investment/2/ Expense Ratio/3/ Total Return/4/
                                                      Lowest to       Net         Income        Lowest to       Lowest to
                                            Units    Highest ($)   Assets ($)   Ratio (%)      Highest (%)     Highest (%)
                                          ---------- ------------- ----------- ------------  ---------------  ---------------
  MSF Franklin Templeton Small Cap   2007  4,412,289 10.52 - 13.09  49,970,829       --        0.50 - 2.30        1.93 - 3.79
   Growth Investment Division        2006  4,513,538 10.33 - 12.64  49,635,104       --        0.60 - 2.30        1.88 - 9.11
                                     2005  4,244,927  9.63 - 11.60  43,057,929       --        0.60 - 2.30        2.03 - 9.46
                                     2004  3,958,098  9.44 - 11.19  38,943,339       --        0.60 - 2.30       8.68 - 23.51
                                     2003  3,288,203   8.72 - 9.09  29,155,697       --        0.50 - 2.30      41.34 - 43.58

  MSF BlackRock Large Cap Value      2007 15,330,139 13.85 - 15.43 226,138,040     0.83        0.50 - 2.30        0.77 - 2.61
   Investment Division               2006 12,384,350 13.60 - 15.04 179,447,389     0.86        0.50 - 2.30      16.41 - 18.54
                                     2005  5,368,892 11.74 - 12.53  66,157,275     0.81        0.95 - 2.30        3.18 - 5.01
                                     2004  4,308,811 11.18 - 11.97  50,981,319       --        0.95 - 2.30       1.54 - 12.29
                                     2003  1,872,159 10.42 - 10.66  19,817,443     1.16        0.95 - 2.30      32.33 - 34.09

  MSF BlackRock Bond Income          2007 14,060,432 12.54 - 60.40 499,799,022     3.18        0.50 - 2.30        3.60 - 5.60
   Investment Division               2006 15,090,608 11.91 - 57.26 496,636,469     5.68        0.50 - 2.30        1.78 - 3.74
                                     2005 16,263,054 11.51 - 54.04 499,970,297     3.88        0.65 - 2.30      (0.16) - 1.73
                                     2004 16,511,060 11.35 - 53.22 479,529,727     4.02        0.60 - 2.30      (6.04) - 3.77
                                     2003 17,412,347 10.97 - 48.34 470,409,429     3.20        0.95 - 2.30        3.28 - 6.42

  MSF BlackRock Money Market         2007  1,760,491 19.19 - 25.08  40,244,577     4.85        0.95 - 2.30        2.43 - 4.04
   Investment Division               2006  1,356,596 18.95 - 24.22  29,869,403     4.59        0.95 - 2.30        2.26 - 3.83
                                     2005  1,240,999 18.53 - 23.43  26,441,007     2.48        0.95 - 2.30       0.34 - 12.20
                                     2004  1,089,932 18.26 - 23.09  22,990,726     0.86        0.95 - 2.30      (1.46) - 0.05
                                     2003    701,222 18.73 - 23.19  14,346,188     0.68        0.95 - 2.30    (1.13) - (0.14)

  MSF Davis Venture Value            2007 14,389,463 13.80 - 43.56 568,534,369     0.65        0.50 - 2.30        1.96 - 3.90
   Investment Division               2006 13,009,427 13.39 - 41.95 499,120,554     0.69        0.50 - 2.30      11.71 - 13.84
                                     2005  9,616,873 11.80 - 36.05 327,836,546     0.55        0.65 - 2.30        7.52 - 9.60
                                     2004  6,061,573 12.62 - 32.99 191,013,088     0.49        0.65 - 2.30        6.99 -11.58
                                     2003  3,616,999 11.45 - 29.64 103,646,451     0.31        0.95 - 2.30      27.77 - 30.08

  MSF Loomis Sayles Small Cap        2007  3,903,502 15.16 - 39.88 140,310,675     0.03        0.50 - 2.30       9.07 - 11.07
   Investment Division               2006  3,097,546 13.75 - 35.91 101,108,667       --        0.50 - 2.30      13.76 - 15.82
                                     2005  1,880,156 11.90 - 30.17  53,640,656       --        0.95 - 2.30        4.28 - 5.97
                                     2004  1,424,451 12.66 - 28.47  38,635,528       --        0.95 - 2.30      12.61 - 15.30
                                     2003  1,146,443 10.98 - 24.70  27,095,353       --        0.95 - 2.30      33.19 - 35.93

  MSF Harris Oakmark Focused Value   2007  9,230,377 12.31 - 40.90 343,237,819     0.47        0.50 - 2.30    (9.20) - (7.54)
   Investment Division               2006 10,325,748 13.34 - 44.24 418,653,330     0.22        0.50 - 2.30       9.63 - 11.61
                                     2005 11,283,242 11.97 - 39.14 413,672,421     0.02        0.95 - 2.30        7.22 - 9.06
                                     2004  9,659,217 10.99 - 35.89 327,616,615     0.03        0.60 - 2.30        7.27 - 9.90
                                     2003  7,756,076 27.98 - 32.93 243,812,067     0.12        0.50 - 2.30      29.01 - 31.89

  MSF Western Asset Management       2007 13,871,667 11.50 - 23.81 298,532,504     2.59        0.50 - 2.30        1.33 - 3.36
   Strategic Bond Opportunities      2006 13,411,635 11.23 - 23.07 281,812,127     4.83        0.50 - 2.30        2.46 - 4.38
   Investment Division               2005 11,262,819 10.79 - 21.59 228,960,440     2.72        0.95 - 2.30        0.23 - 1.89
                                     2004  7,027,888 18.05 - 21.19 141,477,434     2.86        0.95 - 2.30        2.39 - 6.12
                                     2003  4,303,532 17.50 - 20.06  82,972,143     1.63        0.95 - 2.30       9.94 - 12.06

  MSF Western Asset Management U.S.  2007 12,931,474 10.92 - 18.68 218,629,575     2.53        0.50 - 2.30        1.66 - 3.51
   Government Investment Division    2006 12,285,154 10.63 - 18.04 202,290,485     3.09        0.50 - 2.30        1.53 - 3.38
                                     2005 10,976,124 10.30 - 17.46 176,329,793     1.22        0.50 - 2.30      (0.89) - 0.92
                                     2004  7,714,000 14.41 - 17.30 124,306,910     1.09        0.50 - 2.30        0.46 - 2.49
                                     2003  6,224,918 14.46 - 16.93  99,373,490     0.73        0.50 - 2.30      (0.76) - 1.16

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                       As of December 31
                                            ---------------------------------------
                                                        Unit Value/1/
                                                         Lowest to        Net
                                               Units    Highest ($)    Assets ($)
                                            ----------- ------------- -------------
  MSF FI Value Leaders                 2007   3,074,825 13.99 - 36.41    99,283,383
   Investment Division                 2006   3,178,325 13.63 - 35.20   100,021,516
                                       2005   1,911,983 12.53 - 30.30    54,642,394
                                       2004     856,897 11.43 - 27.67    22,597,417
                                       2003     419,382 21.25 - 24.60     9,895,281

  MSF MFS Total Return                 2007   4,423,374 12.67 - 55.35   137,606,326
   Investment Division                 2006   3,947,313 12.31 - 53.42   117,960,524
                                       2005   3,604,722 11.12 - 47.08    98,990,430
                                       2004   2,312,843 10.94 - 46.05    71,298,072
                                       2003   2,113,742 25.09 - 41.74    53,115,421

  MSF BlackRock Legacy Large Cap       2007   2,051,563 13.98 - 33.08    52,009,160
   Growth Investment Division          2006   1,062,045 11.95 - 28.26    22,123,623
                                       2005     640,982 11.67 - 27.51    13,090,953
                                       2004   1,424,451 11.06 - 26.07     5,610,216
                                       2003   1,146,443 23.63 - 24.29        88,767

  MSF MetLife Conservative Allocation  2007  10,371,872 11.03 - 11.58   117,554,292
   Investment Division                 2006   3,839,929 10.70 - 11.02    41,777,525
                                       2005   1,232,690 10.24 - 10.35    12,700,366

  MSF MetLife Conservative to          2007  40,868,924 11.45 - 12.01   480,507,437
   Moderate Allocation                 2006  18,680,783 11.18 - 11.52   212,345,204
   Investment Division                 2005   4,525,054 10.45 - 10.58    47,629,824

  MSF MetLife Moderate Allocation      2007 101,678,257 11.91 - 12.49 1,243,038,089
   Investment Division                 2006  40,790,100 11.68 - 12.03   484,209,819
                                       2005   8,136,943 10.68 - 10.80    87,493,424

  MSF MetLife Moderate to              2007  87,197,888 12.36 - 12.97 1,105,869,460
   Aggressive Allocation               2006  32,440,518 12.18 - 12.55   401,417,271
   Investment Division                 2005   5,478,129 10.91 - 11.02    60,142,308

  MSF MetLife Aggressive Allocation    2007   6,357,316 12.64 - 13.27    82,686,153
   Investment Division                 2006   3,386,241 12.53 - 12.91    43,191,894
                                       2005     659,010 11.08 - 11.20     7,348,718

  MSF FI Large Cap                     2007     336,491 16.43 - 19.14     6,017,112
   Investment Division                 2006     161,937 15.92 - 18.31     2,830,157

  Fidelity VIP Money Market            2007     933,116         16.80    15,686,013
   Investment Division                 2006     692,783         16.14    11,180,161
                                       2005     398,745         15.53     6,200,922
                                       2004     508,676         15.22     7,739,157
                                       2003     607,233         15.18     8,972,674

  Fidelity VIP Equity-Income           2007   2,280,472         52.83   120,473,616
   Investment Division                 2006   2,516,843         52.53   132,207,499
                                       2005   2,814,629         44.12   124,173,091
                                       2004   3,181,549         42.08   133,865,570
                                       2003   3,527,530         38.08   134,229,848

                                             For the year ended December 31
                                       -------------------------------------------
                                       Investment/2/ Expense Ratio/3/ Total Return/4/
                                          Income        Lowest to       Lowest to
                                        Ratio (%)      Highest (%)     Highest (%)
                                       ------------  ---------------  --------------
  MSF FI Value Leaders                     0.73        0.50 - 2.30      1.56 - 3.42
   Investment Division                     0.81        0.50 - 2.30     9.13 - 11.10
                                           0.98        0.95 - 2.30      5.45 - 9.66
                                           1.05        0.95 - 2.30     9.66 - 14.30
                                           0.27        0.95 - 2.30    23.86 - 26.43

  MSF MFS Total Return                     1.94        0.50 - 2.30      1.74 - 3.60
   Investment Division                     3.32        0.50 - 2.30     9.40 - 11.38
                                           1.80        0.60 - 2.30      0.51 - 2.24
                                           0.03        0.60 - 2.30     6.22 - 10.33
                                           0.39        0.50 - 1.45    14.23 - 16.86

  MSF BlackRock Legacy Large Cap           0.01        0.95 - 2.30    15.73 - 17.59
   Growth Investment Division                --        0.95 - 2.30      1.51 - 3.57
                                           0.15        0.95 - 2.30      4.35 - 6.06
                                             --        0.95 - 2.30    (4.31) - 9.68
                                             --        1.15 - 1.45    33.28 - 34.61

  MSF MetLife Conservative Allocation        --        0.50 - 2.30      3.16 - 5.04
   Investment Division                     2.77        0.50 - 2.30      4.47 - 6.36
                                           0.57        0.95 - 2.30      2.32 - 3.35

  MSF MetLife Conservative to                --        0.50 - 2.30      2.42 - 4.29
   Moderate Allocation                     2.17        0.50 - 2.30      6.94 - 8.88
   Investment Division                     0.68        0.95 - 2.30      4.35 - 5.44

  MSF MetLife Moderate Allocation          0.03        0.50 - 2.30      1.96 - 3.82
   Investment Division                     1.42        0.50 - 2.30     9.30 - 11.28
                                           0.73        0.95 - 2.30      6.40 - 7.38

  MSF MetLife Moderate to                  0.04        0.50 - 2.30      1.48 - 3.33
   Aggressive Allocation                   0.96        0.50 - 2.30    11.63 - 13.65
   Investment Division                     0.68        0.95 - 2.30      9.03 - 9.29

  MSF MetLife Aggressive Allocation        0.11        0.50 - 2.30      0.91 - 2.75
   Investment Division                     0.83        0.50 - 2.30    13.04 - 15.08
                                           0.65        0.95 - 2.30     9.78 - 10.72

  MSF FI Large Cap                         0.01        0.95 - 2.05      1.61 - 2.96
   Investment Division                       --        0.95 - 2.20      3.62 - 5.00

  Fidelity VIP Money Market                5.07               0.95             4.12
   Investment Division                     4.94               0.95             3.90
                                           3.16               0.95             2.05
                                           1.12               0.95             0.20
                                           1.14               0.95             0.07

  Fidelity VIP Equity-Income               1.76               0.95             0.57
   Investment Division                     3.39               0.95            19.07
                                           1.64               0.95             4.84
                                           1.52               0.95             9.02
                                           1.69               0.95            29.08

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                    As of December 31                  For the year ended December 31
                                           ------------------------------------ --------------------------------------------
                                                      Unit Value/1/             Investment/2/ Expense Ratio/3/ Total Return/4/
                                                       Lowest to       Net         Income        Lowest to       Lowest to
                                             Units    Highest ($)   Assets ($)   Ratio (%)      Highest (%)     Highest (%)
                                           ---------- ------------- ----------- ------------  ---------------  ---------------
  Fidelity VIP Growth                 2007  2,815,092         51.61 145,295,256     0.83               0.95              25.76
   Investment Division                2006  3,115,761         41.04 127,870,436     0.41               0.95               5.85
                                      2005  3,645,885         38.77 141,359,911     0.50               0.95               4.82
                                      2004  4,247,099         36.99 157,101,539     0.26               0.95               8.19
                                      2003  4,594,501         36.13 165,751,953     0.25               0.95              31.62

  Fidelity VIP Overseas               2007  1,276,513         35.50  45,320,791     3.35               0.95              16.20
   Investment Division                2006  1,300,083         30.55  39,721,653     0.86               0.95              16.97
                                      2005  1,302,806         26.12  34,046,278     0.62               0.95              17.92
                                      2004  1,402,715         22.15  31,060,853     1.09               0.95              14.00
                                      2003  1,387,716         19.68  27,274,426     0.74               0.95              42.09

  Fidelity VIP Investment Grade Bond  2007    841,730         24.81  20,883,287     3.91               0.95               3.36
   Investment Division                2006    809,998         24.00  19,442,734     4.10               0.95               3.37
                                      2005    896,213         23.22  20,803,805     3.69               0.95               1.27
                                      2004    942,267         22.93  21,620,889     4.15               0.95               0.88
                                      2003  1,035,631         22.17  23,036,958     3.97               0.95               3.79

  Calvert Social Balanced             2007  2,076,677 23.59 - 30.84  62,179,011     2.41        0.50 - 1.55        1.17 - 2.24
   Investment Division                2006  2,131,161 23.31 - 30.39  63,065,563     2.32        0.50 - 1.55        7.10 - 8.23
                                      2005  2,181,124 21.77 - 28.29  60,311,328     1.79        0.50 - 1.55        4.05 - 5.13
                                      2004  2,197,291 20.92 - 27.11  58,294,718     1.72        0.50 - 1.55        0.28 - 7.70
                                      2003  2,146,302 19.85 - 25.35  53,336,592     1.95        0.50 - 1.45      17.59 - 18.72

  Calvert Social Mid Cap Growth       2007    395,084         31.11  12,291,484       --               0.95               9.12
   Investment Division                2006    419,490         28.51  11,959,917       --               0.95               5.87
                                      2005    466,889         26.93  12,565,055       --               0.95             (0.52)
                                      2004    506,064         27.07  13,688,933       --               0.95               8.28
                                      2003    496,082         25.00  12,360,300       --               0.95              30.48

  MIST Lord Abbett Bond Debenture     2007 14,655,505 12.30 - 21.37 250,880,658     5.19        0.50 - 2.30        4.11 - 6.02
   Investment Division                2006 13,210,287 11.69 - 20.16 210,829,957     6.45        0.50 - 2.30        6.70 - 8.65
                                      2005 11,143,052 10.79 - 17.43 159,818,940     4.90        0.65 - 2.30      (0.83) - 3.23
                                      2004  9,177,096 12.27 - 21.73 125,736,304     3.67        0.65 - 2.30        3.58 - 7.68
                                      2003  7,504,913 11.60 - 16.24  94,258,153     1.98        0.95 - 2.30      16.49 - 18.44

  MIST MFS Research International     2007 11,282,779 16.84 - 19.49 206,951,217     1.32        0.50 - 2.30      10.70 - 12.72
   Investment Division                2006  8,960,338 15.21 - 17.32 147,231,063     1.54        0.50 - 2.30      23.65 - 29.56
                                      2005  4,118,785 12.30 - 13.77  54,271,700     0.56        0.95 - 2.30      12.23 - 15.67
                                      2004  2,756,605 10.81 - 11.91  31,718,709       --        0.95 - 2.30    (14.39) - 18.63
                                      2003  1,791,537  9.28 - 10.04  17,501,323     0.89        0.95 - 2.30      29.10 - 30.90

  MIST T. Rowe Price Mid-Cap          2007 19,400,128  9.18 - 16.14 193,009,732     0.10        0.50 - 2.30      14.93 - 17.05
   Growth Investment Division         2006 13,821,848  7.99 - 13.82 118,849,794       --        0.50 - 2.30        3.73 - 5.64
                                      2005 11,533,257  7.70 - 13.09  94,663,044       --        0.50 - 2.30      11.89 - 13.73
                                      2004  8,669,095  6.87 - 11.51  63,001,217       --        0.95 - 2.30      11.63 - 17.14
                                      2003  5,569,955   5.99 - 6.36  34,865,426       --        0.95 - 2.30      33.67 - 35.90

  MIST PIMCO Total Return             2007 36,359,366 11.59 - 14.18 488,859,178     3.35        0.50 - 2.30        5.11 - 7.15
   Investment Division                2006 34,594,371 10.91 - 13.25 438,011,087     2.71        0.50 - 2.30        2.13 - 4.13
                                      2005 33,143,919 10.57 - 12.74 406,268,866     0.02        0.50 - 2.30      (0.05) - 1.76
                                      2004 24,585,923 11.61 - 12.52 298,386,525     7.25        0.50 - 2.30        0.83 - 4.42
                                      2003 18,545,938 11.31 - 11.99 217,219,652     1.35        0.50 - 2.30        2.06 - 3.81

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                     As of December 31                  For the year ended December 31
                                            ------------------------------------ ---------------------------------------------
                                                       Unit Value/1/             Investment/2/ Expense Ratio/3/ Total Return/4/
                                                        Lowest to       Net         Income        Lowest to        Lowest to
                                              Units    Highest ($)   Assets ($)   Ratio (%)      Highest (%)      Highest (%)
                                            ---------- ------------- ----------- ------------  ---------------  ----------------
  MIST RCM Technology                  2007 15,828,573   6.02 - 8.14 109,742,282       --        0.50 - 2.30       25.82 - 30.86
   Investment Division                 2006  9,455,156   4.68 - 6.24  51,235,788       --        0.50 - 2.30         2.83 - 4.82
                                       2005  9,833,932   4.55 - 5.97  51,898,685       --        0.95 - 2.30        8.57 - 10.35
                                       2004 11,146,560   4.19 - 5.41  54,272,225       --        0.95 - 2.30       (6.49) -15.20
                                       2003 10,122,784   4.49 - 5.71  53,817,082       --        0.95 - 2.30       53.81 - 56.44

  MIST Lazard Mid-Cap                  2007  4,506,764 12.66 - 16.48  71,203,257     0.42        0.60 - 2.30     (4.93) - (3.30)
   Investment Division                 2006  3,342,852 13.18 - 16.84  54,992,866     0.36        0.95 - 2.30       12.05 - 13.87
                                       2005  2,877,414 11.76 - 14.81  41,868,418     0.21        0.95 - 2.30         5.63 - 7.40
                                       2004  2,505,486 10.95 - 13.82  34,153,806       --        0.95 - 2.30        7.34 - 13.37
                                       2003  1,639,487 11.82 - 12.19  19,818,859       --        0.95 - 2.30       23.48 - 25.15

  MIST Met/AIM Small Cap               2007  2,078,620 14.54 - 16.96  33,578,933       --        0.50 - 2.30        8.53 - 10.51
   Growth Investment Division          2006  1,763,663 13.18 - 15.26  25,970,736       --        0.60 - 2.30       11.55 - 13.48
                                       2005  1,475,123 11.68 - 13.45  19,296,323       --        0.60 - 2.30         5.85 - 7.60
                                       2004  1,153,716 10.86 - 12.50 142,129,409       --        0.60 - 2.30         4.15 - 8.60
                                       2003    738,910 11.41 - 11.77   8,617,886       --        0.95 - 2.30       35.85 - 37.82

  MIST Harris Oakmark                  2007 18,591,597 16.12 - 20.62 364,951,267     0.83        0.50 - 2.30     (3.38) - (1.50)
   International Investment Division   2006 16,996,340 16.51 - 20.96 341,781,933     2.25        0.50 - 2.30       25.93 - 28.37
                                       2005  9,989,980 12.90 - 16.11 158,028,315     0.05        0.95 - 2.30       11.65 - 13.40
                                       2004  4,686,847 11.70 - 14.23  65,755,444     0.01        0.95 - 2.30       12.68 - 19.58
                                       2003  1,186,711 11.54 - 11.90  14,031,601     1.51        0.95 - 2.30       32.08 - 33.86

  MIST Oppenheimer Capital             2007  2,700,894  9.70 - 13.22  29,078,859     0.01        0.50 - 2.30       11.68 - 13.72
   Appreciation Investment Division    2006  1,339,707  8.74 - 11.66  12,773,771     0.12        0.95 - 2.20         5.28 - 6.80
                                       2005    448,382  8.36 - 10.93   4,043,647     0.02        0.95 - 2.05         3.23 - 3.55
                                       2004         42   8.34 - 8.44         357     0.74        1.15 - 1.45         4.89 - 5.24
                                       2003         13   7.95 - 8.00         101       --        1.15 - 1.30       26.59 - 27.23

  MIST Legg Mason Partners Aggressive  2007  3,543,970  7.38 - 12.29  28,433,627     0.12        0.95 - 2.30       (0.07) - 1.63
   Growth Investment Division          2006  4,041,330  7.39 - 12.09  32,049,679       --        0.95 - 2.30     (3.91) - (2.50)
                                       2005  3,428,990  7.69 - 12.41  28,090,437       --        0.95 - 2.30       10.93 - 12.78
                                       2004  2,835,847  6.93 - 11.00  20,717,976       --        0.95 - 2.30        6.11 - 10.53
                                       2003  2,454,927   6.62 - 6.88  16,719,126       --        0.95 - 2.30       26.94 - 28.84

  MIST Third Avennue Small             2007    372,086 17.25 - 18.31   6,558,207     0.92        0.50 - 1.55     (4.52) - (3.51)
   Cap Value Investment Division       2006    263,473 18.07 - 18.97   4,845,048     0.40        0.50 - 1.55       11.39 - 12.57
                                       2005    138,389 16.22 - 16.46   2,276,433       --        1.15 - 1.55       13.74 - 14.15
                                       2004     27,952 14.26 - 14.42     403,590     0.43        1.15 - 1.55       24.54 - 25.07
                                       2003     11,639 11.47 - 11.53     134,143     0.46        1.15 - 1.30       39.37 - 39.76

  MIST Neuberger Berman Real           2007 17,742,339  2.76 - 16.85 289,685,350     0.99        0.50 - 2.30    (16.95) -(15.35)
   Estate Investment Division          2006 19,640,662  3.27 - 19.92 382,243,470     0.93        0.50 - 2.30       34.50 - 37.01
                                       2005 11,156,645  2.39 - 14.51 159,988,876       --        0.95 - 2.30       10.69 - 12.61
                                       2004  4,508,731 12.76 - 12.89  57,896,986     3.20        0.95 - 2.30       27.56 - 28.90

  MIST Legg Mason Value                2007  3,317,525   8.61 - 9.88  31,321,834       --        0.95 - 2.30     (8.06) - (6.61)
   Equity Investment Division          2006  3,401,505  9.36 - 10.58  34,609,899     0.08        0.95 - 2.30       10.59 - 12.34

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Continued)

6. FINANCIAL HIGHLIGHTS -- (Continued)

                                                    As of December 31                   For the year ended December 31
                                         ---------------------------------------- -------------------------------------------
                                                     Unit Value/1/                Investment/2/ Expense Ratio/3/ Total Return/4/
                                                      Lowest to         Net          Income        Lowest to       Lowest to
                                           Units     Highest ($)     Assets ($)    Ratio (%)      Highest (%)     Highest (%)
                                         ---------- --------------- ------------- ------------  ---------------  --------------
  MIST Cyclical Growth ETF          2007  1,055,765   11.65 - 12.13    12,579,610       --        0.50 - 2.30      3.20 - 5.09
   Investment Division              2006    322,952   11.30 - 11.50     3,692,601     1.65        0.95 - 2.20    11.38 - 12.93

  MIST Cyclical Growth and          2007    447,213   11.37 - 11.84     5,202,299       --        0.50 - 2.30      2.99 - 4.87
   Income ETF Investment Division   2006    266,996   11.05 - 11.23     2,982,650     2.24        0.95 - 2.20     9.30 - 10.72

  MIST PIMCO Inflation Protected    2007  3,447,591   11.63 - 12.70    41,963,317     1.70        0.65 - 2.30     8.27 - 10.36
   Bond Investment Division         2006  1,228,621   10.74 - 11.51    13,684,136       --        0.65 - 2.30    (1.89) - 0.00

  MIST Janus Forty                  2007    277,193 141.84 - 304.58    50,512,056       --        0.50 - 2.30    27.14 - 29.47
   Investment Division/b/

  MIST BlackRock Large Cap Core     2007 25,948,608   14.57 - 95.85 1,097,474,099       --        0.60 - 2.30      3.94 - 5.74
   Investment Division/b/

  Variable B                        2007    167,124  48.23 - 178.48    28,073,493     1.59               1.00      5.57 - 6.09
   Investment Division              2006    202,085  45.46 - 169.07    32,075,445     1.35               1.00            13.22
                                    2005    256,179  39.84 - 149.63    34,430,948     1.11               1.00      2.64 - 4.24
                                    2004    280,320  38.22 - 145.78    35,610,341     0.76               1.00      7.09 - 9.21
                                    2003    282,208          133.49    42,740,424     0.92               1.00            28.06

  Variable C                        2007     11,081 178.48 - 221.14     2,233,598     1.54               1.00      5.57 - 6.63
   Investment Division              2006     11,969 169.07 - 207.39     2,255,006     1.36               1.00            13.61
                                    2005     16,427 149.63 - 181.74     2,530,897     1.22               1.00      2.64 - 3.66
                                    2004     16,427 145.78 - 175.32     2,571,598     0.45               1.00     9.21 - 10.31
                                    2003     17,037          133.49     1,145,818     0.88               1.00            28.06

  American Funds Growth             2007  7,732,180  15.36 - 206.31 1,339,638,488     0.81        0.50 - 2.30     9.50 - 11.62
   Investment Division              2006  7,208,741  13.81 - 185.02 1,130,973,142     0.85        0.50 - 2.55     5.17 - 11.04
                                    2005  5,817,927  12.65 - 165.46   843,004,006     0.74        0.60 - 2.30     8.32 - 15.21
                                    2004  4,245,543 100.66 - 143.62   542,082,661     0.20        0.85 - 2.30     3.61 - 11.54
                                    2003  2,563,562  93.64 - 128.76   298,879,317     0.13        0.50 - 2.45    33.11 - 37.49

  American Funds Growth-            2007  7,633,730  13.47 - 140.21   901,350,156     1.55        0.50 - 2.30      2.38 - 4.25
   Income Investment Division       2006  7,224,552  12.99 - 134.49   825,698,989     1.64        0.50 - 2.55     9.93 - 16.07
                                    2005  6,416,996  11.36 - 115.07   648,646,801     1.42        0.60 - 2.30    (1.34) - 4.93
                                    2004  5,181,523  76.86 - 109.66   506,094,791     1.02        0.85 - 2.30      4.85 - 9.44
                                    2003  3,156,560  72.87 - 100.20   286,012,415     1.21        0.50 - 2.45    27.64 - 31.17

  American Funds Global             2007 20,755,088   20.82 - 37.63   728,759,168     2.98        0.50 - 2.30    18.36 - 20.64
   Small Capitalization             2006 17,064,435   17.31 - 31.23   501,254,164     0.46        0.50 - 2.55    20.10 - 23.25
   Investment Division              2005 12,642,767   14.09 - 25.17   304,247,953     0.88        0.60 - 2.30    21.12 - 24.46
                                    2004  8,037,895   18.07 - 20.25   156,789,112       --        0.85 - 2.30    11.42 - 35.71
                                    2003  4,021,904   15.43 - 16.80    66,037,812     0.40        0.95 - 2.45    49.82 - 52.14

  American Funds Bond               2007 11,482,973   14.02 - 17.18   179,627,859     8.58        0.50 - 2.30      0.71 - 2.66
   Investment Division              2006  3,656,960   13.92 - 16.74    56,220,877     0.65        0.50 - 2.55      3.55 - 6.42

1The Company sells a number of variable annuity products which have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.
2These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying portfolio, series, or fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying portfolio, series, or fund in which the Investment Division invests.

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                    OF METROPOLITAN LIFE INSURANCE COMPANY
               NOTES TO THE FINANCIAL STATEMENTS -- (Concluded)

6. FINANCIAL HIGHLIGHTS -- (Concluded)

3These amounts represent the annualized contract expenses of the Separate
 Account, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio, series, or fund have been excluded.
4These amounts represent the total return for the periods indicated, including changes in the value of the underlying portfolio, series, or fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
aFor the period January 1, 2007 to April 27, 2007.
bFor the period April 30, 2007 to December 31, 2007.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

     We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2007. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

     As discussed in Note 1, the Company changed its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007, and changed its method of accounting for defined benefit pension and other postretirement plans as required by accounting guidance adopted on December 31, 2006.

/s/ DELOITTE & TOUCHE LLP

New York, New York
April 3, 2008

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2007 AND 2006

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)

                                                                  2007       2006
                                                                --------   --------
ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $157,779 and $157,673,
     respectively)............................................  $161,664   $162,385
  Equity securities available-for-sale, at estimated fair
     value (cost: $4,053 and $3,000, respectively)............     4,304      3,487
  Trading securities, at estimated fair value (cost: $456 and
     $548, respectively)......................................       457        563
  Mortgage and consumer loans.................................    40,012     35,939
  Policy loans................................................     8,736      8,587
  Real estate and real estate joint ventures held-for-
     investment...............................................     5,351      4,308
  Real estate held-for-sale...................................       172        177
  Other limited partnership interests.........................     4,945      3,670
  Short-term investments......................................       678      1,244
  Other invested assets.......................................     8,975      6,960
                                                                --------   --------
     Total investments........................................   235,294    227,320
Cash and cash equivalents.....................................     2,331      1,455
Accrued investment income.....................................     2,529      2,328
Premiums and other receivables................................    25,351      9,707
Deferred policy acquisition costs and value of business
  acquired....................................................    12,141     12,043
Other assets..................................................     6,548      6,240
Separate account assets.......................................    89,720     80,965
                                                                --------   --------
     Total assets.............................................  $373,914   $340,058
                                                                ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
  Future policy benefits......................................  $ 99,840   $ 96,599
  Policyholder account balances...............................    87,660     80,498
  Other policyholder funds....................................     7,743      7,372
  Policyholder dividends payable..............................       991        957
  Policyholder dividend obligation............................       789      1,063
  Short-term debt.............................................       357        833
  Long-term debt..............................................     3,215      2,369
  Collateral financing arrangements...........................       850        850
  Junior subordinated debt securities.........................       399        399
  Shares subject to mandatory redemption......................       159        278
  Current income tax payable..................................       392        781
  Deferred income tax liability...............................     1,926      2,453
  Payables for collateral under securities loaned and other
     transactions.............................................    28,952     32,119
  Other liabilities...........................................    29,620     13,330
  Separate account liabilities................................    89,720     80,965
                                                                --------   --------
     Total liabilities........................................   352,613    320,866
                                                                --------   --------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 15)
STOCKHOLDER'S EQUITY:
Common stock, par value $0.01 per share; 1,000,000,000 shares authorized; 494,466,664 shares issued and outstanding at
  December 31, 2007 and 2006..................................         5          5
Additional paid-in capital....................................    14,426     14,343
Retained earnings.............................................     5,529      3,812
Accumulated other comprehensive income........................     1,341      1,032
                                                                --------   --------
     Total stockholder's equity...............................    21,301     19,192
                                                                --------   --------
     Total liabilities and stockholder's equity...............  $373,914   $340,058
                                                                ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                        CONSOLIDATED STATEMENTS OF INCOME
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                           2007      2006      2005
                                                         -------   -------   -------
REVENUES
Premiums...............................................  $21,345   $20,284   $19,256
Universal life and investment-type product policy
  fees.................................................    2,246     2,183     1,948
Net investment income..................................   13,486    12,297    11,718
Other revenues.........................................    1,002       890       820
Net investment gains (losses)..........................     (464)     (827)      179
                                                         -------   -------   -------
       Total revenues..................................   37,615    34,827    33,921
                                                         -------   -------   -------
EXPENSES
Policyholder benefits and claims.......................   22,264    21,137    20,445
Interest credited to policyholder account balances.....    3,777     3,247     2,596
Policyholder dividends.................................    1,687     1,671     1,647
Other expenses.........................................    6,344     6,314     5,717
                                                         -------   -------   -------
       Total expenses..................................   34,072    32,369    30,405
                                                         -------   -------   -------
Income from continuing operations before provision for
  income tax...........................................    3,543     2,458     3,516
Provision for income tax...............................    1,138       636     1,093
                                                         -------   -------   -------
Income from continuing operations......................    2,405     1,822     2,423
Income from discontinued operations, net of income
  tax..................................................       27       104       830
                                                         -------   -------   -------
Net income.............................................  $ 2,432   $ 1,926   $ 3,253
                                                         =======   =======   =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                                             ACCUMULATED OTHER COMPREHENSIVE INCOME
                                                                           -----------------------------------------
                                                                                 NET          FOREIGN       DEFINED
                                                   ADDITIONAL                UNREALIZED       CURRENCY      BENEFIT
                                          COMMON     PAID-IN    RETAINED     INVESTMENT     TRANSLATION      PLANS
                                          STOCK      CAPITAL    EARNINGS   GAINS (LOSSES)   ADJUSTMENTS   ADJUSTMENT    TOTAL
                                         -------   ----------   --------   --------------   -----------   ----------   -------
Balance at January 1, 2005.............  $     5    $ 13,827     $ 2,696     $     2,408     $      186    $   (130)   $18,992
Treasury stock transactions, net -- by
  subsidiary...........................                  (15)                                                              (15)
Issuance of stock options -- by
  subsidiary...........................                   (4)                                                               (4)
Dividends on common stock..............                           (3,200)                                               (3,200)
Comprehensive income:
  Net income...........................                            3,253                                                 3,253
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              184                                   184
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                             (783)                                 (783)
     Foreign currency translation
       adjustments, net of income tax..                                                             (49)                   (49)
     Additional minimum pension
       liability adjustment, net of
       income tax......................                                                                          89         89
                                                                                                                       -------
     Other comprehensive income
       (loss)..........................                                                                                   (559)
                                                                                                                       -------
  Comprehensive income.................                                                                                  2,694
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2005...........        5      13,808       2,749           1,809            137         (41)    18,467
Treasury stock transactions, net -- by
  subsidiary...........................                   12                                                                12
Excess tax benefits related to stock-
  based compensation...................                   34                                                                34
Capital contribution from Holding
  Company -- (Notes 2 and 17)..........                  489                                                               489
Dividends on common stock..............                             (863)                                                 (863)
Comprehensive income:
  Net income...........................                            1,926                                                 1,926
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              (20)                                  (20)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                              (93)                                  (93)
     Foreign currency translation
       adjustments, net of income tax..                                                               7                      7
     Additional minimum pension
       liability adjustment, net of
       income tax......................                                                                         (18)       (18)
                                                                                                                       -------
     Other comprehensive income
       (loss)..........................                                                                                   (124)
                                                                                                                       -------
  Comprehensive income.................                                                                                  1,802
                                                                                                                       -------
     Adoption of SFAS 158, net of
       income tax......................                                                                        (749)      (749)
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2006...........        5      14,343       3,812           1,696            144        (808)    19,192
Cumulative effect of changes in
  accounting principles, net of income
  tax (Note 1).........................                             (215)                                                 (215)
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at January 1, 2007.............        5      14,343       3,597           1,696            144        (808)    18,977
Treasury stock transactions, net -- by
  subsidiary...........................                   10                                                                10
Capital contribution from Holding
  Company -- (Notes 10 and 17).........                    7                                                                 7
Excess proceeds received on sale of
  interests in affiliate -- (Note 17)..                   30                                                                30
Excess tax benefits related to stock-
  based compensation...................                   36                                                                36
Dividends on common stock..............                             (500)                                                 (500)
Comprehensive income:
  Net income...........................                            2,432                                                 2,432
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                              (15)                                  (15)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                             (339)                                 (339)
     Foreign currency translation
       adjustments, net of income tax..                                                             139                    139
     Defined benefit plans adjustment,
       net of income tax...............                                                                         524        524
                                                                                                                       -------
     Other comprehensive income........                                                                                    309
                                                                                                                       -------
  Comprehensive income.................                                                                                  2,741
                                         -------    --------     -------     -----------     ----------    --------    -------
Balance at December 31, 2007...........       $5     $14,426     $ 5,529          $1,342           $283       $(284)   $21,301
                                         =======    ========     =======     ===========     ==========    ========    =======




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
              FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                         2007       2006        2005
                                                       --------   --------   ---------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income...........................................  $  2,432   $  1,926   $   3,253
Adjustments to reconcile net income to net cash
  provided by operating activities:
     Depreciation and amortization expenses..........       368        308         299
     Amortization of premiums and accretion of
       discounts associated with investments, net....      (592)      (467)       (203)
     (Gains) losses from sales of investments and
       businesses, net...............................       420        687      (1,379)
     Undistributed equity earnings of real estate
       joint ventures and other limited partnership
       interests.....................................      (433)      (376)       (399)
     Interest credited to policyholder account
       balances......................................     3,777      3,247       2,596
     Universal life and investment-type product
       policy fees...................................    (2,246)    (2,183)     (1,948)
     Change in accrued investment income.............      (201)      (295)        (24)
     Change in premiums and other receivables........       228     (3,565)       (734)
     Change in deferred policy acquisition costs,
       net...........................................      (598)      (672)       (504)
     Change in insurance-related liabilities.........     4,022      3,743       3,794
     Change in trading securities....................       188       (196)       (375)
     Change in income tax payable....................       715        144         147
     Change in other assets..........................      (232)       772        (236)
     Change in other liabilities.....................    (1,309)     1,109       1,878
     Other, net......................................        51        (37)         24
                                                       --------   --------   ---------
Net cash provided by operating activities............     6,590      4,145       6,189
                                                       --------   --------   ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.......................    73,576     73,351     118,459
     Equity securities...............................     1,265        858         777
     Mortgage and consumer loans.....................     8,085      7,632       7,890
     Real estate and real estate joint ventures......       503        847       1,922
     Other limited partnership interests.............       764      1,253         953
  Purchases of:
     Fixed maturity securities.......................   (73,375)   (90,163)   (119,375)
     Equity securities...............................    (2,204)      (731)     (1,057)
     Mortgage and consumer loans.....................   (11,891)   (10,535)     (9,473)
     Real estate and real estate joint ventures......    (1,369)    (1,069)     (1,323)
     Other limited partnership interests.............    (1,459)    (1,551)     (1,012)
  Net change in short-term investments...............       582       (362)        409
  Purchases of subsidiaries, net of cash received of
     $0, $0 and $0, respectively.....................        --       (193)         --
  Proceeds from sales of businesses, net of cash
     disposed of $0, $0 and $43, respectively........        25         48         260
  Excess proceeds received on sale of interests in
     affiliate.......................................        30         --          --
  Net change in policy loans.........................      (149)      (176)       (156)
  Net change in other invested assets................    (1,587)    (1,084)       (598)
  Net change in property, equipment and leasehold
     improvements....................................       (88)      (109)       (114)
  Other, net.........................................        22         (4)        (69)
                                                       --------   --------   ---------
Net cash used in investing activities................  $ (7,270)  $(21,988)  $  (2,507)
                                                       --------   --------   ---------




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

              CONSOLIDATED STATEMENTS OF CASH FLOWS -- (CONTINUED) FOR THE YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                  (IN MILLIONS)

                                                          2007       2006       2005
                                                        --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits.........................................  $ 39,125   $ 37,411   $ 30,008
     Withdrawals......................................   (34,135)   (31,366)   (26,732)
  Net change in payables for collateral under
     securities loaned and other transactions.........    (3,167)    11,110     (4,221)
  Net change in short-term debt.......................      (476)       380       (992)
  Long-term debt issued...............................     1,705          8      1,216
  Long-term debt repaid...............................      (894)      (112)      (794)
  Collateral financing arrangements issued............        --        850         --
  Capital contribution from the Holding Company.......         7         93         --
  Shares subject to mandatory redemption..............      (131)        --         --
  Junior subordinated debt securities issued..........        --         --        399
  Dividends on common stock...........................      (500)      (863)    (3,200)
  Debt and equity issuance costs......................        (8)       (13)        --
  Other, net..........................................        30         13         (7)
                                                        --------   --------   --------
Net cash provided by (used in) financing activities...     1,556     17,511     (4,323)
                                                        --------   --------   --------
Change in cash and cash equivalents...................       876       (332)      (641)
Cash and cash equivalents, beginning of year..........     1,455      1,787      2,428
                                                        --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR................  $  2,331   $  1,455   $  1,787
                                                        ========   ========   ========
Cash and cash equivalents, subsidiaries held-for-sale,
  beginning of year...................................  $     --   $     --   $     58
                                                        ========   ========   ========
CASH AND CASH EQUIVALENTS, SUBSIDIARIES HELD-FOR-SALE,
  END OF YEAR.........................................  $     --   $     --   $     --
                                                        ========   ========   ========
Cash and cash equivalents, from continuing operations,
  beginning of year...................................  $  1,455   $  1,787   $  2,370
                                                        ========   ========   ========
CASH AND CASH EQUIVALENTS, FROM CONTINUING OPERATIONS,
  END OF YEAR.........................................  $  2,331   $  1,455   $  1,787
                                                        ========   ========   ========
Supplemental disclosures of cash flow information:
  Net cash paid during the year for:
     Interest.........................................  $    332   $    256   $    203
                                                        ========   ========   ========
     Income tax.......................................  $  1,010   $    197   $  1,385
                                                        ========   ========   ========
  Non-cash transactions during the year:
     Business dispositions:
       Assets disposed................................  $     --   $     --   $    366
       Less: liabilities disposed.....................        --         --        269
                                                        --------   --------   --------
       Net assets disposed............................        --         --         97
       Plus: equity securities received...............        --         --         43
       Less: cash disposed............................        --         --         43
                                                        --------   --------   --------
       Business disposition, net of cash disposed.....  $     --   $     --   $     97
                                                        ========   ========   ========
     Contribution of equity securities to MetLife
       Foundation.....................................  $     --   $     --   $      1
                                                        ========   ========   ========
     Real estate acquired in satisfaction of debt.....  $     --   $      6   $      1
                                                        ========   ========   ========
     Contribution of other intangible assets, net of
       deferred income tax............................  $     --   $    377   $     --
                                                        ========   ========   ========
     Excess of net assets over purchase price for
       subsidiary.....................................  $     --   $     19   $     --
                                                        ========   ========   ========




          See accompanying notes to consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     Metropolitan Life Insurance Company and its subsidiaries (collectively, the "Company") is a leading provider of insurance and other financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance, reinsurance and retirement & savings products and services to corporations and other institutions. The Company is organized into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. The Reinsurance segment has operations in various international markets. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc. (the "Holding Company").

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
(i) Metropolitan Life Insurance Company and its subsidiaries; (ii) partnerships and joint ventures in which the Company has control; and (iii) variable interest entities ("VIEs") for which the Company is deemed to be the primary beneficiary. Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item. See Note 9. Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint venture's or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint venture's or partnership's operations.

     Minority interest related to consolidated entities included in other liabilities was $1.7 billion and $1.5 billion at December 31, 2007 and 2006, respectively.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2007 presentation. Such reclassifications include $850 million relating to long-term debt reclassified to collateral financing arrangements on the consolidated balance sheet at December 31, 2006 and the consolidated statement of cash flow for the year ended December 31, 2006. See Note 11 for a description of the transaction. See also
Note 20 for reclassifications related to discontinued operations.

     Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

          (i) the fair value of investments in the absence of quoted market values;

          (ii)  investment impairments;

          (iii) the recognition of income on certain investments;

          (iv) the application of the consolidation rules to certain investments;

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          (v)   the fair value of and accounting for derivatives;

          (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

          (vii) the liability for future policyholder benefits;

          (viii) accounting for income taxes and the valuation of deferred tax assets;

          (ix)  accounting for reinsurance transactions;

          (x)   accounting for employee benefit plans; and

          (xi)  the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, mortgage and consumer loans, policy loans, real estate, real estate joint ventures and other limited partnerships, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, except for trading securities, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to:(i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on mortgage-backed and asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          The Company purchases and receives beneficial interests in special purpose entities ("SPEs"), which enhance the Company's total return on its investment portfolio principally by providing equity-based returns on debt securities. These investments are generally made through structured notes and similar instruments (collectively, "Structured Investment Transactions"). The Company has not guaranteed the performance, liquidity or obligations of the SPEs and its exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. The Company does not consolidate such SPEs as it has determined it is not the primary beneficiary. These Structured Investment Transactions are included in fixed maturity securities and their income is generally recognized using the retrospective interest method. Impairments of these investments are included in net investment gains (losses).

          Trading Securities. The Company's trading securities portfolio, principally consisting of fixed maturity and equity securities, supports investment strategies that involve the active and frequent purchase and sale of securities and the execution of short sale agreements and supports asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income. Related dividends and investment income are also included in net investment income.

          Securities Lending. Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% of the fair value of the securities loaned. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions are reported as investment income and investment expense, respectively, within net investment income.

          Mortgage and Consumer Loans. Mortgage and consumer loans are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

          Real Estate. Real estate held-for-investment, including related improvements, is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income is recognized on a straight-line basis over the term of the respective leases. The Company classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its fair value. The Company classifies the results of operations and the gain or loss on sale of a property that either has been disposed of or classified as held-for-sale as discontinued operations, if the ongoing operations of the property will be eliminated from the ongoing operations of the Company and if the Company will not have any significant continuing involvement in the operations of the property after the sale. Real estate held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. The Company periodically reviews its properties held-for-investment for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their fair value, with the impairment loss included in net investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial and agricultural mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures or partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures or the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Company routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. For its cost method investments, the Company follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist principally of leveraged leases and funds withheld at interest. Leveraged leases are recorded net of non-recourse debt. The Company participates in lease transactions which are diversified by industry, asset type and geographic area. The Company recognizes income on the leveraged leases by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values and impairs them to expected values as needed. Funds withheld represent amounts contractually withheld by ceding companies in accordance with reinsurance agreements. For agreements written on a modified coinsurance basis and certain agreements written on a coinsurance basis, assets supporting the reinsured policies, and equal to the net statutory reserves, are withheld and continue to be legally owned by the ceding companies. The Company records a funds withheld receivable rather than the underlying investments. The Company recognizes interest on funds withheld at rates defined by the treaty terms which may be contractually specified or directly related to the investment portfolio and records it in net investment income. Other invested assets also include stand-alone derivatives with positive fair values and the fair value of embedded derivatives related to funds withheld and modified coinsurance contracts.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments, and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described previously by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, trading securities, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain structured investment transactions, real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the determination of the fair value of investments, the timing and amount of impairments, the recognition of income, or consolidation of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. The Company also uses derivative instruments to hedge its currency exposure associated with net investments in certain foreign operations. To a lesser extent, the Company uses credit derivatives, such as credit default swaps, to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the fair value of the derivative are generally reported in net investment gains (losses) except for those (i) in policyholder benefits and claims for economic hedges of liabilities embedded in certain variable annuity products offered by the Company, and (ii) in net investment income for all derivatives held in relation to the trading portfolios. The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


designation of the hedge as either (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"); or (iii) a hedge of a net investment in a foreign operation. In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholder's equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     In a hedge of a net investment in a foreign operation, changes in the fair value of the hedging derivative that are measured as effective are reported within other comprehensive income (loss) consistent with the translation adjustment for the hedged net investment in the foreign operation. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses).

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Property, Equipment, Leasehold Improvements and Computer Software

     Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using either the straight-line or sum-of-the-years-digits method over the estimated useful lives of the assets, as appropriate. The estimated life for company occupied real estate property is generally 40 years. Estimated lives generally range from five to ten years for leasehold improvements and three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.1 billion at December 31, 2007 and 2006, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $622 million and $538 million at December 31, 2007 and 2006, respectively. Related depreciation and amortization expense was $109 million, $101 million and $94 million for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized generally over a four-year period using the straight-line method. The cost basis of computer software was $1.1 billion and $1.0 billion at December 31, 2007 and 2006, respectively. Accumulated amortization of capitalized software was $760 million and $664 million at December 31, 2007 and 2006, respectively. Related amortization expense was $102 million, $93 million and $97 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums, gross margins or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating and non-dividend-paying traditional contracts (term insurance, non-participating whole life insurance, non-medical health insurance and traditional group life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency, and investment returns at policy issuance, or policy acquisition, as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to participating, dividend-paying traditional contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties, and certain economic variables, such as inflation. For participating contracts (dividend paying traditional contracts within the closed block) future gross margins are also dependent upon changes in the policyholder dividend obligation. Of these factors, the Company anticipates that investment returns, expenses, persistency, and other factor changes and policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross margins and profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

     Prior to 2007, DAC related to any internally replaced contract was generally expensed at the date of replacement. As described more fully in "Adoption of New Accounting Pronouncements", effective January 1, 2007, the Company adopted Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). Under SOP 05-1, an internal replacement is defined as a modification in product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If the modification substantially changes the contract, the DAC is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

  Goodwill

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, goodwill within Corporate & Other is allocated to reporting units within the Company's business segments. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple, a discounted cash flow model, or a cost approach. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 3% to 7% and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

     Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 10%.

     Participating business represented approximately 9% of the Company's life insurance in-force, and 76% of the number of life insurance policies in-force, at both December 31, 2007 and 2006. Participating policies represented approximately 36% and 36%, 34% and 33%, and 35% and 34% of gross and net life insurance premiums for the years ended December 31, 2007, 2006 and 2005, respectively. The percentages indicated are calculated excluding the business of the reinsurance segment.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Future policy benefit liabilities for individual and group traditional fixed annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 11%.

     Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 5% to 7%.

     Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 8%.

     Liabilities for unpaid claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     The Company establishes future policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity contracts and secondary and paid-up guarantees relating to certain life policies as follows:

     - Annuity guaranteed minimum death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Guaranteed minimum income benefit ("GMIB") liabilities are determined by estimating the expected value of the income benefits in excess of the projected account balance at any future date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used for estimating the GMIB liabilities are consistent with those used for estimating the GMDB liabilities. In addition, the calculation of guaranteed annuitization benefit liabilities incorporates an assumption for the percentage of the potential annuitizations that may be elected by the contractholder.

     Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company establishes policyholder account balances for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase in liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2% to 17%, less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

  Other Policyholder Funds

     Other policyholder funds include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid, and policyholder dividends left on deposit.

     The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care and dental claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

     The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

     Also included in other policyholder funds are policyholder dividends due and unpaid on participating policies and policyholder dividends left on deposit. Such liabilities are presented at amounts contractually due to policyholders.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

     Deposits related to universal life-type and investment-type products are credited to policyholder account balances. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related policyholder account balances.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed. Other revenues also include changes in account value relating to corporate-owned life insurance ("COLI"). Under certain COLI contracts, if the Company reports certain unlikely adverse results in its consolidated financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

     Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by the insurance subsidiaries.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Income Taxes

     The Company joins with the Holding Company and its includable life insurance and non-life insurance subsidiaries in filing a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). The Company participates in a tax sharing agreement with the Holding Company. Under the agreement, current income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments (receive reimbursement) to (from) the Holding Company to the extent that their incomes (losses and other credits) contribute to (reduce) the consolidated income tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return.

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii) future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv) tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities (See also
Note 14) or when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     As described more fully in "Adoption of New Accounting Pronouncements", the Company adopted FIN No. 48, Accounting for Uncertainty in Income Taxes -- An Interpretation of FASB Statement No. 109 ("FIN 48") effective January 1, 2007. Under FIN 48, the Company determines whether it is more-likely-than-not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50 percent likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  Reinsurance

     The Company enters into reinsurance transactions as both a provider and a purchaser of reinsurance for its life insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums and ceded (assumed) future policy benefit liabilities are established.

     For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums and are reflected as a component of premiums and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of (which do not exceed) the related insurance liabilities ceded (assumed) are recognized immediately as a loss. Any gains on such retroactive contracts are deferred and recorded in other liabilities. The gains are amortized primarily using the recovery method.

     The assumptions used to account for both long and short-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance contracts and are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Employee Benefit Plans

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

     Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year Treasury securities, for each account balance. As of December 31, 2007, virtually all the obligations are calculated using the traditional formula.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired participants. Participants that were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company, may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participants hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits.

     SFAS No. 87, Employers' Accounting for Pensions ("SFAS 87"), as amended, established the accounting for pension plan obligations. Under SFAS 87, the projected pension benefit obligation ("PBO") is defined as the actuarially calculated present value of vested and non-vested pension benefits accrued based on future salary levels. The accumulated pension benefit obligation ("ABO") is the actuarial present value of vested and non-vested pension benefits accrued based on current salary levels. Obligations, both PBO and ABO, of the defined benefit pension plans are determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     SFAS No. 106, Employers' Accounting for Postretirement Benefits Other than Pensions ("SFAS 106"), as amended, established the accounting for expected postretirement plan benefit obligations ("EPBO") which represents the actuarial present value of all other postretirement benefits expected to be paid after retirement to employees and their dependents. Unlike for pensions, the EPBO is not recorded in the financial statements but is used in measuring the periodic expense. The accumulated postretirement plan benefit obligations ("APBO") represents the actuarial present value of future other postretirement benefits attributed to employee services rendered through a particular date and is the valuation basis upon which liabilities are established. The APBO is determined using a variety of actuarial assumptions, from which actual results may vary, as described below.

     Prior to December 31, 2006, the funded status of the pension and other postretirement plans, which is the difference between the fair value of plan assets and the PBO for pension plans and the APBO for other postretirement plans (collectively, the "Benefit Obligations"), were offset by the unrecognized actuarial gains or losses, prior service cost and transition obligations to determine prepaid or accrued benefit cost, as applicable. The net amount was recorded as a prepaid or accrued benefit cost, as applicable. Further, for pension plans, if the ABO exceeded the fair value of the plan assets, that excess was recorded as an additional minimum pension liability with a corresponding intangible asset. Recognition of the intangible asset was limited to the amount of any unrecognized prior service cost. Any additional minimum pension liability in excess of the allowable intangible asset was charged, net of income tax, to accumulated other comprehensive income.

     As described more fully in "Adoption of New Accounting Pronouncements", effective December 31, 2006, the Company adopted SFAS No. 158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans -- an amendment of FASB Statements No. 87, 88, 106, and SFAS No. 132(r) ("SFAS 158"). Effective with the adoption of SFAS 158 on December 31, 2006, the Company recognizes the funded status of the Benefit Obligations for each of its plans on the consolidated balance sheet. The actuarial gains or losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit costs as of December 31, 2006 are now charged, net of income tax, to accumulated other comprehensive income. Additionally, these changes eliminated the additional minimum pension liability provisions of SFAS 87.

     Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost, and expected return on plan assets for a particular year. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from the increase (decrease) in prior years' benefit costs due to plan amendments or initiation of new plans. These costs are amortized into net periodic benefit cost over the expected service years of employees whose benefits are affected by such plan amendments. Actual experience related to plan assets and/or the benefit obligations may differ from that originally assumed when determining net periodic benefit cost for a particular period, resulting in gains or losses. To the extent such aggregate gains or losses exceed 10 percent of the greater of the benefit obligations or the market-related asset value of the plans, they are amortized into net periodic benefit cost over the expected service years of employees expected to receive benefits under the plans.

     The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firm, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data, and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

     The Company also sponsors defined contribution savings and investment plans ("SIP") for substantially all employees under which a portion of participant contributions are matched. Applicable matching contributions are

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the SIP trust, no liability for matching contributions is recognized in the consolidated balance sheets.

  Stock-Based Compensation

     Stock-based compensation recognized in the Company's consolidated results of operations is allocated from the Holding Company. The accounting policies described below represent those that the Holding Company applies in determining such allocated expense.

     Stock-based compensation grants prior to January 1, 2003 were accounted for using the intrinsic value method prescribed by Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations. Compensation expense, if any, was recorded based upon the excess of the quoted market price at grant date over the amount the employee was required to pay to acquire the stock. Under the provisions of APB 25, there was no compensation expense resulting from the issuance of stock options as the exercise price was equivalent to the fair market value at the date of grant. Compensation expense was recognized under the Long-Term Performance Compensation Plan ("LTPCP"), as described more fully in Note 17.

     Stock-based awards granted after December 31, 2002 but prior to January 1, 2006 were accounted for on a prospective basis using the fair value accounting method prescribed by SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), as amended by SFAS No. 148, Accounting for Stock-Based Compensation -- Transition and Disclosure ("SFAS 148"). The fair value method of SFAS 123 required compensation expense to be measured based on the fair value of the equity instrument at the grant or award date. Stock-based compensation was accrued over the vesting period of the grant or award, including grants or awards to retirement-eligible employees. As required by SFAS 148, the Company discloses the pro forma impact as if the stock options granted prior to January 1, 2003 had been accounted for using the fair value provisions of SFAS 123 rather than the intrinsic value method prescribed by APB 25. See Note 17.

     Effective January 1, 2006, the Holding Company adopted, using the modified prospective transition method, SFAS No. 123 (revised 2004), Share-Based Payment ("SFAS 123(r)"), which replaces SFAS 123 and supersedes APB 25. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. Although the terms of the Holding Company's stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, the Company recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. SFAS 123(r) also requires an estimation of future forfeitures of stock-based awards to be incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Foreign Currency

     Balance sheet accounts of foreign operations are translated at the exchange rates in effect at each year-end and income and expense accounts are translated at the average rates of exchange prevailing during the year. The local currencies of foreign operations generally are the functional currencies unless the local economy is highly inflationary. Translation adjustments are charged or credited directly to other comprehensive income or loss. Gains and losses from foreign currency transactions are reported as net investment gains (losses) in the period in which they occur.

  Discontinued Operations

     The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in discontinued operations if the operations and cash flows of the component have been or

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


will be eliminated from the ongoing operations of the Company as a result of the disposal transaction and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

  Litigation Contingencies

     The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Income Taxes

     Effective January 1, 2007, the Company adopted FIN 48. FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement, and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made.

     As a result of the implementation of FIN 48, the Company recognized a $35 million increase in the liability for unrecognized tax benefits, an $11 million decrease in the interest liability for unrecognized tax benefits, and a corresponding reduction to the January 1, 2007 balance of retained earnings of $13 million, net of $11 million of minority interest. See also Note 14.

  Insurance Contracts

     Effective January 1, 2007, the Company adopted SOP 05-1 which provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. In addition, in February 2007, the American Institute of Certified Public Accountants ("AICPA") issued related Technical Practice Aids ("TPAs") to provide further clarification of SOP 05-1. The TPAs became effective concurrently with the adoption of SOP 05-1.

     As a result of the adoption of SOP 05-1 and the related TPAs, if an internal replacement modification substantially changes a contract, then the DAC is written off immediately through income and any new deferrable costs associated with the new replacement are deferred. If a contract modification does not substantially change the contract, the DAC amortization on the original contract will continue and any acquisition costs associated with the related modification are immediately expensed.

     The adoption of SOP 05-1 and the related TPAs resulted in a reduction to DAC and VOBA on January 1, 2007 and an acceleration of the amortization period relating primarily to the Company's group life and health insurance

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


contracts that contain certain rate reset provisions. Prior to the adoption of SOP 05-1, DAC on such contracts was amortized over the expected renewable life of the contract. Upon adoption of SOP 05-1, DAC on such contracts is to be amortized over the rate reset period. The impact as of January 1, 2007 was a cumulative effect adjustment of $202 million, net of income tax of $116 million, which was recorded as a reduction to retained earnings.

  Defined Benefit and Other Postretirement Plans

     Effective December 31, 2006, the Holding Company adopted SFAS 158. The pronouncement revises financial reporting standards for defined benefit pension and other postretirement plans by requiring the:

          (i) recognition in the statement of financial position of the funded status of defined benefit plans measured as the difference between the fair value of plan assets and the benefit obligation, which is the projected benefit obligation for pension plans and the accumulated postretirement benefit obligation for other postretirement plans;

          (ii) recognition as an adjustment to accumulated other comprehensive income (loss), net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and net asset or obligation at transition that have not yet been included in net periodic benefit costs as of the end of the year of adoption;

          (iii) recognition of subsequent changes in funded status as a component of other comprehensive income;

          (iv) measurement of benefit plan assets and obligations as of the date of the statement of financial position; and

          (v) disclosure of additional information about the effects on the employer's statement of financial position.

     The adoption of SFAS 158 resulted in a reduction of $749 million, net of income tax, to accumulated other comprehensive income, which is included as a component of total consolidated stockholder's equity. As the Company's measurement date for its pension and other postretirement benefit plans is already December 31 there was no impact of adoption due to changes in measurement date. See also Summary of "Significant Accounting Policies and Critical Accounting Estimates" and Note 16.

  Stock Compensation Plans

     As described previously, effective January 1, 2006, the Holding Company adopted SFAS 123(r) including supplemental application guidance issued by the U.S. Securities and Exchange Commission ("SEC") in Staff Accounting Bulletin ("SAB") No. 107, Share-Based Payment ("SAB 107") -- using the modified prospective transition method. In accordance with the modified prospective transition method, results for prior periods have not been restated. SFAS 123(r) requires that the cost of all stock-based transactions be measured at fair value and recognized over the period during which a grantee is required to provide goods or services in exchange for the award. The Holding Company had previously adopted the fair value method of accounting for stock-based awards as prescribed by SFAS 123 on a prospective basis effective January 1, 2003, and prior to January 1, 2003, accounted for its stock-based awards to employees under the intrinsic value method prescribed by APB 25. The Holding Company did not modify the substantive terms of any existing awards prior to adoption of SFAS 123(r).

     Under the modified prospective transition method, compensation expense recognized during the year ended December 31, 2006 includes: (a) compensation expense for all stock-based awards granted prior to, but not yet vested as of January 1, 2006, based on the grant date fair value estimated in accordance with the original provisions of SFAS 123, and (b) compensation expense for all stock-based awards granted beginning January 1, 2006, based on the grant date fair value estimated in accordance with the provisions of SFAS 123(r).

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations as all stock-based awards accounted for under the intrinsic value method prescribed by APB 25 had vested prior to the adoption date and the Company, in conjunction with the Holding Company, had adopted the fair value recognition provisions of SFAS 123 on January 1, 2003. As required by SFAS 148, and carried forward in the provisions of SFAS 123(r), the Company discloses the pro forma impact as if stock-based awards accounted for under APB 25 had been accounted for under the fair value method in Note 17.

     SFAS 123 allowed forfeitures of stock-based awards to be recognized as a reduction of compensation expense in the period in which the forfeiture occurred. Upon adoption of SFAS 123(r), the Holding Company changed its policy and now incorporates an estimate of future forfeitures into the determination of compensation expense when recognizing expense over the requisite service period. The impact of this change in accounting policy was not significant to the Company's financial position or results of operations as of the date of adoption.

     Additionally, for awards granted after adoption, the Holding Company changed its policy from recognizing expense for stock-based awards over the requisite service period to recognizing such expense over the shorter of the requisite service period or the period to attainment of retirement-eligibility. The pro forma impact of this change in expense recognition policy for stock-based compensation is detailed in Note 17.

     Prior to the adoption of SFAS 123(r), the Company presented tax benefits of deductions resulting from the exercise of stock options within operating cash flows in the consolidated statements of cash flows. SFAS 123(r) requires tax benefits resulting from tax deductions in excess of the compensation cost recognized for those options be classified and reported as a financing cash inflow upon adoption of SFAS 123(r).

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133, Accounting for Derivative Instruments and Hedging ("SFAS 133") and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

            (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

            (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

            (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

            (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

  Other

     Effective January 1, 2007, the Company adopted FASB Staff Position ("FSP") No. FAS 13-2, Accounting for a Change or Projected Change in the Timing of Cash Flows Relating to Income Taxes Generated by a Leveraged Lease Transaction ("FSP 13-2"). FSP 13-2 amends SFAS No. 13, Accounting for Leases, to require that a lessor review the projected timing of income tax cash flows generated by a leveraged lease annually or more frequently if events or circumstances indicate that a change in timing has occurred or is projected to occur. In addition, FSP 13-2 requires that the change in the net investment balance resulting from the recalculation be recognized as a gain or loss from continuing operations in the same line item in which leveraged lease income is recognized in the year in which the assumption is changed. The adoption of FSP 13-2 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2007, the Company adopted SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. The adoption of SFAS 156 did not have an impact on the Company's consolidated financial statements.

     Effective November 15, 2006, the Company adopted SAB No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted prospectively Emerging Issues Task Force ("EITF") Issue No. 05-7, Accounting for Modifications to Conversion Options Embedded in Debt Instruments and Related Issues

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


("EITF 05-7"). EITF 05-7 provides guidance on whether a modification of conversion options embedded in debt results in an extinguishment of that debt. In certain situations, companies may change the terms of an embedded conversion option as part of a debt modification. The EITF concluded that the change in the fair value of an embedded conversion option upon modification should be included in the analysis of EITF Issue No. 96-19, Debtor's Accounting for a Modification or Exchange of Debt Instruments, to determine whether a modification or extinguishment has occurred and that a change in the fair value of a conversion option should be recognized upon the modification as a discount (or premium) associated with the debt, and an increase (or decrease) in additional paid-in capital. The adoption of EITF 05-7 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted EITF Issue No. 05-8, Income Tax Consequences of Issuing Convertible Debt with a Beneficial Conversion Feature ("EITF 05-8"). EITF 05-8 concludes that: (i) the issuance of convertible debt with a beneficial conversion feature results in a basis difference that should be accounted for as a temporary difference; and (ii) the establishment of the deferred tax liability for the basis difference should result in an adjustment to additional paid-in capital. EITF 05-8 was applied retrospectively for all instruments with a beneficial conversion feature accounted for in accordance with EITF Issue No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF Issue No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments. The adoption of EITF 05-8 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the EITF reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FSP No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted EITF Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6"). EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. As required by EITF 05-6, the Company adopted this guidance on a prospective basis which had no material impact on the Company's consolidated financial statements.

     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to-maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP Nos. FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Fair Value

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Effective January 1, 2008, the Company adopted SFAS 157 and applied the provisions of the statement prospectively to assets and liabilities measured and disclosed at fair value. In addition to new disclosure requirements, the adoption of SFAS 157 changes the valuation of certain freestanding derivatives by moving from a mid to bid pricing convention as well as changing the valuation of embedded derivatives associated with annuity contracts. The change in valuation of embedded derivatives associated with annuity contracts results from the incorporation of risk margins and the Company's own credit standing in their valuation. While the Company does not expect such changes in valuation to have a material impact on the Company's financial statements at January 1, 2008, the addition of risk margins and the Company's own credit spread in the valuation of embedded derivatives associated with annuity contracts may result in significant volatility in the Company's consolidated net income.

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option is generally applied on an instrument-by-instrument basis and is generally an irrevocable election. Effective January 1, 2008, the Company did not elect the fair value option for any instruments. Accordingly, there is no material impact on the Company's retained earnings or equity as of January 1, 2008.

     In June 2007, the AICPA issued SOP 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies ("SOP 07-1") . Upon adoption of SOP 07-1, the Company must also adopt the provisions of FSP No. FSP FIN 46(r)-7, Application of FASB Interpretation No. 46 to Investment Companies ("FSP FIN 46(r)-7"),

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


which permanently exempts investment companies from applying the provisions of FIN No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of Accounting Research Bulletin No. 51, and its December 2003 revision ("FIN 46(r)") to investments carried at fair value. SOP 07-1 provides guidance for determining whether an entity falls within the scope of the AICPA Audit and Accounting Guide Investment Companies and whether investment company accounting should be retained by a parent company upon consolidation of an investment company subsidiary or by an equity method investor in an investment company. In certain circumstances, SOP 07-1 precludes retention of specialized accounting for investment companies (i.e., fair value accounting), when similar direct investments exist in the consolidated group and are measured on a basis inconsistent with that applied to investment companies. Additionally, SOP 07-1 precludes retention of specialized accounting for investment companies if the reporting entity does not distinguish through documented policies the nature and type of investments to be held in the investment companies from those made in the consolidated group where other accounting guidance is being applied. In February 2008, the FASB issued FSP No. SOP 7-1-1, Effective Date of AICPA Statement of Position 07-1, which delays indefinitely the effective date of SOP 07-1. The Company is closely monitoring further FASB developments.

     In May 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 ("FSP 39-1"). FSP 39-1 amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts ("FIN 39"), to permit a reporting entity to offset fair value amounts recognized for the right to reclaim cash collateral (a receivable) or the obligation to return cash collateral (a payable) against fair value amounts recognized for derivative instruments executed with the same counterparty under the same master netting arrangement that have been offset in accordance with FIN 39. FSP 39-1 also amends FIN 39 for certain terminology modifications. FSP 39-1 applies to fiscal years beginning after November 15, 2007. FSP 39-1 will be applied retrospectively, unless it is impracticable to do so. Upon adoption of FSP 39-1, the Company is permitted to change its accounting policy to offset or not offset fair value amounts recognized for derivative instruments under master netting arrangements. The adoption of FSP 39-1 will not have an impact on the Company's financial statements.

  Business Combinations

     In December 2007, the FASB issued SFAS No. 141 (revised 2007), Business Combinations -- A Replacement of FASB Statement No. 141 ("SFAS 141(r)") and SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements -- An Amendment of ARB No. 51 ("SFAS 160") which are effective for fiscal years beginning after December 15, 2008. Under SFAS 141(r) and SFAS 160:

     - All business combinations (whether full, partial, or "step" acquisitions) result in all assets and liabilities of an acquired business being recorded at fair value, with limited exceptions.

     - Acquisition costs are generally expensed as incurred; restructuring costs associated with a business combination are generally expensed as incurred subsequent to the acquisition date.

     - The fair value of the purchase price, including the issuance of equity securities, is determined on the acquisition date.

     - Certain acquired contingent liabilities are recorded at fair value at the acquisition date and subsequently measured at either the higher of such amount or the amount determined under existing guidance for nonacquired contingencies.

     - Changes in deferred tax asset valuation allowances and income tax uncertainties after the acquisition date generally affect income tax expense.

     - Noncontrolling interests (formerly known as "minority interests") are valued at fair value at the acquisition date and are presented as equity rather than liabilities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     - When control is attained on previously noncontrolling interests, the previously held equity interests are remeasured at fair value and a gain or loss is recognized.

     - Purchases or sales of equity interests that do not result in a change in control are accounted for as equity transactions.

     - When control is lost in a partial disposition, realized gains or losses are recorded on equity ownership sold and the remaining ownership interest is remeasured and holding gains or losses are recognized.

     The pronouncements are effective for fiscal years beginning on or after December 15, 2008 and apply prospectively to business combinations. Presentation and disclosure requirements related to noncontrolling interests must be retrospectively applied. The Company is currently evaluating the impact of SFAS 141(r) on its accounting for future acquisitions and the impact of SFAS 160 on its consolidated financial statements.

  Other

     In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities -- An Amendment of FASB Statement No. 133 ("SFAS 161"). SFAS 161 requires enhanced qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company is currently evaluating the impact of SFAS 161 on its consolidated financial statements.

     In February 2008, the FASB issued FSP No. FAS 140-3, Accounting for Transfers of Financial Assets and Repurchase Financing Transactions ("FSP 140-3"). FSP 140-3 provides guidance for evaluating whether to account for a transfer of a financial asset and repurchase financing as a single transaction or as two separate transactions. FSP 140-3 is effective prospectively for financial statements issued for fiscal years beginning after November 15, 2008. The Company is currently evaluating the impact of FSP FAS 140-3 on its consolidated financial statements.

     In January 2008, the FASB cleared SFAS 133 Implementation Issue E23, Clarification of the Application of the Shortcut Method ("Issue E23"). Issue E23 amends SFAS 133 by permitting interest rate swaps to have a non-zero fair value at inception, as long as the difference between the transaction price (zero) and the fair value (exit price), as defined by SFAS 157, is solely attributable to a bid-ask spread. In addition, entities would not be precluded from assuming no ineffectiveness in a hedging relationship of interest rate risk involving an interest bearing asset or liability in situations where the hedged item is not recognized for accounting purposes until settlement date as long as the period between trade date and settlement date of the hedged item is consistent with generally established conventions in the marketplace. Issue E23 is effective for hedging relationships designated on or after January 1, 2008. The Company does not expect the adoption of Issue E23 to have a material impact on its consolidated financial statements.

     In December 2007, the FASB ratified as final the consensus on EITF Issue No. 07-6, Accounting for the Sale of Real Estate When the Agreement Includes a Buy-Sell Clause ("EITF 07-6"). EITF 07-6 addresses whether the existence of a buy-sell arrangement would preclude partial sales treatment when real estate is sold to a jointly owned entity. The consensus concludes that the existence of a buy-sell clause does not necessarily preclude partial sale treatment under current guidance. EITF 07-6 applies prospectively to new arrangements entered into and assessments on existing transactions performed in fiscal years beginning after December 15, 2008. The Company does not expect the adoption of EITF 07-6 to have a material impact on its consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2.  ACQUISITIONS AND DISPOSITIONS

     On October 20, 2006, the Holding Company sold its subsidiary, Citicorp Life Insurance Company and its subsidiary, First Citicorp Life Insurance Company (collectively, "CLIC") to the Company for $135 million in cash consideration. The net assets of CLIC acquired by the Company were $154 million. The excess of the net assets of CLIC received over the purchase price resulted in an increase of $19 million in additional paid-in capital. In connection with the sale and merger of CLIC with and into Metropolitan Life Insurance Company, the Holding Company contributed $17 million to the Company. See Note 17.

     On September 30, 2006, the Company acquired MetLife Retirement Services LLC ("MRS") (formerly, CitiStreet Retirement Services LLC), and its subsidiaries from an affiliate, Metropolitan Tower Life Insurance Company ("MTL") for approximately $58 million in cash consideration settled in the fourth quarter of 2006. The assets acquired are principally comprised of $52 million related to the value of customer relationships acquired ("VOCRA"). Further information on VOCRA is described in Note 7.

     On July 1, 2005, the Holding Company completed the acquisition of The Travelers Insurance Company, excluding certain assets, most significantly, Primerica, from Citigroup Inc. ("Citigroup"), and substantially all of Citigroup's international insurance business (collectively, "Travelers"). On September 30, 2006, the Company received a capital contribution, as described in
Note 17, from the Holding Company of $377 million in the form of intangible assets related to the value of distribution agreements ("VODA") of $389 million, net of deferred income tax of $12 million, for which the Company receives the benefit. The VODA originated through the Holding Company's acquisition of Travelers and was transferred at its amortized cost basis. Further information on VODA is described in Note 7.

     See Note 20 for information on the disposition of P.T. Sejahtera ("MetLife Indonesia") and SSRM Holdings, Inc. ("SSRM").

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:

                                                       DECEMBER 31, 2007
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 53,468   $1,518   $1,292    $ 53,694     33.2%
Residential mortgage-backed
  securities.........................     37,187      456      249      37,394     23.1
Foreign corporate securities.........     25,704    1,449      480      26,673     16.5
U.S. Treasury/agency securities......     14,274    1,297        1      15,570      9.6
Commercial mortgage-backed
  securities.........................     13,122      213      105      13,230      8.2
Asset-backed securities..............      7,528       33      340       7,221      4.5
Foreign government securities........      5,743    1,424       24       7,143      4.4
State and political subdivision
  securities.........................        519       13       10         522      0.4
Other fixed maturity securities......        234       12       29         217      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities....   $157,779   $6,415   $2,530    $161,664    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,999   $  540   $   93    $  2,446     56.8%
Non-redeemable preferred stock.......      2,054       34      230       1,858     43.2
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  4,053   $  574   $  323    $  4,304    100.0%
                                        ========   ======   ======    ========    =====




                                                       DECEMBER 31, 2006
                                       ------------------------------------------------
                                                        GROSS
                                        COST OR       UNREALIZED
                                       AMORTIZED   ---------------    ESTIMATED    % OF
                                          COST      GAIN     LOSS    FAIR VALUE   TOTAL
                                       ---------   ------   ------   ----------   -----
                                                         (IN MILLIONS)
U.S. corporate securities............   $ 51,003   $1,829   $  492    $ 52,340     32.2%
Residential mortgage-backed
  securities.........................     34,617      312      204      34,725     21.4
Foreign corporate securities.........     23,228    1,381      226      24,383     15.0
U.S. Treasury/agency securities......     20,662      944      108      21,498     13.2
Commercial mortgage-backed
  securities.........................     11,794      164       72      11,886      7.3
Asset-backed securities..............      9,369       55       41       9,383      5.8
Foreign government securities........      5,024    1,238       12       6,250      3.9
State and political subdivision
  securities.........................      1,743       27       12       1,758      1.1
Other fixed maturity securities......        233        6       77         162      0.1
                                        --------   ------   ------    --------    -----
  Total fixed maturity securities....   $157,673   $5,956   $1,244    $162,385    100.0%
                                        ========   ======   ======    ========    =====
Common stock.........................   $  1,454   $  457   $   14    $  1,897     54.4%
Non-redeemable preferred stock.......      1,546       59       15       1,590     45.6
                                        --------   ------   ------    --------    -----
  Total equity securities............   $  3,000   $  516   $   29    $  3,487    100.0%
                                        ========   ======   ======    ========    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company held foreign currency derivatives with notional amounts of $7.8 billion and $7.3 billion to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2007 and 2006, respectively.

     The Company is not exposed to any significant concentrations of credit risk in its equity securities portfolio. The Company is exposed to concentrations of credit risk related to U.S. Treasury securities and obligations of U.S. government corporations and agencies. Additionally, at December 31, 2007 and 2006, the Company had exposure to fixed maturity securities backed by sub-prime mortgages with estimated fair values of $1.5 billion and $2.0 billion, respectively, and unrealized losses of $139 million and $3 million, respectively. These securities are classified within asset-backed securities in the immediately preceding table. At December 31, 2007, 36% have been guaranteed by financial guarantors, of which 59% was guaranteed by financial guarantors who remain Aaa rated through February 2008. Overall, at December 31, 2007, $3.5 billion of the estimated fair value of the Company's fixed maturity securities were credit enhanced by financial guarantors of which $1.6 billion, $1.4 billion and $479 million at December 31, 2007, are included within corporate securities, asset-backed securities and state and political subdivisions, respectively, and 82% were guaranteed by financial guarantors who remain Aaa rated through February 2008.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $11.9 billion and $12.0 billion at December 31, 2007 and 2006, respectively. These securities had net unrealized gains of $87 million and $534 million at December 31, 2007 and 2006, respectively. Non-income producing fixed maturity securities were $12 million and $10 million at December 31, 2007 and 2006, respectively. Net unrealized gains associated with non-income producing fixed maturity securities were $11 million and $3 million at December 31, 2007 and 2006, respectively.

     The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are as follows:

                                                            DECEMBER 31,
                                          -----------------------------------------------
                                                   2007                     2006
                                          ----------------------   ----------------------
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)
Due in one year or less.................   $  2,793    $  2,889     $  4,531    $  4,616
Due after one year through five years...     27,817      28,560       28,494      29,095
Due after five years through ten years..     26,059      26,452       25,535      26,071
Due after ten years.....................     43,273      45,918       43,333      46,609
                                           --------    --------     --------    --------
  Subtotal..............................     99,942     103,819      101,893     106,391
Mortgage-backed and asset-backed
  securities............................     57,837      57,845       55,780      55,994
                                           --------    --------     --------    --------
  Total fixed maturity securities.......   $157,779    $161,664     $157,673    $162,385
                                           ========    ========     ========    ========



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Proceeds.........................................  $54,680   $57,861   $97,347
Gross investment gains...........................  $   545   $   387   $   623
Gross investment losses..........................  $  (660)  $  (855)  $  (956)


  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the estimated fair value and gross unrealized loss of the Company's fixed maturity (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                   DECEMBER 31, 2007
                                ------------------------------------------------------
                                                      EQUAL TO OR
                                  LESS THAN 12      GREATER THAN 12
                                     MONTHS             MONTHS              TOTAL
                                ----------------   ----------------   ----------------
                                ESTI-     GROSS    ESTI-     GROSS    ESTI-     GROSS
                                MATED    UNREAL-   MATED    UNREAL-   MATED    UNREAL-
                                 FAIR     IZED      FAIR     IZED      FAIR     IZED
                                VALUE     LOSS     VALUE     LOSS     VALUE     LOSS
                                -----   --------   -----   --------   -----   --------
                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
                                $18,-              $6,1-              $24,-
U.S. corporate securities.....    213    $  907       21     $385       334    $1,292
Residential mortgage-backed      9,4-               4,0-               13,-
  securities..................     16       180       79       69       495       249
                                 6,8-               3,2-               10,-
Foreign corporate securities..     98       306       78      174       176       480
U.S. Treasury/agency
  securities..................    125         1      279       --       404         1
Commercial mortgage-backed       1,7-               2,2-               3,9-
  securities..................     23        59       46       46        69       105
                                 4,9-                                  5,7-
Asset-backed securities.......     32       267      808       73        40       340
Foreign government
  securities..................    563        16      215        8       778        24
State and political
  subdivision securities......    155         7       81        3       236        10
Other fixed maturity
  securities..................     74        29       --       --        74        29
                                -----   --------   -----   --------   -----   --------
  Total fixed maturity          $42,-              $17,-              $59,-
     securities...............    099    $1,772      107     $758       206    $2,530
                                =====   ========   =====   ========   =====   ========
                                $1,8-                                 $2,1-
Equity securities.............     68    $  283    $ 293     $ 40        61    $  323
                                =====   ========   =====   ========   =====   ========
Total number of securities in
  an unrealized loss             3,6-               2,8-
  position....................     37                 48
                                =====              =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                       DECEMBER 31, 2006
                                  ------------------------------------------------------------------------------------------
                                                                  EQUAL TO OR GREATER THAN 12
                                       LESS THAN 12 MONTHS                  MONTHS                          TOTAL
                                  ----------------------------   ----------------------------   ----------------------------
                                   ESTIMATED        GROSS         ESTIMATED        GROSS         ESTIMATED        GROSS
                                  FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS   FAIR VALUE   UNREALIZED LOSS
                                  ----------   ---------------   ----------   ---------------   ----------   ---------------
                                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
U.S. corporate securities.......    $11,033      $       152       $ 8,162      $       340       $19,195     $         492
Residential mortgage-backed
  securities....................     10,108               52         8,329              152        18,437               204
Foreign corporate securities....      4,319               61         4,411              165         8,730               226
U.S. Treasury/agency
  securities....................      9,075               99           377                9         9,452               108
Commercial mortgage-backed
  securities....................      3,799               21         2,058               51         5,857                72
Asset-backed securities.........      3,184               27           662               14         3,846                41
Foreign government securities...        409                6           242                6           651                12
State and political subdivision
  securities....................        217                9           104                3           321                12
Other fixed maturity
  securities....................        122               77            --               --           122                77
                                    -------      -----------       -------      -----------       -------     -------------
  Total fixed maturity
     securities.................    $42,266             $504       $24,345             $740       $66,611            $1,244
                                    =======      ===========       =======      ===========       =======     =============
Equity securities...............    $   613             $ 17       $   287             $ 12       $   900            $   29
                                    =======      ===========       =======      ===========       =======     =============
Total number of securities in an
  unrealized loss position......      4,134                          2,129
                                    =======                        =======



  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:

                                                                 DECEMBER 31, 2007
                                              -------------------------------------------------------
                                              COST OR AMORTIZED   GROSS UNREALIZED      NUMBER OF
                                                     COST               LOSS            SECURITIES
                                              -----------------  -----------------  -----------------
                                              LESS THAN  20% OR  LESS THAN  20% OR  LESS THAN  20% OR
                                                 20%      MORE      20%      MORE      20%      MORE
                                              ---------  ------  ---------  ------  ---------  ------
                                                     (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months........................   $ 28,650  $1,250    $  896    $ 366    3,213      550
Six months or greater but less than nine
  months....................................      9,799      15       484        4      981       10
Nine months or greater but less than twelve
  months....................................      6,706      --       409       --      628        1
Twelve months or greater....................     17,790      10       690        4    1,690        6
                                               --------  ------   -------    -----
  Total.....................................    $62,945  $1,275   $ 2,479     $374
                                               ========  ======   =======    =====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                   DECEMBER 31, 2006
                                               --------------------------------------------------------
                                               COST OR AMORTIZED   GROSS UNREALIZED       NUMBER OF
                                                      COST               LOSS             SECURITIES
                                               -----------------  ------------------  -----------------
                                               LESS THAN  20% OR  LESS THAN   20% OR  LESS THAN  20% OR
                                                  20%      MORE      20%       MORE      20%      MORE
                                               ---------  ------  ---------  -------  ---------  ------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)
Less than six months.........................   $ 32,410   $  25    $  346   $     7    3,112      62
Six months or greater but less than nine
  months.....................................      1,657       3        28         1      300       1
Nine months or greater but less than twelve
  months.....................................      9,305      --       139        --      659      --
Twelve months or greater.....................     25,356      28       746         6    2,123       6
                                                --------   -----   -------   -------
  Total......................................    $68,728     $56   $ 1,259       $14
                                                ========   =====   =======   =======



     At December 31, 2007 and 2006, $2.5 billion and $1.3 billion, respectively, of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 4% and 2%, respectively, of the cost or amortized cost of such securities.

     At December 31, 2007, $374 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 29% of the cost or amortized cost of such securities. Of such unrealized losses of $374 million, $366 million related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2006, $14 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 25% of the cost or amortized cost of such securities. Of such unrealized losses of $14 million, $7 million related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held 16 fixed maturity and equity securities, each with a gross unrealized loss at December 31, 2007 of greater than $10 million. These securities represented 8%, or $224 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities. The Company held four fixed maturity and equity securities, each with a gross unrealized loss at December 31, 2006 of greater than $10 million. These securities represented 7%, or $95 million in the aggregate, of the gross unrealized loss on fixed maturity and equity securities.

     At December 31, 2007 and 2006, the Company had $2.9 billion and $1.3 billion, respectively, of gross unrealized losses related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
SECTOR:
  U.S. corporate securities..................................    45%    39%
  Foreign corporate securities...............................    17     18
  Asset-backed securities....................................    12      3
  Residential mortgage-backed securities.....................     9     16
  Commercial mortgage-backed securities......................     4      6
  Other......................................................    13     18
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
INDUSTRY:
  Finance....................................................    35%     7%
  Industrial.................................................    18     24
  Mortgage-backed............................................    13     22
  Utility....................................................     9     12
  Government.................................................     1      9
  Other......................................................    24     26
                                                                ---    ---
     Total...................................................   100%   100%
                                                                ===    ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in interest rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

  SECURITIES LENDING

     The Company participates in a securities lending program whereby blocks of securities, which are included in fixed maturity and equity securities, are loaned to third parties, primarily major brokerage firms. The Company requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. Securities with a cost or amortized cost of $26.9 billion and $30.1 billion and an estimated fair value of $27.9 billion and $31.0 billion were on loan under the program at December 31, 2007 and 2006, respectively. Securities loaned under such transactions may be sold or repledged by the transferee. The Company was liable for cash collateral under its control of $28.7 billion and $32.0 billion at December 31, 2007 and 2006, respectively. There was no security collateral on deposit from customers in connection with securities lending transactions at December 31, 2007. Security collateral of $17 million on deposit from customers in connection with the securities lending transactions at December 31, 2006 could not have been sold or repledged and was not reflected in the consolidated financial statements.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  ASSETS ON DEPOSIT AND HELD IN TRUST AND ASSETS PLEDGED AS COLLATERAL

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $1.7 billion and $1.2 billion at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities. Company securities held in trust to satisfy collateral requirements had a cost or amortized cost of $2.4 billion and $2.3 billion at December 31, 2007 and 2006, respectively, consisting primarily of fixed maturity and equity securities.

     Certain of the Company's fixed maturity securities are pledged as collateral for various derivative transactions as described in Note 4. Additionally, the Company has pledged certain of its fixed maturity securities and mortgage loans in support of its funding agreements as described in Note 7.

  MORTGAGE AND CONSUMER LOANS

     Mortgage and consumer loans are categorized as follows:

                                                           DECEMBER 31,
                                              -------------------------------------
                                                     2007                2006
                                              -----------------   -----------------
                                               AMOUNT   PERCENT    AMOUNT   PERCENT
                                              -------   -------   -------   -------
                                                          (IN MILLIONS)
Commercial mortgage loans...................  $31,145      78%    $28,369      78%
Agricultural mortgage loans.................    8,985      22       7,527      21
Consumer loans..............................       63      --         203       1
                                              -------   -------   -------   -------
  Total.....................................   40,193     100%     36,099     100%
                                                        =======             =======
Less: Valuation allowances..................      181                 160
                                              -------             -------
  Mortgage and consumer loans...............  $40,012             $35,939
                                              =======             =======



     Mortgage loans are collateralized by properties primarily located in the United States. At December 31, 2007, 20%, 7% and 7% of the value of the Company's mortgage and consumer loans were located in California, Texas and Florida, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

     Certain of the Company's real estate joint ventures have mortgage loans with the Company. The carrying values of such mortgages were $373 million and $372 million at December 31, 2007 and 2006, respectively.

     Information regarding loan valuation allowances for mortgage and consumer loans is as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Balance at January 1,..................................  $160   $149   $154
Additions..............................................    70     28     43
Deductions.............................................   (49)   (17)   (48)
                                                         ----   ----   ----
Balance at December 31,................................  $181   $160   $149
                                                         ====   ====   ====


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A portion of the Company's mortgage and consumer loans was impaired and consisted of the following:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Impaired loans with valuation allowances....................  $552   $371
Impaired loans without valuation allowances.................     8     39
                                                              ----   ----
  Subtotal..................................................   560    410
Less: Valuation allowances on impaired loans................    67     20
                                                              ----   ----
  Impaired loans............................................  $493   $390
                                                              ====   ====



     The average investment on impaired loans was $399 million, $145 million and $152 million for the years ended December 31, 2007, 2006 and 2005, respectively. Interest income on impaired loans was $35 million, $1 million and $6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     The investment in restructured loans was $2 million and $9 million at December 31, 2007 and 2006, respectively. Interest income of less than $1 million, $1 million and $2 million was recognized on restructured loans for the years ended December 31, 2007, 2006 and 2005, respectively. Gross interest income that would have been recorded in accordance with the original terms of such loans amounted to less than $1 million, $1 million and $3 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Mortgage and consumer loans with scheduled payments of 90 days or more past due on which interest is still accruing, had an amortized cost of $1 million and $7 million at December 31, 2007 and 2006, respectively. Mortgage and consumer loans on which interest is no longer accrued had an amortized cost of $18 million and $35 million at December 31, 2007 and 2006, respectively. Mortgage and consumer loans in foreclosure had an amortized cost of $6 million and $30 million at December 31, 2007 and 2006, respectively.

  REAL ESTATE HOLDINGS

     Real estate holdings consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                             2007     2006
                                                           -------   ------
                                                             (IN MILLIONS)
Real estate..............................................  $ 4,124   $3,974
Accumulated depreciation.................................   (1,068)    (994)
                                                           -------   ------
Net real estate..........................................    3,056    2,980
Real estate joint ventures...............................    2,295    1,328
                                                           -------   ------
  Real estate and real estate joint ventures.............    5,351    4,308
Real estate held-for-sale................................      172      177
                                                           -------   ------
  Total real estate holdings.............................  $ 5,523   $4,485
                                                           =======   ======



     Related depreciation expense on real estate was $112 million, $107 million and $103 million for the years ended December 31, 2007, 2006 and 2005, respectively. These amounts include $13 million, $14 million and $30 million of depreciation expense related to discontinued operations for the years ended December 31, 2007, 2006 and 2005, respectively.

     There were no impairments recognized on real estate held-for-sale for the year ended December 31, 2007. Impairment losses recognized on real estate held-for-sale were $8 million and $5 million for the years ended

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


December 31, 2006 and 2005, respectively. The carrying value of non-income producing real estate was $8 million at both December 31, 2007 and 2006. The Company did not own real estate acquired in satisfaction of debt at December 31, 2007. The Company owned real estate acquired in satisfaction of debt of less than $1 million at December 31, 2006.

     Real estate holdings were categorized as follows:

                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2007               2006
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------
                                                           (IN MILLIONS)
Office........................................  $2,417      44%    $2,335      52%
Apartments....................................   1,226      22        737      17
Retail........................................     561      10        534      12
Real estate investment funds..................     404       7        307       7
Development joint ventures....................     383       7        169       4
Industrial....................................     356       7        291       6
Land..........................................     107       2         50       1
Agriculture...................................       9      --         --      --
Other.........................................      60       1         62       1
                                                ------   -------   ------   -------
  Total real estate holdings..................  $5,523     100%    $4,485     100%
                                                ======   =======   ======   =======



     The Company's real estate holdings are primarily located in the United States. At December 31, 2007, 20%, 10%, 10% and 10% of the Company's real estate holdings were located in California, Texas, Florida and New York, respectively.

  LEVERAGED LEASES

     Investment in leveraged leases, included in other invested assets, consisted of the following:

                                                             DECEMBER 31,
                                                           ----------------
                                                             2007     2006
                                                           -------   ------
                                                             (IN MILLIONS)
Rental receivables, net..................................  $ 1,483   $1,055
Estimated residual values................................    1,185      887
                                                           -------   ------
  Subtotal...............................................    2,668    1,942
Unearned income..........................................   (1,031)    (694)
                                                           -------   ------
  Investment in leveraged leases.........................  $ 1,637   $1,248
                                                           =======   ======



     The Company's deferred income tax liability related to leveraged leases was $798 million and $670 million at December 31, 2007 and 2006, respectively. The rental receivables set forth above are generally due in periodic installments. The payment periods range from one to 15 years, but in certain circumstances are as long as 30 years.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net income from investment in leveraged leases are as follows:

                                                         YEARS ENDED DECEMBER
                                                                  31,
                                                        ----------------------
                                                        2007     2006     2005
                                                        ----     ----     ----
                                                             (IN MILLIONS)
Income from investment in leveraged leases (included
  in net investment income)...........................  $ 48     $ 51     $ 54
Less: Income tax expense on leveraged leases..........   (17)     (18)     (19)
                                                        ----     ----     ----
Net income from leveraged leases......................  $ 31     $ 33     $ 35
                                                        ====     ====     ====



  OTHER LIMITED PARTNERSHIP INTERESTS

     The carrying value of other limited partnership interests (which primarily represent ownership interests in pooled investment funds that make private equity investments in companies in the United States and overseas) was $4.9 billion and $3.7 billion at December 31, 2007 and 2006, respectively. Included within other limited partnership interests at December 31, 2007 and 2006 are $1.2 billion and $848 million, respectively, of hedge funds. For the years ended December 31, 2007, 2006 and 2005, net investment income from other limited partnership interests included $71 million, $67 million and $20 million, respectively, related to hedge funds.

  FUNDS WITHHELD AT INTEREST

     Funds withheld at interest, included in other invested assets, were $4.5 billion and $4.0 billion at December 31, 2007 and 2006, respectively.

  NET INVESTMENT INCOME

     The components of net investment income are as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Fixed maturity securities........................  $10,169   $ 9,551   $ 8,588
Equity securities................................      183        58        53
Mortgage and consumer loans......................    2,426     2,315     2,246
Policy loans.....................................      523       495       497
Real estate and real estate joint ventures.......      775       708       504
Other limited partnership interests..............    1,141       705       676
Cash, cash equivalents and short-term
  investments....................................      154       201       113
Other............................................      534       465       381
                                                   -------   -------   -------
  Total investment income........................   15,905    14,498    13,058
Less: Investment expenses........................    2,419     2,201     1,340
                                                   -------   -------   -------
  Net investment income..........................  $13,486   $12,297   $11,718
                                                   =======   =======   =======



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment income of $21 million, $20 million and $16 million, respectively, related to fixed maturity securities; $12 million, less than $1 million and less than $1 million respectively, related to equity securities; and $66 million, $52 million and $3 million, respectively, related to other, are included in the table above. There was no affiliated investment income related to mortgage loans for the year ended December 31, 2007. For the years ended December 31, 2006 and 2005, affiliated investment income related to mortgage loans was $112 million and $189 million, respectively, which included the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

prepayment fees discussed below. See "-- Related Party Investment Transactions" for discussion of affiliated net investment income related to short-term investments included in the table above.

     In the fourth quarter of 2006, MTL sold its Peter Cooper Village and Stuyvesant Town properties for $5.4 billion. Upon the closing of the transaction, MTL repaid the mortgage of $770 million, including accrued interest, held by the Company on these properties and paid a prepayment fee of $68 million which was recognized as affiliated investment income related to mortgage loans included in the table above.

     In the second quarter of 2005, MTL sold its 200 Park Avenue real estate property located in New York City, to a third party for $1.72 billion. Concurrent with the sale, MTL repaid the related $690 million mortgage, including accrued interest, it owed to the Company. Based on the terms of the loan agreement, the Company also received a $120 million prepayment fee from MTL, which was recognized when received as affiliated investment income related to mortgage loans included in the table above.

  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Fixed maturity securities............................  $(310)  $(572)  $(518)
Equity securities....................................    133      67     121
Mortgage and consumer loans..........................      4     (16)     31
Real estate and real estate joint ventures...........     45      38       7
Other limited partnership interests..................     35       2      43
Derivatives..........................................   (665)   (458)    410
Other................................................    294     112      85
                                                       -----   -----   -----
  Net investment gains (losses)......................  $(464)  $(827)  $ 179
                                                       =====   =====   =====



     For the years ended December 31, 2007, 2006 and 2005, affiliated net investment gains (losses) of $42 million, ($18) million and ($5) million, respectively, are included in derivatives and ($3) million, ($2) million and $33 million, respectively, are included within other in the table above.

     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $62 million, $37 million and $64 million for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income, are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Fixed maturity securities.........................  $ 3,785   $ 4,685   $ 5,972
Equity securities.................................      247       483       225
Derivatives.......................................     (262)     (238)     (207)
Minority interest.................................     (150)     (159)     (171)
Other.............................................      (14)       --       (82)
                                                    -------   -------   -------
  Subtotal........................................    3,606     4,771     5,737
                                                    -------   -------   -------
Amounts allocated from:
  Insurance liability loss recognition............     (366)     (806)   (1,259)
  DAC and VOBA....................................     (420)     (239)     (148)
  Policyholder dividend obligation................     (789)   (1,062)   (1,492)
                                                    -------   -------   -------
     Subtotal.....................................   (1,575)   (2,107)   (2,899)
                                                    -------   -------   -------
Deferred income tax...............................     (689)     (968)   (1,029)
                                                    -------   -------   -------
  Subtotal........................................   (2,264)   (3,075)   (3,928)
                                                    -------   -------   -------
Net unrealized investment gains (losses)..........  $ 1,342   $ 1,696   $ 1,809
                                                    =======   =======   =======



     The changes in net unrealized investment gains (losses) are as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                     --------------------------
                                                       2007     2006      2005
                                                     -------   ------   -------
                                                            (IN MILLIONS)
Balance, January 1,................................  $ 1,696   $1,809   $ 2,408
Unrealized investment gains (losses) during the
  year.............................................   (1,165)    (966)   (2,556)
Unrealized investment gains (losses) of
  subsidiaries at the date of sale.................       --       --        15
Unrealized investment gains (losses) relating to:
  Insurance liability gain (loss) recognition......      440      453       694
  DAC and VOBA.....................................     (181)     (91)      259
  Policyholder dividend obligation.................      273      430       627
  Deferred income tax..............................      279       61       362
                                                     -------   ------   -------
Balance, December 31,..............................  $ 1,342   $1,696   $ 1,809
                                                     =======   ======   =======
Net change in unrealized investment gains
  (losses).........................................  $  (354)  $ (113)  $  (599)
                                                     =======   ======   =======



  TRADING SECURITIES

     The Company has a trading securities portfolio to support investment strategies that involve the active and frequent purchase and sale of securities, the execution of short sale agreements and asset and liability matching strategies for certain insurance products. Trading securities and short sale agreement liabilities are recorded at fair value with subsequent changes in fair value recognized in net investment income related to fixed maturity securities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2007 and 2006, trading securities were $457 million and $563 million, respectively, and liabilities associated with the short sale agreements in the trading securities portfolio, which were included in other liabilities, were $107 million and $387 million, respectively. The Company had pledged $407 million and $614 million of its assets, primarily consisting of trading securities, as collateral to secure the liabilities associated with the short sale agreements in the trading securities portfolio at December 31, 2007 and 2006, respectively.

     During the years ended December 31, 2007, 2006 and 2005, interest and dividends earned on trading securities in addition to the net realized and unrealized gains (losses) recognized on the trading securities and the related short sale agreement liabilities included within net investment income totaled $6 million, $32 million and ($3) million, respectively. Included within unrealized gains (losses) on such trading securities and short sale agreement liabilities, are changes in fair value of ($4) million, $3 million and less than $1 million for the years ended December 31, 2007, 2006 and 2005, respectively.

  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to VIEs for which the Company has concluded that: (i) it is the primary beneficiary and which are consolidated in the Company's consolidated financial statements at December 31, 2007; and (ii) it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                          DECEMBER 31, 2007
                                         ---------------------------------------------------
                                            PRIMARY BENEFICIARY      NOT PRIMARY BENEFICIARY
                                         ------------------------   ------------------------
                                                        MAXIMUM                    MAXIMUM
                                            TOTAL     EXPOSURE TO      TOTAL     EXPOSURE TO
                                         ASSETS (1)     LOSS (2)    ASSETS (1)     LOSS (2)
                                         ----------   -----------   ----------   -----------
                                                            (IN MILLIONS)
Asset-backed securitizations...........    $    --     $      --      $   792         $  100
Real estate joint ventures (3).........         48            26          155             --
Other limited partnership interests
  (4)..................................          2             1       36,236          1,942
Trust preferred securities (5).........         --            --       37,882          2,149
Other investments (6)..................         --            --          358             49
                                         ----------   -----------   ----------   -----------
  Total................................        $50           $27      $75,423     $    4,240
                                         ==========   ===========   ==========   ===========



--------

   (1) The assets of the asset-backed securitizations are reflected at fair value. The assets of the real estate joint ventures, other limited partnership interests, trust preferred securities and other investments are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss relating to the asset-backed securitizations is equal to the carrying amounts of retained interests. In addition, the Company provides collateral management services for certain of these structures for which it collects a management fee. The maximum exposure to loss relating to real estate joint ventures, other limited partnership interests, trust preferred securities and other investments is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

   (3) Real estate joint ventures include partnerships and other ventures which engage in the acquisition, development, management and disposal of real estate investments.

   (4) Other limited partnership interests include partnerships established for the purpose of investing in public and private debt and equity securities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (5) Trust preferred securities are complex, uniquely structured investments which contain features of both equity and debt, may have an extended or no stated maturity, and may be callable at the issuer's option after a defined period of time.

   (6) Other investments include securities that are not trust preferred securities or asset-backed securitizations.

  RELATED PARTY INVESTMENT TRANSACTIONS

     As of December 31, 2007 and 2006, the Company held $162 million and $222 million, respectively, of its total invested assets in the Metropolitan Money Market Pool, an affiliated partnership. These amounts are included in short-term investments. Net investment income from these invested assets was $12 million, $10 million and $6 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     The MetLife Intermediate Income Pool (the "MIIP") was formed as a New York general partnership consisting solely of U.S. domestic insurance companies owned directly or indirectly by MetLife, Inc. and is managed by Metropolitan Life Insurance Company. Each partner's investment in the MIIP represents such partner's pro rata ownership interest in the pool. The affiliated companies' ownership interests in the pooled money market securities held by the MIIP was $101 million and $210 million as of December 31, 2007 and 2006, respectively. Net investment income allocated to affiliates from the MIIP was $7 million, $8 million, and $7 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     In the normal course of business, the Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Assets transferred to and from affiliates, inclusive of amounts related to reinsurance agreements, are as follows:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Estimated fair value of assets transferred to
  affiliates...........................................  $142   $ 97   $762
Amortized cost of assets transferred to affiliates.....  $145   $ 99   $723
Net investment gains (losses) recognized on transfers..  $ (3)  $ (2)  $ 39
Estimated fair value of assets transferred from
  affiliates...........................................  $778   $307   $691

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     The following table presents the notional amount and current market or fair value of derivative financial instruments held at:

                                            DECEMBER 31, 2007                 DECEMBER 31, 2006
                                     -------------------------------   -------------------------------
                                                   CURRENT MARKET                    CURRENT MARKET
                                                    OR FAIR VALUE                     OR FAIR VALUE
                                     NOTIONAL   --------------------   NOTIONAL   --------------------
                                      AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                     --------   ------   -----------   --------   ------   -----------
                                                               (IN MILLIONS)
Interest rate swaps................  $ 48,554   $  416      $  614      $17,865    $ 207      $   79
Interest rate floors...............    32,855      420          --       25,955      193          --
Interest rate caps.................    34,784       44          --       19,754      119          --
Financial futures..................     6,127       35          34        6,824       52          19
Foreign currency swaps.............    16,220      639       1,608       14,952      287       1,102
Foreign currency forwards..........     1,807       41          11        1,204       22           4
Options............................     1,423      123          --            1        1          --
Financial forwards.................     3,449       63           1        2,900       12          24
Credit default swaps...............     5,754       52          31        5,023        4          16
Synthetic GICs.....................     3,670       --          --        3,739       --          --
Other..............................       250       43          --          250       56          --
                                     --------   ------      ------      -------    -----     -------
  Total............................  $154,893   $1,876      $2,299      $98,467    $ 953     $ 1,244
                                     ========   ======      ======      =======    =====     =======



     The above table does not include notional amounts for equity futures and equity variance swaps. At December 31, 2007, the Company owned 171 equity futures. The Company did not own equity futures at December 31, 2006. Fair values of equity futures are included in financial futures in the preceding table. At both December 31, 2007 and 2006, the Company owned 132,000 equity variance swaps. Fair values of equity variance swaps are included in financial forwards in the preceding table.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the notional amount of derivative financial instruments by maturity at December 31, 2007:


                                                                 REMAINING LIFE
                             --------------------------------------------------------------------------------------
                                                  AFTER ONE YEAR      AFTER FIVE YEARS
                             ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS     TOTAL
                             ----------------   ------------------   -----------------   ---------------   --------
                                                                  (IN MILLIONS)
Interest rate swaps.......           $10,021              $24,746              $ 7,900          $ 5,887    $ 48,554
Interest rate floors......                --               13,068               19,787               --      32,855
Interest rate caps........            21,204               13,580                   --               --      34,784
Financial futures.........             6,127                   --                   --               --       6,127
Foreign currency swaps....             1,612                6,468                6,556            1,584      16,220
Foreign currency
  forwards................             1,799                   --                   --                8       1,807
Options...................                --                   --                1,250              173       1,423
Financial forwards........                --                   --                   --            3,449       3,449
Credit default swaps......               305                3,985                1,215              249       5,754
Synthetic GICs............               317                   --                   --            3,353       3,670
Other.....................                --                   --                   --              250         250
                             ----------------   ------------------   -----------------   ---------------   --------
  Total...................     $      41,385     $         61,847     $         36,708     $     14,953    $154,893
                             ================   ==================   =================   ===============   ========



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. In a basis swap, both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Basis swaps are included in interest rate swaps in the preceding table.

     Interest rate caps and floors are used by the Company primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches), as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps, foreign currency forwards and currency option contracts, are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. The Company also uses foreign currency forwards and swaps to hedge the foreign currency risk associated with certain of its net investments in foreign operations.

     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     The Company enters into currency option contracts that give it the right, but not the obligation, to sell the foreign currency amount in exchange for a functional currency amount within a limited time at a contracted price. The contracts may also be net settled in cash, based on differentials in the foreign exchange rate and the strike price. Currency option contracts are included in options in the preceding table.

     Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities, as well as to sell, or monetize, embedded call options in its fixed rate liabilities. A swaption is an option to enter into a swap with an effective date equal to the exercise date of the embedded call and a maturity date equal to the maturity date of the underlying liability. The Company receives a premium for entering into the swaption. Swaptions are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Swap spread locks are used by the Company to hedge invested assets on an economic basis against the risk of changes in credit spreads. Swap spread locks are forward starting swaps where the Company agrees to pay a coupon based on a predetermined reference swap spread in exchange for receiving a coupon based on a floating rate. The Company has the option to cash settle with the counterparty in lieu of maintaining the swap after the effective date. Swap spread locks are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


instrument such as a U.S. Treasury or Agency security. The Company also enters into certain credit default swaps held in relation to trading portfolios.

     A synthetic guaranteed interest contract ("GIC") is a contract that simulates the performance of a traditional GIC through the use of financial instruments. Under a synthetic GIC, the policyholder owns the underlying assets. The Company guarantees a rate return on those assets for a premium.

     Total rate of return swaps ("TRRs") are swaps whereby the Company agrees with another party to exchange, at specified intervals, the difference between the economic risk and reward of an asset or a market index and LIBOR, calculated by reference to an agreed notional principal amount. No cash is exchanged at the outset of the contract. Cash is paid and received over the life of the contract based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date. TRRs can be used as hedges or to synthetically create investments and are included in the other classification in the preceding table.

  HEDGING

     The following table presents the notional amount and fair value of derivatives by type of hedge designation at:

                                      DECEMBER 31, 2007                 DECEMBER 31, 2006
                               -------------------------------   -------------------------------
                                               FAIR VALUE                        FAIR VALUE
                               NOTIONAL   --------------------   NOTIONAL   --------------------
                                AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                               --------   ------   -----------   --------   ------   -----------
                                                         (IN MILLIONS)
Fair value...................  $  9,301   $  630      $   94      $ 7,890    $ 290      $   84
Cash flow....................     3,084       23         311        2,656       33         149
Foreign operations...........       686       --         116          489       --          39
Non-qualifying...............   141,822    1,223       1,778       87,432      630         972
                               --------   ------     -------      -------    -----     -------
  Total......................  $154,893   $1,876     $ 2,299      $98,467     $953     $ 1,244
                               ========   ======     =======      =======    =====     =======



     The following table presents the settlement payments recorded in income for the:

                                                             YEARS ENDED
                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Qualifying hedges:
  Net investment income................................  $ 24   $ 48   $ 42
  Interest credited to policyholder account balances...   (28)   (26)    17
Non-qualifying hedges:
  Net investment income................................    (5)    --     --
  Net investment gains (losses)........................   197    225     86
                                                         ----   ----   ----
     Total.............................................  $188   $247   $145
                                                         ====   ====   ====



  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated investments and liabilities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Changes in the fair value of derivatives.............  $ 319   $ 278   $(118)
Changes in the fair value of the items hedged........   (308)   (278)    116
                                                       -----   -----   -----
Net ineffectiveness of fair value hedging
  activities.........................................  $  11   $  --   $  (2)
                                                       =====   =====   =====



     All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities to fixed rate liabilities; (iii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities; and (iv) financial forwards to buy and sell securities.

     For the years ended December 31, 2007 and 2006, the Company did not recognize any net investment gains (losses) which represented the ineffective portion of all cash flow hedges. For the year ended December 31, 2005, the Company recognized net investment gains (losses) of ($21) million which represented the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge effectiveness. In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. The net amounts reclassified into net investment losses for the years ended December 31, 2007, 2006 and 2005 related to such discontinued cash flow hedges were $3 million, $3 million and $42 million, respectively. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the years ended December 31, 2007, 2006 and 2005.

     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:

                                                        YEARS ENDED DECEMBER
                                                                31,
                                                       ---------------------
                                                        2007    2006    2005
                                                       -----   -----   -----
                                                           (IN MILLIONS)
Other comprehensive income (loss) balance at January
  1,.................................................  $(238)  $(207)  $(447)
Gains (losses) deferred in other comprehensive income
  (loss) on the effective portion of cash flow
  hedges.............................................   (185)    (30)    168
Amounts reclassified to net investment gains
  (losses)...........................................    150     (15)     72
Amounts reclassified to net investment income........     12      15       2
Amortization of transition adjustment................     (1)     (1)     (2)
                                                       -----   -----   -----
Other comprehensive income (loss) balance at December
  31,................................................  $(262)  $(238)  $(207)
                                                       =====   =====   =====



     At December 31, 2007, $91 million of the deferred net loss on derivatives accumulated in other comprehensive income (loss) is expected to be reclassified to earnings during the year ending December 31, 2008.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  HEDGES OF NET INVESTMENTS IN FOREIGN OPERATIONS

     The Company uses forward exchange contracts, foreign currency swaps, options and non-derivative financial instruments to hedge portions of its net investments in foreign operations against adverse movements in exchange rates. The Company measures ineffectiveness on the forward exchange contracts based upon the change in forward rates. There was no ineffectiveness recorded for the years ended December 31, 2007, 2006 and 2005.

     The Company's consolidated statements of stockholder's equity for the years ended December 31, 2007, 2006 and 2005 include gains (losses) of ($144) million, ($7) million and ($27) million, respectively, related to foreign currency contracts and non-derivative financial instruments used to hedge its net investments in foreign operations. At December 31, 2007 and 2006, the cumulative foreign currency translation loss recorded in accumulated other comprehensive income related to these hedges was $235 million and $91 million, respectively. When net investments in foreign operations are sold or substantially liquidated, the amounts in accumulated other comprehensive income are reclassified to the consolidated statements of income, while a pro rata portion will be reclassified upon partial sale of the net investments in foreign operations.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps, purchased caps and floors, and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards, swaps and option contracts to economically hedge its exposure to adverse movements in exchange rates; (iii) swaptions to sell embedded call options in fixed rate liabilities; (iv) credit default swaps to economically hedge exposure to adverse movements in credit; (v) equity futures, interest rate futures and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products; (vi) swap spread locks to economically hedge invested assets against the risk of changes in credit spreads; (vii) financial forwards to buy and sell securities; (viii) synthetic guaranteed interest contracts; (ix) credit default swaps and TRRs to synthetically create investments; (x) basis swaps to better match the cash flows of assets and related liabilities; (xi) credit default swaps held in relation to trading portfolios; and (xii) swaptions to hedge interest rate risk.

     The following table presents changes in fair value related to derivatives that do not qualify for hedge accounting:

                                                              YEARS ENDED DECEMBER
                                                                       31,
                                                              --------------------
                                                               2007    2006   2005
                                                              -----   -----   ----
                                                                  (IN MILLIONS)
Net investment gains (losses), excluding embedded
  derivatives...............................................  $(743)  $(701)  $372
Net investment income (1)...................................  $  20   $  --   $ --


--------

   (1) Changes in fair value related to derivatives held in relation to trading portfolios.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts, guaranteed minimum accumulation contracts and modified coinsurance contracts.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the fair value of the Company's embedded derivatives at:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Embedded derivative assets..................................  $ 91   $ 57
Embedded derivative liabilities.............................  $694   $164


     The following table presents changes in fair value related to embedded derivatives:

                                                             YEARS ENDED
                                                             DECEMBER 31,
                                                         -------------------
                                                          2007   2006   2005
                                                         -----   ----   ----
                                                            (IN MILLIONS)
Net investment gains (losses)..........................  $(135)  $ 12   $ 29
Interest credited to policyholder account balances.....  $ (66)  $(80)  $(45)


  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2007 and 2006, the Company was obligated to return cash collateral under its control of $233 million and $94 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. As of December 31, 2007 and 2006, the Company had also accepted collateral consisting of various securities with a fair market value of $98 million and $16 million, respectively, which are held in separate custodial accounts. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2007 and 2006, none of the collateral had been sold or repledged.

     As of December 31, 2007 and 2006, the Company provided collateral of $162 million and $80 million, respectively, which is included in fixed maturity securities in the consolidated balance sheets. In addition, the Company has exchange traded futures, which require the pledging of collateral. As of December 31, 2007 and 2006, the Company pledged collateral of $33 million and $23 million, respectively, which is included in fixed maturity securities. The counterparties are permitted by contract to sell or repledge this collateral.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:

                                                       DAC      VOBA    TOTAL
                                                     -------   -----   -------
                                                           (IN MILLIONS)
Balance at January 1, 2005.........................  $10,255   $ 807   $11,062
  Capitalizations..................................    1,619      --     1,619
                                                     -------   -----   -------
       Subtotal....................................   11,874     807    12,681
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................       13       2        15
     Unrealized investment gains (losses)..........     (244)    (15)     (259)
     Other expenses................................    1,304      66     1,370
                                                     -------   -----   -------
       Total amortization..........................    1,073      53     1,126
                                                     -------   -----   -------
  Less: Dispositions and other.....................      120      (3)      117
                                                     -------   -----   -------
Balance at December 31, 2005.......................   10,681     757    11,438
  Capitalizations..................................    1,677      --     1,677
                                                     -------   -----   -------
       Subtotal....................................   12,358     757    13,115
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (136)     (2)     (138)
     Unrealized investment gains (losses)..........      105     (14)       91
     Other expenses................................    1,248     (21)    1,227
                                                     -------   -----   -------
       Total amortization..........................    1,217     (37)    1,180
                                                     -------   -----   -------
  Less: Dispositions and other.....................      (85)    (23)     (108)
                                                     -------   -----   -------
Balance at December 31, 2006.......................   11,226     817    12,043
  Effect of SOP 05-1 adoption......................     (195)   (123)     (318)
  Capitalizations..................................    1,689      --     1,689
                                                     -------   -----   -------
       Subtotal....................................   12,720     694    13,414
                                                     -------   -----   -------
  Less: Amortization related to:
     Net investment gains (losses).................     (224)     (1)     (225)
     Unrealized investment gains (losses)..........      110      71       181
     Other expenses................................    1,364      21     1,385
                                                     -------   -----   -------
       Total amortization..........................    1,250      91     1,341
                                                     -------   -----   -------
  Less: Dispositions and other.....................      (68)     --       (68)
                                                     -------   -----   -------
Balance at December 31, 2007.......................  $11,538   $ 603   $12,141
                                                     =======   =====   =======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $48 million in 2008, $41 million in 2009, $35 million in 2010, $37 million in 2011 and $38 million in 2012.

     Amortization of VOBA and DAC is related to (i) investment gains and losses and the impact of such gains and losses on the amount of the amortization; (ii) unrealized investment gains and losses to provide information regarding the amount that would have been amortized if such gains and losses had been recognized; and (iii) other

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


expenses to provide amounts related to the gross margins or profits originating from transactions other than investment gains and losses.

6.  GOODWILL

     Goodwill, which is included in other assets, is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Balance at January 1,.......................................  $202   $200
Acquisitions................................................     2      2
                                                              ----   ----
Balance at December 31,.....................................  $204   $202
                                                              ====   ====



7.  INSURANCE

  INSURANCE LIABILITIES

     Insurance liabilities are as follows:

                                                            DECEMBER 31,
                                   -------------------------------------------------------------
                                                                                OTHER
                                     FUTURE POLICY        POLICYHOLDER       POLICYHOLDER
                                        BENEFITS        ACCOUNT BALANCES        FUNDS
                                   -----------------   -----------------   ---------------
                                     2007      2006      2007      2006     2007     2006
                                   -------   -------   -------   -------   ------   ------
                                                         (IN MILLIONS)
Institutional
  Group life.....................  $ 3,326   $ 3,250   $13,207   $12,774   $2,359   $2,252
  Retirement & savings...........   26,119    25,797    38,749    32,396      213       20
  Non-medical health & other.....   10,430     9,339       501        --      595      529
Individual
  Traditional life...............   51,457    50,737        --        --    1,431    1,395
  Universal variable life........      229       207     6,121     6,129      791      746
  Annuities......................    1,817     1,879    20,056    20,604       14      375
  Other..........................       --        --     2,368     2,381        1        1
International....................      324       291         4         3        2        1
Reinsurance......................    6,159     5,140     6,656     6,213    2,298    1,979
Corporate and Other (1)..........      (21)      (41)       (2)       (2)      39       74
                                   -------   -------   -------   -------   ------   ------
     Total.......................  $99,840   $96,599   $87,660   $80,498   $7,743   $7,372
                                   =======   =======   =======   =======   ======   ======



     (1) Corporate and Other includes intersegment eliminations.

     Affiliated insurance liabilities included in the table above include reinsurance assumed and ceded. Affiliated future policy benefits, included in the table above, were $406 million and $422 million at December 31, 2007 and 2006, respectively. Affiliated policyholder account balances, included in the table above, were $613 million and $278 million at December 31, 2007 and 2006, respectively. Affiliated other policyholder funds, included in the table above, were ($251) million and $177 million at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  VALUE OF DISTRIBUTION AGREEMENTS AND CUSTOMER RELATIONSHIPS ACQUIRED

     Information regarding the VODA and VOCRA, which are reported in other assets, is as follows:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                            2007         2006
                                                         ---------    ---------
                                                              (IN MILLIONS)
Balance at January 1,..................................       $439         $ --
Capitalization.........................................         --          441
Amortization...........................................         (8)          (2)
                                                         ---------    ---------
Balance at December 31,................................  $     431    $     439
                                                         =========    =========



     The value of the other identifiable intangibles included in the table above reflects the estimated fair value of Citigroup/Travelers distribution agreement and customer relationships acquired at the original acquisition date and will be amortized in relation to the expected economic benefits of the agreement. The weighted average amortization period of the other intangible assets is 16 years. If actual experience under the distribution agreements or with customer relationships differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital as well as the weighted average cost of capital required by market participants. A discounted rate of 11.5% was used to value these intangible assets.

     The estimated future amortization expense allocated to other expenses for the next five years for VODA and VOCRA is $12 million in 2008, $15 million in 2009, $18 million in 2010, $21 million in 2011 and $24 million in 2012. See Note 2 for a description of acquisitions and dispositions.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:

                                                       YEARS ENDED DECEMBER
                                                                31,
                                                       --------------------
                                                        2007    2006   2005
                                                       -----   -----   ----
                                                           (IN MILLIONS)
Balance at January 1,................................   $121    $ 95    $75
Capitalization.......................................     29      31     29
Amortization.........................................    (18)     (5)    (9)
                                                       -----   -----   ----
Balance at December 31,..............................  $ 132   $ 121   $ 95
                                                       =====   =====   ====



  SEPARATE ACCOUNTS

     Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $71.4 billion and $64.5 billion at December 31, 2007 and 2006, respectively, for which the policyholder assumes all investment risk, and separate accounts with a minimum return or account value for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $18.3 billion and $16.5 billion at December 31, 2007 and 2006, respectively. The latter category consisted primarily of Met Managed GICs and participating close-out contracts. The average interest rate credited on these contracts was 4.73% and 4.63% at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $1.3 billion, $1.2 billion and $1.1 billion for the years ended December 31, 2007, 2006 and 2005, respectively.

     The Company's proportional interest in separate accounts is included in the consolidated balance sheets as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Fixed maturity securities....................................   $ 6    $ 5
Equity securities............................................   $35    $35
Cash and cash equivalents....................................   $ 1    $ 1


     For the years ended December 31, 2007, 2006 and 2005, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  OBLIGATIONS UNDER GUARANTEED INTEREST CONTRACT PROGRAM

     The Company issues fixed and floating rate obligations under its GIC program which are denominated in either U.S. dollars or foreign currencies. During the years ended December 31, 2007, 2006 and 2005, the Company issued $4.6 billion, $5.2 billion and $4.0 billion, respectively, and repaid $3.7 billion, $1.5 billion and $1.1 billion, respectively, of GICs under this program. At December 31, 2007 and 2006, GICs outstanding, which are included in policyholder account balances, were $19.1 billion and $16.8 billion, respectively. During the years ended December 31, 2007, 2006 and 2005, interest credited on the contracts, which are included in interest credited to policyholder account balances, was $918 million, $673 million and $384 million, respectively.

  OBLIGATIONS UNDER FUNDING AGREEMENTS

     Metropolitan Life Insurance Company is a member of the Federal Home Loan Bank of New York ("FHLB of NY") and holds $339 million and $136 million of common stock of the FHLB of NY at December 31, 2007 and 2006, respectively, which is included in equity securities. Metropolitan Life Insurance Company has also entered into funding agreements with the FHLB of NY whereby Metropolitan Life Insurance Company has issued such funding agreements in exchange for cash and for which the FHLB of NY has been granted a lien on certain Metropolitan Life Insurance Company assets, including residential mortgage-backed securities to collateralize Metropolitan Life Insurance Company 's obligations under the funding agreements. Metropolitan Life Insurance Company maintains control over these pledged assets, and may use, commingle, encumber or dispose of any portion of the collateral as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by Metropolitan Life Insurance Company , the FHLB of NY's recovery on the collateral is limited to the amount of Metropolitan Life Insurance Company 's liability to the FHLB of NY. The amount of the Company's liability for funding agreements with the FHLB of NY was $4.6 billion at December 31, 2007, which is included in policyholder account balances. The advances on these agreements are collateralized by residential mortgage-backed securities with fair values of $4.8 billion at December 31, 2007. Metropolitan Life Insurance Company did not have any funding agreements with the FHLB of NY at December 31, 2006.

     Metropolitan Life Insurance Company has issued funding agreements to certain trusts that have issued securities guaranteed as to payment of interest and principal by the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances,

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


be secured by other qualified collateral. The amount of the Company's liability for funding agreements issued to such trusts was $2.5 billion and $1.5 billion at December 31, 2007 and 2006, respectively, which is included in policyholder account balances. The obligations under these funding agreements are collateralized by designated agricultural real estate mortgage loans with fair values of $2.9 billion and $1.7 billion at December 31, 2007 and 2006, respectively.

  LIABILITIES FOR UNPAID CLAIMS AND CLAIM EXPENSES

     Information regarding the liabilities for unpaid claims and claim expenses relating to group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policyholder funds, is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Balance at January 1,.............................  $ 4,500   $ 4,191   $ 3,847
  Less: Reinsurance recoverables..................     (268)     (295)     (292)
                                                    -------   -------   -------
Net balance at January 1,.........................    4,232     3,896     3,555
                                                    -------   -------   -------
Incurred related to:
  Current year....................................    3,743     2,997     2,791
  Prior years.....................................     (104)      (28)      (41)
                                                    -------   -------   -------
                                                      3,639     2,969     2,750
                                                    -------   -------   -------
Paid related to:
  Current year....................................   (2,077)   (1,814)   (1,667)
  Prior years.....................................     (885)     (819)     (742)
                                                    -------   -------   -------
                                                     (2,962)   (2,633)   (2,409)
                                                    -------   -------   -------
Net balance at December 31,.......................    4,909     4,232     3,896
  Add: Reinsurance recoverables...................      265       268       295
                                                    -------   -------   -------
Balance at December 31,...........................  $ 5,174   $ 4,500   $ 4,191
                                                    =======   =======   =======



     During 2007 and 2006, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased by $104 million and $28 million, respectively, due to improved loss ratio for non-medical health claim liabilities and improved claim management.

     In 2005, the claims and claim adjustment expenses decreased by $41 million due to a refinement in the estimation methodology for non-medical health long-term care claim liabilities, improved loss ratio for non-medical health claims liabilities and improved claim management.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for: (i) return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); and (ii) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return"). The Company also issues annuity contracts that apply a lower rate of funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death or at annuitization.

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid up benefit.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:

                                                             DECEMBER 31,
                                ---------------------------------------------------------------------
                                              2007                                 2006
                                --------------------------------     --------------------------------
                                    IN THE               AT              IN THE               AT
                                EVENT OF DEATH     ANNUITIZATION     EVENT OF DEATH     ANNUITIZATION
                                --------------     -------------     --------------     -------------
                                                            (IN MILLIONS)
ANNUITY CONTRACTS (1)
RETURN OF NET DEPOSITS
Separate account value........    $     3,937               N/A         $    3,233               N/A
Net amount at risk (2)........    $         7(3)            N/A         $       --(3)            N/A
Average attained age of
  contractholders.............     60 years                 N/A          59 years                N/A
ANNIVERSARY CONTRACT VALUE OR
  MINIMUM RETURN
Separate account value........    $    36,404        $    6,524         $   34,362        $    5,273
Net amount at risk (2)........    $       399(3)     $       86(4)      $      354(3)     $       16(4)
Average attained age of
  contractholders.............       62 years         57 years            61 years         57 years
TWO TIER ANNUITIES
General account value.........            N/A        $      286                N/A        $      296
Net amount at risk (2)........            N/A        $       51(5)             N/A        $       53(5)
Average attained age of
  contractholders.............            N/A          60 years                N/A          58 years



                                                           DECEMBER 31,
                                        -------------------------------------------------
                                                  2007                      2006
                                        -----------------------   -----------------------
                                         SECONDARY     PAID UP     SECONDARY     PAID UP
                                        GUARANTEES   GUARANTEES   GUARANTEES   GUARANTEES
                                        ----------   ----------   ----------   ----------
                                                          (IN MILLIONS)
UNIVERSAL AND VARIABLE LIFE CONTRACTS
  (1)
Account value (general and separate
  account)............................   $   6,550    $   1,403    $   6,094    $   1,770
Net amount at risk (2)................   $ 103,219(3) $  13,482(3) $ 101,431(3) $  14,500(3)
Average attained age of
  policyholders.......................    47 years     54 years     46 years     53 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



   (4) The net amount at risk for guarantees of amounts at annuitization is defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance.

   (5) The net amount at risk for two tier annuities is based on the excess of the upper tier, adjusted for a profit margin, less the lower tier.

     Information regarding the liabilities for guarantees (excluding base policy liabilities) relating to annuity and universal and variable life contracts is as follows:

                                                            UNIVERSAL AND VARIABLE
                                                                LIFE CONTRACTS
                                                           -----------------------
                                   ANNUITY CONTRACTS
                              --------------------------
                              GUARANTEED     GUARANTEED
                                 DEATH     ANNUITIZATION    SECONDARY     PAID UP
                               BENEFITS       BENEFITS     GUARANTEES   GUARANTEES     TOTAL
                              ----------   -------------   ----------   ----------   ---------
                                                        (IN MILLIONS)
Balance at January 1, 2005..  $        6   $           7   $        6   $        7   $      26
Incurred guaranteed
  benefits..................           4              --            3            3          10
Paid guaranteed benefits....          (2)             --           (1)          --          (3)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2005......................           8               7            8           10          33
Incurred guaranteed
  benefits..................           1              --            1           (1)          1
Paid guaranteed benefits....          (3)             --           --           --          (3)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2006......................           6               7            9            9          31
Incurred guaranteed
  benefits..................           4               8            4            3          19
Paid guaranteed benefits....          (2)             --           --           --          (2)
                              ----------   -------------   ----------   ----------   ---------
Balance at December 31,
  2007......................         $ 8             $15          $13          $12         $48
                              ==========   =============   ==========   ==========   =========



     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:

                                                             DECEMBER 31,
                                                          -----------------
                                                            2007      2006
                                                          -------   -------
                                                            (IN MILLIONS)
Mutual Fund Groupings
  Equity................................................  $23,494   $23,510
  Bond..................................................    3,430     2,757
  Balanced..............................................    5,312     1,125
  Money Market..........................................      350       220
  Specialty.............................................      402       522
                                                          -------   -------
     Total..............................................  $32,988   $28,134
                                                          =======   =======



8.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. Until 2005, the Company reinsured up to 90% of the mortality risk for all new individual life insurance policies that it wrote through its various franchises. This practice was initiated by the different franchises for different products starting at various points in time between 1992 and 2000. During 2005, the Company changed its

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


retention practices for certain individual life insurance. Amounts reinsured in prior years remain reinsured under the original reinsurance; however, under the new retention guidelines, the Company reinsures up to 90% of the mortality risk in excess of $1 million for most new individual life insurance policies that it writes through its various franchises and for certain individual life policies the retention limits remained unchanged. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. In addition, the Company reinsures a significant portion of the mortality risk on its individual universal life policies issued since 1983. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk as described previously, the Company reinsures other risks, as well as specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company had also protected itself through the purchase of combination risk coverage. This reinsurance coverage pooled risks from several lines of business and included individual and group life claims in excess of $2 million per policy. This combination risk coverage was commuted during 2005.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

     In the Reinsurance Segment, Reinsurance Group of America, Incorporated ("RGA"), retains a maximum of $6 million of coverage per individual life with respect to its assumed reinsurance business.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:

                                                     YEARS ENDED DECEMBER 31,
                                                   ---------------------------
                                                     2007      2006      2005
                                                   -------   -------   -------
                                                          (IN MILLIONS)
Direct premiums..................................  $17,413   $16,960   $16,466
Reinsurance assumed..............................    5,961     5,061     4,517
Reinsurance ceded................................   (2,029)   (1,737)   (1,727)
                                                   -------   -------   -------
Net premiums.....................................  $21,345   $20,284   $19,256
                                                   =======   =======   =======
Reinsurance recoverables netted against
  policyholder benefits and claims...............  $ 1,637   $ 1,552   $ 1,495
                                                   =======   =======   =======



     Reinsurance recoverables, included in premiums and other receivables, were $21.2 billion and $5.2 billion at December 31, 2007 and 2006, respectively, including $17.2 billion and $1.2 billion for years ending December 31, 2007 and 2006, respectively, relating to reinsurance of long-term GICs, structured settlement lump sum contracts and closed block liabilities accounted for as financing transactions, and $1.1 billion and $1.4 billion at December 31, 2007 and 2006, respectively, relating to the reinsurance of investment-type contracts held by small market defined contribution plans. Reinsurance and ceded commissions payables, included in other liabilities, were $323 million and $202 million at December 31, 2007 and 2006, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has reinsurance agreements with certain of the Holding Company's subsidiaries, including Exeter Reassurance Company, Ltd., Texas Life Insurance Company ("TLIC"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI USA"), MetLife Investors Insurance Company, MetLife Reinsurance Company of Charleston ("MRC"), and MTL, all of which are related parties. At December 31, 2007, the Company had reinsurance-related assets and liabilities from these agreements totaling $17.6 billion and $20.1 billion, respectively. At December 31, 2006, comparable assets and liabilities were $1.7 billion and $5.6 billion, respectively.

     The following table reflects the related party reinsurance information recorded in income for the:

                                                            YEARS ENDED
                                                            DECEMBER 31,
                                                        -------------------
                                                        2007   2006    2005
                                                        ----   ----   -----
                                                           (IN MILLIONS)
Assumed premiums......................................  $ 52   $ 42   $  37
Assumed fees, included in universal life and
  investment-type product policy fees.................  $  2   $  1   $  --
Interest earned on assumed reinsurance, included in
  other revenues......................................  $ (4)  $ (3)  $  (3)
Assumed benefits, included in policyholder benefits
  and claims..........................................  $ 54   $ 86   $ 108
Assumed benefits, included in interest credited to
  policyholder account balances.......................  $ 18   $ 11   $   8
Assumed acquisition costs, included in other
  expenses............................................  $144   $322   $ 137
Ceded premiums........................................  $113   $116   $ 141
Ceded fees, included in universal life and investment-
  type product policy fees............................  $112   $ 64   $ 218
Ceded fees, included in net investment gains
  (losses)............................................  $ --   $ --   $   6
Interest earned on ceded reinsurance, included in
  other revenues......................................  $ --   $ --   $   2
Ceded benefits, included in policyholder benefits and
  claims..............................................  $ 80   $ 69   $  85
Ceded benefits, included in interest credited to
  policyholder account balances.......................  $ 65   $ 49   $  42
Ceded benefits, included in policyholder dividends....  $ 29   $ 27   $  24
Interest costs on ceded reinsurance, included in other
  expenses............................................  $  5   $ (2)  $(120)


     The Company has ceded risks related to guaranteed minimum benefit riders written by the Company to another affiliate. The guaranteed minimum benefit riders directly written by the Company are embedded derivatives and are included within net investment gains (losses). The ceded reinsurance also contain embedded derivatives and changes in their fair value are included within net investment gains (losses). The ceded amounts were $42 million, ($18) million and ($5) million for the years ended December 31, 2007, 2006 and 2005, respectively.

     Effective January 1, 2005, a subsidiary of the Company, General American Life Insurance Company ("GALIC") entered into a reinsurance agreement to cede an in-force block of business to MLI USA, an affiliate. This agreement covered certain term and universal life policies issued by GALIC on and after January 1, 2000 through December 31, 2004. This agreement also covers certain term and universal life policies issued on or after January 1, 2005. Under this agreement, GALIC transferred $797 million of liabilities and $411 million in assets to MLI USA related to the policies in-force as of December 31, 2004. As a result of the transfer of assets, GALIC recognized a realized gain of $19 million, net of income taxes. GALIC also received and deferred 100% of a $386 million ceding commission resulting in no gain or loss on the transfer of the in-force business as of January 1, 2005. For the policies issued on or after January 1, 2005, GALIC ceded premiums and related fees of $121 million, $119 million and $192 million, respectively, and ceded benefits and related costs of $86 million, $98 million and $143 million, respectively, for the years ended December 31, 2007, 2006 and 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Reinsurance recoverables, included in premiums and other receivables, related to this reinsurance agreement as of December 31, 2007 and 2006 were $1.1 billion and $1.0 billion, respectively.

     On December 1, 2006, TLIC recaptured business previously ceded under a 2002 reinsurance treaty with the Company. The agreement required the Company to assume, on a co-insurance basis, certain structured settlement business from TLIC. On January 5, 2007, the Company transferred cash in the amount of $989 million, which represented $984 million for the fair value of the returned future policy benefits plus $5 million in interest. For the year ended December 31, 2006, as a result of this transaction, the Company recognized an expense of $184 million.

     In December 2007, the Company ceded a portion of its closed block liabilities on a coinsurance with funds withheld basis to MRC, an affiliate. The cession to MRC does not transfer significant risk and therefore is accounted for under the deposit method. In connection with this transaction the Company recorded in premiums and other receivables, an affiliated receivable of $16 billion and in other liabilities, an affiliated funds withheld liability of $16 billion.

9.  CLOSED BLOCK

     On April 7, 2000, (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance (the "Superintendent") approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

     The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

     The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the effective date of the demutualization (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block is greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block is less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Information regarding the closed block liabilities and assets designated to the closed block is as follows:

                                                                      DECEMBER 31,
                                                                    ----------------
                                                                      2007     2006
                                                                    -------  -------
                                                                      (IN MILLIONS)
CLOSED BLOCK LIABILITIES
  Future policy benefits..........................................  $43,362  $43,089
  Other policyholder funds........................................      323      282
  Policyholder dividends payable..................................      709      701
  Policyholder dividend obligation................................      789    1,063
  Payables for collateral under securities loaned and other
     transactions.................................................    5,610    6,483
  Other liabilities...............................................      290      192
                                                                    -------  -------
     Total closed block liabilities...............................   51,083   51,810
                                                                    -------  -------
ASSETS DESIGNATED TO THE CLOSED BLOCK
Investments:
  Fixed maturity securities available-for-sale, at estimated fair
     value (amortized cost: $29,631 and $30,286, respectively)....   30,481   31,255
  Equity securities available-for-sale, at estimated fair value
     (cost: $1,555 and $1,184, respectively)......................    1,875    1,484
  Mortgage loans on real estate...................................    7,472    7,848
  Policy loans....................................................    4,290    4,212
  Real estate and real estate joint ventures held-for-investment..      297      242
  Short-term investments..........................................       14       62
  Other invested assets...........................................      829      644
                                                                    -------  -------
     Total investments............................................   45,258   45,747
Cash and cash equivalents.........................................      333      255
Accrued investment income.........................................      485      517
Deferred income tax assets........................................      640      754
Premiums and other receivables....................................      151      156
                                                                    -------  -------
     Total assets designated to the closed block..................   46,867   47,429
                                                                    -------  -------
Excess of closed block liabilities over assets designated to the
  closed block....................................................    4,216    4,381
                                                                    -------  -------
Amounts included in accumulated other comprehensive income:
  Unrealized investment gains (losses), net of income tax of $424
     and $457, respectively.......................................      751      812
  Unrealized gains (losses) on derivative instruments, net of
     income tax of ($19) and ($18), respectively..................      (33)     (32)
  Allocated to policyholder dividend obligation, net of income tax
     of ($284) and ($381), respectively...........................     (505)    (681)
                                                                    -------  -------
  Total amounts included in accumulated other comprehensive
     income.......................................................      213       99
                                                                    -------  -------
Maximum future earnings to be recognized from closed block assets and liabilities.................................................  $ 4,429  $ 4,480
                                                                    =======  =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

Information regarding the closed block policyholder dividend obligation is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
Balance at January 1,.....................................  $1,063   $1,607   $2,243
Impact on revenues, net of expenses and income tax........      --     (114)      (9)
Change in unrealized investment and derivative gains
  (losses)................................................    (274)    (430)    (627)
                                                            ------   ------   ------
Balance at December 31,...................................  $  789   $1,063   $1,607
                                                            ======   ======   ======



Information regarding the closed block revenues and expenses is as follows:

                                                            YEARS ENDED DECEMBER 31,
                                                            ------------------------
                                                             2007     2006     2005
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $2,870   $2,959   $3,062
  Net investment income and other revenues................   2,350    2,355    2,382
  Net investment gains (losses)...........................      28     (130)      10
                                                            ------   ------   ------
     Total revenues.......................................   5,248    5,184    5,454
                                                            ------   ------   ------
EXPENSES
  Policyholder benefits and claims........................   3,457    3,474    3,478
  Policyholder dividends..................................   1,492    1,479    1,465
  Change in policyholder dividend obligation..............      --     (114)      (9)
  Other expenses..........................................     231      247      263
                                                            ------   ------   ------
     Total expenses.......................................   5,180    5,086    5,197
                                                            ------   ------   ------
Revenues, net of expenses before income tax...............      68       98      257
Income tax................................................      21       34       90
                                                            ------   ------   ------
Revenues, net of expenses and income tax from continuing
  operations..............................................      47       64      167
Revenues, net of expenses and income tax from discontinued
  operations..............................................      --        1       --
                                                            ------   ------   ------
Revenues, net of expenses and income tax and discontinued
  operations..............................................  $   47   $   65   $  167
                                                            ======   ======   ======



     The change in the maximum future earnings of the closed block is as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                         2007     2006     2005
                                                        ------   ------   ------
                                                              (IN MILLIONS)
Balance at December 31,...............................  $4,429   $4,480   $4,545
Less:
  Cumulative effect of a change in accounting
     principle, net of income tax.....................      (4)      --       --
                                                        ------   ------   ------
Balance at January 1,.................................   4,480    4,545    4,712
                                                        ------   ------   ------
Change during year....................................  $  (47)  $  (65)  $ (167)
                                                        ======   ======   ======



     Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes, and other additive state or local taxes, as well as investment management expenses relating to the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

10.  LONG-TERM AND SHORT-TERM DEBT

     Long-term and short-term debt outstanding is as follows:

                                            INTEREST RATES
                                       ------------------------                 DECEMBER 31,
                                                       WEIGHTED               ---------------
                                           RANGE        AVERAGE    MATURITY    2007     2006
                                       -------------   --------   ---------   ------   ------
                                                                               (IN MILLIONS)
Senior notes.........................  5.63% - 6.75%     6.08%    2011-2017   $  497   $  200
Surplus notes -- affiliated..........  5.85% - 7.38%     6.61%    2009-2037    1,394      800
Surplus notes........................  7.63% - 7.88%     7.76%    2015-2025      697      697
Capital notes -- affiliated..........      7.13%         7.13%    2032-2033      500      500
Fixed rate notes.....................  5.50% - 7.25%     6.68%       2008         73      107
Other notes with varying interest
  rates..............................  4.45% - 4.50%     4.47%    2010-2012        3        3
Capital lease obligations............                                             51       62
                                                                              ------   ------
Total long-term debt.................                                          3,215    2,369
Total short-term debt................                                            357      833
                                                                              ------   ------
  Total..............................                                         $3,572   $3,202
                                                                              ======   ======



     The aggregate maturities of long-term debt as of December 31, 2007 for the next five years are $85 million in 2008, $13 million in 2009, $2 million in 2010, $201 million in 2011, $1 million in 2012 and $2,912 million thereafter.

     Capital lease obligations are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes, fixed rate notes and other notes with varying interest rates, followed by subordinated debt which consists of junior subordinated debentures. Payments of interest and principal on the Company's surplus notes, which are subordinate to all other debt, may be made only with the prior approval of the insurance department of the state of domicile.

  SENIOR NOTES

     In March 2007, RGA issued $300 million of 10-year senior notes with a fixed rate of 5.625%, payable semiannually. RGA used $50 million of the net proceeds of the offering to repay existing debt during the year ended December 31, 2007.

     RGA repaid a $100 million 7.25% senior note which matured in April 2006.

  SURPLUS NOTES

     In December 2007, the Company repaid the $800 million surplus note issued in December 2005 with an interest rate of 5.00% to the Holding Company and then issued to the Holding Company a $700 million surplus note with an interest rate of LIBOR plus 1.15%.

     In December 2007, the Company issued a $694 million surplus note to MetLife Capital Trust IV, an affiliate, with an interest rate of 7.38%.

     The Company repaid a $250 million 7% surplus note which matured on November 1, 2005.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  SHORT-TERM DEBT

     During the years ended December 31, 2007, 2006 and 2005, the Company's short-term debt consisted of commercial paper with a weighted average interest rate of 5.1%, 5.1% and 3.3%, respectively. During the years ended December 31, 2007, 2006 and 2005, the commercial paper's average daily balance was $927 million, $768 million and $944 million, respectively and was outstanding for an average of 25 days, 53 days and 47 days, respectively.

  INTEREST EXPENSE

     Interest expense related to the Company's indebtedness included in other expenses was $222 million, $205 million and $174 million for the years ended December 31, 2007, 2006 and 2005, respectively, and does not include interest expense on collateral financing arrangements, junior subordinated debt securities, or shares subject to mandatory redemption. See Notes 11, 12, and 13. These amounts include $78 million, $76 million and $36 million of interest expense related to affiliated debt for the years ended December 31, 2007, 2006 and 2005, respectively.

  CREDIT AND COMMITTED FACILITIES AND LETTERS OF CREDIT

     Credit Facilities. The Company maintains committed and unsecured credit facilities aggregating $3.8 billion as of December 31, 2007. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements. The facilities can be used for general corporate purposes and at December 31, 2007, $3.0 billion of the facilities also served as back-up lines of credit for the Company's commercial paper programs. Information on these credit facilities as of December 31, 2007 is as follows:

                                                                       LETTER OF
                                                                         CREDIT                    UNUSED
BORROWER(S)                                EXPIRATION       CAPACITY   ISSUANCES    DRAWDOWNS    COMMITMENTS
-----------                                ----------       --------   ---------   ----------   ------------
                                                                              (IN MILLIONS)
MetLife, Inc. and MetLife Funding,
  Inc. ............................   June 2012       (1)   $  3,000    $  1,532   $       --   $      1,468
Reinsurance Group of America,
  Incorporated.....................   May 2008                    30          --           30             --
Reinsurance Group of America,
  Incorporated.....................   September 2012 (2)         750         406           --            344
Reinsurance Group of America,
  Incorporated.....................   March 2011                  44          --           --             44
                                                            --------    --------   ----------   ------------
  Total............................                           $3,824      $1,938          $30         $1,856
                                                            ========    ========   ==========   ============



--------

   (1) In June 2007, the Holding Company and MetLife Funding, Inc. (collectively, the "Borrowers") entered into a $3.0 billion credit agreement with various financial institutions, the proceeds of which are available to be used for general corporate purposes, to support their commercial paper programs and for the issuance of letters of credit. All borrowings under the credit agreement must be repaid by June 2012, except that letters of credit outstanding upon termination may remain outstanding until June 2013. The borrowers and the lenders under this facility may agree to extend the term of all or part of the facility to no later than June 2014, except that letters of credit outstanding upon termination may remain outstanding until June 2015. The $1.5 billion credit agreement, with an April 2009 expiration and the $1.5 billion credit agreement, with an April 2010 expiration, were both terminated in June 2007.

   (2) In September 2007, RGA and certain of its subsidiaries entered into a credit agreement with various financial institutions. Under the credit agreement, RGA may borrow and obtain letters of credit for general corporate purposes for its own account or for the account of its subsidiaries with an overall credit facility amount of up to $750 million. The credit agreement replaced a former credit agreement in the amount of up to $600 million which was scheduled to expire on September 29, 2010.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Committed Facilities. Information on committed facilities as of December 31, 2007 is as follows:

                                                                  LETTERS OF
                                                                    CREDIT                    UNUSED     MATURITY
ACCOUNT PARTY/BORROWER(S)                EXPIRATION    CAPACITY    ISSUANCES   DRAWDOWNS   COMMITMENTS    (YEARS)
-------------------------              -------------   --------   ----------   ---------   -----------   --------
                                                                                   (IN MILLIONS)
Exeter Reassurance Co Ltd., MetLife
  Inc., & Missouri Re...............   June 2016 (1)     $  500       $490          $ --          $ 10       8
Timberlake Financial L.L.C. ........   June 2036 (2)      1,000         --           850           150      29
                                                        -------     ------     ---------    ----------
  Total.............................                    $ 1,500     $  490     $     850    $      160
                                                        =======     ======     =========    ==========



--------

   (1) Letters of credit and replacements or renewals thereof issued under this facility of $280 million, and $10 million and $200 million are set to expire no later than December 2015, March 2016 and June 2016, respectively.

   (2) As described in Note 11, RGA may, at its option, offer up to $150 million of additional notes under this facility in the future.

     Letters of Credit. At December 31, 2007, the Company had outstanding $2.5 billion in letters of credit, all of which are associated with the aforementioned credit facilities, from various financial institutions, of which $2.4 billion were part of credit facilities. As commitments associated with letters of credit and financing arrangements may expire unused, these amounts do not necessarily reflect the Company's actual future cash funding requirements.

11.  COLLATERAL FINANCING ARRANGEMENTS

     In June 2006, Timberlake Financial L.L.C., ("Timberlake Financial"), a subsidiary of RGA, completed an offering of $850 million of Series A Floating Rate Insured Notes due June 2036 in a private placement. Interest on the notes accrues at an annual rate of 1-month LIBOR plus 29 basis points payable monthly. The payment of interest and principal on the notes is insured through a financial guaranty insurance policy with a third party. The notes represent senior, secured indebtedness of Timberlake Financial with no recourse to RGA or its other subsidiaries. Up to $150 million of additional notes may be offered in the future. In order to make payments of principal and interest on the notes, Timberlake Financial will rely upon the receipt of interest and principal payments on surplus note and dividend payments from its wholly-owned subsidiary, Timberlake Reinsurance Company II ("Timberlake Re"), a South Carolina captive insurance company. The ability of Timberlake Re to make interest and principal payments on the surplus note and dividend payments to Timberlake Financial is contingent upon South Carolina regulatory approval and the performance of specified term life insurance policies with guaranteed level premiums retroceded by RGA's subsidiary, RGA Reinsurance Company ("RGA Reinsurance"), to Timberlake Re.

     Proceeds from the offering of the notes, along with a $113 million direct investment by RGA, collateralize the notes and are not available to satisfy the general obligations of RGA or the Company. Most of these assets were placed in a trust and provide long-term collateral as support for statutory reserves required by U.S. Valuation of Life Policies Model Regulation (commonly referred to as Regulation XXX) on term life insurance policies with guaranteed level premium periods reinsured by RGA Reinsurance. The trust is consolidated by Timberlake Re which in-turn is consolidated by Timberlake Financial. Timberlake Financial is considered to be a VIE and RGA is considered to be the primary beneficiary. As such, the results of Timberlake Financial have been consolidated by RGA and ultimately by the Company.

     At December 31, 2007, the Company held assets in trust of $899 million associated with the transaction. In addition, the Company held $50 million in custody as of December 31, 2007. The Company's consolidated balance sheets include the assets of Timberlake Financial recorded as fixed maturity securities and other invested assets, which consists of the restricted cash and cash equivalents held in custody. The Company's consolidated statements

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


of income include the investment returns on the assets held as collateral as investment income and the interest on the notes is included as a component of other expenses.

     Issuance costs associated with the offering of the notes of $13 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the estimated life of the notes. Total interest expense was $52 million and $26 million for the years ended December 31, 2007 and 2006, respectively.

12.  JUNIOR SUBORDINATED DEBENTURES

     In December 2005, RGA issued junior subordinated debentures with a face amount of $400 million. Interest is payable semi-annually at a fixed rate of 6.75% up to but not including the scheduled redemption date, December 15, 2015. The debentures may be redeemed (i) in whole or in part, at any time on or after December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption, or (ii) in whole or in part, prior to December 15, 2015 at their principal amount plus accrued and unpaid interest to the date of redemption or, if greater, a make-whole price. In the event the debentures are not redeemed on or before the scheduled redemption date of December 15, 2015, interest on these debentures will accrue at an annual rate of 3-month LIBOR plus a margin equal to 2.665%, payable quarterly in arrears. The final maturity of the debentures is December 15, 2065. RGA has the right to, and in certain circumstances the requirement to, defer interest payments on the debentures for a period up to ten years. Upon an optional or mandatory deferral of interest payments, RGA is generally not permitted to pay common stock dividends or make payments of interest or principal on securities which rank equal or junior to the subordinated debentures, until the accrued and unpaid interest on the subordinated debentures is paid. Interest compounds during periods of deferral. Issuance costs associated with the offering of the debentures of $6 million have been capitalized, are included in other assets, and are amortized using the effective interest method over the period from the issuance date of the debentures until their scheduled redemption.

     Interest expense on the debentures was $27 million, $27 million and $2 million for the years ended December 31, 2007, 2006 and 2005, respectively.

13. SHARES SUBJECT TO MANDATORY REDEMPTION AND COMPANY-OBLIGATED MANDATORILY REDEEMABLE SECURITIES OF SUBSIDIARY TRUSTS

     GenAmerica Capital I. In June 1997, GenAmerica Corporation ("GenAmerica") issued $125 million of 8.525% capital securities through a wholly-owned subsidiary trust, GenAmerica Capital I. In October 2007, GenAmerica redeemed these securities which were due to mature on June 30, 2027. As a result of this redemption, the Company recognized additional interest expense of $10 million. Capital securities outstanding were $119 million, net of unamortized discounts of $6 million at December 31, 2006. Interest expense on these instruments is included in other expenses and was $20 million, $11 million and $11 million for the years ended December 31, 2007, 2006 and 2005, respectively.

     RGA Capital Trust I. In December 2001, RGA, through its wholly-owned trust, RGA Capital Trust I (the "RGA Trust"), issued 4,500,000 Preferred Income Equity Redeemable Securities ("PIERS") Units. Each PIERS unit consists of: (i) a preferred security issued by the RGA Trust, having a stated liquidation amount of $50 per unit, representing an undivided beneficial ownership interest in the assets of the RGA Trust, which consist solely of junior subordinated debentures issued by RGA which have a principal amount at maturity of $50 and a stated maturity of March 18, 2051; and (ii) a warrant to purchase, at any time prior to December 15, 2050, 1.2508 shares of RGA stock at an exercise price of $50.

     The fair market value of the warrant on the issuance date was $14.87 and is detachable from the preferred security. RGA fully and unconditionally guarantees, on a subordinated basis, the obligations of the Trust under the preferred securities. The preferred securities and subordinated debentures were issued at a discount (original issue discount) to the face or liquidation value of $14.87 per security. The securities will accrete to their

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


$50 face/liquidation value over the life of the security on a level yield basis. The weighted average effective interest rate on the preferred securities and the subordinated debentures is 8.25% per annum. Capital securities outstanding were $159 million, net of unamortized discounts of $66 million, at both December 31, 2007 and 2006. Interest expense on these instruments is included in other expenses and was $13 million for each of the years ended December 31, 2007, 2006 and 2005.

14.  INCOME TAXES

     The provision for income tax from continuing operations is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                      ------------------------
                                                       2007     2006     2005
                                                      ------   ------   ------
                                                            (IN MILLIONS)
Current:
  Federal...........................................  $1,066   $  492   $  828
  State and local...................................      22        5       64
  Foreign...........................................      19       20       21
                                                      ------   ------   ------
  Subtotal..........................................   1,107      517      913
                                                      ------   ------   ------
Deferred:
  Federal...........................................  $   11     $100   $  169
  State and local...................................      18       19       11
  Foreign...........................................       2       --       --
                                                      ------   ------   ------
  Subtotal..........................................      31      119      180
                                                      ------   ------   ------
Provision for income tax............................  $1,138     $636   $1,093
                                                      ======   ======   ======



     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:

                                                       YEARS ENDED DECEMBER 31,
                                                      -------------------------
                                                       2007      2006     2005
                                                      ------   -------   ------
                                                            (IN MILLIONS)
Tax provision at U.S. statutory rate................  $1,241   $   860   $1,230
Tax effect of:
  Tax-exempt investment income......................    (160)     (167)     (84)
  State and local income tax........................      33        19       33
  Prior year tax....................................      38       (26)     (20)
  Foreign tax rate differential and change in
     valuation allowance............................     (18)      (23)     (25)
  Other, net........................................       4       (27)     (41)
                                                      ------   -------   ------
Provision for income tax............................  $1,138     $ 636   $1,093
                                                      ======   =======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:

                                                              DECEMBER 31,
                                                           -----------------
                                                             2007      2006
                                                           -------   -------
                                                             (IN MILLIONS)
Deferred income tax assets:
  Policyholder liabilities and receivables...............  $ 2,908   $ 2,122
  Net operating loss carryforwards.......................      372       788
  Employee benefits......................................      162       440
  Capital loss carryforwards.............................        4        --
  Tax credit carryforwards...............................        4        --
  Litigation-related and government mandated.............       45        62
  Other..................................................       55        32
                                                           -------   -------
                                                             3,550     3,444
  Less: Valuation allowance..............................       16        11
                                                           -------   -------
                                                             3,534     3,433
                                                           -------   -------
Deferred income tax liabilities:
  Investments............................................    1,625     1,475
  DAC....................................................    3,139     3,441
  Net unrealized investment gains........................      689       968
  Other..................................................        7         2
                                                           -------   -------
                                                             5,460     5,886
                                                           -------   -------
Net deferred income tax liability........................  $(1,926)  $(2,453)
                                                           =======   =======



     Domestic net operating loss carryforwards amount to $1,011 million at December 31, 2007 and will expire beginning in 2019. Foreign net operating loss carryforwards amount to $55 million at December 31, 2007 and were generated in various foreign countries with expiration periods of five years to indefinite expiration. Capital loss carryforwards amount to $11 million at December 31, 2007 and will expire beginning in 2010. Tax credit carryforwards amount to $4 million at December 31, 2007.

     The Company has recorded a valuation allowance related to tax benefits of certain foreign net operating loss carryforwards. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable. In 2007, the Company recorded $5 million of additional deferred income tax valuation allowance related to certain foreign net operating loss carryforwards.

     The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction. With a few exceptions, the Company is no longer subject to U.S. federal, state and local, or foreign income tax examinations by tax authorities for years prior to 2000. In the first quarter of 2005, the IRS commenced an examination of the Company's U.S. income tax returns for 2000 through 2002 that is anticipated to be completed in 2008.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As a result of the implementation of FIN 48 on January 1, 2007, the Company recognized a $35 million increase in the liability for unrecognized tax benefits, an $11 million decrease in the interest liability for unrecognized tax benefits, and a corresponding reduction to the January 1, 2007 balance of retained earnings of $13 million, net of $11 million of minority interest. The Company's total amount of unrecognized tax benefits upon adoption of FIN 48 was $993 million. The Company reclassified, at adoption, $577 million of current income tax payables to the liability for unrecognized tax benefits included within other liabilities. The Company also reclassified, at adoption, $381 million of deferred income tax liabilities, for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility, to the liability for unrecognized tax benefits. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. The total amount of unrecognized tax benefits as of January 1, 2007 that would affect the effective tax rate, if recognized, was $612 million. The Company also had $228 million of accrued interest, included within other liabilities, as of January 1, 2007. The Company classifies interest accrued related to unrecognized tax benefits in interest expense, while penalties are included within income tax expense.

     As of December 31, 2007, the Company's total amount of unrecognized tax benefits is $853 million and the total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, is $503 million. The total amount of unrecognized tax benefits decreased by $140 million from the date of adoption primarily due to settlements reached with the IRS with respect to certain significant issues involving demutualization, post-sale purchase price adjustments, and reinsurance offset by additions for tax positions of the current year. As a result of the settlements, items within the liability for unrecognized tax benefits, in the amount of $171 million, were reclassified to current and deferred income taxes, as applicable, and a payment of $156 million was made in December of 2007 with the remaining $15 million to be paid in future years. In addition, the Company's liability for unrecognized tax benefits may change significantly in the next 12 months pending the outcome of remaining issues associated with the current IRS audit including demutualization, leasing, tax-exempt income, transfer pricing and tax credits. Management is working to resolve the remaining audit items directly with IRS auditors as well as through available accelerated IRS resolution programs and may protest any unresolved issues through the IRS appeals process and, possibly, litigation, the timing and extent of which is uncertain. Therefore, a reasonable estimate of the range of a payment or change in the liability cannot be made at this time; however, the Company continues to believe that the ultimate resolution of the issues will not result in a material effect on its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits, for the year ended December 31, 2007, is as follows:

                                                            TOTAL UNRECOGNIZED
                                                               TAX BENEFITS
                                                            ------------------
                                                               (IN MILLIONS)
Balance at January 1, 2007 (date of adoption).............              $ 993
Additions for tax positions of prior years................                 32
Reductions for tax positions of prior years...............                (57)
Additions for tax positions of current year...............                 60
Settlements with tax authorities..........................               (171)
Lapses of statutes of limitations.........................                 (4)
                                                             ----------------
Balance at December 31, 2007..............................   $            853
                                                             ================


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     During the year ended December 31, 2007, the Company recognized $89 million in interest expense associated with the liability for unrecognized tax benefits. As of December 31, 2007, the Company had $231 million of accrued interest associated with the liability for unrecognized tax benefits. The $3 million increase from the date of adoption in accrued interest associated with the liability for unrecognized tax benefits resulted from an increase of $89 million of interest expense and an $86 million decrease primarily resulting from the aforementioned IRS settlements. During 2007, $73 million of the $86 million, resulting from IRS settlements, has been reclassified to current income tax payable and the remaining $13 million reduced interest expense.

     On September 25, 2007, the IRS issued Revenue Ruling 2007-61, which announced its intention to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that would have changed accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the year ended December 31, 2007, the Company recognized an income tax benefit of $113 million related to the separate account DRD.

15.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     On a quarterly and annual basis, the Company reviews relevant information with respect to litigation and contingencies to be reflected in the Company's consolidated financial statements. The review includes senior legal and financial personnel. In 2007, the Company received $39 million upon the resolution of an indemnification claim associated with the 2000 acquisition of GALIC, and the Company reduced legal liabilities by $31 million after the settlement of certain cases. Unless stated below, estimates of possible losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


established for a number of the matters noted below; in 2007 the Company increased legal liabilities for pending sales practices, employment and intellectual property litigation matters against the Company. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2007.

  Demutualization Actions

     Several lawsuits were brought in 2000 challenging the fairness of the Plan and the adequacy and accuracy of Metropolitan Life Insurance Company's disclosure to policyholders regarding the Plan. The actions discussed below name as defendants some or all of Metropolitan Life Insurance Company, the Holding Company, and individual directors. Metropolitan Life Insurance Company, the Holding Company, and the individual directors believe they have meritorious defenses to the plaintiffs' claims and are contesting vigorously all of the plaintiffs' claims in these actions.

     Fiala, et al. v. Metropolitan Life Ins. Co., et al. (Sup. Ct., N.Y. County, filed March 17, 2000). The plaintiffs in the consolidated state court class actions seek compensatory relief and punitive damages against Metropolitan Life Insurance Company, the Holding Company, and individual directors. On January 30, 2007, the trial court signed an order certifying a litigation class of present and former policyholders on plaintiffs' claim that defendants violated section 7312 of the New York Insurance Law, but denying plaintiffs' motion to certify a litigation class with respect to a common law fraud claim. Plaintiffs and defendants have filed notices of appeal from this order. The court has directed various forms of class notice.

     In re MetLife Demutualization Litig. (E.D.N.Y., filed April 18, 2000). In this class action against Metropolitan Life Insurance Company and the Holding Company, plaintiffs served a second consolidated amended complaint in 2004. Plaintiffs assert violations of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the Plan, claiming that the Policyholder Information Booklets failed to disclose certain material facts and contained certain material misstatements. They seek rescission and compensatory damages. By orders dated July 19, 2005 and August 29, 2006, the federal trial court certified a litigation class of present and former policyholders. The court has not yet directed the manner and form of class notice.

  Asbestos-Related Claims

     Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury, and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling litigation under appropriate circumstances.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs; (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions to dismiss. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

     The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                           DECEMBER 31,
                                                   ----------------------------
                                                     2007      2006      2005
                                                   -------   -------   --------
                                                    (IN MILLIONS, EXCEPT NUMBER
                                                            OF CLAIMS)
Asbestos personal injury claims at year end......   79,717    87,070    100,250
Number of new claims during the year.............    7,161     7,870     18,500
Settlement payments during the year (1)..........  $  28.2   $  35.5   $   74.3


--------

   (1) Settlement payments represent payments made by Metropolitan Life Insurance Company during the year in connection with settlements made in that year and in prior years. Amounts do not include Metropolitan Life Insurance Company's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

     In 2004, Metropolitan Life Insurance Company received approximately 23,900 new claims, ending the year with a total of approximately 108,000 claims, and paid approximately $85.5 million for settlements reached in 2004 and prior years. In 2003, Metropolitan Life Insurance Company received approximately 58,750 new claims, ending the year with a total of approximately 111,700 claims, and paid approximately $84.2 million for settlements reached in 2003 and prior years. The number of asbestos cases that may be brought or the aggregate amount of any liability that Metropolitan Life Insurance Company may ultimately incur is uncertain.

     The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law, and its past experiences: (i) the reasonably probable and estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the reasonably probable and estimable liability for asbestos claims not yet asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

     Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants, and the jurisdictions in which claims are pending. As previously disclosed, in 2002 Metropolitan Life Insurance Company increased its recorded liability for asbestos-related claims by $402 million from approximately $820 million to $1,225 million. Metropolitan Life Insurance Company regularly reevaluates its exposure from asbestos litigation and has updated its liability analysis for asbestos-related claims through December 31, 2007.

     The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict with any certainty the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

     The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on the Company's financial position.

     During 1998, Metropolitan Life Insurance Company paid $878 million in premiums for excess insurance policies for asbestos-related claims. The excess insurance policies for asbestos-related claims provide for recovery of losses up to $1.5 billion, which is in excess of a $400 million self-insured retention. The Company's initial option to commute the excess insurance policies for asbestos-related claims arises at the end of 2008. Thereafter, the Company will have a commutation right every five years. The excess insurance policies for asbestos-related claims are also subject to annual and per claim sublimits. Amounts exceeding the sublimits during 2007, 2006 and 2005 were approximately $16 million, $8 million and $0, respectively. The Company continues to study per claim averages, and there can be no assurance as to the number and cost of claims resolved in the future, including related defense costs, and the applicability of the sublimits to these costs. Amounts are recoverable under the policies annually with respect to claims paid during the prior calendar year. Although amounts paid by Metropolitan Life Insurance Company in any given year that may be recoverable in the next calendar year under the policies will be reflected as a reduction in the Company's operating cash flows for the year in which they are paid, management believes that the payments will not have a material adverse effect on the Company's liquidity.

     Each asbestos-related policy contains an experience fund and a reference fund that provide for payments to Metropolitan Life Insurance Company at the commutation date if the reference fund is greater than zero at commutation or pro rata reductions from time to time in the loss reimbursements to Metropolitan Life Insurance Company if the cumulative return on the reference fund is less than the return specified in the experience fund. The return in the reference fund is tied to performance of the Standard & Poor's ("S&P") 500 Index and the Lehman Brothers Aggregate Bond Index. A claim with respect to the prior year was made under the excess insurance policies in each year from 2003 through 2007 for the amounts paid with respect to asbestos litigation in excess of the retention. As the performance of the indices impacts the return in the reference fund, it is possible that loss reimbursements to the Company and the recoverable amount with respect to later periods may be less than the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


amount of the recorded losses. Foregone loss reimbursements may be recovered upon commutation depending upon future performance of the reference fund. If at some point in the future, the Company believes the liability for probable and reasonably estimable losses for asbestos-related claims should be increased, an expense would be recorded and the insurance recoverable would be adjusted subject to the terms, conditions and limits of the excess insurance policies. Portions of the change in the insurance recoverable would be recorded as a deferred gain and amortized into income over the estimated remaining settlement period of the insurance policies. The foregone loss reimbursements were approximately $56.1 million with respect to claims for the period of 2002 through 2006 and are estimated, as of December 31, 2007, to be approximately $69.1 million in the aggregate, including future years.

  Sales Practices Claims

     Over the past several years, Metropolitan Life Insurance Company; New England Mutual Life Insurance Company, New England Life Insurance Company and New England Securities Corporation (collectively "New England"); and GALIC; have faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products.

     As of December 31, 2007, there were approximately 130 sales practices litigation matters pending against the Company. The Company continues to vigorously defend against the claims in these matters. Some sales practices claims have been resolved through settlement. Other sales practices claims have been won by dispositive motions or have gone to trial. Most of the current cases seek substantial damages, including in some cases punitive and treble damages and attorneys' fees. Additional litigation relating to the Company's marketing and sales of individual life insurance, mutual funds or other products may be commenced in the future.

     Two putative class action lawsuits involving sales practices claims are pending against Metropolitan Life Insurance Company in Canada. In Jacynthe Evoy-Larouche v. Metropolitan Life Ins. Co. (Que. Super. Ct., filed March 1998), plaintiff alleges misrepresentations regarding dividends and future payments for life insurance policies and seeks unspecified damages. In Ace Quan v. Metropolitan Life Ins. Co. (Ont. Gen. Div., filed April 1997), plaintiff alleges breach of contract and negligent misrepresentations relating to, among other things, life insurance premium payments and seeks damages, including punitive damages.

     Regulatory authorities in a small number of states have had investigations or inquiries relating to Metropolitan Life Insurance Company's, New England's, or GALIC's sales of individual life insurance policies or annuities or other products. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices claims against Metropolitan Life Insurance Company, New England, and GALIC.

  Regulatory Matters

     The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the SEC; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. Certain regulators have requested information and documents regarding contingent commission payments to brokers, the Company's awareness of any "sham" bids for business, bids and quotes that the Company submitted to potential customers, incentive agreements entered into with brokers, or compensation paid to intermediaries. Regulators also have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company has received a subpoena from the Office of the U.S. Attorney for the Southern District of California asking for

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


documents regarding the insurance broker Universal Life Resources. The Company has been cooperating fully with these inquiries.

  Other Litigation

     In Re Ins. Brokerage Antitrust Litig. (D. N.J., filed February 24,
2005). In this multi-district proceeding, plaintiffs filed a class action complaint consolidating claims from several separate actions that had been filed in or transferred to the District of New Jersey in 2004 and 2005. The consolidated complaint alleged that the Holding Company, Metropolitan Life Insurance Company, several non-affiliated insurance companies and several insurance brokers violated the Racketeer Influenced and Corrupt Organizations Act ("RICO"), the Employee Retirement Income Security Act of 1974 ("ERISA"), and antitrust laws and committed other misconduct in the context of providing insurance to employee benefit plans and to persons who participate in such employee benefit plans. In August and September 2007, the court issued orders granting defendants' motions to dismiss with prejudice the federal antitrust and the RICO claims. In January 2008, the court issued an order granting defendants' summary judgment motion on the ERISA claims, and in February 2008, the court dismissed the remaining state law claims on jurisdictional grounds. Plaintiffs have filed a notice of appeal of the court's decisions. A putative class action alleging that the Holding Company and other non-affiliated defendants violated state laws was transferred to the District of New Jersey but was not consolidated with other related actions. Plaintiffs' motion to remand this action to state court in Florida is pending.

     The American Dental Association, et al. v. MetLife Inc., et al. (S.D. Fla., filed May 19, 2003). The American Dental Association and three individual providers have sued the Holding Company, Metropolitan Life Insurance Company and other non-affiliated insurance companies in a putative class action lawsuit. The plaintiffs purport to represent a nationwide class of in-network providers who allege that their claims are being wrongfully reduced by downcoding, bundling, and the improper use and programming of software. The complaint alleges federal racketeering and various state law theories of liability. The district court has granted in part and denied in part the Company's motion to dismiss. The plaintiffs filed an amended complaint, and the Company filed another motion to dismiss. The court has issued a tag-along order, related to a medical managed care trial, which has stayed the lawsuit.

     Thomas, et al. v. Metropolitan Life Ins. Co., et al. (W.D. Okla., filed January 31, 2007). A putative class action complaint was filed against Metropolitan Life Insurance Company and MetLife Securities, Inc. Plaintiffs assert legal theories of violations of the federal securities laws and violations of state laws with respect to the sale of certain proprietary products by the Company's agency distribution group. Plaintiffs seek rescission, compensatory damages, interest, punitive damages and attorneys' fees and expenses. The Company is vigorously defending against the claims in this matter.

     Metropolitan Life Insurance Company also has been named as a defendant in a number of welding and mixed dust lawsuits filed in various state and federal courts. The Company is continuing to vigorously defend against these claims.

  Summary

     Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings or provide reasonable ranges of potential losses, except as noted previously in connection with specific matters. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material adverse effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2007   2006
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)
Other Assets:
     Premium tax offset for future undiscounted assessments..   $24    $28
     Premium tax offsets currently available for paid
       assessments...........................................     5      5
                                                                ---    ---
                                                                $29    $33
                                                                ===    ===
Liability:
  Insolvency assessments.....................................   $41    $49
                                                                ===    ===



     Assessments levied against the Company were less than $1 million for the year ended December 31, 2007, and $1 million for both the years ended December 31, 2006 and 2005.

  IMPACT OF HURRICANES

     On August 29, 2005, Hurricane Katrina made landfall in the states of Louisiana, Mississippi and Alabama, causing catastrophic damage to these coastal regions. The Company's cumulative gross losses were $21 million at December 31, 2005. During the year ended December 31, 2005, the Company recognized total net losses, net of income tax and reinsurance recoverables and including reinstatement premiums and other reinsurance-related premium adjustments related to the catastrophe of $14 million, net of income tax. There were no additional losses recognized for the years ended December 31, 2007 and 2006.

     Additional hurricane-related losses may be recorded in future periods as claims are received from insureds and claims to reinsurers are processed. Reinsurance recoveries are dependent upon the continued creditworthiness of the reinsurers, which may be affected by their other reinsured losses in connection with Hurricanes Katrina and otherwise. In addition, lawsuits, including purported class actions, have been filed in Louisiana and Mississippi challenging denial of claims for damages caused to property during Hurricane Katrina. The Company is a named party in some of these lawsuits. In addition, rulings in cases in which the Company is not a party may affect

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


interpretation of its policies. The Company intends to vigorously defend these matters. However, any adverse rulings could result in an increase in the Company's hurricane-related claim exposure and losses. Based on information known by management, it does not believe that additional claim losses resulting from Hurricane Katrina will have a material adverse impact on the Company's consolidated financial statements.

COMMITMENTS

  LEASES

     In accordance with industry practice, certain of the Company's income from lease agreements with retail tenants are contingent upon the level of the tenants' sales revenues. Additionally, the Company, as lessee, has entered into various lease and sublease agreements for office space, data processing and other equipment. Future minimum rental and sublease income, and minimum gross rental payments relating to these lease agreements are as follows:

                                                                           GROSS
                                                     RENTAL   SUBLEASE    RENTAL
                                                     INCOME    INCOME    PAYMENTS
                                                     ------   --------   --------
                                                             (IN MILLIONS)
2008...............................................  $  411   $   18     $    178
2009...............................................  $  377   $   10     $    186
2010...............................................  $  325   $    5     $    176
2011...............................................  $  248   $    5     $    151
2012...............................................  $  181   $    4     $    125
Thereafter.........................................  $  575   $    4     $  1,128


  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $3.9 billion and $2.4 billion at December 31, 2007 and 2006, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.3 billion at both December 31, 2007 and 2006.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $667 million and $1.7 billion at December 31, 2007 and 2006, respectively.

  OTHER COMMITMENTS

     In December 2005, RGA repurchased 1.6 million shares of its outstanding common stock at an aggregate price of $76 million under an accelerated share repurchase agreement with a major bank. The bank borrowed the stock sold to RGA from third parties and purchased the shares in the open market over the subsequent few months to return to the lenders. RGA would either pay or receive an amount based on the actual amount paid by the bank to purchase the shares. These repurchases resulted in an increase in the Company's ownership percentage of RGA to approximately 53% at December 31, 2005 from approximately 52% at December 31, 2004. In February 2006, the final purchase price was determined, resulting in a cash settlement substantially equal to the aggregate cost. RGA

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


recorded the initial repurchase of shares as treasury stock and recorded the amount received as an adjustment to the cost of the treasury stock. At December 31, 2007, the Company's ownership was approximately 52% of RGA.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.6 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     During the year ended December 31, 2007, the Company did not record any additional liabilities for indemnities, guarantees and commitments. The Company had no liability for indemnities, guarantees and commitments at December 31, 2007 and 2006.

     In connection with synthetically created investment transactions, the Company writes credit default swap obligations that generally require payment of principal outstanding due in exchange for the referenced credit obligation. If a credit event, as defined by the contract, occurs the Company's maximum amount at risk, assuming the value of the referenced credits becomes worthless, was $1.3 billion at December 31, 2007. The credit default swaps expire at various times during the next ten years.

16.  EMPLOYEE BENEFIT PLANS

  PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

     The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and either final average or career average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay as well as earnings credits, determined annually, based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. As of December 31, 2007, virtually all of the Company's obligations have been calculated using the traditional formula. The non-qualified pension plans provide supplemental benefits, in excess of amounts permitted by governmental agencies, to certain executive level

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


employees. The Company's proportionate share of net pension expense related to its sponsored pension plans was $88 million or 94% for the year ended December 31, 2007.

     The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. The other postretirement plans cover eligible employees of the sponsor and its participating affiliates who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company or its participating affiliates, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total cost of postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. The Company's proportionate share of net other postretirement expense related to its sponsored other postretirement plans was less than $1 million or 5% for the year ended December 31, 2007.

     As described more fully in Note 1, effective December 31, 2006, the Company adopted SFAS 158. The adoption of SFAS 158 required the recognition of the funded status of defined benefit pension and other postretirement plans and eliminated the additional minimum pension liability provision of SFAS 87. The Company's additional minimum pension liability was $78 million, and the intangible asset was $12 million, at December 31, 2005. The excess of the additional minimum pension liability over the intangible asset of $66 million, $41 million net of income tax, was recorded as a reduction of accumulated other comprehensive income. At December 31, 2006, immediately prior to adopting SFAS 158, the Company's additional minimum pension liability was $92 million. The additional minimum pension liability of $59 million, net of income tax of $33 million, was recorded as a reduction of accumulated other comprehensive income. The change in the additional minimum pension liability of $18 million, net of income tax, was reflected as a component of comprehensive income for the year ended December 31, 2006. Upon adoption of SFAS 158, the Company eliminated the additional minimum pension liability and recognized as an adjustment to accumulated other comprehensive income, net of income tax, those amounts of actuarial gains and losses, prior service costs and credits, and the remaining net transition asset or obligation that had not yet been included in net periodic benefit cost at the date of adoption. The following table summarizes the adjustments to the December 31, 2006 consolidated balance sheet as a result of recognizing the funded status of the defined benefit plans:

                                                                DECEMBER 31, 2006
                                             -------------------------------------------------------
                                                              MINIMUM
                                                 PRE          PENSION     ADOPTION OF        POST
                                               SFAS 158      LIABILITY      SFAS 158       SFAS 158
BALANCE SHEET CAPTION                        ADJUSTMENTS    ADJUSTMENT     ADJUSTMENT    ADJUSTMENTS
---------------------                        -----------    ----------    -----------    -----------
                                                                  (IN MILLIONS)
Other assets: Prepaid pension benefit
  cost.....................................   $    1,878          $ --       $  (999)       $   879
Other assets: Intangible asset.............       $   12          $(12)      $    --        $    --
Other liabilities: Accrued pension benefit
  cost.....................................       $ (482)         $(14)      $   (79)       $  (575)
Other liabilities: Accrued postretirement
  benefit cost.............................       $ (696)         $ --       $  (100)       $  (796)
                                                             ---------     ---------
Accumulated other comprehensive income (loss), before
  income tax:
  Defined benefit plans....................       $  (66)         $(26)    $  (1,178)     $  (1,270)
Minority interest..........................                       $ --       $     8
Deferred income tax........................                       $  8       $   421
                                                             ---------     ---------
Accumulated other comprehensive income (loss), net of
  income tax:
  Defined benefit plans....................       $  (41)    $     (18)      $  (749)       $  (808)
                                                            ==========    ===========


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

  OBLIGATIONS, FUNDED STATUS AND NET PERIODIC BENEFIT COSTS

                                                          DECEMBER 31,
                                               ---------------------------------
                                                                      OTHER
                                                   PENSION        POSTRETIREMENT
                                                   BENEFITS          BENEFITS
                                               ---------------   ---------------
                                                2007     2006     2007     2006
                                               ------   ------   ------   ------
                                                         (IN MILLIONS)
Change in benefit obligation:
Benefit obligation at beginning of year......  $5,896   $5,717   $2,055   $2,160
  Service cost...............................     161      158       26       35
  Interest cost..............................     350      330      103      116
  Plan participants' contributions...........      --       --       31       29
  Divestitures...............................      --       (3)      --       --
  Net actuarial (gains) losses...............    (385)      15     (465)      (1)
  Change in benefits.........................      39       (2)      --     (143)
  Prescription drug subsidy..................      --       --       13       10
  Benefits paid..............................    (349)    (319)    (171)    (151)
                                               ------   ------   ------   ------
Benefit obligation at end of year............   5,712    5,896    1,592    2,055
                                               ------   ------   ------   ------
Change in plan assets:
Fair value of plan assets at beginning of
  year.......................................   6,249    5,471    1,169    1,091
  Actual return on plan assets...............     541      715       58      103
  Divestitures...............................      --       (3)      --       --
  Employer contribution......................      50      385        1        1
  Benefits paid..............................    (349)    (319)     (47)     (26)
                                               ------   ------   ------   ------
Fair value of plan assets at end of year.....   6,491    6,249    1,181    1,169
                                               ------   ------   ------   ------
Funded status at end of year.................  $  779   $  353   $ (411)  $ (886)
                                               ======   ======   ======   ======
Amounts recognized in the consolidated
  balance sheet consist of:
  Other assets...............................  $1,382   $  935   $   --   $   --
  Other liabilities..........................    (603)    (582)    (411)    (886)
                                               ------   ------   ------   ------
     Net amount recognized...................  $  779   $  353   $ (411)  $ (886)
                                               ======   ======   ======   ======
Accumulated other comprehensive (income)
  loss:
  Net actuarial (gains) losses...............  $  633   $1,126   $ (112)  $  328
  Prior service cost (credit)................      63       39     (194)    (230)
                                               ------   ------   ------   ------
     Accumulated other comprehensive (income)
       loss..................................  $  696   $1,165   $ (306)  $   98
                                               ======   ======   ======   ======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The aggregate projected benefit obligation and aggregate fair value of plan assets for the pension plans were as follows:

                                                       DECEMBER 31,
                                    -------------------------------------------------
                                                      NON-QUALIFIED
                                     QUALIFIED PLAN        PLAN            TOTAL
                                    ---------------   -------------   ---------------
                                     2007     2006     2007    2006    2007     2006
                                    ------   ------   -----   -----   ------   ------
                                                      (IN MILLIONS)
Aggregate fair value of plan
  assets (principally Company
  contracts)......................  $6,491   $6,249   $  --   $  --   $6,491   $6,249
Aggregate projected benefit
  obligation......................   5,111    5,318     601     578    5,712    5,896
                                    ------   ------   -----   -----   ------   ------
Over (under) funded...............  $1,380   $  931   $(601)  $(578)  $  779   $  353
                                    ======   ======   =====   =====   ======   ======



     The accumulated benefit obligation for all defined benefit pension plans was $5,295 million and $5,457 million at December 31, 2007 and 2006, respectively.

     Information for pension plans with an accumulated benefit obligation in excess of plan assets is as follows:

                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2007   2006
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)
Projected benefit obligation................................  $601   $578
Accumulated benefit obligation..............................  $524   $497
Fair value of plan assets...................................  $ --   $ --


     Information for pension and other postretirement plans with a projected benefit obligation in excess of plan assets is as follows:

                                                           DECEMBER 31,
                                                  -----------------------------
                                                                     OTHER
                                                    PENSION      POSTRETIREMENT
                                                    BENEFITS        BENEFITS
                                                  -----------   ---------------
                                                  2007   2006    2007     2006
                                                  ----   ----   ------   ------
                                                          (IN MILLIONS)
Projected benefit obligation....................  $627   $603   $1,592   $2,055
Fair value of plan assets.......................  $ 24   $ 22   $1,181   $1,169

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net periodic benefit cost and other changes in plan assets and benefit obligations recognized in other comprehensive income were as follows:

                                                  YEARS ENDED DECEMBER 31,
                                        -------------------------------------------
                                                                       OTHER
                                                                   POSTRETIREMENT
                                           PENSION BENEFITS           BENEFITS
                                        ---------------------   -------------------
                                         2007    2006    2005    2007   2006   2005
                                        -----   -----   -----   -----   ----   ----
                                                        (IN MILLIONS)
NET PERIODIC BENEFIT COST
Service cost..........................  $ 161   $ 158   $ 141   $  26   $ 35   $ 36
Interest cost.........................    350     330     315     103    116    120
Expected return on plan assets........   (502)   (448)   (443)    (87)   (79)   (78)
Amortization of net actuarial (gains)
  losses..............................     68     128     116      --     22     14
Amortization of prior service cost
  (credit)............................     17      10      16     (36)   (37)   (18)
                                        -----   -----   -----   -----   ----   ----
  Net periodic benefit cost...........     94   $ 178   $ 145       6   $ 57   $ 74
                                        -----   =====   =====   -----   ====   ====
OTHER CHANGES IN PLAN ASSETS AND
  BENEFIT OBLIGATIONS RECOGNIZED IN
  OTHER COMPREHENSIVE INCOME
  Net actuarial (gains) losses........   (424)                   (440)
  Prior service cost (credit).........     40                      --
  Amortization of net actuarial
     (gains) losses...................    (68)                     --
  Amortization of prior service cost
     (credit).........................    (17)                     36
                                        -----                   -----
     Total recognized in other
       comprehensive income...........   (469)                   (404)
                                        -----                   -----
  Total recognized in net periodic
     benefit cost and other
     comprehensive income.............  $(375)                  $(398)
                                        =====                   =====



     The estimated net actuarial losses and prior service cost for the pension plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are $13 million and $15 million, respectively.

     The estimated net actuarial gains and prior service credit for the defined benefit other postretirement plans that will be amortized from accumulated other comprehensive income into net periodic benefit cost over the next year are less than $1 million and $36 million, respectively.

     In 2004, the Company adopted the guidance in FSP 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("FSP 106-2"), to account for future subsidies to be received under the Prescription Drug Act. The Company began receiving these subsidies

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


during 2006. A summary of the reduction to the APBO and related reduction to the components of net periodic other postretirement benefit cost is as follows:

                                                            DECEMBER 31,
                                                         ------------------
                                                         2007   2006   2005
                                                         ----   ----   ----
                                                            (IN MILLIONS)
Cumulative reduction in benefit obligation:
  Beginning of year....................................  $328   $298   $230
  Service cost.........................................     7      6      6
  Interest cost........................................    19     19     16
  Net actuarial gains (losses).........................   (42)    15     46
  Prescription drug subsidy............................   (13)   (10)    --
                                                         ----   ----   ----
     End of year.......................................  $299   $328   $298
                                                         ====   ====   ====




                                                        YEARS ENDED DECEMBER 31,
                                                        ------------------------
                                                        2007      2006      2005
                                                        ----      ----      ----
                                                              (IN MILLIONS)
Reduction in net periodic benefit cost:
  Service cost........................................   $ 7       $ 6       $ 6
  Interest cost.......................................    19        19        16
  Amortization of net actuarial gains (losses)........     5        30        23
                                                         ---       ---       ---
     Total reduction in net periodic benefit cost.....   $31       $55       $45
                                                         ===       ===       ===



     The Company received subsidies of $10 million and $8 million for the years ended December 31, 2007 and 2006, respectively.

ASSUMPTIONS

     Assumptions used in determining benefit obligations were as follows:

                                                        DECEMBER 31,
                                             ---------------------------------
                                                                     OTHER
                                                                  POSTRETIRE-
                                              PENSION BENEFITS   MENT BENEFITS
                                             -----------------   -------------
                                               2007      2006     2007    2006
                                             -------   -------   -----   -----
Weighted average discount rate.............   6.65%     6.00%    6.65%   6.00%
Rate of compensation increase..............  4% - 8%   4% - 8%    N/A     N/A


     Assumptions used in determining net periodic benefit cost were as follows:

                                                    DECEMBER 31,
                                ---------------------------------------------------
                                                               OTHER POSTRETIREMENT
                                      PENSION BENEFITS               BENEFITS
                                ---------------------------   ---------------------
                                  2007      2006      2005     2007    2006    2005
                                -------   -------   -------   -----   -----   -----
Weighted average discount
  rate........................   6.00%     5.80%     5.85%    6.00%   5.79%   5.83%
Weighted average expected rate
  of return on plan assets....   8.25%     8.25%     8.49%    7.48%   7.42%   7.50%
Rate of compensation
  increase....................  4% - 8%   4% - 8%   4% - 8%    N/A     N/A     N/A

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

     The expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

     The weighted average expected return on plan assets for use in that plan's valuation in 2008 is currently anticipated to be 8.25% for pension benefits and postretirement medical benefits and 6.25% for postretirement life benefits.

     The assumed healthcare cost trend rates used in measuring the APBO and net periodic benefit cost were as follows:

                                                      DECEMBER 31,
                              -----------------------------------------------------------
                                          2007                           2006
                              ----------------------------   ----------------------------
Pre-Medicare eligible
  claims....................     8.5% down to 5% in 2014        9.0% down to 5% in 2014
Medicare eligible claims....    10.5% down to 5% in 2018       11.0% down to 5% in 2018


     Assumed healthcare cost trend rates may have a significant effect on the amounts reported for healthcare plans. A one-percentage point change in assumed healthcare cost trend rates would have the following effects:

                                                       ONE PERCENT   ONE PERCENT
                                                         INCREASE      DECREASE
                                                       -----------   -----------
                                                             (IN MILLIONS)
Effect on total of service and interest cost
  components.........................................  $      7      $     (6)
Effect of accumulated postretirement benefit
  obligation.........................................  $     63      $    (62)


  PLAN ASSETS

     The Company has issued group annuity and life insurance contracts supporting approximately 99% of all pension and other postretirement benefit plans' assets.

     The account values of the group annuity and life insurance contracts issued by the Company and held as assets of the pension and other postretirement benefit plans were $7,565 million and $7,321 million as of December 31, 2007 and 2006, respectively. The majority of such account values are held in separate accounts established by the Company. Total revenue from these contracts recognized in the consolidated statements of income was $28 million, $29 million and $28 million for the years ended December 31, 2007, 2006 and 2005, respectively, and includes policy charges, net investment income from investments backing the contracts and administrative fees. Total investment income, including realized and unrealized gains and losses, credited to the account balances were $603 million, $818 million and $460 million for the years ended December 31, 2007, 2006 and 2005, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The weighted-average allocations of pension plan and other postretirement benefit plan assets were as follows:

                                                             DECEMBER 31,
                                                    -----------------------------
                                                                        OTHER
                                                       PENSION       POSTRETIRE-
                                                       BENEFITS     MENT BENEFITS
                                                    -------------   -------------
                                                     2007    2006    2007    2006
                                                    -----   -----   -----   -----
ASSET CATEGORY
  Equity securities...............................     38%     42%     37%     37%
  Fixed maturity securities.......................     44%     42%     58%     57%
  Other (Real Estate and Alternative
     Investments).................................     18%     16%      5%      6%
                                                      ---     ---     ---     ---
  Total...........................................    100%    100%    100%    100%
                                                      ===     ===     ===     ===



     The weighted average target allocations of pension plan and other postretirement benefit plan assets for 2008 are as follows:

                                                       PENSION      OTHER
                                                      ---------   ---------
ASSET CATEGORY
Equity securities...................................  30% - 55%   30% - 45%
Fixed maturity securities...........................  30% - 65%   45% - 70%
Other (Real Estate and Alternative Investments).....  10% - 25%    0% - 10%


     Target allocations of assets are determined with the objective of maximizing returns and minimizing volatility of net assets through adequate asset diversification. Adjustments are made to target allocations based on an assessment of the impact of economic factors and market conditions.

  CASH FLOWS

     It is the Company's practice to make contributions to the qualified pension plans to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended. In accordance with such practice, no contributions were required for the years ended December 31, 2007 or 2006. No contributions will be required for 2008. The Company did not make discretionary contributions to the qualified pension plans during the year ended December 31, 2007 and made contributions of $335 million during the year ended December 31, 2006. The Company expects to make additional discretionary contributions of $144 million in 2008.

     Benefit payments due under the non-qualified pension plans are funded from the Company's general assets as they become due under the provision of the plans. These payments totaled $50 million and $35 million for the years ended December 31, 2007 and 2006, respectively. These payments are expected to be at approximately the same level in 2008.

     Other postretirement benefits represent a non-vested, non-guaranteed obligation of the Company and current regulations do not require specific funding levels for these benefits. While the Company has partially funded such plans in advance, it has been the Company's practice to primarily use their general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing plan assets. Total payments equaled $171 million and $151 million for the years ended December 31, 2007 and 2006, respectively.

     The Company expects to make contributions of $115 million, net of participant's contributions, toward the other postretirement plan obligations in 2008. As noted previously, the Company expects to receive subsidies under the Prescription Drug Act to partially offset such payments.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Gross benefit payments for the next ten years, which reflect expected future service where appropriate, and gross subsidies to be received under the Prescription Drug Act are expected to be as follows:

                                                         OTHER POSTRETIREMENT BENEFITS
                                                         -----------------------------
                                               PENSION            PRESCRIPTION
                                              BENEFITS   GROSS   DRUG SUBSIDIES    NET
                                              --------   -----   --------------   ----
                                                              (IN MILLIONS)
2008........................................   $  355     $115        $ (14)      $101
2009........................................   $  368     $119        $ (15)      $104
2010........................................   $  378     $123        $ (16)      $107
2011........................................   $  391     $127        $ (16)      $111
2012........................................   $  407     $130        $ (17)      $113
2013 - 2017.................................   $2,251     $705        $(100)      $605


  SAVINGS AND INVESTMENT PLANS

     The Company sponsors savings and investment plans for substantially all employees under which a portion of employee contributions are matched. The Company contributed $69 million, $73 million and $70 million for the years ended December 31, 2007, 2006 and 2005, respectively.

17.  EQUITY

  CAPITAL CONTRIBUTIONS

     On December 12, 2007, the Holding Company contributed $7 million to the Company in connection with the Company's issuance of a surplus note to MetLife Capital Trust IV. See Note 10.

     On October 20, 2006, the Holding Company contributed $17 million to the Company in connection with the sale and merger of CLIC. See Note 2.

     On September 30, 2006, the Holding Company contributed $377 million to the Company in the form of intangible assets. See Note 2.

     On May 1, 2006, GALIC, an indirect insurance subsidiary of the Company, sold its wholly-owned insurance subsidiary, Paragon Life Insurance Company ("Paragon"), to its ultimate parent, the Holding Company. Immediately following the sale, the Holding Company merged Paragon, an affiliate of the Company, with and into the Company. In connection with the transaction, the Holding Company contributed $76 million to the Company.

  EXCESS PROCEEDS RECEIVED ON SALE OF INTERESTS IN AFFILIATES

     On November 1, 2007, the Company sold its interests in MetLife Mexico, S.A. and MetLife Pensiones, S.A., both affiliates, to MetLife International Holdings, Inc. ("MIHI"), also an affiliate, at their approximate aggregate fair value of $34 million. The Company's carrying value of the interests at the time of sale was $4 million. The excess cash consideration received from MIHI over the Company's carrying value resulted in an increase of $30 million in additional paid-in capital.

  STOCK-BASED COMPENSATION PLANS

  Overview

     As described more fully in Note 1, effective January 1, 2006, in conjunction with the Holding Company, the Company adopted SFAS 123(r) using the modified prospective transition method. The adoption of SFAS 123(r) did not have a significant impact on the Company's financial position or results of operations.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The stock-based compensation expense recognized by the Company is related to awards under incentive plans of the Holding Company, as described herein.

  Description of Plans

     The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "Stock Incentive Plan"), authorized the granting of awards in the form of options to buy shares of Holding Company common stock ("Stock Options") that either qualify as incentive Stock Options under Section 422A of the Internal Revenue Code or are non-qualified. Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan, as amended (the "2005 Stock Plan"), awards granted may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards, and Stock-Based Awards (each as defined in the 2005 Stock Plan). The Stock Incentive Plan, 2005 Stock Plan, and the LTPCP, as described below, are hereinafter collectively referred to as the "Incentive Plans."

     The aggregate number of shares of Holding Company common stock reserved for issuance under the 2005 Stock Plan and the LTPCP is 68,000,000, plus those shares available but not utilized under the Stock Incentive Plan and those shares utilized under the Stock Incentive Plan that are recovered due to forfeiture of Stock Options. Additional shares of Holding Company common stock carried forward from the Stock Incentive Plan and available for issuance under the 2005 Stock Plan were 12,506,003 as of December 31, 2007. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of shares remaining for issuance under that plan by one, and each share issued under the 2005 Stock Plan in connection with awards other than Stock Options or Stock Appreciation Rights reduces the number of shares remaining for issuance under that plan by 1.179 shares. As of December 31, 2007, the aggregate number of shares of Holding Company common stock remaining available for issuance pursuant to the 2005 Stock Plan was 60,862,366.

     Stock Option exercises and other stock-based awards to employees settled in shares are satisfied through the issuance of shares held in treasury by the Holding Company. The Company does not issue any of its own shares in satisfaction of stock-based compensation awards to employees.

     The Holding Company allocated 88%, 90% and 92% of stock-based compensation to the Company for the years ended December 31, 2007, 2006 and 2005, respectively. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, the discussion herein addresses the Holding Company's practices for recognizing expense for awards under the Incentive Plans. Underlying awards are expressed in their entirety with related expense amounts representing the resulting allocation to the Company.

     Compensation expense related to awards under the Incentive Plans is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable. Compensation expense of $128 million, $130 million and $112 million, and income tax benefits of $45 million, $46 million and $39 million, related to the Incentive Plans was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively. Compensation expense is principally related to the issuance of Stock Options, Performance Shares and LTPCP arrangements.

  Stock Options

     All Stock Options granted had an exercise price equal to the closing price of the Holding Company's common stock as reported on the New York Stock Exchange on the date of grant, and have a maximum term of ten years. Certain Stock Options granted under the Stock Incentive Plan and the 2005 Stock Plan have or will become

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


exercisable over a three year period commencing with the date of grant, while other Stock Options have or will become exercisable three years after the date of grant.

     A summary of the activity related to Stock Options for the year ended December 31, 2007 is presented below. The aggregate intrinsic value was computed using the closing share price on December 31, 2007 of $61.62 and December 29, 2006 of $59.01, as applicable.

                                                                               WEIGHTED
                                                                               AVERAGE
                                                                WEIGHTED      REMAINING
                                               SHARES UNDER      AVERAGE     CONTRACTUAL     AGGREGATE
                                                  OPTION     EXERCISE PRICE      TERM     INTRINSIC VALUE
                                               ------------  --------------  -----------  ---------------
                                                                               (YEARS)     (IN MILLIONS)
Outstanding at January 1, 2007...............   24,814,183     $     34.69       6.58       $       604
                                                               ===========   ===========  ===============
Granted......................................    3,297,875          $62.86
Exercised....................................   (3,508,416)         $31.33
Cancelled/Expired............................      (68,314)         $30.57
Forfeited....................................     (172,582)         $55.13
                                                ----------
Outstanding at December 31, 2007.............   24,362,746          $38.85       6.18              $555
                                                ==========     ===========   ===========    ===========
Aggregate number of stock options expected to
  vest at December 31, 2007..................   23,777,440          $38.52       6.13              $549
                                                ==========     ===========   ===========    ===========
Exercisable, December 31, 2007...............   17,393,154          $32.84       5.29              $501
                                                ==========     ===========   ===========    ===========



     Prior to January 1, 2005, the Black-Scholes model was used to determine the fair value of Stock Options granted and recognized in the financial statements or as reported in the pro forma disclosure which follows. The fair value of Stock Options issued on or after January 1, 2005 was estimated on the date of grant using a binomial lattice model. The Holding Company made this change because lattice models produce more accurate option values due to the ability to incorporate assumptions about grantee exercise behavior resulting from changes in the price of the underlying shares. In addition, lattice models allow for changes in critical assumptions over the life of the option in comparison to closed-form models like Black-Scholes, which require single-value assumptions at the time of grant.

     The Holding Company used daily historical volatility since the inception of trading when calculating Stock Option values using the Black-Scholes model. In conjunction with the change to the binomial lattice model, the Holding Company began estimating expected future volatility based upon an analysis of historical prices of the Holding Company's common stock and call options on that common stock traded on the open market. The Holding Company uses a weighted-average of the implied volatility for publicly traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of the Holding Company's common stock. The Holding Company chose a monthly measurement interval for historical volatility as it believes this better depicts the nature of employee option exercise decisions being based on longer-term trends in the price of the underlying shares rather than on daily price movements.

     The risk-free rate is based on observed interest rates for instruments with maturities similar to the expected term of the Stock Options. Whereas the Black-Scholes model requires a single spot rate for instruments with a term matching the expected life of the option at the valuation date, the binomial lattice model allows for the use of different rates for each year over the contractual term of the option. The table below presents the full range of imputed forward rates for U.S. Treasury Strips that was used in the binomial lattice model over the contractual term of all Stock Options granted in the period.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Dividend yield is determined based on historical dividend distributions compared to the price of the underlying common stock as of the valuation date and held constant over the life of the Stock Option.

     Use of the Black-Scholes model requires an input of the expected life of the Stock Options, or the average number of years before Stock Options will be exercised or expired. The Holding Company estimated expected life using the historical average years to exercise or cancellation and average remaining years outstanding for vested Stock Options. Alternatively, the binomial model used by the Holding Company incorporates the contractual term of the Stock Options and then considers expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment, to derive an expected life. The post-vesting termination rate is determined from actual historical exercise and expiration activity under the Incentive Plans. Exercise behavior in the binomial lattice model used by the Holding Company is expressed using an exercise multiple, which reflects the ratio of exercise price to the strike price of Stock Options granted at which holders of the Stock Options are expected to exercise. The exercise multiple is derived from actual historical exercise activity.

     The following weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, were used to determine the fair value of Stock Options issued during the:

                                                          YEARS ENDED DECEMBER 31,
                                                -------------------------------------------
                                                     2007           2006           2005
                                                -------------  -------------  -------------
Dividend yield................................      0.94%          1.04%          1.19%
Risk-free rate of return......................  4.30% - 5.32%  4.17% - 4.96%  3.34% - 5.41%
Expected volatility...........................      19.54%         22.00%         23.24%
Exercise multiple.............................       1.66           1.52           1.48
Post-vesting termination rate.................      3.66%          4.09%          5.19%
Contractual term (years)......................        10             10             10
Expected Life (years).........................        6              6              6
Weighted average exercise price of stock
  options granted.............................  $    62.86     $    50.21     $    38.70
Weighted average fair value of stock options
  granted.....................................  $    17.76     $    13.84     $    10.09


     Compensation expense related to Stock Option awards expected to vest and granted prior to January 1, 2006 is recognized ratably over the requisite service period, which equals the vesting term. Compensation expense related to Stock Option awards expected to vest and granted on or after January 1, 2006 is recognized ratably over the requisite service period or the period to retirement eligibility, if shorter. Compensation expense of $49 million, $51 million and $47 million related to Stock Options was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Had compensation expense for grants awarded prior to January 1, 2003 been determined based on the fair value at the date of grant rather than the intrinsic value method, the Company's earnings would have been reduced to the following pro forma amounts for the following:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                               -------------
                                                                    2005
                                                               -------------
                                                               (IN MILLIONS)
Net income...................................................   $     3,253
Add: Stock option-based employee compensation expense
  included in reported net income, net of income tax.........            30
Deduct: Total stock option-based employee compensation
  determined under fair value based method for all awards,
  net of income tax..........................................           (32)
                                                                -----------
Pro forma net income.........................................        $3,251
                                                                ===========



     As of December 31, 2007, the Holding Company had $41 million of total unrecognized compensation costs related to Stock Options. It is expected that these costs will be recognized over a weighted average period of 1.70 years. The Company's allocated portion of Stock Option expense was 89%.

     The Holding Company allocated to its subsidiaries the tax benefit associated with the deduction allowed for Stock Option exercises. The Company's consolidated results of operations include $41 million, $22 million, and $11 million of such tax benefits for the years ended December 31, 2007, 2006, and 2005, respectively.

  Performance Shares

     Beginning in 2005, the Holding Company awarded certain members of management Performance Shares under (and as defined in) the 2005 Stock Plan. Participants are awarded an initial target number of Performance Shares with the final number of Performance Shares payable being determined by the product of the initial target multiplied by a factor of 0.0 to 2.0. The factor applied is based on measurements of the Holding Company's performance with respect to: (i) the change in annual net operating earnings per share, as defined; and (ii) the proportionate total shareholder return, as defined, with reference to the three-year performance period relative to other companies in the S&P Insurance Index with reference to the same three-year period. Performance Share awards will normally vest in their entirety at the end of the three-year performance period (subject to certain contingencies) and will be payable entirely in shares of the Holding Company's common stock.

     The following is a summary of Performance Share activity for the year ended December 31, 2007:

                                                                  WEIGHTED AVERAGE
                                                    PERFORMANCE      GRANT DATE
                                                       SHARES        FAIR VALUE
                                                    -----------   ----------------
Outstanding at January 1, 2007....................   1,849,575     $         42.24
  Granted.........................................     916,075              $60.86
  Forfeited.......................................     (75,525)             $49.20
                                                    -----------
Outstanding at December 31, 2007..................   2,690,125              $48.39
                                                    ===========
Performance Shares expected to vest at December
  31, 2007........................................   2,641,669              $48.20
                                                    ===========



     Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the final performance factor to be determined at the end of the respective performance period. As of December 31, 2007, the three year performance period for the 2005 Performance Share grants was completed. Included in the immediately preceding table are 965,525 outstanding Performance Shares to

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

which the final performance factor will be applied. The calculation of the performance factor is expected to be finalized during the second quarter of 2008 after all data necessary to perform the calculation is publicly available.

     Performance Share awards are accounted for as equity awards but are not credited with dividend-equivalents for actual dividends paid on the Holding Company's common stock during the performance period. Accordingly, the fair value of Performance Shares is based upon the closing price of the Holding Company's common stock on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period.

     Compensation expense related to initial Performance Shares granted prior to January 1, 2006 and expected to vest is recognized ratably during the performance period. Compensation expense related to initial Performance Shares granted on or after January 1, 2006 and expected to vest is recognized ratably over the performance period or the period to retirement eligibility, if shorter. Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period. Compensation expense of $79 million, $67 million and $22 million, related to Performance Shares was allocated to the Company for the years ended December 31, 2007, 2006 and 2005, respectively.

     As of December 31, 2007, the Holding Company had $57 million of total unrecognized compensation costs related to Performance Share awards. It is expected that these costs will be recognized over a weighted average period of
1.72 years. The Company's allocated portion of Performance Share expense was 88%.

  Long-Term Performance Compensation Plan

     Prior to January 1, 2005, the Holding Company granted stock-based compensation to certain members of management under the LTPCP. Each participant was assigned a target compensation amount (an "Opportunity Award") at the inception of the performance period with the final compensation amount determined based on the total shareholder return on the Holding Company's common stock over the three-year performance period, subject to limited further adjustment approved by the Holding Company's Board of Directors. Payments on the Opportunity Awards were normally payable in their entirety (subject to certain contingencies) at the end of the three-year performance period, and were paid in whole or in part with shares of the Holding Company's common stock, as approved by the Holding Company's Board of Directors. There were no new grants under the LTPCP during the years ended December 31, 2007, 2006 and 2005.

     A portion of each Opportunity Award under the LTPCP was settled in shares of the Holding Company's common stock while the remainder was settled in cash. The portion of the Opportunity Award settled in shares of the Holding Company's common stock was accounted for as an equity award with the fair value of the award determined based upon the closing price of the Holding Company's common stock on the date of grant. The compensation expense associated with the equity award, based upon the grant date fair value, was recognized into expense ratably over the respective three-year performance period. The portion of the Opportunity Award settled in cash was accounted for as a liability and was remeasured using the closing price of the Holding Company's common stock on the final day of each subsequent reporting period during the three-year performance period.

     The final LTPCP performance period concluded during the six months ended June 30, 2007. Final Opportunity Awards in the amount of 618,375 shares of the Holding Company's common stock and $16 million in cash were paid on April 18, 2007. No significant compensation expense related to LTPCP was recognized during the year ended December 31, 2007. Compensation expense of $12 million and $43 million related to LTPCP Opportunity Awards was allocated to the Company for the years ended December 31, 2006 and 2005, respectively.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  STATUTORY EQUITY AND INCOME

     Each insurance company's state of domicile imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. Metropolitan Life Insurance Company and each of its U.S. insurance subsidiaries exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year. Further, statutory accounting principles do not give recognition to purchase accounting adjustments.

     Statutory net income of Metropolitan Life Insurance Company, a New York domiciled insurer, was $2.1 billion, $1.0 billion and $2.2 billion for the years ended December 31, 2007, 2006 and 2005, respectively. Statutory capital and surplus, as filed with the Department, was $13.0 billion and $9.2 billion at December 31, 2007 and 2006, respectively.

  DIVIDEND RESTRICTIONS

     Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to the Holding Company as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted to pay a cash dividend to the Holding Company in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the Superintendent and the Superintendent does not disapprove the distribution within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its shareholders. The New York State Department of Insurance (the "Department") has established informal guidelines for such determinations. The guidelines, among other things, focus on the insurer's overall financial condition and profitability under statutory accounting practices. During the years ended December 31, 2007 and 2006, Metropolitan Life Insurance Company paid to the Holding Company $500 million and $863 million, respectively, in ordinary dividends. The maximum amount of dividends which Metropolitan Life Insurance Company may pay to the Holding Company in 2008 without prior regulatory approval is $1,299 million.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Stockholder dividends or other distributions proposed to be paid by New England Life Insurance Company ("NELICO") to its parent, Metropolitan Life Insurance Company , must be approved by Massachusetts Commissioner of Insurance (the "Commissioner") if such dividends or distributions made within the preceding calendar year, exceed the greater of (i) 10% of NELICO's statutory surplus as of the immediately preceding calendar year or (ii) NELICO's statutory net gains from operations for the immediately preceding calendar year. In addition, dividends cannot be paid from a source other than statutory unassigned funds surplus without prior approval of the Commissioner. NELICO paid no common stockholder dividends for the years ended December 31, 2007, 2006 and 2005. The maximum amount of the dividend which NELICO may pay to Metropolitan Life Insurance Company in 2008 without prior regulatory approval is $94 million.

     For the years ended December 31, 2007, 2006 and 2005, Metropolitan Life Insurance Company received dividends from subsidiaries of $60 million, $34 million and $77 million, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the years ended December 31, 2007, 2006 and 2005 in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior year:

                                                              YEARS ENDED DECEMBER 31,
                                                            ---------------------------
                                                              2007      2006      2005
                                                            -------   -------   -------
                                                                   (IN MILLIONS)
Holding gains (losses) on investments arising during the
  year....................................................  $(1,485)  $  (926)  $(2,611)
Income tax effect of holding gains (losses)...............      655       324       984
Reclassification adjustments:
  Recognized holding (gains) losses included in current
     year income..........................................     (173)      403       241
  Amortization of premiums and accretion of discounts
     associated with investments..........................      493      (443)     (186)
Income tax effect.........................................     (141)       14       (21)
Allocation of holding gains on investments relating to
  other policyholder amounts..............................      532       792     1,580
Income tax effect of allocation of holding gains to other
  policyholder amounts....................................     (235)     (277)     (596)
Unrealized investment gains of subsidiary at date of
  sale....................................................       --        --        15
Deferred income tax on unrealized investment gains of
  subsidiary at date of sale..............................       --        --        (5)
                                                            -------   -------   -------
Net unrealized investment gains (losses)..................     (354)     (113)     (599)
                                                            -------   -------   -------
Foreign currency translation adjustments..................      139         7       (54)
Foreign currency translation adjustments of subsidiary at
  due date of sale........................................       --        --         5
                                                            -------   -------   -------
Foreign currency translation adjustment...................      139         7       (49)
Minimum pension liability adjustment......................       --       (18)       89
Defined benefit plan adjustment...........................      524        --        --
                                                            -------   -------   -------
Other comprehensive income (loss).........................  $   309     $(124)  $  (559)
                                                            =======   =======   =======


              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

18.  OTHER EXPENSES

     Information on other expenses is as follows:

                                                      YEARS ENDED DECEMBER 31,
                                                    ---------------------------
                                                      2007      2006      2005
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Compensation......................................  $ 2,693   $ 2,661   $ 2,564
Commissions.......................................    1,711     1,701     1,334
Interest and debt issue costs.....................      418       332       245
Amortization of DAC and VOBA......................    1,160     1,089     1,385
Capitalization of DAC.............................   (1,689)   (1,677)   (1,619)
Rent, net of sublease income......................      217       201       227
Minority interest.................................      302       225       168
Insurance tax.....................................      551       527       417
Other.............................................      981     1,255       996
                                                    -------   -------   -------
  Total other expenses............................  $ 6,344   $ 6,314   $ 5,717
                                                    =======   =======   =======



     As discussed in Note 8, the Company recognized an expense related to the recapture of a reinsurance treaty by an affiliate for the year ended December 31, 2006. For the year ended December 31, 2005, the Company entered into a reinsurance agreement with an affiliate and it received a ceding commission which is included in the table above.

     See Notes 8, 10, and 22 for discussion of affiliated expenses included in the table above.

19.  BUSINESS SEGMENT INFORMATION

     The Company is a leading provider of insurance and other financial services with operations throughout the United States. The Company's business is divided into three operating segments: Institutional, Individual and Reinsurance, as well as Corporate & Other. These segments are managed separately because they either provide different products and services, require different strategies or have different technology requirements.

     Institutional offers a broad range of group insurance and retirement & savings products and services, including group life insurance, non-medical health insurance, such as short and long-term disability, long-term care, and dental insurance, and other insurance products and services. Individual offers a wide variety of protection and asset accumulation products, including life insurance, annuities and mutual funds. Through the Company's majority-owned subsidiary, RGA, the Reinsurance segment provides reinsurance of life and annuity policies in North America and various international markets. Additionally, reinsurance of critical illness policies is provided in select international markets.

     Corporate & Other contains the excess capital not allocated to the business segments, various start-up entities and run-off entities, as well as interest expense related to the majority of the Company's outstanding debt and expenses associated with certain legal proceedings and income tax audit issues. Corporate & Other also includes the elimination of all intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings, as well as intersegment transactions. Additionally, the Company's asset management business, including amounts reported as discontinued operations, is included in the results of operations for Corporate & Other. See
Note 20 for disclosures regarding discontinued operations, including real estate.

     Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


unique and specific nature of the risks inherent in Company's businesses. As a part of the economic capital process, a portion of net investment income is credited to the segments based on the level of allocated equity.

     Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2007, 2006 and 2005. The accounting policies of the segments are the same as those of the Company, except for the method of capital allocation and the accounting for gains (losses) from intercompany sales, which are eliminated in consolidation. The Company allocates equity to each segment based upon the economic capital model that allows the Company to effectively manage its capital. The Company evaluates the performance of each segment based upon net income excluding net investment gains (losses), net of income tax, adjustments related to net investment gains (losses), net of income tax, the impact from the cumulative effect of changes in accounting, net of income tax and discontinued operations, other than discontinued real estate, net of income tax. The Company allocates certain non-recurring items, such as expenses associated with certain legal proceedings, to Corporate & Other.

FOR THE YEAR ENDED                                                                 CORPORATE &
DECEMBER 31, 2007                    INSTITUTIONAL   INDIVIDUAL   REINSURANCE         OTHER          TOTAL
-----------------------------------  -------------   ----------   -----------   ----------------   --------
                                                                  (IN MILLIONS)
STATEMENT OF INCOME:
Premiums...........................     $ 12,358      $  4,073    $     4,910   $              4   $ 21,345
Universal life and investment-type
  product policy fees..............          763         1,483             --                 --      2,246
Net investment income..............        6,669         5,552            871                394     13,486
Other revenues.....................          712           152             77                 61      1,002
Net investment gains (losses)......         (269)          (81)          (177)                63       (464)
Policyholder benefits and claims...       13,332         4,924          3,989                 19     22,264
Interest credited to policyholder
  account balances.................        2,451         1,064            262                 --      3,777
Policyholder dividends.............           --         1,685             --                  2      1,687
Other expenses.....................        2,391         2,290          1,226                437      6,344
                                        --------      --------    -----------   ----------------   --------
Income from continuing operations
  before provision (benefit) for
  income tax.......................        2,059         1,216            204                 64      3,543
Provision (benefit) for income
  tax..............................          701           431             71                (65)     1,138
                                        --------      --------    -----------   ----------------   --------
Income from continuing operations..        1,358           785            133                129      2,405
Income from discontinued
  operations, net of income tax....            7            --             --                 20         27
                                        --------      --------    -----------   ----------------   --------
Net income.........................     $  1,365      $    785        $   133            $   149   $  2,432
                                        ========      ========    ===========   ================   ========
BALANCE SHEET:
Total assets.......................     $170,540      $167,257        $21,331            $14,786   $373,914
DAC and VOBA.......................     $    907      $  7,715        $ 3,513            $     6   $ 12,141
Separate account assets............     $ 49,577      $ 40,143        $    17            $   (17)  $ 89,720
Policyholder liabilities...........     $ 95,499      $ 86,065        $15,113            $   346   $197,023
Separate account liabilities.......     $ 49,577      $ 40,143        $    17            $   (17)  $ 89,720

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                              CORPORATE &
DECEMBER 31, 2006                    INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER        TOTAL
-----------------------------------  -------------   ----------   -----------   -----------   --------
                                                               (IN MILLIONS)
STATEMENT OF INCOME:
Premiums...........................     $ 11,801      $  4,129    $     4,348      $     6    $ 20,284
Universal life and investment-type
  product policy fees..............          750         1,433             --           --       2,183
Net investment income..............        5,815         5,481            732          269      12,297
Other revenues.....................          677           114             66           33         890
Net investment gains (losses)......         (348)         (394)             7          (92)       (827)
Policyholder benefits and claims...       12,918         4,712          3,490           17      21,137
Interest credited to policyholder
  account balances.................        1,944         1,049            254           --       3,247
Policyholder dividends.............           --         1,669             --            2       1,671
Other expenses.....................        2,483         2,213          1,227          391       6,314
                                        --------      --------    -----------    ---------    --------
Income (loss) from continuing
  operations before provision
  (benefit) for income tax.........        1,350         1,120            182         (194)      2,458
Provision (benefit) for income
  tax..............................          445           400             64         (273)        636
                                        --------      --------    -----------    ---------    --------
Income from continuing operations..          905           720            118           79       1,822
Income from discontinued
  operations, net of income tax....           42            18             --           44         104
                                        --------      --------    -----------    ---------    --------
Net income.........................     $    947      $    738        $   118      $   123    $  1,926
                                        ========      ========    ===========    =========    ========
BALANCE SHEET:
Total assets.......................     $157,673      $150,508        $18,818    $  13,059    $340,058
DAC and VOBA.......................     $  1,205      $  7,677        $ 3,152      $     9    $ 12,043
Separate account assets............     $ 44,546      $ 36,403        $    16      $    --    $ 80,965
Policyholder liabilities...........     $ 86,359      $ 86,473        $13,332      $   325    $186,489
Separate account liabilities.......     $ 44,546      $ 36,403        $    16      $    --    $ 80,965

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

FOR THE YEAR ENDED                                                               CORPORATE &
DECEMBER 31, 2005                     INSTITUTIONAL   INDIVIDUAL   REINSURANCE      OTHER       TOTAL
------------------------------------  -------------   ----------   -----------   -----------   -------
                                                                (IN MILLIONS)
STATEMENT OF INCOME:
Premiums............................    $  11,271      $  4,113     $    3,869         $   3   $19,256
Universal life and investment-type
  product policy fees...............          753         1,193             --             2     1,948
Net investment income...............        5,231         5,555            606           326    11,718
Other revenues......................          642            92             58            28       820
Net investment gains (losses).......           76            83             22            (2)      179
Policyholder benefits and claims....       12,448         4,823          3,206           (32)   20,445
Interest credited to policyholder
  account balances..................        1,347         1,029            220            --     2,596
Policyholder dividends..............            1         1,644             --             2     1,647
Other expenses......................        2,199         2,173            991           354     5,717
                                        ---------      --------     ----------    ----------   -------
Income from continuing operations
  before provision (benefit) for
  income tax........................        1,978         1,367            138            33     3,516
Provision (benefit) for income tax..          661           487             46          (101)    1,093
                                        ---------      --------     ----------    ----------   -------
Income from continuing operations...        1,317           880             92           134     2,423
Income from discontinued operations,
  net of income tax.................          174           296             --           360       830
                                        ---------      --------     ----------    ----------   -------
Net income..........................      $ 1,491        $1,176         $   92    $      494   $ 3,253
                                        =========      ========     ==========    ==========   =======



     Net investment income and net investment gains (losses) are based upon the actual results of each segment's specifically identifiable asset portfolio adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

     Revenues derived from any customer did not exceed 10% of consolidated revenues for the years ended December 31, 2007, 2006 and 2005. Revenues from U.S. operations were $35.4 billion, $33.0 billion and $32.4 billion for the years ended December 31, 2007, 2006 and 2005, respectively, which represented 94%, 95% and 95%, respectively, of consolidated revenues.

20.  DISCONTINUED OPERATIONS

  REAL ESTATE

     The Company actively manages its real estate portfolio with the objective of maximizing earnings through selective acquisitions and dispositions. Income related to real estate classified as held-for-sale or sold is presented in discontinued operations. These assets are carried at the lower of depreciated cost or fair value less expected disposition costs.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following information presents the components of income from discontinued real estate operations:

                                                        YEARS ENDED DECEMBER
                                                                 31,
                                                        --------------------
                                                        2007   2006    2005
                                                        ----   ----   ------
                                                            (IN MILLIONS)
Investment income.....................................  $ 54   $ 68   $  174
Investment expense....................................   (40)   (47)    (102)
Net investment gains..................................     7     91      961
                                                        ----   ----   ------
  Total revenues......................................    21    112    1,033
Provision for income tax..............................     8     40      371
                                                        ----   ----   ------
  Income from discontinued operations, net of income
     tax..............................................  $ 13   $ 72   $  662
                                                        ====   ====   ======



     The carrying value of real estate related to discontinued operations was $172 million and $177 million at December 31, 2007 and 2006, respectively.

     The following table presents the discontinued real estate operations by segment:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2007     2006     2005
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Net investment income
  Institutional........................................   $ 3      $ 8     $ 29
  Individual...........................................    --        4       20
  Corporate & Other....................................    11        9       23
                                                          ---      ---     ----
     Total net investment income.......................   $14      $21     $ 72
                                                          ===      ===     ====
Net investment gains (losses)
  Institutional........................................   $ 7      $58     $242
  Individual...........................................    --       23      443
  Corporate & Other....................................    --       10      276
                                                          ---      ---     ----
     Total net investment gains (losses)...............   $ 7      $91     $961
                                                          ===      ===     ====



     In the second quarter of 2005, the Company sold its One Madison Avenue property in Manhattan, New York for $918 million resulting in a gain, net of income tax, of $431 million. Net investment income on One Madison Avenue was $13 million for the year ended December 31, 2005.

  OPERATIONS

     On September 29, 2005, the Company completed the sale of MetLife Indonesia to a third party, resulting in a gain upon disposal of $10 million, net of income tax. As a result of this sale, the Company recognized income from discontinued operations of $5 million, net of income tax, for the year ended December 31, 2005. The Company reclassified the operations of MetLife Indonesia into discontinued operations for all years presented.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table presents the amounts related to the operations of MetLife Indonesia that have been combined with the discontinued real estate operations in the consolidated statements of income:

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                               -------------
                                                                    2005
                                                               -------------
                                                               (IN MILLIONS)
Revenues.....................................................   $          5
Expenses.....................................................             10
                                                                ------------
Income before provision for income tax.......................             (5)
Provision for income tax.....................................             --
Net investment gain, net of income tax.......................             10
                                                                ------------
  Income (loss) from discontinued operations, net of income
     tax.....................................................            $ 5
                                                                ============



     On January 31, 2005, the Company completed the sale of SSRM to a third party for $328 million in cash and stock. The Company reported the operations of SSRM in discontinued operations. As a result of the sale of SSRM, the Company recognized income from discontinued operations of $157 million, net of income tax, comprised of a realized gain of $165 million, net of income tax, and an operating expense related to a lease abandonment of $8 million, net of income tax. The Company's discontinued operations for the year ended December 31, 2005 included expenses of $6 million, net of income tax, related to the sale of SSRM. Under the terms of the sale agreement, MetLife will have an opportunity to receive additional payments based on, among other things, certain revenue retention and growth measures. The purchase price is also subject to reduction over five years, depending on retention of certain Company-related business. In the fourth quarter of 2007, the Company accrued a liability for $2 million, net of income tax, related to the termination of certain Company-related business. Also under the terms of such agreement, the Company had the opportunity to receive additional consideration for the retention of certain customers for a specific period in 2005. Upon finalization of the computation, the Company received payments of $30 million, net of income tax, in the second quarter of 2006 and $12 million, net of income tax, in the fourth quarter of 2005 due to the retention of these specific customer accounts. In the first quarter of 2007, the Company received a payment of $16 million, net of income tax, as a result of the revenue retention and growth measure provision in the sales agreement. In the fourth quarter of 2006, the Company eliminated $4 million of a liability that was previously recorded with respect to the indemnities provided in connection with the sale of SSRM, resulting in a benefit to the Company of $2 million, net of income tax. The Company believes that future payments relating to these indemnities are not probable.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The operations of SSRM include affiliated revenues of $5 million for the year ended December 31, 2005, related to asset management services provided by SSRM to the Company that have not been eliminated from discontinued operations as these transactions continued after the sale of SSRM. The following table presents the amounts related to operations of SSRM that have been combined with the discontinued real estate operations in the consolidated statements of income:

                                                          YEARS ENDED DECEMBER
                                                                   31,
                                                         ----------------------
                                                         2007     2006     2005
                                                         ----     ----     ----
                                                              (IN MILLIONS)
Revenues...............................................   $--      $--     $ 19
Expenses...............................................    --       --       38
                                                          ---      ---     ----
Income before provision for income tax.................    --       --      (19)
Provision for income tax...............................    --       --       (5)
Net investment gain, net of income tax.................    14       32      177
                                                          ---      ---     ----
  Income from discontinued operations, net of income
     tax...............................................   $14      $32     $163
                                                          ===      ===     ====



21.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. The implementation of SFAS 157 may impact the fair value assumptions and methodologies associated with the valuation of assets and liabilities. See also Note 1 regarding the adoption of SFAS 157.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Amounts related to the Company's financial instruments are as follows:

                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
DECEMBER 31, 2007                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $161,664    $161,664
  Equity securities.............................             $  4,304    $  4,304
  Trading securities............................             $    457    $    457
  Mortgage and consumer loans...................             $ 40,012    $ 40,561
  Policy loans..................................             $  8,736    $  8,736
  Short-term investments........................             $    678    $    678
  Cash and cash equivalents.....................             $  2,331    $  2,331
  Accrued investment income.....................             $  2,529    $  2,529
  Mortgage loan commitments.....................   $3,277    $     --    $    (32)
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $  667    $     --    $    (25)
Liabilities:
     Policyholder account balances..............             $ 75,565    $ 75,145
     Short-term debt............................             $    357    $    357
     Long-term debt.............................             $  3,215    $  3,280
     Collateral financing arrangements..........             $    850    $    761
     Junior subordinated debt securities........             $    399    $    356
     Shares subject to mandatory redemption.....             $    159    $    178
     Payables for collateral under securities
       loaned and other transactions............             $ 28,952    $ 28,952




                                                  NOTIONAL   CARRYING    ESTIMATED
                                                   AMOUNT      VALUE    FAIR VALUE
DECEMBER 31, 2006                                 --------   --------   ----------
                                                            (IN MILLIONS)
Assets:
  Fixed maturity securities.....................             $162,385    $162,385
  Equity securities.............................             $  3,487    $  3,487
  Trading securities............................             $    563    $    563
  Mortgage and consumer loans...................             $ 35,939    $ 36,184
  Policy loans..................................             $  8,587    $  8,587
  Short-term investments........................             $  1,244    $  1,244
  Cash and cash equivalents.....................             $  1,455    $  1,455
  Accrued investment income.....................             $  2,328    $  2,328
  Mortgage loan commitments.....................   $3,290    $     --    $     --
  Commitments to fund bank credit facilities,
     bridge loans and private corporate bond
     investments................................   $1,662    $     --    $     --
Liabilities:
  Policyholder account balances.................             $ 69,198    $ 66,965
  Short-term debt...............................             $    833    $    833
  Long-term debt................................             $  2,369    $  2,514
  Collateral financing arrangements.............             $    850    $    850
  Junior subordinated debt securities...........             $    399    $    400
  Shares subject to mandatory redemption........             $    278    $    357
  Payables for collateral under securities
     loaned and other transactions..............             $ 32,119    $ 32,119

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES, TRADING SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE AND CONSUMER LOANS, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES, BRIDGE LOANS AND PRIVATE CORPORATE BOND INVESTMENTS

     Fair values for mortgage and consumer loans are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, bridge loans and private corporate bond investments the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximate fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of policyholder account balances which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of policyholder account balances without final contractual maturities are assumed to equal their current net surrender value.

  SHORT-TERM AND LONG-TERM DEBT, COLLATERAL FINANCING ARRANGEMENTS, JUNIOR SUBORDINATED DEBT SECURITIES AND SHARES SUBJECT TO MANDATORY REDEMPTION

     The fair values of short-term and long-term debt, collateral financing arrangements, junior subordinated debt securities and shares subject to mandatory redemption are determined by discounting expected future cash flows using risk rates currently available for debt with similar terms and remaining maturities.

              METROPOLITAN LIFE INSURANCE COMPANY AND SUBSIDIARIES
                  (A Wholly-Owned Subsidiary of MetLife, Inc.)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  PAYABLES FOR COLLATERAL UNDER SECURITIES LOANED AND OTHER TRANSACTIONS

     The carrying value for payables for collateral under securities loaned and other transactions approximates fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, caps, floors, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

22.  RELATED PARTY TRANSACTIONS

  SERVICE AGREEMENTS

     MetLife Group, Incorporated, a wholly-owned subsidiary of the Holding Company, was formed as a personnel services company to provide personnel, as needed, to support the activities of the Company. Charges for these services, recorded in other expenses, were approximately $2.0 billion, $1.9 billion and $1.9 billion in 2007, 2006 and 2005, respectively.

     See Notes 3, 7, 8 and 10 for discussion of additional related party transactions.

                                    PART II

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS

      The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

      Metropolitan Life Separate Account E
        Independent Registered Public Accounting Firm's Report


      Financial Statements for the Years Ended December 31, 2007 and 2006

         Statements of Assets and Liabilities
         Statements of Operations
         Statements of Changes in Net Assets
         Notes to Financial Statements

      Metropolitan Life Insurance Company
        Independent Registered Public Accounting Firm's Report


      Financial Statements for the Years Ended December 31, 2007, 2006 and 2005

         Consolidated Balance Sheets
         Consolidated Statements of Income
         Consolidated Statements of Cash Flow
         Consolidated Statements of Equity
         Notes to Consolidated Financial Statements

  (b) EXHIBITS


     (1)         --   Resolution of the Board of Directors of Metropolitan Life
                      establishing Separate Account E.(1)
     (2)         --   Not applicable.
     (3) (a)     --   Not applicable.
         (b)     --   Form of Metropolitan Life Insurance Company Sales
                      Agreement.(7)
         (b)(i)  --   Form of Retail Sales Agreement (MLIDC Retail Sales Agreement
                      7-1-05)(LTC)(9)
         (c)     --   Participation Agreement--Metropolitan Series Fund(11)
         (d)     --   Participation Agreement--Met Investors Series Trust(12)
     (4) (a)     --   Form of Income Annuity Contract.(2)
         (b)     --   Form of Certificate.(2)
         (c)     --   Income Payment Contracts, RSC 99-02 NY and RSC 99-01 NY.(5)
         (d)     --   Immediate Income Payment Contract, RSC 99-02-IMM MA.(5)
         (e)     --   Deferred Income Payment Contract, RSC 99-02-DEF MA.(5)
         (g)     --   Endorsement.(6)
     (6) (a)     --   Amended and Restated Charter of Metropolitan Life Insurance
                      Company.(4)
         (b)     --   Amended and Restated By-Laws of Metropolitan Life Insurance
                      Co.(8)
     (7)         --   Not applicable.
     (8)         --   Not applicable.
     (9)         --   Opinion and consent of counsel as to the legality of the
                      securities being registered.(3)
    (10) (a)     --   Form of Settlement Agreement.(2)


                                              (Footnotes continued on next page)

         (b)     --   Form of Uniform Qualified Assignment.(2)
         (c)     --   Form of Uniform Qualified Assignment and Release.(2)
    (11)         --   Not applicable.
    (12)         --   Not applicable.
    (13) (a)     --   Powers of Attorney.(10)
    (14)         --   Consent of Independent Registered Public Accounting
                      Firm.(10)

---------------
1. Filed with Post-Effective Amendment No. 19 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on February 28, 1996. As incorporated herein by reference.

2. Filed with Pre-Effective Amendment No. 2 to this Registration Statement on November 1, 1999.

3. Filed with Post-Effective Amendment No. 1 to this Registration Statement on April 7, 2000.

4. Filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.

5. Filed with Post-Effective Amendment No. 2 to this Registration Statement on April 12, 2001.

6. Filed with Post-Effective Amendment No. 4 to this Registration Statement on Form N-4 on April 14, 2003.

7. Filed with Post-Effective Amendment No. 30 to Registration Statement No. 2-90380/811-4001 for Metropolitan Life Separate Account E on Form N-4 on October 22, 2003, as incorporated herein by reference.


8. Filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.


9. Filed with Post Effective Amendment No. 13 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 25, 2006.


10. Filed herewith. Power of Attorney for C. Robert Henrikson, R. Glenn Hubbard, Burton A. Dole, Jr., Cheryl W. Grise, James R. Houghton, Helene L. Kaplan, John M. Keane, James M. Kilts, Charles M. Leighton, Sylvia Matthews Burwell, Hugh B. Price, Kenton J. Sicchitano, David Satcher, William C. Steere, William J. Wheeler and James J. Prochaska, Jr.



11. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.



12. Filed with Registration Statement No. 83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR.


NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS                POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------------------                -----------------------------------
C. Robert Henrikson.............................   Chairman of the Board, President and Chief Executive Officer
MetLife, Inc and Metropolitan Life Insurance
Company
Chairman of the Board,
President and Chief Executive Officer
200 Park Avenue
New York, NY 10166
Sylvia Mathews Burwell..........................   Director
President, Global Development Program
The Bill and Melinda Gates Foundation
1551 Eastlake Avenue East
Seattle, WA 98102
Eduardo Castro-Wright...........................   Director
President and Chief Executive Officer
Wal-Mart Stores, USA
702 Southwest 8th Street
Bentonville, AK 72716
Burton A. Dole, Jr. ............................   Director
Retired Chairman, Dole/Neal LLC
Pauma Valley Country Club
Pauma Valley Drive
Pauma Valley, CA 92061

NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS                POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------------------                -----------------------------------
Cheryl W. Grise.................................   Director
Retired Executive Vice President
Northeast Utilities
24 Stratford Road
West Hartford, CT 06117
James R. Houghton...............................   Director
Chairman Emeritus and Director
Corning Incorporated
80 E. Market Street
Corning, NY 14830
R. Glenn Hubbard................................   Director
Dean and Russell L. Carson Professor of Finance
and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902
Helene L. Kaplan................................   Director
Of Counsel, Skadden, Arps, Slate, Meagher and
Flom, LLP
Four Times Square
New York, NY 10036
John M. Keane...................................   Director
Co-Founder and Senior Managing Director
Keane Advisors, LLC
2020 K St., N.W.
Washington, DC 20006
James M. Kilts..................................   Director
Partner
Centerview Partners Management, LLC
16 School Street
Rye, NY 10580
Charles H. Leighton.............................   Director
Executive Director
US SAILING
15 Maritime Dr.
Portsmouth, RI 02871
Hugh B. Price...................................   Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036
David Satcher...................................   Director
Director of Satcher Health Leadership Institute
and Center of Excellence on Health Disparities
Morehouse School of Medicine
720 Westview Drive, S.W.
Atlanta, GA 30310-1495
Kenton J. Sicchitano............................   Director
Retired Global Managing Partner
PricewaterhouseCoopers, LLC
25 Phillips Pond Road
Natick, MA 01760

NAME, PRINCIPAL OCCUPATION AND BUSINESS ADDRESS                POSITION AND OFFICES WITH DEPOSITOR
-----------------------------------------------                -----------------------------------
William C. Steere, Jr. .........................   Director
Retired Chairman of the Board and Chief
Executive Officer
Pfizer, Inc.
235 East 42nd Street, 22nd Floor
New York, NY 10017
Lulu C. Wang....................................   Director
Chief Executive Officer
Tupelo Capital Management LLC
12 E. 49th Street, #17
New York, NY 10017



     Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166



                   NAME                                        POSITION WITH METLIFE
                   ----                                        ---------------------
C. Robert Henrikson.......................  Chairman of the Board, President and Chief Executive Officer
Gwenn L. Carr.............................  Senior Vice President and Secretary
Ruth A. Fattori...........................  Executive Vice President and Chief Administrative Officer
Steven A. Kandarian.......................  Executive Vice President and Chief Investment Officer
James L. Lipscomb.........................  Executive Vice President and General Counsel
Maria R. Morris...........................  Executive Vice President, Technology and Operations
William J. Mullaney.......................  President, Institutional Business
Joseph J. Prochaska, Jr. .................  Executive Vice President and Chief Accounting Officer
William J. Toppeta........................  President, International
Lisa Weber................................  President, Individual Business
William J. Wheeler........................  Executive Vice President and Chief Financial Officer


ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


     The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                              AS OF DECEMBER 31, 2007

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2007. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, (if any)) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.

A.    MetLife Group, Inc. (NY)

B.    MetLife Bank National Association (USA)

C.    Exeter Reassurance Company, Ltd. (Bermuda)

D.    MetLife Taiwan Insurance Company Limited (Taiwan)

E.    Metropolitan Tower Life Insurance Company (DE)

      1.    TH Tower NGP, LLC (DE)

      2. Partners Tower, L.P. (DE) - a 99% limited partnership interest of Partners Tower, L.P. is held by Metropolitan Tower Life Insurance Company and 1% general partnership interest is held by TH Tower NGP, LLC (DE)

      3.    TH Tower Leasing, LLC (DE)

      4.    MetLife Reinsurance Company of Charleston (SC)

      5.    MetLife Reinsurance Company of Vermont (VT)

      6.    Entrecap Real Estate II, LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by Entrecap Real Estate II, LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            a)    PREFCO Vingt LLC (CT)

            b) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by Entrecap Real Estate II, LLC and 1% general partnership is held by PREFCO Vingt LLC.

     7.     Plaza Drive Properties, LLC (DE)

     8.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

F. MetLife Pensiones S.A. (Mexico)- 97.4738% is owned by MetLife, Inc. and 2.5262% is owned by MetLife International Holdings, Inc.

G. MetLife Chile Inversiones Limitada (Chile)- 99.9999999% is owned by MetLife, Inc. and 0.0000001% is owned by Natiloportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile)- 99.99% is owned by MetLife Chile Inversiones Limitada and 0.01% is owned by MetLife International Holdings, Inc.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile)- 99.99% is owned by MetLife Chile Seguros de Vida S.A. and 0.01% is owned by MetLife Chile Inversiones Limitada.

H. MetLife Mexico S.A. (Mexico)- 98.70541% is owned by MetLife, Inc., 1.29459% is owned by MetLife International Holdings, Inc.

      1. MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. (Mexico) and 0.01% is owned by MetLife Pensiones S.A.

            a) Met1 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            b) Met2 SIEFORE, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

            c) MetA SIEFORE, S.A. de C.V. (Mexico)- 99.9% is owned by MetLife Afore, S.A. de C.V. and 0.01% is owned by MetLife Mexico S.A. (Mexico)

I. MetLife Mexico Servicios, S.A. de C.V. (Mexico)- 98% is owned by MetLife, Inc. and 2% is owned by MetLife International Holdings, Inc.

J.    MetLife Seguros de Vida S.A. (Uruguay)

K.    MetLife Securities, Inc. (DE)

L.    Enterprise General Insurance Agency, Inc. (DE)

      1.    MetLife General Insurance Agency of Texas, Inc. (DE)

      2.    MetLife General Insurance Agency of Massachusetts, Inc. (MA)

M.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    Met P&C Managing General Agency, Inc. (TX)

      5.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      6.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      7.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      8.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

N.    Cova Corporation (MO)

      1.    Texas Life Insurance Company (TX)

      2.    Cova Life Management Company (DE)

O.    MetLife Investors Insurance Company (MO)

P.    First MetLife Investors Insurance Company (NY)

Q.    Walnut Street Securities, Inc. (MO)

R.    Newbury Insurance Company, Limited (BERMUDA)

S.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    Met Investors Advisory, LLC (DE)

      3.    MetLife Investors Financial Agency, Inc. (TX)

T.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Servicios Administrativos Gen, S.A. de C.V. (Mexico)

                  (1) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  (2) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Servicios Administrativos Gen, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. MetLife India Insurance Company Private Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.

      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99905% is owned by MetLife International Holdings, Inc. and 0.00095% is owned by Natiloporterm Holdings, Inc.

      5. Metropolitan Life Seguros de Retiro S.A. (Argentina)- 95.23% is owned by MetLife International Holdings, Inc. and 4.77% is owned by Natiloportem Holdings, Inc.

      6. Metropolitan Life Seguros de Vida S.A. (Argentina)- 95.2499% is owned by MetLife International Holdings, Inc. and 4.7473% is owned by Natiloportem Holdings, Inc.

      7. MetLife Insurance Company of Korea Limited (South Korea)- 21.22% of MetLife Insurance Company of Korea Limited is owned by MetLife, Mexico, S.A. and 78.78% is owned by Metlife International Holdings, Inc.

      8. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 74.5485235740% is owned by MetLife International Holdings, Inc. and 25.451476126% is owned by MetLife Worldwide Holdings, Inc. and 0.0000003% is owned by Natiloportem Holdings, Inc.

      9.    MetLife Global, Inc. (DE)

      10. MetLife Administradora de Fundos Multipatrocinados Ltda (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

      11.   MetLife Insurance Limited (United Kingdom)

      12.   MetLife General Insurance Limited (Australia)

      13.   MetLife Limited (United Kingdom)

      14. MetLife Insurance S.A./NV (Belgium) - 99.9% is owned by MetLife International Holdings, Inc. and 0.1% is owned by third parties.

      15.   MetLife Services Limited (United Kingdom)

      16.   MetLife Insurance Limited (Australia)

            a)    MetLife Insurance and Investment Trust (Australia)

            b)    MetLife Investments Pty Limited (Australia)

            c)    MetLife Services (Singapore) PTE Limited (Australia)

      17. Siembra Seguros de Retiro S.A. (Argentina) - 96.8819% is owned by MetLife International Holdings, Inc. and 3.1180% is owned by Natiloportem Holdings, Inc.

      18. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 94.9999% is owned by MetLife International Holdings Inc.

      19. Compania Previsional MetLife S.A. (Brazil) - 95.4635% is owned by MetLife International Holdings, Inc. and 4.5364% is owned by Natiloportem Holdings, Inc.

           (a) Met AFJP S.A. (Argentina) - 75.4088% of the shares of Met AFJP S.A. are held by Compania Previsional MetLife SA, 19.5912% is owned by Metropolitan Life Seguros de Vida SA, 3.9689% is held by Natiloportem Holdings, Inc. and 1.0310% is held by Metropolitan Life Seguros de Retiro SA.

      20.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna.
                  (Poland)

            b)    MetLife Direct Co., Ltd. (Japan)

            c)    MetLife Fubon Limited (Japan)

U.    Metropolitan Life Insurance Company (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

            a) Park Twenty Three Investments Company (United Kingdom)- 1% voting control of Park Twenty Three Investments Company is held by St. James Fleet Investments Two Limited. 1% of the shares of Park Twenty Three Investments Company is held by Metropolitan Life Insurance Company. 99% is owned by 334 Madison Euro Investment, Inc.

                  (1) Convent Station Euro Investments Four Company (United Kingdom)- 1% voting control of Convent Station Euro Investments Four Company is held by 334 Madison Euro Investments, Inc. as nominee for Park Twenty Three Investments Company. 99% is owned by Park Twenty Three Investments Company.

      2. St. James Fleet Investments Two Limited (Cayman Islands)- 34% of the shares of St. James Fleet Investments Two Limited is held by Metropolitan Life Insurance Company.

      3. One Madison Investments (Cayco) Limited (Cayman Islands)- 10.1% voting control of One Madison Investments (Cayco) Limited is held by Convent Station Euro Investments Four Company. 89.9% of the shares of One Madison Investments (Cayco) Limited is held by Metropolitan Life Insurance Company.

      4. CRB Co, Inc. (MA)- AEW Real Estate Advisors, Inc. holds 49,000 preferred non-voting shares and AEW Advisors, Inc. holds 1,000 preferred non-voting shares of CRB, Co., Inc.

      5.    GA Holding Corp. (MA)

      6.    Thorngate, LLC (DE)

      7.    Alternative Fuel I, LLC (DE)

      8.    Transmountain Land & Livestock Company (MT)

      9.    MetPark Funding, Inc. (DE)

      10.   HPZ Assets LLC (DE)

      11.   Missouri Reinsurance (Barbados), Inc. (Barbados)

      12.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      13.   MetLife Real Estate Cayman Company (Cayman Islands)

      14.   Metropolitan Marine Way Investments Limited (Canada)

      15.   MetLife Private Equity Holdings, LLC (DE)

      16.   23rd Street Investments, Inc. (DE)

            a) Mezzanine Investment Limited Partnership-BDR (DE). Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-BDR and 23rd Street Investments, Inc. is a 1% general partner.

            b) Mezzanine Investment Limited Partnership-LG (DE). 23rd Street Investments, Inc. is a 1% general partner of Mezzanine Investment Limited Partnership-LG. Metropolitan Life Insurance Company holds a 99% limited partnership interest in Mezzanine Investment Limited Partnership-LG.

            c) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

            d) MetLife Capital Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc., 99% Limited Partnership Interest is held by Metropolitan Life Insurance Company.

      17.   Metropolitan Realty Management, Inc. (DE)

      18.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      19.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      20.   Bond Trust Account A (MA)

      21.   MetLife Investments Asia Limited (Hong Kong).

      22. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      23. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      24.   New England Life Insurance Company (MA)

            a)    MetLife Advisers, LLC (MA)

            b)    New England Securities Corporation (MA)

      25.   GenAmerica Financial, LLC (MO)

            a)    GenAmerica Capital I (DE)

            b)    General American Life Insurance Company (MO)

                  (1)   GenAmerica Management Corporation (MO)

                 (2) Reinsurance Group of America, Incorporated (MO) - 52% is owned by General American Life Insurance Company.

                        (a)   Reinsurance Company of Missouri, Incorporated (MO)

                              (i)   Timberlake Financial, L.L.C. (DE)

                                    (A)   Timberlake Reinsurance Company II (SC)

                              (ii)  RGA Reinsurance Company (MO)

                                    (A)   Reinsurance Partners, Inc. (MO)

                              (iii) Parkway Reinsuarnce Company (MO)

                        (b)   RGA Worldwide Reinsurance Company, Ltd. (Barbados)

                        (c)   RGA Atlantic Reinsurance Company, Ltd. (Barbados)

                        (d)   RGA Americas Reinsurance Company, Ltd. (Barbados)

                        (e)   RGA Reinsurance Company (Barbados) Ltd. (Barbados)

                              (i) RGA Financial Group, L.L.C. (DE)- 80% is owned by RGA Reinsurance Company (Barbados) Ltd. RGA Reinsurance Company also owns a 20% non-equity membership in RGA Financial Group, L.L.C.

                        (f)   RGA Life Reinsurance Company of Canada (Canada)

                        (g)   RGA International Corporation (Nova Scotia/Canada)

                        (h)   RGA Holdings Limited (U.K.) (United Kingdom)

                              (i)   RGA UK Services Limited (United Kingdom)

                              (ii)  RGA Capital Limited U.K. (United
                                    Kingdom)

                              (iii) RGA Reinsurance (UK) Limited (United
                                    Kingdom)

                              (iv) RGA Services India Private Limited (India) - Reinsurance Group of America Incorporated owns 99% of RGA Services India Private Limited and RGA Holdings Limited owns 1%.

                        (i)   RGA South African Holdings (Pty) Ltd. (South
                              Africa)

                              (i) RGA Reinsurance Company of South Africa Limited (South Africa)

                        (j)   RGA Australian Holdings PTY Limited (Australia)

                              (i)   RGA Reinsurance Company of Australia
                                    Limited (Australia)

                              (ii)  RGA Asia Pacific PTY, Limited (Australia)

                        (k) General American Argentina Seguros de Vida, S.A. (Argentina) - 95% of General American Argentina Seguros de Vida, S.A. is owned by Reinsurance Group of America, Incorporated and 5% is owned by RGA Reinsurance Company (Barbados) Ltd.

                        (l)   RGA Technology Partners, Inc. (MO)

                        (m)   RGA International Reinsurance Company (Ireland)

                        (n)   RGA Capital Trust I (DE)

                              (i)   RGA Global Reinsurance Company, Ltd.
                                    (Bermuda)

      26.   Corporate Real Estate Holdings, LLC (DE)

      27. Ten Park SPC (CAYMAN ISLANDS ) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      28.   MetLife Tower Resources Group, Inc. (DE)

      29.   Headland - Pacific Palisades, LLC (CA)

      30. Headland Properties Associates (CA) - 1% is owned by Headland - Pacific Palisades, LLC and 99% is owned by Metropolitan
            Life Insurance Company.

      31.   Krisman, Inc. (MO)

      32.   Special Multi-Asset Receivables Trust (DE)

      33.   White Oak Royalty Company (OK)

      34.   500 Grant Street GP LLC (DE)

      35. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC

      36.   MetLife Canada/MetVie Canada (Canada)

      37.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

            b)   MetLife Investment Funds Management LLC (NJ)

            c)   MetLife Associates LLC (DE)

      38.   Euro CL Investments LLC (DE)

      39.   MEX DF Properties, LLC (DE)

      40. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      41.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (UK)

      42.   Housing Fund Manager, LLC (DE)

      43. MTC Fund I, LLC (DE) 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC.

      44.   MTC Fund II, LLC (DE)

V.    MetLife Capital Trust II (DE)

W.    MetLife Capital Trust III (DE)

X.    MetLife Capital Trust IV (DE)

Y. MetLife Insurance Company of Connecticut (CT) - 86.72% is owned by MetLife, Inc. and 13.28% is owned by MetLife Investors Group, Inc. (Life Department)(Accident Department) The operations of the Accident Department have ceased as a result of the transfer of the worker's compensation business to an unrelated party.

      1.    440 South LaSalle LLC (DE)

      2. Pilgrim Investments Oakmont Lane, LLC (DE) - 50% is owned by MetLife Insurance Company of Connecticut and 50% is owned by a third party.

      3. Pilgrim Alternative Investments Opportunity Fund I, LLC (DE) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      4.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut, and 33% is owned by third party.

      5.    Pilgrim Investments Highland Park, LLC (DE)

      6.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      7.    MetLife Canadian Property Ventures LLC (NY)

      8.    Euro TI Investments LLC (DE)

      9.    Greenwich Street Investments, LLC (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      10.   Hollow Creek, L.L.C. (CT)

      11. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      12. One Financial Place Holdings, LLC (DE)-100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      13.   Plaza LLC (CT)

            a)    Tower Square Securities, Inc. (CT)

                  1) Tower Square Securities Insurance Agency of New Mexico, Inc. (NM)

                  2)    Tower Square Securities Insurance Agency of
                        Ohio, Inc. (OH) 99% is owned by Tower Square Securities, Inc.

      14.   TIC European Real Estate LP, LLC (DE)

      15.   MetLife European Holdings, Inc. (UK)

            a) MetLife Europe Limited (IRELAND)

               (i) MetLife Pensions Trustees Limited (UK)

            b) MetLife Assurance Limited (UK)

      16.   Travelers International Investments Ltd. (Cayman Islands)

      17.   Euro TL Investments LLC (DE)

      18.   Corrigan TLP LLC (DE)

      19.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

                  1)    Panther Valley, Inc. (NJ)

      20. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      21.   Tribeca Distressed Securities L.L.C. (DE)

      22.   MetLife Investors USA Insurance Comapny (DE)

      23.   MetLife Property Ventures Canada ULC (Canada)

Z.    MetLife Reinsurance Company of South Carolina (SC)

AA.   MetLife Investment Advisors Company, LLC (DE)

BB.   MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

CC.   MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           (i)   MetLife Services East Private Limited (India)

DD.   Soap Acquisition Corporation (NY)

The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

In addition to the entities shown on the organizational chart, MetLife, Inc. (or where indicated, a subsidiary) also owns interests in the following entities:

1) Metropolitan Life Insurance Company owns varying interests in certain mutual funds distributed by its affiliates. These ownership interests are generally expected to decrease as shares of the funds are purchased by unaffiliated investors.

2) Metropolitan Life Insurance Company indirectly owns 100% of the non-voting preferred stock of Nathan and Lewis Associates Ohio, Incorporated, an insurance agency. 100% of the voting common stock of this company is held by an individual who has agreed to vote such shares at the direction of N.L. HOLDING CORP. (DEL), a direct wholly owned subsidiary of MetLife, Inc.

3) Mezzanine Investment Limited Partnerships ("MILPs"), Delaware limited partnerships, are investment vehicles through which investments in certain entities are held. A wholly owned subsidiary of Metropolitan Life Insurance Company serves as the general partner of the limited partnerships and Metropolitan Life Insurance Company directly owns a 99% limited partnership interest in each MILP. The MILPs have various ownership and/or debt interests in certain companies.

4) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

NOTE: THE METLIFE, INC. ORGANIZATIONAL CHART DOES NOT INCLUDE REAL ESTATE JOINT VENTURES AND PARTNERSHIPS OF WHICH METLIFE, INC. AND/OR ITS SUBSIDIARIES IS AN INVESTMENT PARTNER. IN ADDITION, CERTAIN INACTIVE SUBSIDIARIES HAVE ALSO BEEN OMITTED.

ITEM 27.  NUMBER OF CONTRACTS SOLD


     As of February 29, 2008: 216


ITEM 28.  INDEMNIFICATION.

    UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE SECURITIES ACT OF 1933

     MetLife Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife Inc. maintains a directors' and officers' liability policy with a limit of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc. are covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29.  PRINCIPAL UNDERWRITER



     MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:



Met Investors Series Trust


Metropolitan Series Fund, Inc.


Metropolitan Life Separate Account E


MetLife Investors USA Separate Account A


MetLife Investors Variable Annuity Account One


MetLife Investors Variable Annuity Account Five


MetLife Investors Variable Life Account One


MetLife Investors Variable Life Account Five


First MetLife Investors Variable Annuity Account One


General American Separate Account Eleven


General American Separate Account Twenty- Eight


General American Separate Account Twenty- Nine


General American Separate Account Two


Security Equity Separate Account 26


Security Equity Separate Account 27


MetLife of CT Fund ABD for Variable Annuities


MetLife of CT Fund ABD II for Variable Annuities


MetLife of CT Fund BD for Variable Annuities


MetLife of CT Fund BD II for Variable Annuities


MetLife of CT Fund BD III for Variable Annuities


MetLife of CT Fund BD IV for Variable Annuities


MetLife of CT Fund U for Variable Annuities


MetLife of CT Separate Account Five for Variable Annuities


MetLife of CT Separate Account Six for Variable Annuities


MetLife of CT Separate Account Seven for Variable Annuities


MetLife of CT Separate Account Eight for Variable Annuities


MetLife of CT Separate Account Nine for Variable Annuities


MetLife of CT Separate Account Ten for Variable Annuities


MetLife of CT Separate Account Eleven for Variable Annuities


MetLife of CT Separate Account Twelve for Variable Annuities

MetLife of CT Separate Account Thirteen for Variable Annuities


MetLife of CT Separate Account Fourteen for Variable Annuities


MetLife Insurance Company of CT Variable Annuity Separate Account 2002


MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002


MetLife of CT Separate Account PF for Variable Annuities


MetLife of CT Separate Account PF II for Variable Annuities


MetLife of CT Separate Account QP for Variable Annuities


MetLife of CT Separate Account QPN for Variable Annuities


MetLife of CT Separate Account TM for Variable Annuities


MetLife of CT Separate Account TM II for Variable Annuities


MetLife of CT Fund UL for Variable Life Insurance


MetLife of CT Fund UL II for Variable Life Insurance


MetLife of CT Fund UL III for Variable Life Insurance


MetLife of CT Variable Life Insurance Separate Account One


MetLife of CT Variable Life Insurance Separate Account Two


MetLife of CT Variable Life Insurance Separate Account Three


Metropolitan Life Variable Annuity Separate Account I


Metropolitan Life Variable Annuity Separate Account II


Paragon Separate Account A


Paragon Separate Account B


Paragon Separate Account C and


Paragon Separate Account D.



     (b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 5 Park Plaza, Suite 1900, Irvine, CA 92614.



   NAME AND PRINCIPAL BUSINESS ADDRESS                  POSITIONS AND OFFICES WITH UNDERWRITER
   -----------------------------------                  --------------------------------------
Michael K. Farrell........................   Director
5 Park Plaza
Suite 1900
Irvine, CA 92614
Craig W. Markham..........................   Director and Vice President
13045 Tesson Ferry Road
St. Louis, MO 63128
William J. Toppeta........................   Director
200 Park Avenue
New York, NY 10166
Paul A. Sylvester.........................   President, National Sales Manager-Annuities & LTC
10 Park Avenue
Morristown, NJ 07962
Elizabeth M. Forget.......................   Executive Vice President, Investment Fund Management &
260 Madison Avenue                           Marketing
New York, NY 10016
Paul A. LaPiana...........................   Executive Vice President, National Sales Manager-Life
5 Park Plaza
Suite 1900
Irvine, CA 92614
Richard C. Pearson........................   Executive Vice President, General Counsel and Secretary
5 Park Plaza
Suite 1900
Irvine, CA 92614
Andrew Aiello.............................   Senior Vice President, Distribution Head-National Accounts
One MetLife Plaza                            Channel
27-01 Queens Plaza North
Long Island City, NY 11101

   NAME AND PRINCIPAL BUSINESS ADDRESS                  POSITIONS AND OFFICES WITH UNDERWRITER
   -----------------------------------                  --------------------------------------
Jeffrey A. Barker.........................   Senior Vice President, Channel Head-Independent Accounts
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Douglas P. Rodgers........................   Senior Vice President, Channel Head-LTC
10 Park Avenue, 1st Floor
Morristown, NJ 07962
Myrna F. Solomon..........................   Senior Vice President, Channel Head-Banks
501 Boylston Street
Boston, MA 02116
Leslie Sutherland.........................   Senior Vice President, Channel Head-Broker/Dealers
One MetLife Plaza
Long Island City, NY 11101
Edward C. Wilson..........................   Senior Vice President, Channel Head-Wirehouse
5 Park Plaza
Suite 1900
Irvine, CA 92614
Curtis Wohlers............................   Senior Vice President, Channel Head-Planners
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Jay S. Kaduson............................   Senior Vice President
10 Park Avenue
Morristown, NJ 07962
Eric T. Steigerwalt.......................   Treasurer
One MetLife Plaza
27-01 Queens Plaza North
Long Island City, NY 11101
Peter Gruppuso............................   Vice President and Chief Financial Officer
485-E US Highway 1 South
Iselin, NJ 08830
Debora L. Buffington......................   Vice President, Director of Compliance
5 Park Plaza
Suite 1900
Irvine, CA 92614
David DeCarlo.............................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
Charles M. Deuth..........................   Vice President, National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614
Paul M. Kos...............................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
Craig W. Markham..........................   Vice President
13045 Tesson Ferry Rd.
St. Louis, MO 63128
Deron J. Richens..........................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614

   NAME AND PRINCIPAL BUSINESS ADDRESS                  POSITIONS AND OFFICES WITH UNDERWRITER
   -----------------------------------                  --------------------------------------
Cathy Sturdivant..........................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614
Paulina Vakouros..........................   Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614



     (c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:



                                                            (2)
                        (1)                           NET UNDERWRITING         (3)             (4)           (5)
                 NAME OF PRINCIPAL                     DISCOUNTS AND     COMPENSATION ON    BROKERAGE       OTHER
                    UNDERWRITER                         COMMISSIONS        REDEMPTION      COMMISSIONS   COMPENSATION
                 -----------------                    ----------------   ---------------   -----------   ------------
MetLife Investors Distribution Company                 $194,430,207*          $0**             $0             $0


---------------


* For the period May 1, 2007 through December 31, 2007. From January 1, 2007 through April 30, 2007, Metropolitan Life Insurance Company served as the selling broker-dealer for the Contracts and paid $88,286,888 in commissions.



** For the period May 1, 2007 through December 31, 2007. From January 1, 2007 through April 30, 2007, Metropolitan Life Insurance Company received $9,036,720 in withdrawal charges upon the early withdrawal of amounts from or surrender of the Contracts.



ITEM 30.  LOCATION OF ACCOUNT AND RECORDS.


Metropolitan Life Insurance Company
200 Park Avenue
New York, N.Y. 10166

ITEM 31.  MANAGEMENT SERVICES.

Not Applicable

ITEM 32.  UNDERTAKINGS.

     (a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

     (b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

     (c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.


     (d) Metropolitan Life Insurance Company represents that the fees and charges deducted under the Income Annuity described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the Income Annuity.

                                   SIGNATURES


     AS REQUIRED BY THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS THE REQUIREMENTS OF SECURITIES ACT RULE 485(b) FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT AND HAS CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF, IN THE CITY OF NEW YORK, AND STATE OF NEW YORK ON THIS 21ST DAY OF APRIL, 2008.

                                         METROPOLITAN LIFE SEPARATE ACCOUNT E
                                                     (Registrant)

                                        by: METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:        /s/ PAUL G. CELLUPICA
                                         ---------------------------------------
                                                   (Paul G. Cellupica)

                                          Chief Counsel, Securities Regulation
                                                 and Corporate Services


                                          METROPOLITAN LIFE INSURANCE COMPANY
                                                      (Depositor)

                                       by:        /s/ PAUL G. CELLUPICA
                                         ---------------------------------------
                                                   (Paul G. Cellupica)

                                          Chief Counsel, Securities Regulation
                                                 and Corporate Services

                                   SIGNATURES

     AS REQUIRED BY THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----

                          *                              President, Chief Executive
-----------------------------------------------------    Officer and Chairman of the
                 Robert C. Henrikson                     Board

                          *                              Executive Vice-President and
-----------------------------------------------------    Chief Accounting Officer
              Joseph J. Prochaska, Jr.

                          *                              Executive Vice President and
-----------------------------------------------------    Chief Financial Officer
                 William J. Wheeler

                                                         Director
-----------------------------------------------------
                Eduardo Castro-Wright

                          *                              Director
-----------------------------------------------------
                 Burton A. Dole, Jr.

                                                         Director
-----------------------------------------------------
                   Cheryl W. Grise

                          *                              Director
-----------------------------------------------------
                  James R. Houghton

                                                         Director
-----------------------------------------------------
                  R. Glenn Hubbard

                          *                              Director
-----------------------------------------------------
                    John M. Keane

                                                         Director
-----------------------------------------------------
                   James M. Kilts

                          *                              Director
-----------------------------------------------------
                  Helene L. Kaplan

                          *                              Director
-----------------------------------------------------
                 Charles M. Leighton

                          *                              Director
-----------------------------------------------------
                  Sylvia M. Mathews

                          *                              Director
-----------------------------------------------------
                    Hugh B. Price

                      SIGNATURE                                       TITLE                      DATE
                      ---------                                       -----                      ----


                                                         Director
-----------------------------------------------------
                    David Satcher

                          *                              Director
-----------------------------------------------------
                Kenton J. Sicchitano

                          *                              Director
-----------------------------------------------------
               William C. Steere, Jr.

                                                         Director
-----------------------------------------------------
                    Lulu C. Wang

*By: /s/ MYRA SAUL                                                                          April 21, 2008
-----------------------------------------------------
     Myra Saul, Esq.
     Attorney-in-Fact